Document and Entity Information	12 Months Ended
Apr. 29, 2013
Risk/Return:
Document Type	485BPOS
Document Period End Date	Dec 31, 2012
Registrant Name	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Central Index Key	0000202032
Amendment Flag	false
Document Creation Date	Apr 26, 2013
Document Effective Date	Apr 29, 2013
Prospectus Date	Apr 29, 2013

Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND
Fund Summaries - INVESCO BALANCED-RISK RETIREMENT NOW FUND
Investment Objective(s)
The Fund's investment objective is to provide real return and, as a secondary objective, capital preservation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT NOW FUND	Class A	Class AX	Class B	Class C	Class CX	Class R	Class RX	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	none	none	none	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	none	5.00%	1.00%	1.00%	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT NOW FUND		Class A	Class AX	Class B	Class C	Class CX	Class R	Class RX	Class Y
Management Fees		none	none	none	none	none	none	none	none
Distribution and/or Service (12b-1) Fees		0.25%	0.25%	1.00%	1.00%	1.00%	0.50%	0.50%	none
Other Expenses		0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%
Acquired Fund Fees and Expenses		0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%
Total Annual Fund Operating Expenses		1.48%	1.48%	2.23%	2.23%	2.23%	1.73%	1.73%	1.23%
Fee Waiver and/or Expense Reimbursement	[1]	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		0.77%	0.77%	1.52%	1.52%	1.52%	1.02%	1.02%	0.52%
[1]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX and Class Y shares to 0.25%, 0.25%, 1.00%, 1.00%, 1.00%, 0.50%, 0.50% and 0.00%, respectively, of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT NOW FUND (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	624	926	1,250	2,164
Class AX	624	926	1,250	2,164
Class B	655	929	1,330	2,319
Class C	255	629	1,130	2,509
Class CX	255	629	1,130	2,509
Class R	104	476	872	1,982
Class RX	104	476	872	1,982
Class Y	53	320	607	1,426

You would pay the following expenses if you did not redeem your shares:
Expense Example, No Redemption Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT NOW FUND (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	624	926	1,250	2,164
Class AX	624	926	1,250	2,164
Class B	155	629	1,130	2,319
Class C	155	629	1,130	2,509
Class CX	155	629	1,130	2,509
Class R	104	476	872	1,982
Class RX	104	476	872	1,982
Class Y	53	320	607	1,426

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies of the Fund and the Underlying Funds
The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund's target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement Now Fund

Invesco Balanced-Risk Allocation Fund	60.00%

Liquid Assets Portfolio	20.00%

Premier Portfolio	20.00%

Total	100%

      The Fund's name indicates that an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund's real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation.

      The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis. The Fund's investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

      The following table lists the current target market exposures through Invesco Balanced-Risk Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced-Risk Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund, an underlying fund, the percentages may not equal 100%. The Fund's target allocations may change over time and at any point in time the Fund's actual asset allocations may be higher or lower than the target allocations shown in the chart below.

Target Allocation from Retirement
At Retirement
Date

Equities	16.9%

Commodities	21.8%

Fixed Income	43.7%

Cash Equivalents	40.0%

      An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after your target retirement date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

       Invesco Balanced-Risk Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund's portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the Fund's performance. Invesco Balanced-Risk Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

       The portfolio managers manage Invesco Balanced-Risk Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

       The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

       We expect Invesco Balanced-Risk Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including exchange-traded funds (ETFs) and exchange-traded notes (ETNs). Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

       Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund's exposure to an asset class and may cause the Fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

       The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Fund.

       Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

       The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the Fund makes new investments.

       Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

       In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

       Invesco Balanced-Risk Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, exchange-traded notes ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

       ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

       ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

       Invesco Balanced-Risk Allocation Fund will invest in the Subsidiary to gain exposure to commodities markets. The Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

       Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by the Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

       Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

       The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

       Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

       Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

       Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

       In anticipation of or in response to market, economic, political or other conditions, Invesco Balanced-Risk Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Allocation Fund's performance and Invesco Balanced-Risk Allocation Fund may not achieve its investment objective.

       Invesco Balanced-Risk Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Allocation Fund may also invest in securities and other investments not described in this prospectus.

       For more information, see "Description of the Funds and Their Investments and Risks" in Invesco Balanced-Risk Allocation Fund's SAI.

Liquid Assets Portfolio. Liquid Assets Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio's investment objective may be changed by Liquid Assets Portfolio's Board of Trustees without shareholder approval.

       Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

       Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

       Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio's adviser pursuant to guidelines approved by the Liquid Assets Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio's adviser under the supervision of Liquid Assets Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

       Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

       In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

       The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio's investment objective may be changed by Premier Portfolio's Board of Trustees without shareholder approval.

       Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

       Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

       Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio's adviser pursuant to guidelines approved by Premier Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio's adviser under the supervision of Premier Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

       Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

       In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.
Principal Risks of Investing in the Fund and the Underlying Funds
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

       CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

       Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ "economic" leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

       Commodity Risk. Invesco Balanced-Risk Allocation Fund's, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

       Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

       Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

       Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

       Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

       Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.
  Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.
  Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.
  Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.
  Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund's other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.
  Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund's use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund's taxable income or gains and distributions to shareholders.
  Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.
  Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.
  Management Risk. The investment techniques and risk analysis used by an underlying fund's portfolio managers in connection with investing in derivatives may not produce the desired results.
       Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

       Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

       Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund's shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund's shares may not develop or be maintained; (3) trading an exchange-traded fund's shares may be halted if the listing exchange's officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

       Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

       Foreign Credit Exposure Risk. U.S. dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

       Foreign Securities Risk. The dollar value of an underlying fund's foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

       Fund of Funds Risk. The Fund's performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser's evaluations and assumptions regarding the Fund's broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

       Industry Focus Risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund's performance will depend on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

       Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund's performance.

       Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in an underlying fund's exposure to an asset class and may cause an underlying fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to an underlying fund will be magnified; however, if the leveraged instrument decreases in value, the loss to an underlying fund will be magnified. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. There can be no assurance that an underlying fund's leverage strategy will be successful. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds.

       Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

       Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

       Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

       Money Market Fund Risk. Although the underlying fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the underlying fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the underlying fund's adviser or its affiliates to enter into support agreements or take other actions to maintain the underlying fund's $1.00 share price. The credit quality of the underlying fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the underlying fund's share price. An underlying fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the underlying fund is managed, possibly negatively impacting its return. Additionally, the underlying fund's yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

       Municipal Securities Risk. An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer's regional economic conditions may affect the municipal security's value, interest payments, repayment of principal and the underlying fund's ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security's value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

       Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.

       Repurchase Agreement Risk. If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement. As a result, an underlying fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

       Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund's prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

       Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, Invesco Balanced-Risk Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's use of commodity-linked notes or the Subsidiary, it could limit Invesco Balanced-Risk Allocation Fund's ability to pursue its investment strategy. In this event Invesco Balanced-Risk Allocation Fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, Invesco Balanced-Risk Allocation Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the "Dividends, Distributions and Tax Matters" section in the Invesco Balanced-Risk Allocation Fund's SAI.

       U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

       Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the "Benchmark Descriptions" section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended March 28, 2013): 1.43% Best Quarter (ended September 30, 2009): 9.78% Worst Quarter (ended December 31, 2008): -8.89%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT NOW FUND		1 Year	5 Years	Since Inception	Inception Date
Class A shares:		0.42%	1.66%	1.99%	Jan 31, 2007
Class A shares: Return After Taxes on Distributions		(0.53%)	0.28%	0.51%	Jan 31, 2007
Class A shares: Return After Taxes on Distributions and Sale of Fund Shares		0.52%	0.63%	0.85%	Jan 31, 2007
Class AX shares:	[1]	0.42%	1.63%	1.97%	Jun 1, 2010
Class B shares:		0.50%	1.69%	2.05%	Jan 31, 2007
Class C shares:		4.37%	2.03%	2.19%	Jan 31, 2007
Class CX shares:	[2]	4.50%	2.03%	2.18%	Jun 1, 2010
Class R shares:		5.98%	2.57%	2.71%	Jan 31, 2007
Class RX shares:	[2]	5.98%	2.53%	2.69%	Jun 1, 2010
Class Y shares:	[1]	6.58%	3.05%	3.16%	Oct 3, 2008
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	2.06%
Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)		11.40%	3.83%	4.12%
Custom Balanced-Risk Retirement Now Index (reflects no deduction for fees, expenses or taxes)		6.73%	2.54%	3.09%
Lipper Mixed-Asset Target Today Index	[3]	8.31%	4.09%	4.21%
Lipper Mixed-Asset Target Allocation Conservative Funds Index	[3]	8.92%	4.32%	4.50%
[1]	Class AX shares' and Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.
[2]	Class CX shares' and Class RX shares' performance shown prior to the inception date is that of Class A shares restated to reflect the higher 12b-1 fees applicable to Class CX shares and Class RX shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.
[3]	The Fund has elected to use the Lipper Mixed-Asset Target Today Index to represent its peer group benchmark rather than the Lipper Mixed-Asset Target Allocation Conservative Funds Index because the Lipper Mixed-Asset Target Today Index more closely reflects the performance of the types of securities in which the Fund invests.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summaries - INVESCO BALANCED-RISK RETIREMENT NOW FUND
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is to provide real return and,
Objective, Secondary [Text Block]	rr_ObjectiveSecondaryTextBlock	as a secondary objective, capital preservation.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fee Waiver or Reimbursement over Assets, Date of Termination	rr_FeeWaiverOrReimbursementOverAssetsDateOfTermination	April 30, 2014
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	7.00%
Expense Breakpoint Discounts [Text]	rr_ExpenseBreakpointDiscounts	You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Expense Breakpoint, Minimum Investment Required [Amount]	rr_ExpenseBreakpointMinimumInvestmentRequiredAmount	50,000
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example, No Redemption Narrative [Text Block]	rr_ExpenseExampleNoRedemptionNarrativeTextBlock	You would pay the following expenses if you did not redeem your shares:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund and the Underlying Funds
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund's target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement Now Fund

Invesco Balanced-Risk Allocation Fund	60.00%

Liquid Assets Portfolio	20.00%

Premier Portfolio	20.00%

Total	100%

      The Fund's name indicates that an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund's real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation.

      The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis. The Fund's investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

      The following table lists the current target market exposures through Invesco Balanced-Risk Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced-Risk Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund, an underlying fund, the percentages may not equal 100%. The Fund's target allocations may change over time and at any point in time the Fund's actual asset allocations may be higher or lower than the target allocations shown in the chart below.

Target Allocation from Retirement
At Retirement
Date

Equities	16.9%

Commodities	21.8%

Fixed Income	43.7%

Cash Equivalents	40.0%

      An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after your target retirement date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

       Invesco Balanced-Risk Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund's portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the Fund's performance. Invesco Balanced-Risk Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

       The portfolio managers manage Invesco Balanced-Risk Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

       The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

       We expect Invesco Balanced-Risk Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including exchange-traded funds (ETFs) and exchange-traded notes (ETNs). Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

       Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund's exposure to an asset class and may cause the Fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

       The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Fund.

       Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

       The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the Fund makes new investments.

       Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

       In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

       Invesco Balanced-Risk Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, exchange-traded notes ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

       ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

       ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

       Invesco Balanced-Risk Allocation Fund will invest in the Subsidiary to gain exposure to commodities markets. The Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

       Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by the Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

       Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

       The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

       Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

       Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

       Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

       In anticipation of or in response to market, economic, political or other conditions, Invesco Balanced-Risk Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Allocation Fund's performance and Invesco Balanced-Risk Allocation Fund may not achieve its investment objective.

       Invesco Balanced-Risk Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Allocation Fund may also invest in securities and other investments not described in this prospectus.

       For more information, see "Description of the Funds and Their Investments and Risks" in Invesco Balanced-Risk Allocation Fund's SAI.

Liquid Assets Portfolio. Liquid Assets Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio's investment objective may be changed by Liquid Assets Portfolio's Board of Trustees without shareholder approval.

       Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

       Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

       Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio's adviser pursuant to guidelines approved by the Liquid Assets Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio's adviser under the supervision of Liquid Assets Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

       Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

       In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

       The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio's investment objective may be changed by Premier Portfolio's Board of Trustees without shareholder approval.

       Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

       Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

       Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio's adviser pursuant to guidelines approved by Premier Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio's adviser under the supervision of Premier Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

       Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

       In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

		The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund and the Underlying Funds
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

       CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

       Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ "economic" leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

       Commodity Risk. Invesco Balanced-Risk Allocation Fund's, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

       Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

       Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

       Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

       Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

       Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.
  Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.
  Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.
  Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.
  Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund's other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.
  Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund's use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund's taxable income or gains and distributions to shareholders.
  Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.
  Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.
  Management Risk. The investment techniques and risk analysis used by an underlying fund's portfolio managers in connection with investing in derivatives may not produce the desired results.
       Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

       Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

       Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund's shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund's shares may not develop or be maintained; (3) trading an exchange-traded fund's shares may be halted if the listing exchange's officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

       Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

       Foreign Credit Exposure Risk. U.S. dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

       Foreign Securities Risk. The dollar value of an underlying fund's foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

       Fund of Funds Risk. The Fund's performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser's evaluations and assumptions regarding the Fund's broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

       Industry Focus Risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund's performance will depend on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

       Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund's performance.

       Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in an underlying fund's exposure to an asset class and may cause an underlying fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to an underlying fund will be magnified; however, if the leveraged instrument decreases in value, the loss to an underlying fund will be magnified. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. There can be no assurance that an underlying fund's leverage strategy will be successful. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds.

       Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

       Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

       Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

       Money Market Fund Risk. Although the underlying fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the underlying fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the underlying fund's adviser or its affiliates to enter into support agreements or take other actions to maintain the underlying fund's $1.00 share price. The credit quality of the underlying fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the underlying fund's share price. An underlying fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the underlying fund is managed, possibly negatively impacting its return. Additionally, the underlying fund's yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

       Municipal Securities Risk. An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer's regional economic conditions may affect the municipal security's value, interest payments, repayment of principal and the underlying fund's ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security's value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

       Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.

       Repurchase Agreement Risk. If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement. As a result, an underlying fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

       Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund's prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

       Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, Invesco Balanced-Risk Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's use of commodity-linked notes or the Subsidiary, it could limit Invesco Balanced-Risk Allocation Fund's ability to pursue its investment strategy. In this event Invesco Balanced-Risk Allocation Fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, Invesco Balanced-Risk Allocation Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the "Dividends, Distributions and Tax Matters" section in the Invesco Balanced-Risk Allocation Fund's SAI.

       U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

       Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

		Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.
Risk Money Market Fund [Text]	rr_RiskMoneyMarketFund	Money Market Fund Risk. Although the underlying fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the underlying fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the underlying fund's adviser or its affiliates to enter into support agreements or take other actions to maintain the underlying fund's $1.00 share price. The credit quality of the underlying fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the underlying fund's share price. An underlying fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the underlying fund is managed, possibly negatively impacting its return. Additionally, the underlying fund's yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the "Benchmark Descriptions" section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Narrative [Text Block]	rr_BarChartNarrativeTextBlock	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Does Not Reflect Sales Loads [Text]	rr_BarChartDoesNotReflectSalesLoads	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class A shares year-to-date (ended March 28, 2013): 1.43% Best Quarter (ended September 30, 2009): 9.78% Worst Quarter (ended December 31, 2008): -8.89%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | Class A
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.25%
Other Expenses	rr_OtherExpensesOverAssets	0.71%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.52%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.48%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.71%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	0.77%
1 Year	rr_ExpenseExampleYear01	624
3 Years	rr_ExpenseExampleYear03	926
5 Years	rr_ExpenseExampleYear05	1,250
10 Years	rr_ExpenseExampleYear10	2,164
1 Year	rr_ExpenseExampleNoRedemptionYear01	624
3 Years	rr_ExpenseExampleNoRedemptionYear03	926
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,250
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,164
2008	rr_AnnualReturn2008	(17.45%)
2009	rr_AnnualReturn2009	14.53%
2010	rr_AnnualReturn2010	7.74%
2011	rr_AnnualReturn2011	6.18%
2012	rr_AnnualReturn2012	6.22%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class A shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	1.43%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Sep 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	9.78%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(8.89%)
1 Year	rr_AverageAnnualReturnYear01	0.42%
5 Years	rr_AverageAnnualReturnYear05	1.66%
Since Inception	rr_AverageAnnualReturnSinceInception	1.99%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | Class AX
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.25%
Other Expenses	rr_OtherExpensesOverAssets	0.71%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.52%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.48%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.71%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	0.77%
1 Year	rr_ExpenseExampleYear01	624
3 Years	rr_ExpenseExampleYear03	926
5 Years	rr_ExpenseExampleYear05	1,250
10 Years	rr_ExpenseExampleYear10	2,164
1 Year	rr_ExpenseExampleNoRedemptionYear01	624
3 Years	rr_ExpenseExampleNoRedemptionYear03	926
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,250
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,164
1 Year	rr_AverageAnnualReturnYear01	0.42%	[2]
5 Years	rr_AverageAnnualReturnYear05	1.63%	[2]
Since Inception	rr_AverageAnnualReturnSinceInception	1.97%	[2]
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 1, 2010	[2]
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | Class B
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	5.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.71%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.52%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.23%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.71%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.52%
1 Year	rr_ExpenseExampleYear01	655
3 Years	rr_ExpenseExampleYear03	929
5 Years	rr_ExpenseExampleYear05	1,330
10 Years	rr_ExpenseExampleYear10	2,319
1 Year	rr_ExpenseExampleNoRedemptionYear01	155
3 Years	rr_ExpenseExampleNoRedemptionYear03	629
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,130
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,319
1 Year	rr_AverageAnnualReturnYear01	0.50%
5 Years	rr_AverageAnnualReturnYear05	1.69%
Since Inception	rr_AverageAnnualReturnSinceInception	2.05%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | Class C
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	1.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.71%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.52%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.23%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.71%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.52%
1 Year	rr_ExpenseExampleYear01	255
3 Years	rr_ExpenseExampleYear03	629
5 Years	rr_ExpenseExampleYear05	1,130
10 Years	rr_ExpenseExampleYear10	2,509
1 Year	rr_ExpenseExampleNoRedemptionYear01	155
3 Years	rr_ExpenseExampleNoRedemptionYear03	629
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,130
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,509
1 Year	rr_AverageAnnualReturnYear01	4.37%
5 Years	rr_AverageAnnualReturnYear05	2.03%
Since Inception	rr_AverageAnnualReturnSinceInception	2.19%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | Class CX
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	1.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.71%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.52%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.23%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.71%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.52%
1 Year	rr_ExpenseExampleYear01	255
3 Years	rr_ExpenseExampleYear03	629
5 Years	rr_ExpenseExampleYear05	1,130
10 Years	rr_ExpenseExampleYear10	2,509
1 Year	rr_ExpenseExampleNoRedemptionYear01	155
3 Years	rr_ExpenseExampleNoRedemptionYear03	629
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,130
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,509
1 Year	rr_AverageAnnualReturnYear01	4.50%	[3]
5 Years	rr_AverageAnnualReturnYear05	2.03%	[3]
Since Inception	rr_AverageAnnualReturnSinceInception	2.18%	[3]
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 1, 2010	[3]
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | Class R
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.50%
Other Expenses	rr_OtherExpensesOverAssets	0.71%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.52%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.73%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.71%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.02%
1 Year	rr_ExpenseExampleYear01	104
3 Years	rr_ExpenseExampleYear03	476
5 Years	rr_ExpenseExampleYear05	872
10 Years	rr_ExpenseExampleYear10	1,982
1 Year	rr_ExpenseExampleNoRedemptionYear01	104
3 Years	rr_ExpenseExampleNoRedemptionYear03	476
5 Years	rr_ExpenseExampleNoRedemptionYear05	872
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,982
1 Year	rr_AverageAnnualReturnYear01	5.98%
5 Years	rr_AverageAnnualReturnYear05	2.57%
Since Inception	rr_AverageAnnualReturnSinceInception	2.71%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | Class RX
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.50%
Other Expenses	rr_OtherExpensesOverAssets	0.71%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.52%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.73%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.71%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.02%
1 Year	rr_ExpenseExampleYear01	104
3 Years	rr_ExpenseExampleYear03	476
5 Years	rr_ExpenseExampleYear05	872
10 Years	rr_ExpenseExampleYear10	1,982
1 Year	rr_ExpenseExampleNoRedemptionYear01	104
3 Years	rr_ExpenseExampleNoRedemptionYear03	476
5 Years	rr_ExpenseExampleNoRedemptionYear05	872
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,982
1 Year	rr_AverageAnnualReturnYear01	5.98%	[3]
5 Years	rr_AverageAnnualReturnYear05	2.53%	[3]
Since Inception	rr_AverageAnnualReturnSinceInception	2.69%	[3]
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 1, 2010	[3]
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | Class Y
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.71%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.52%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.23%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.71%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	0.52%
1 Year	rr_ExpenseExampleYear01	53
3 Years	rr_ExpenseExampleYear03	320
5 Years	rr_ExpenseExampleYear05	607
10 Years	rr_ExpenseExampleYear10	1,426
1 Year	rr_ExpenseExampleNoRedemptionYear01	53
3 Years	rr_ExpenseExampleNoRedemptionYear03	320
5 Years	rr_ExpenseExampleNoRedemptionYear05	607
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,426
1 Year	rr_AverageAnnualReturnYear01	6.58%	[2]
5 Years	rr_AverageAnnualReturnYear05	3.05%	[2]
Since Inception	rr_AverageAnnualReturnSinceInception	3.16%	[2]
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 3, 2008	[2]
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | Return After Taxes on Distributions | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	(0.53%)
5 Years	rr_AverageAnnualReturnYear05	0.28%
Since Inception	rr_AverageAnnualReturnSinceInception	0.51%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | Return After Taxes on Distributions and Sale of Fund Shares | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	0.52%
5 Years	rr_AverageAnnualReturnYear05	0.63%
Since Inception	rr_AverageAnnualReturnSinceInception	0.85%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
Since Inception	rr_AverageAnnualReturnSinceInception	2.06%
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.40%
5 Years	rr_AverageAnnualReturnYear05	3.83%
Since Inception	rr_AverageAnnualReturnSinceInception	4.12%
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | Custom Balanced-Risk Retirement Now Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	6.73%
5 Years	rr_AverageAnnualReturnYear05	2.54%
Since Inception	rr_AverageAnnualReturnSinceInception	3.09%
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | Lipper Mixed-Asset Target Today Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	8.31%	[4]
5 Years	rr_AverageAnnualReturnYear05	4.09%	[4]
Since Inception	rr_AverageAnnualReturnSinceInception	4.21%	[4]
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | Lipper Mixed-Asset Target Allocation Conservative Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	8.92%	[4]
5 Years	rr_AverageAnnualReturnYear05	4.32%	[4]
Since Inception	rr_AverageAnnualReturnSinceInception	4.50%	[4]

[1]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX and Class Y shares to 0.25%, 0.25%, 1.00%, 1.00%, 1.00%, 0.50%, 0.50% and 0.00%, respectively, of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.
[2]	Class AX shares' and Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.
[3]	Class CX shares' and Class RX shares' performance shown prior to the inception date is that of Class A shares restated to reflect the higher 12b-1 fees applicable to Class CX shares and Class RX shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.
[4]	The Fund has elected to use the Lipper Mixed-Asset Target Today Index to represent its peer group benchmark rather than the Lipper Mixed-Asset Target Allocation Conservative Funds Index because the Lipper Mixed-Asset Target Today Index more closely reflects the performance of the types of securities in which the Fund invests.

Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND
Fund Summaries - INVESCO BALANCED-RISK RETIREMENT 2020 FUND
Investment Objective(s)
The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT 2020 FUND	Class A	Class AX	Class B	Class C	Class CX	Class R	Class RX	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	none	none	none	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	none	5.00%	1.00%	1.00%	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT 2020 FUND		Class A	Class AX	Class B	Class C	Class CX	Class R	Class RX	Class Y
Management Fees		none	none	none	none	none	none	none	none
Distribution and/or Service (12b-1) Fees		0.25%	0.25%	1.00%	1.00%	1.00%	0.50%	0.50%	none
Other Expenses		0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Acquired Fund Fees and Expenses		0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%
Total Annual Fund Operating Expenses		1.46%	1.46%	2.21%	2.21%	2.21%	1.71%	1.71%	1.21%
Fee Waiver and/or Expense Reimbursement	[1]	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		0.96%	0.96%	1.71%	1.71%	1.71%	1.21%	1.21%	0.71%
[1]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX and Class Y shares to 0.25%, 0.25%, 1.00%, 1.00%, 1.00%, 0.50%, 0.50% and 0.00%, respectively, of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT 2020 FUND (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	643	940	1,259	2,160
Class AX	643	940	1,259	2,160
Class B	674	943	1,339	2,315
Class C	274	643	1,139	2,505
Class CX	274	643	1,139	2,505
Class R	123	490	881	1,978
Class RX	123	490	881	1,978
Class Y	73	335	617	1,422

You would pay the following expenses if you did not redeem your shares:
Expense Example, No Redemption Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT 2020 FUND (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	643	940	1,259	2,160
Class AX	643	940	1,259	2,160
Class B	174	643	1,139	2,315
Class C	174	643	1,139	2,505
Class CX	174	643	1,139	2,505
Class R	123	490	881	1,978
Class RX	123	490	881	1,978
Class Y	73	335	617	1,422

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies of the Fund and the Underlying Funds
      The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund's target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk Retirement 2020
Underlying Funds	Fund

Invesco Balanced-Risk Allocation Fund	88.00%

Liquid Assets Portfolio	6.00%

Premier Portfolio	6.00%

Total	100%

      The Fund's name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund's real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the Fund's shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund's target retirement date.

       The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis. The Fund's investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

      The following table lists the current target market exposures through Invesco Balanced-Risk Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced-Risk Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund, an underlying fund, the percentages may not equal 100%. The Fund's target allocations may change over time and at any point in time the Fund's actual asset allocations may be higher or lower than the target allocations shown in the chart below.

	Target Allocation from Retirement
			At Retirement
	10 Years	5 Years	Date

Equities	28.2%	22.5%	16.9%

Commodities	36.4%	29.1%	21.8%

Fixed Income	72.9%	58.3%	43.7%

Cash Equivalents	0.0%	20.0%	40.0%

      An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

       Invesco Balanced-Risk Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund's portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the Fund's performance. Invesco Balanced-Risk Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

       The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

       We expect Invesco Balanced-Risk Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund's exposure to an asset class and may cause the Fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

      The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the Fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, exchange-traded notes ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

      Invesco Balanced-Risk Allocation Fund will invest in the Subsidiary to gain exposure to commodities markets. The Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by the Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

       Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

       Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political or other conditions, Invesco Balanced-Risk Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Allocation Fund's performance and Invesco Balanced-Risk Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see "Description of the Funds and Their Investments and Risks" in Invesco Balanced-Risk Allocation Fund's SAI.

Liquid Assets Portfolio. Liquid Assets Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio's investment objective may be changed by Liquid Assets Portfolio's Board of Trustees without shareholder approval.

      Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio's adviser pursuant to guidelines approved by the Liquid Assets Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio's adviser under the supervision of Liquid Assets Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

      The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio's investment objective may be changed by Premier Portfolio's Board of Trustees without shareholder approval.

      Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

       Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio's adviser pursuant to guidelines approved by Premier Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio's adviser under the supervision of Premier Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.
Principal Risks of Investing in the Fund and the Underlying Funds
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

       CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

       Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ "economic" leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

       Commodity Risk. Invesco Balanced-Risk Allocation Fund's, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

       Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

       Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

       Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

       Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.
  Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.
  Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.
  Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.
  Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund's other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.
  Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund's use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund's taxable income or gains and distributions to shareholders.
  Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.
  Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.
  Management Risk. The investment techniques and risk analysis used by an underlying fund's portfolio managers in connection with investing in derivatives may not produce the desired results.
       Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

       Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

       Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund's shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund's shares may not develop or be maintained; (3) trading an exchange-traded fund's shares may be halted if the listing exchange's officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

       Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

       Foreign Credit Exposure Risk. U.S. dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

       Foreign Securities Risk. The dollar value of an underlying fund's foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

       Fund of Funds Risk. The Fund's performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser's evaluations and assumptions regarding the Fund's broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

       Industry Focus Risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund's performance will depend on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

       Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund's performance.

       Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in an underlying fund's exposure to an asset class and may cause an underlying fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to an underlying fund will be magnified; however, if the leveraged instrument decreases in value, the loss to an underlying fund will be magnified. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. There can be no assurance that an underlying fund's leverage strategy will be successful. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds.

       Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Money Market Fund Risk. Although the underlying fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the underlying fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the underlying fund's adviser or its affiliates to enter into support agreements or take other actions to maintain the underlying fund's $1.00 share price. The credit quality of the underlying fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the underlying fund's share price. An underlying fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the underlying fund is managed, possibly negatively impacting its return. Additionally, the underlying fund's yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

      Municipal Securities Risk. An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer's regional economic conditions may affect the municipal security's value, interest payments, repayment of principal and the underlying fund's ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security's value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

      Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.

      Repurchase Agreement Risk. If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement. As a result, an underlying fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund's prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

      Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, Invesco Balanced-Risk Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's use of commodity-linked notes or the Subsidiary, it could limit Invesco Balanced-Risk Allocation Fund's ability to pursue its investment strategy. In this event Invesco Balanced-Risk Allocation Fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, Invesco Balanced-Risk Allocation Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the "Dividends, Distributions and Tax Matters" section in the Invesco Balanced-Risk Allocation Fund's SAI.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

      Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the “Benchmark Descriptions” section in the prospectus. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.
Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended March 28, 2013): 2.10% Best Quarter (ended June 30, 2009): 15.86% Worst Quarter (ended December 31, 2008): -15.38%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT 2020 FUND		1 Year	5 Years	Since Inception	Inception Date
Class A shares:		3.81%	2.75%	2.73%	Jan 31, 2007
Class A shares: Return After Taxes on Distributions		2.44%	1.20%	1.28%	Jan 31, 2007
Class A shares: Return After Taxes on Distributions and Sale of Fund Shares		2.69%	1.43%	1.47%	Jan 31, 2007
Class AX shares:	[1]	3.81%	2.75%	2.73%	Jun 1, 2010
Class B shares:		3.95%	2.79%	2.79%	Jan 31, 2007
Class C shares:		7.97%	3.09%	2.90%	Jan 31, 2007
Class CX shares:	[2]	7.97%	3.13%	2.93%	Jun 1, 2010
Class R shares:		9.58%	3.64%	3.45%	Jan 31, 2007
Class RX shares:	[2]	9.58%	3.66%	3.45%	Jun 1, 2010
Class Y shares:	[1]	10.00%	4.11%	3.88%	Oct 3, 2008
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	2.06%
Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)		11.40%	3.83%	4.12%
Custom Balanced-Risk Retirement 2020 Index (reflects no deduction for fees, expenses or taxes)		10.32%	2.37%	2.89%
Lipper Mixed-Asset Target 2020 Funds Index		12.27%	2.73%	3.15%
[1]	Class AX shares' and Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.
[2]	Class CX shares' and Class RX shares' performance shown prior to the inception date is that of Class A shares restated to reflect the higher 12b-1 fees applicable to Class CX shares and Class RX shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summaries - INVESCO BALANCED-RISK RETIREMENT 2020 FUND
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices,
Objective, Secondary [Text Block]	rr_ObjectiveSecondaryTextBlock	and as a secondary objective, capital preservation.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fee Waiver or Reimbursement over Assets, Date of Termination	rr_FeeWaiverOrReimbursementOverAssetsDateOfTermination	April 30, 2014
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	6.00%
Expense Breakpoint Discounts [Text]	rr_ExpenseBreakpointDiscounts	You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).
Expense Breakpoint, Minimum Investment Required [Amount]	rr_ExpenseBreakpointMinimumInvestmentRequiredAmount	50,000
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example, No Redemption Narrative [Text Block]	rr_ExpenseExampleNoRedemptionNarrativeTextBlock	You would pay the following expenses if you did not redeem your shares:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund and the Underlying Funds
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund's target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk Retirement 2020
Underlying Funds	Fund

Invesco Balanced-Risk Allocation Fund	88.00%

Liquid Assets Portfolio	6.00%

Premier Portfolio	6.00%

Total	100%

      The Fund's name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund's real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the Fund's shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund's target retirement date.

       The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis. The Fund's investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

      The following table lists the current target market exposures through Invesco Balanced-Risk Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced-Risk Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund, an underlying fund, the percentages may not equal 100%. The Fund's target allocations may change over time and at any point in time the Fund's actual asset allocations may be higher or lower than the target allocations shown in the chart below.

	Target Allocation from Retirement
			At Retirement
	10 Years	5 Years	Date

Equities	28.2%	22.5%	16.9%

Commodities	36.4%	29.1%	21.8%

Fixed Income	72.9%	58.3%	43.7%

Cash Equivalents	0.0%	20.0%	40.0%

      An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

       Invesco Balanced-Risk Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund's portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the Fund's performance. Invesco Balanced-Risk Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

       The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

       We expect Invesco Balanced-Risk Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund's exposure to an asset class and may cause the Fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

      The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the Fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, exchange-traded notes ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

      Invesco Balanced-Risk Allocation Fund will invest in the Subsidiary to gain exposure to commodities markets. The Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by the Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

       Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

       Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political or other conditions, Invesco Balanced-Risk Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Allocation Fund's performance and Invesco Balanced-Risk Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see "Description of the Funds and Their Investments and Risks" in Invesco Balanced-Risk Allocation Fund's SAI.

Liquid Assets Portfolio. Liquid Assets Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio's investment objective may be changed by Liquid Assets Portfolio's Board of Trustees without shareholder approval.

      Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio's adviser pursuant to guidelines approved by the Liquid Assets Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio's adviser under the supervision of Liquid Assets Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

      The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio's investment objective may be changed by Premier Portfolio's Board of Trustees without shareholder approval.

      Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

       Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio's adviser pursuant to guidelines approved by Premier Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio's adviser under the supervision of Premier Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

		The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund and the Underlying Funds
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

       CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

       Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ "economic" leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

       Commodity Risk. Invesco Balanced-Risk Allocation Fund's, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

       Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

       Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

       Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

       Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.
  Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.
  Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.
  Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.
  Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund's other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.
  Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund's use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund's taxable income or gains and distributions to shareholders.
  Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.
  Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.
  Management Risk. The investment techniques and risk analysis used by an underlying fund's portfolio managers in connection with investing in derivatives may not produce the desired results.
       Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

       Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

       Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund's shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund's shares may not develop or be maintained; (3) trading an exchange-traded fund's shares may be halted if the listing exchange's officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

       Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

       Foreign Credit Exposure Risk. U.S. dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

       Foreign Securities Risk. The dollar value of an underlying fund's foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

       Fund of Funds Risk. The Fund's performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser's evaluations and assumptions regarding the Fund's broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

       Industry Focus Risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund's performance will depend on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

       Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund's performance.

       Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in an underlying fund's exposure to an asset class and may cause an underlying fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to an underlying fund will be magnified; however, if the leveraged instrument decreases in value, the loss to an underlying fund will be magnified. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. There can be no assurance that an underlying fund's leverage strategy will be successful. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds.

       Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Money Market Fund Risk. Although the underlying fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the underlying fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the underlying fund's adviser or its affiliates to enter into support agreements or take other actions to maintain the underlying fund's $1.00 share price. The credit quality of the underlying fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the underlying fund's share price. An underlying fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the underlying fund is managed, possibly negatively impacting its return. Additionally, the underlying fund's yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

      Municipal Securities Risk. An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer's regional economic conditions may affect the municipal security's value, interest payments, repayment of principal and the underlying fund's ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security's value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

      Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.

      Repurchase Agreement Risk. If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement. As a result, an underlying fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund's prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

      Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, Invesco Balanced-Risk Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's use of commodity-linked notes or the Subsidiary, it could limit Invesco Balanced-Risk Allocation Fund's ability to pursue its investment strategy. In this event Invesco Balanced-Risk Allocation Fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, Invesco Balanced-Risk Allocation Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the "Dividends, Distributions and Tax Matters" section in the Invesco Balanced-Risk Allocation Fund's SAI.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

      Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

		Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.
Risk Money Market Fund [Text]	rr_RiskMoneyMarketFund	Money Market Fund Risk. Although the underlying fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the underlying fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the underlying fund's adviser or its affiliates to enter into support agreements or take other actions to maintain the underlying fund's $1.00 share price. The credit quality of the underlying fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the underlying fund's share price. An underlying fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the underlying fund is managed, possibly negatively impacting its return. Additionally, the underlying fund's yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the “Benchmark Descriptions” section in the prospectus. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Narrative [Text Block]	rr_BarChartNarrativeTextBlock	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Does Not Reflect Sales Loads [Text]	rr_BarChartDoesNotReflectSalesLoads	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class A shares year-to-date (ended March 28, 2013): 2.10% Best Quarter (ended June 30, 2009): 15.86% Worst Quarter (ended December 31, 2008): -15.38%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND | Class A
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.25%
Other Expenses	rr_OtherExpensesOverAssets	0.50%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.71%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.46%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.50%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	0.96%
1 Year	rr_ExpenseExampleYear01	643
3 Years	rr_ExpenseExampleYear03	940
5 Years	rr_ExpenseExampleYear05	1,259
10 Years	rr_ExpenseExampleYear10	2,160
1 Year	rr_ExpenseExampleNoRedemptionYear01	643
3 Years	rr_ExpenseExampleNoRedemptionYear03	940
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,259
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,160
2008	rr_AnnualReturn2008	(27.53%)
2009	rr_AnnualReturn2009	22.49%
2010	rr_AnnualReturn2010	13.11%
2011	rr_AnnualReturn2011	9.84%
2012	rr_AnnualReturn2012	9.89%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class A shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	2.10%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	15.86%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(15.38%)
1 Year	rr_AverageAnnualReturnYear01	3.81%
5 Years	rr_AverageAnnualReturnYear05	2.75%
Since Inception	rr_AverageAnnualReturnSinceInception	2.73%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND | Class AX
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.25%
Other Expenses	rr_OtherExpensesOverAssets	0.50%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.71%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.46%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.50%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	0.96%
1 Year	rr_ExpenseExampleYear01	643
3 Years	rr_ExpenseExampleYear03	940
5 Years	rr_ExpenseExampleYear05	1,259
10 Years	rr_ExpenseExampleYear10	2,160
1 Year	rr_ExpenseExampleNoRedemptionYear01	643
3 Years	rr_ExpenseExampleNoRedemptionYear03	940
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,259
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,160
1 Year	rr_AverageAnnualReturnYear01	3.81%	[2]
5 Years	rr_AverageAnnualReturnYear05	2.75%	[2]
Since Inception	rr_AverageAnnualReturnSinceInception	2.73%	[2]
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 1, 2010	[2]
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND | Class B
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	5.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.50%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.71%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.21%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.50%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.71%
1 Year	rr_ExpenseExampleYear01	674
3 Years	rr_ExpenseExampleYear03	943
5 Years	rr_ExpenseExampleYear05	1,339
10 Years	rr_ExpenseExampleYear10	2,315
1 Year	rr_ExpenseExampleNoRedemptionYear01	174
3 Years	rr_ExpenseExampleNoRedemptionYear03	643
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,139
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,315
1 Year	rr_AverageAnnualReturnYear01	3.95%
5 Years	rr_AverageAnnualReturnYear05	2.79%
Since Inception	rr_AverageAnnualReturnSinceInception	2.79%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND | Class C
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	1.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.50%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.71%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.21%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.50%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.71%
1 Year	rr_ExpenseExampleYear01	274
3 Years	rr_ExpenseExampleYear03	643
5 Years	rr_ExpenseExampleYear05	1,139
10 Years	rr_ExpenseExampleYear10	2,505
1 Year	rr_ExpenseExampleNoRedemptionYear01	174
3 Years	rr_ExpenseExampleNoRedemptionYear03	643
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,139
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,505
1 Year	rr_AverageAnnualReturnYear01	7.97%
5 Years	rr_AverageAnnualReturnYear05	3.09%
Since Inception	rr_AverageAnnualReturnSinceInception	2.90%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND | Class CX
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	1.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.50%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.71%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.21%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.50%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.71%
1 Year	rr_ExpenseExampleYear01	274
3 Years	rr_ExpenseExampleYear03	643
5 Years	rr_ExpenseExampleYear05	1,139
10 Years	rr_ExpenseExampleYear10	2,505
1 Year	rr_ExpenseExampleNoRedemptionYear01	174
3 Years	rr_ExpenseExampleNoRedemptionYear03	643
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,139
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,505
1 Year	rr_AverageAnnualReturnYear01	7.97%	[3]
5 Years	rr_AverageAnnualReturnYear05	3.13%	[3]
Since Inception	rr_AverageAnnualReturnSinceInception	2.93%	[3]
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 1, 2010	[3]
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND | Class R
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.50%
Other Expenses	rr_OtherExpensesOverAssets	0.50%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.71%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.71%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.50%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.21%
1 Year	rr_ExpenseExampleYear01	123
3 Years	rr_ExpenseExampleYear03	490
5 Years	rr_ExpenseExampleYear05	881
10 Years	rr_ExpenseExampleYear10	1,978
1 Year	rr_ExpenseExampleNoRedemptionYear01	123
3 Years	rr_ExpenseExampleNoRedemptionYear03	490
5 Years	rr_ExpenseExampleNoRedemptionYear05	881
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,978
1 Year	rr_AverageAnnualReturnYear01	9.58%
5 Years	rr_AverageAnnualReturnYear05	3.64%
Since Inception	rr_AverageAnnualReturnSinceInception	3.45%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND | Class RX
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.50%
Other Expenses	rr_OtherExpensesOverAssets	0.50%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.71%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.71%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.50%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.21%
1 Year	rr_ExpenseExampleYear01	123
3 Years	rr_ExpenseExampleYear03	490
5 Years	rr_ExpenseExampleYear05	881
10 Years	rr_ExpenseExampleYear10	1,978
1 Year	rr_ExpenseExampleNoRedemptionYear01	123
3 Years	rr_ExpenseExampleNoRedemptionYear03	490
5 Years	rr_ExpenseExampleNoRedemptionYear05	881
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,978
1 Year	rr_AverageAnnualReturnYear01	9.58%	[3]
5 Years	rr_AverageAnnualReturnYear05	3.66%	[3]
Since Inception	rr_AverageAnnualReturnSinceInception	3.45%	[3]
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 1, 2010	[3]
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND | Class Y
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.50%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.71%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.21%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.50%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	0.71%
1 Year	rr_ExpenseExampleYear01	73
3 Years	rr_ExpenseExampleYear03	335
5 Years	rr_ExpenseExampleYear05	617
10 Years	rr_ExpenseExampleYear10	1,422
1 Year	rr_ExpenseExampleNoRedemptionYear01	73
3 Years	rr_ExpenseExampleNoRedemptionYear03	335
5 Years	rr_ExpenseExampleNoRedemptionYear05	617
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,422
1 Year	rr_AverageAnnualReturnYear01	10.00%	[2]
5 Years	rr_AverageAnnualReturnYear05	4.11%	[2]
Since Inception	rr_AverageAnnualReturnSinceInception	3.88%	[2]
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 3, 2008	[2]
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND | Return After Taxes on Distributions | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	2.44%
5 Years	rr_AverageAnnualReturnYear05	1.20%
Since Inception	rr_AverageAnnualReturnSinceInception	1.28%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND | Return After Taxes on Distributions and Sale of Fund Shares | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	2.69%
5 Years	rr_AverageAnnualReturnYear05	1.43%
Since Inception	rr_AverageAnnualReturnSinceInception	1.47%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
Since Inception	rr_AverageAnnualReturnSinceInception	2.06%
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND | Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.40%
5 Years	rr_AverageAnnualReturnYear05	3.83%
Since Inception	rr_AverageAnnualReturnSinceInception	4.12%
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND | Custom Balanced-Risk Retirement 2020 Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	10.32%
5 Years	rr_AverageAnnualReturnYear05	2.37%
Since Inception	rr_AverageAnnualReturnSinceInception	2.89%
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND | Lipper Mixed-Asset Target 2020 Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	12.27%
5 Years	rr_AverageAnnualReturnYear05	2.73%
Since Inception	rr_AverageAnnualReturnSinceInception	3.15%

[1]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX and Class Y shares to 0.25%, 0.25%, 1.00%, 1.00%, 1.00%, 0.50%, 0.50% and 0.00%, respectively, of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.
[2]	Class AX shares' and Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.
[3]	Class CX shares' and Class RX shares' performance shown prior to the inception date is that of Class A shares restated to reflect the higher 12b-1 fees applicable to Class CX shares and Class RX shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND
Fund Summaries - INVESCO BALANCED-RISK RETIREMENT 2030 FUND
Investment Objective(s)
The Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT 2030 FUND	Class A	Class AX	Class B	Class C	Class CX	Class R	Class RX	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	none	none	none	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	none	5.00%	1.00%	1.00%	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT 2030 FUND		Class A	Class AX	Class B	Class C	Class CX	Class R	Class RX	Class Y
Management Fees		none	none	none	none	none	none	none	none
Distribution and/or Service (12b-1) Fees		0.25%	0.25%	1.00%	1.00%	1.00%	0.50%	0.50%	none
Other Expenses		0.51%	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%
Acquired Fund Fees and Expenses		0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Total Annual Fund Operating Expenses		1.61%	1.61%	2.36%	2.36%	2.36%	1.86%	1.86%	1.36%
Fee Waiver and/or Expense Reimbursement	[1]	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		1.10%	1.10%	1.85%	1.85%	1.85%	1.35%	1.35%	0.85%
[1]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX and Class Y shares to 0.25%, 0.25%, 1.00%, 1.00%, 1.00%, 0.50%, 0.50% and 0.00%, respectively, of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT 2030 FUND (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	656	983	1,332	2,315
Class AX	656	983	1,332	2,315
Class B	688	988	1,414	2,470
Class C	288	688	1,214	2,657
Class CX	288	688	1,214	2,657
Class R	137	535	958	2,138
Class RX	137	535	958	2,138
Class Y	87	380	696	1,591

You would pay the following expenses if you did not redeem your shares:
Expense Example, No Redemption Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT 2030 FUND (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	656	983	1,332	2,315
Class AX	656	983	1,332	2,315
Class B	188	688	1,214	2,470
Class C	188	688	1,214	2,657
Class CX	188	688	1,214	2,657
Class R	137	535	958	2,138
Class RX	137	535	958	2,138
Class Y	87	380	696	1,591

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.
Principal Investment Strategies of the Fund and the Underlying Funds
      The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund's target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement 2030 Fund

Invesco Balanced-Risk Allocation Fund	76.66%

Invesco Balanced-Risk Aggressive Allocation Fund	23.33%

Liquid Assets Portfolio	0.00%

Premier Portfolio	0.00%

Total	100%

      The Fund's name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund's real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the Fund's shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund's target retirement date.

      The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis as the Fund's investments in Invesco Balanced-Risk Aggressive Allocation Fund decrease and its investments in Invesco Balanced-Risk Allocation Fund increase. At approximately 10 years from the target retirement date, the Fund ceases to invest in Invesco Balanced-Risk Aggressive Allocation Fund and begins investing in the affiliated money market funds. The Fund's investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

      The following table lists the current target market exposures through Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, the percentages may not equal 100%. The Fund's target allocations may change over time and at any point in time the Fund's actual asset allocations may be higher or lower than the target allocations shown in the chart below.

	Target Allocation from Retirement
	20 Years	10 Years	5 Years

Equities	32.5%	28.2%	22.5%

Commodities	42.0%	36.4%	29.1%

Fixed Income	84.2%	72.9%	58.3%

Cash Equivalents	0.0%	0.0%	20.0%

Target Allocation from Retirement
At Retirement
Date

Equities	16.9%

Commodities	21.8%

Fixed Income	43.7%

Cash Equivalents	40.0%

      An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund's portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the Fund's performance. Invesco Balanced-Risk Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

       The portfolio managers manage Invesco Balanced-Risk Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

       The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

       We expect Invesco Balanced-Risk Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

       Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund's exposure to an asset class and may cause the Fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

       The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Fund.

       Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

       The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the Fund makes new investments.

       Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

       In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

       Invesco Balanced-Risk Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, exchange-traded notes ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

       ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

       ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

      Invesco Balanced-Risk Allocation Fund will invest in the Subsidiary to gain exposure to commodities markets. The Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

       Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by the Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

       Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

       The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

       Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

       Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

       Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

       In anticipation of or in response to market, economic, political or other conditions, Invesco Balanced-Risk Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Allocation Fund's performance and Invesco Balanced-Risk Allocation Fund may not achieve its investment objective.

       Invesco Balanced-Risk Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Allocation Fund may also invest in securities and other investments not described in this prospectus.

       For more information, see "Description of the Funds and Their Investments and Risks" in Invesco Balanced-Risk Allocation Fund's SAI.

Invesco Balanced-Risk Aggressive Allocation Fund. Invesco Balanced-Risk Aggressive Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Aggressive Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

       Invesco Balanced-Risk Aggressive Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Aggressive Allocation Fund's portfolio management team allocates across three asset classes, equities, fixed income and commodities, such that no one asset class drives the fund's performance. The Invesco Balanced-Risk Aggressive Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

       The portfolio managers manage Invesco Balanced-Risk Aggressive Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of the Invesco Balanced-Risk Aggressive Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

       The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Aggressive Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Aggressive Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Aggressive Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Aggressive Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

       We expect Invesco Balanced-Risk Aggressive Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Aggressive Allocation Fund will be, on average, approximately 12%. Invesco Balanced-Risk Aggressive Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Aggressive Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Aggressive Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Aggressive Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

       Invesco Balanced-Risk Aggressive Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund's exposure to an asset class and may cause the fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified.

       The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

       Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluates whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

       The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

       Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

       In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

       Invesco Balanced-Risk Aggressive Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging market countries. Invesco Balanced-Risk Aggressive Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Aggressive Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund VI Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Aggressive Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

       ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

       ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

       Invesco Balanced-Risk Aggressive Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Aggressive Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Aggressive Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Aggressive Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

       Invesco Balanced-Risk Aggressive Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Aggressive Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Aggressive Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Aggressive Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

       Invesco Balanced-Risk Aggressive Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

       The derivatives in which Invesco Balanced-Risk Aggressive Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

       Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

       Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

       Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses Invesco Balanced-Risk Aggressive Allocation Fund earns from these notes as compared to the index.

       In anticipation of or in response to market, economic, political, or other conditions, Invesco Balanced-Risk Aggressive Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Aggressive Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Aggressive Allocation Fund's performance and Invesco Balanced-Risk Aggressive Allocation Fund may not achieve its investment objective.

       Invesco Balanced-Risk Aggressive Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Aggressive Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Aggressive Allocation Fund may also invest in securities and other investments not described in this prospectus.

       For more information, see "Description of the Fund and Its Investments and Risks" in Invesco Balanced-Risk Aggressive Allocation Fund's SAI.

Liquid Assets Portfolio. Liquid Assets Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio's investment objective may be changed by Liquid Assets Portfolio's Board of Trustees without shareholder approval.

       Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

       Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

       Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio's adviser pursuant to guidelines approved by the Liquid Assets Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio's adviser under the supervision of Liquid Assets Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

       Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

       In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

       The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio's investment objective may be changed by Premier Portfolio's Board of Trustees without shareholder approval.

       Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

       Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

       Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio's adviser pursuant to guidelines approved by Premier Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio's adviser under the supervision of Premier Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

       Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

       In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.
Principal Risks of Investing in the Fund and the Underlying Funds
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ "economic" leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

       Commodity Risk. Invesco Balanced-Risk Allocation Fund's and Invesco Balanced-Risk Aggressive Allocation Fund's, each an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying funds' performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

       Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

       Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

       Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

       Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

       Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.
  Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.
  Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.
  Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.
  Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund's other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.
  Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund's use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund's taxable income or gains and distributions to shareholders.
  Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.
  Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.
  Management Risk. The investment techniques and risk analysis used by an underlying fund's portfolio managers in connection with investing in derivatives may not produce the desired results.
       Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

       Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

       Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund's shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund's shares may not develop or be maintained; (3) trading an exchange-traded fund's shares may be halted if the listing exchange's officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

       Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

       Foreign Securities Risk. The dollar value of an underlying fund's foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

       Fund of Funds Risk. The Fund's performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser's evaluations and assumptions regarding the Fund's broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

       Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund's performance.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in an underlying fund's exposure to an asset class and may cause an underlying fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to an underlying fund will be magnified; however, if the leveraged instrument decreases in value, the loss to an underlying fund will be magnified. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. There can be no assurance that an underlying fund's leverage strategy will be successful. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

       Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

       Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

       Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

       Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.

       Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund's prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

       Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, each of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund's investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's or Invesco Balanced-Risk Aggressive Allocation Fund's use of commodity-linked notes or the Subsidiary (which guidance might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund's ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, such underlying fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the "Dividends, Distributions and Tax Matters" section in the SAIs for Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund.

       U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the "Benchmark Descriptions" section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended March 28, 2013): 2.49% Best Quarter (ended June 30, 2009): 20.35% Worst Quarter (ended December 31, 2008): -19.67%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT 2030 FUND		1 Year	5 Years	Since Inception	Inception Date
Class A shares:		4.44%	1.81%	1.88%	Jan 31, 2007
Class A shares: Return After Taxes on Distributions		3.00%	0.43%	0.55%	Jan 31, 2007
Class A shares: Return After Taxes on Distributions and Sale of Fund Shares		2.99%	0.71%	0.82%	Jan 31, 2007
Class AX shares:	[1]	4.44%	1.81%	1.88%	Jun 1, 2010
Class B shares:		4.70%	1.84%	1.94%	Jan 31, 2007
Class C shares:		8.71%	2.16%	2.07%	Jan 31, 2007
Class CX shares:	[2]	8.71%	2.21%	2.09%	Jun 1, 2010
Class R shares:		10.25%	2.69%	2.58%	Jan 31, 2007
Class RX shares:	[2]	10.26%	2.73%	2.61%	Jun 1, 2010
Class Y shares:	[1]	10.88%	3.20%	3.05%	Oct 3, 2008
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	2.06%
Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)		11.40%	3.83%	4.12%
Custom Balanced-Risk Retirement 2030 Index (reflects no deduction for fees, expenses or taxes)		11.30%	0.82%	1.46%
Lipper Mixed-Asset Target 2030 Funds Index		14.07%	1.26%	2.00%
[1]	Class AX shares' and Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.
[2]	Class CX shares' and Class RX shares' performance shown prior to the inception date is that of Class A shares restated to reflect the higher 12b-1 fees applicable to Class CX shares and Class RX shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summaries - INVESCO BALANCED-RISK RETIREMENT 2030 FUND
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices,
Objective, Secondary [Text Block]	rr_ObjectiveSecondaryTextBlock	and as a secondary objective, capital preservation.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fee Waiver or Reimbursement over Assets, Date of Termination	rr_FeeWaiverOrReimbursementOverAssetsDateOfTermination	April 30, 2014
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	3.00%
Expense Breakpoint Discounts [Text]	rr_ExpenseBreakpointDiscounts	You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Expense Breakpoint, Minimum Investment Required [Amount]	rr_ExpenseBreakpointMinimumInvestmentRequiredAmount	50,000
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example, No Redemption Narrative [Text Block]	rr_ExpenseExampleNoRedemptionNarrativeTextBlock	You would pay the following expenses if you did not redeem your shares:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund and the Underlying Funds
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund's target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement 2030 Fund

Invesco Balanced-Risk Allocation Fund	76.66%

Invesco Balanced-Risk Aggressive Allocation Fund	23.33%

Liquid Assets Portfolio	0.00%

Premier Portfolio	0.00%

Total	100%

      The Fund's name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund's real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the Fund's shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund's target retirement date.

      The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis as the Fund's investments in Invesco Balanced-Risk Aggressive Allocation Fund decrease and its investments in Invesco Balanced-Risk Allocation Fund increase. At approximately 10 years from the target retirement date, the Fund ceases to invest in Invesco Balanced-Risk Aggressive Allocation Fund and begins investing in the affiliated money market funds. The Fund's investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

      The following table lists the current target market exposures through Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, the percentages may not equal 100%. The Fund's target allocations may change over time and at any point in time the Fund's actual asset allocations may be higher or lower than the target allocations shown in the chart below.

	Target Allocation from Retirement
	20 Years	10 Years	5 Years

Equities	32.5%	28.2%	22.5%

Commodities	42.0%	36.4%	29.1%

Fixed Income	84.2%	72.9%	58.3%

Cash Equivalents	0.0%	0.0%	20.0%

Target Allocation from Retirement
At Retirement
Date

Equities	16.9%

Commodities	21.8%

Fixed Income	43.7%

Cash Equivalents	40.0%

      An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund's portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the Fund's performance. Invesco Balanced-Risk Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

       The portfolio managers manage Invesco Balanced-Risk Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

       The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

       We expect Invesco Balanced-Risk Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

       Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund's exposure to an asset class and may cause the Fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

       The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Fund.

       Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

       The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the Fund makes new investments.

       Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

       In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

       Invesco Balanced-Risk Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, exchange-traded notes ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

       ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

       ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

      Invesco Balanced-Risk Allocation Fund will invest in the Subsidiary to gain exposure to commodities markets. The Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

       Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by the Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

       Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

       The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

       Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

       Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

       Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

       In anticipation of or in response to market, economic, political or other conditions, Invesco Balanced-Risk Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Allocation Fund's performance and Invesco Balanced-Risk Allocation Fund may not achieve its investment objective.

       Invesco Balanced-Risk Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Allocation Fund may also invest in securities and other investments not described in this prospectus.

       For more information, see "Description of the Funds and Their Investments and Risks" in Invesco Balanced-Risk Allocation Fund's SAI.

Invesco Balanced-Risk Aggressive Allocation Fund. Invesco Balanced-Risk Aggressive Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Aggressive Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

       Invesco Balanced-Risk Aggressive Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Aggressive Allocation Fund's portfolio management team allocates across three asset classes, equities, fixed income and commodities, such that no one asset class drives the fund's performance. The Invesco Balanced-Risk Aggressive Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

       The portfolio managers manage Invesco Balanced-Risk Aggressive Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of the Invesco Balanced-Risk Aggressive Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

       The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Aggressive Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Aggressive Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Aggressive Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Aggressive Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

       We expect Invesco Balanced-Risk Aggressive Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Aggressive Allocation Fund will be, on average, approximately 12%. Invesco Balanced-Risk Aggressive Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Aggressive Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Aggressive Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Aggressive Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

       Invesco Balanced-Risk Aggressive Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund's exposure to an asset class and may cause the fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified.

       The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

       Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluates whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

       The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

       Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

       In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

       Invesco Balanced-Risk Aggressive Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging market countries. Invesco Balanced-Risk Aggressive Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Aggressive Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund VI Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Aggressive Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

       ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

       ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

       Invesco Balanced-Risk Aggressive Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Aggressive Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Aggressive Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Aggressive Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

       Invesco Balanced-Risk Aggressive Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Aggressive Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Aggressive Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Aggressive Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

       Invesco Balanced-Risk Aggressive Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

       The derivatives in which Invesco Balanced-Risk Aggressive Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

       Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

       Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

       Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses Invesco Balanced-Risk Aggressive Allocation Fund earns from these notes as compared to the index.

       In anticipation of or in response to market, economic, political, or other conditions, Invesco Balanced-Risk Aggressive Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Aggressive Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Aggressive Allocation Fund's performance and Invesco Balanced-Risk Aggressive Allocation Fund may not achieve its investment objective.

       Invesco Balanced-Risk Aggressive Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Aggressive Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Aggressive Allocation Fund may also invest in securities and other investments not described in this prospectus.

       For more information, see "Description of the Fund and Its Investments and Risks" in Invesco Balanced-Risk Aggressive Allocation Fund's SAI.

Liquid Assets Portfolio. Liquid Assets Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio's investment objective may be changed by Liquid Assets Portfolio's Board of Trustees without shareholder approval.

       Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

       Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

       Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio's adviser pursuant to guidelines approved by the Liquid Assets Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio's adviser under the supervision of Liquid Assets Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

       Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

       In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

       The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio's investment objective may be changed by Premier Portfolio's Board of Trustees without shareholder approval.

       Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

       Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

       Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio's adviser pursuant to guidelines approved by Premier Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio's adviser under the supervision of Premier Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

       Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

       In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

		The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund and the Underlying Funds
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ "economic" leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

       Commodity Risk. Invesco Balanced-Risk Allocation Fund's and Invesco Balanced-Risk Aggressive Allocation Fund's, each an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying funds' performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

       Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

       Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

       Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

       Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

       Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.
  Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.
  Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.
  Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.
  Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund's other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.
  Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund's use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund's taxable income or gains and distributions to shareholders.
  Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.
  Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.
  Management Risk. The investment techniques and risk analysis used by an underlying fund's portfolio managers in connection with investing in derivatives may not produce the desired results.
       Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

       Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

       Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund's shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund's shares may not develop or be maintained; (3) trading an exchange-traded fund's shares may be halted if the listing exchange's officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

       Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

       Foreign Securities Risk. The dollar value of an underlying fund's foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

       Fund of Funds Risk. The Fund's performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser's evaluations and assumptions regarding the Fund's broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

       Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund's performance.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in an underlying fund's exposure to an asset class and may cause an underlying fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to an underlying fund will be magnified; however, if the leveraged instrument decreases in value, the loss to an underlying fund will be magnified. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. There can be no assurance that an underlying fund's leverage strategy will be successful. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

       Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

       Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

       Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

       Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.

       Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund's prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

       Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, each of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund's investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's or Invesco Balanced-Risk Aggressive Allocation Fund's use of commodity-linked notes or the Subsidiary (which guidance might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund's ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, such underlying fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the "Dividends, Distributions and Tax Matters" section in the SAIs for Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund.

       U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

		Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the "Benchmark Descriptions" section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Narrative [Text Block]	rr_BarChartNarrativeTextBlock	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Does Not Reflect Sales Loads [Text]	rr_BarChartDoesNotReflectSalesLoads	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class A shares year-to-date (ended March 28, 2013): 2.49% Best Quarter (ended June 30, 2009): 20.35% Worst Quarter (ended December 31, 2008): -19.67%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND | Class A
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.25%
Other Expenses	rr_OtherExpensesOverAssets	0.51%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.85%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.61%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.51%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.10%
1 Year	rr_ExpenseExampleYear01	656
3 Years	rr_ExpenseExampleYear03	983
5 Years	rr_ExpenseExampleYear05	1,332
10 Years	rr_ExpenseExampleYear10	2,315
1 Year	rr_ExpenseExampleNoRedemptionYear01	656
3 Years	rr_ExpenseExampleNoRedemptionYear03	983
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,332
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,315
2008	rr_AnnualReturn2008	(33.64%)
2009	rr_AnnualReturn2009	26.76%
2010	rr_AnnualReturn2010	13.06%
2011	rr_AnnualReturn2011	10.16%
2012	rr_AnnualReturn2012	10.55%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class A shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	2.49%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	20.35%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(19.67%)
1 Year	rr_AverageAnnualReturnYear01	4.44%
5 Years	rr_AverageAnnualReturnYear05	1.81%
Since Inception	rr_AverageAnnualReturnSinceInception	1.88%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND | Class AX
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.25%
Other Expenses	rr_OtherExpensesOverAssets	0.51%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.85%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.61%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.51%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.10%
1 Year	rr_ExpenseExampleYear01	656
3 Years	rr_ExpenseExampleYear03	983
5 Years	rr_ExpenseExampleYear05	1,332
10 Years	rr_ExpenseExampleYear10	2,315
1 Year	rr_ExpenseExampleNoRedemptionYear01	656
3 Years	rr_ExpenseExampleNoRedemptionYear03	983
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,332
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,315
1 Year	rr_AverageAnnualReturnYear01	4.44%	[2]
5 Years	rr_AverageAnnualReturnYear05	1.81%	[2]
Since Inception	rr_AverageAnnualReturnSinceInception	1.88%	[2]
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 1, 2010	[2]
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND | Class B
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	5.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.51%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.85%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.36%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.51%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.85%
1 Year	rr_ExpenseExampleYear01	688
3 Years	rr_ExpenseExampleYear03	988
5 Years	rr_ExpenseExampleYear05	1,414
10 Years	rr_ExpenseExampleYear10	2,470
1 Year	rr_ExpenseExampleNoRedemptionYear01	188
3 Years	rr_ExpenseExampleNoRedemptionYear03	688
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,214
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,470
1 Year	rr_AverageAnnualReturnYear01	4.70%
5 Years	rr_AverageAnnualReturnYear05	1.84%
Since Inception	rr_AverageAnnualReturnSinceInception	1.94%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND | Class C
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	1.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.51%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.85%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.36%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.51%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.85%
1 Year	rr_ExpenseExampleYear01	288
3 Years	rr_ExpenseExampleYear03	688
5 Years	rr_ExpenseExampleYear05	1,214
10 Years	rr_ExpenseExampleYear10	2,657
1 Year	rr_ExpenseExampleNoRedemptionYear01	188
3 Years	rr_ExpenseExampleNoRedemptionYear03	688
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,214
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,657
1 Year	rr_AverageAnnualReturnYear01	8.71%
5 Years	rr_AverageAnnualReturnYear05	2.16%
Since Inception	rr_AverageAnnualReturnSinceInception	2.07%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND | Class CX
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	1.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.51%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.85%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.36%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.51%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.85%
1 Year	rr_ExpenseExampleYear01	288
3 Years	rr_ExpenseExampleYear03	688
5 Years	rr_ExpenseExampleYear05	1,214
10 Years	rr_ExpenseExampleYear10	2,657
1 Year	rr_ExpenseExampleNoRedemptionYear01	188
3 Years	rr_ExpenseExampleNoRedemptionYear03	688
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,214
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,657
1 Year	rr_AverageAnnualReturnYear01	8.71%	[3]
5 Years	rr_AverageAnnualReturnYear05	2.21%	[3]
Since Inception	rr_AverageAnnualReturnSinceInception	2.09%	[3]
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 1, 2010	[3]
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND | Class R
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.50%
Other Expenses	rr_OtherExpensesOverAssets	0.51%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.85%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.86%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.51%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.35%
1 Year	rr_ExpenseExampleYear01	137
3 Years	rr_ExpenseExampleYear03	535
5 Years	rr_ExpenseExampleYear05	958
10 Years	rr_ExpenseExampleYear10	2,138
1 Year	rr_ExpenseExampleNoRedemptionYear01	137
3 Years	rr_ExpenseExampleNoRedemptionYear03	535
5 Years	rr_ExpenseExampleNoRedemptionYear05	958
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,138
1 Year	rr_AverageAnnualReturnYear01	10.25%
5 Years	rr_AverageAnnualReturnYear05	2.69%
Since Inception	rr_AverageAnnualReturnSinceInception	2.58%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND | Class RX
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.50%
Other Expenses	rr_OtherExpensesOverAssets	0.51%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.85%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.86%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.51%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.35%
1 Year	rr_ExpenseExampleYear01	137
3 Years	rr_ExpenseExampleYear03	535
5 Years	rr_ExpenseExampleYear05	958
10 Years	rr_ExpenseExampleYear10	2,138
1 Year	rr_ExpenseExampleNoRedemptionYear01	137
3 Years	rr_ExpenseExampleNoRedemptionYear03	535
5 Years	rr_ExpenseExampleNoRedemptionYear05	958
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,138
1 Year	rr_AverageAnnualReturnYear01	10.26%	[3]
5 Years	rr_AverageAnnualReturnYear05	2.73%	[3]
Since Inception	rr_AverageAnnualReturnSinceInception	2.61%	[3]
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 1, 2010	[3]
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND | Class Y
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.51%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.85%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.36%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.51%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	0.85%
1 Year	rr_ExpenseExampleYear01	87
3 Years	rr_ExpenseExampleYear03	380
5 Years	rr_ExpenseExampleYear05	696
10 Years	rr_ExpenseExampleYear10	1,591
1 Year	rr_ExpenseExampleNoRedemptionYear01	87
3 Years	rr_ExpenseExampleNoRedemptionYear03	380
5 Years	rr_ExpenseExampleNoRedemptionYear05	696
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,591
1 Year	rr_AverageAnnualReturnYear01	10.88%	[2]
5 Years	rr_AverageAnnualReturnYear05	3.20%	[2]
Since Inception	rr_AverageAnnualReturnSinceInception	3.05%	[2]
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 3, 2008	[2]
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND | Return After Taxes on Distributions | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	3.00%
5 Years	rr_AverageAnnualReturnYear05	0.43%
Since Inception	rr_AverageAnnualReturnSinceInception	0.55%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND | Return After Taxes on Distributions and Sale of Fund Shares | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	2.99%
5 Years	rr_AverageAnnualReturnYear05	0.71%
Since Inception	rr_AverageAnnualReturnSinceInception	0.82%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
Since Inception	rr_AverageAnnualReturnSinceInception	2.06%
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND | Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.40%
5 Years	rr_AverageAnnualReturnYear05	3.83%
Since Inception	rr_AverageAnnualReturnSinceInception	4.12%
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND | Custom Balanced-Risk Retirement 2030 Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.30%
5 Years	rr_AverageAnnualReturnYear05	0.82%
Since Inception	rr_AverageAnnualReturnSinceInception	1.46%
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND | Lipper Mixed-Asset Target 2030 Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	14.07%
5 Years	rr_AverageAnnualReturnYear05	1.26%
Since Inception	rr_AverageAnnualReturnSinceInception	2.00%

[1]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX and Class Y shares to 0.25%, 0.25%, 1.00%, 1.00%, 1.00%, 0.50%, 0.50% and 0.00%, respectively, of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.
[2]	Class AX shares' and Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.
[3]	Class CX shares' and Class RX shares' performance shown prior to the inception date is that of Class A shares restated to reflect the higher 12b-1 fees applicable to Class CX shares and Class RX shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND
Fund Summaries - INVESCO BALANCED-RISK RETIREMENT 2040 FUND
Investment Objective(s)
The Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT 2040 FUND	Class A	Class AX	Class B	Class C	Class CX	Class R	Class RX	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	none	none	none	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	none	5.00%	1.00%	1.00%	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT 2040 FUND		Class A	Class AX	Class B	Class C	Class CX	Class R	Class RX	Class Y
Management Fees		none	none	none	none	none	none	none	none
Distribution and/or Service (12b-1) Fees		0.25%	0.25%	1.00%	1.00%	1.00%	0.50%	0.50%	none
Other Expenses		0.82%	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%
Acquired Fund Fees and Expenses		0.98%	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%
Total Annual Fund Operating Expenses		2.05%	2.05%	2.80%	2.80%	2.80%	2.30%	2.30%	1.80%
Fee Waiver and/or Expense Reimbursement	[1]	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		1.23%	1.23%	1.98%	1.98%	1.98%	1.48%	1.48%	0.98%
[1]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX and Class Y shares to 0.25%, 0.25%, 1.00%, 1.00%, 1.00%, 0.50%, 0.50% and 0.00%, respectively, of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT 2040 FUND (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	668	1,082	1,521	2,737
Class AX	668	1,082	1,521	2,737
Class B	701	1,091	1,607	2,889
Class C	301	791	1,407	3,069
Class CX	301	791	1,407	3,069
Class R	151	640	1,156	2,572
Class RX	151	640	1,156	2,572
Class Y	100	487	898	2,048

You would pay the following expenses if you did not redeem your shares:
Expense Example, No Redemption Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT 2040 FUND (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	668	1,082	1,521	2,737
Class AX	668	1,082	1,521	2,737
Class B	201	791	1,407	2,889
Class C	201	791	1,407	3,069
Class CX	201	791	1,407	3,069
Class R	151	640	1,156	2,572
Class RX	151	640	1,156	2,572
Class Y	100	487	898	2,048

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategies of the Fund and the Underlying Funds
      The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund's target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement 2040 Fund

Invesco Balanced-Risk Allocation Fund	43.33%

Invesco Balanced-Risk Aggressive Allocation Fund	56.66%

Liquid Assets Portfolio	0.00%

Premier Portfolio	0.00%

Total	100%

      The Fund's name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund's real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the Fund's shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund's target retirement date.

      The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis as the Fund's investments in Invesco Balanced-Risk Aggressive Allocation Fund decrease and its investments in Invesco Balanced-Risk Allocation Fund increase. At approximately 10 years from the target retirement date, the Fund ceases to invest in Invesco Balanced-Risk Aggressive Allocation Fund and begins investing in the affiliated money market funds. The Fund's investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

      The following table lists the current target market exposures through Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, the percentages may not equal 100%. The Fund's target allocations may change over time and at any point in time the Fund's actual asset allocations may be higher or lower than the target allocations shown in the chart below.

	Target Allocation from Retirement
	30 Years	20 Years	10 Years

Equities	37.2%	32.5%	28.2%

Commodities	48.0%	42.0%	36.4%

Fixed Income	96.3%	84.2%	72.9%

Cash Equivalents	0.0%	0.0%	0.0%

	Target Allocation from Retirement
		At Retirement
	5 Years	Date

Equities	22.5%	16.9%

Commodities	29.1%	21.8%

Fixed Income	58.3%	43.7%

Cash Equivalents	20.0%	40.0%

      An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund's portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the Fund's performance. Invesco Balanced-Risk Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund's exposure to an asset class and may cause the Fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

      The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the Fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, exchange-traded notes ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

       Invesco Balanced-Risk Allocation Fund will invest in the Subsidiary to gain exposure to commodities markets. The Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by the Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political or other conditions, Invesco Balanced-Risk Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Allocation Fund's performance and Invesco Balanced-Risk Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see "Description of the Funds and Their Investments and Risks" in Invesco Balanced-Risk Allocation Fund's SAI.

Invesco Balanced-Risk Aggressive Allocation Fund. Invesco Balanced-Risk Aggressive Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Aggressive Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Aggressive Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Aggressive Allocation Fund's portfolio management team allocates across three asset classes, equities, fixed income and commodities, such that no one asset class drives the fund's performance. The Invesco Balanced-Risk Aggressive Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Aggressive Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of the Invesco Balanced-Risk Aggressive Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Aggressive Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Aggressive Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Aggressive Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Aggressive Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Aggressive Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Aggressive Allocation Fund will be, on average, approximately 12%. Invesco Balanced-Risk Aggressive Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Aggressive Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Aggressive Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Aggressive Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Aggressive Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund's exposure to an asset class and may cause the fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified.

      The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluates whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Aggressive Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging market countries. Invesco Balanced-Risk Aggressive Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Aggressive Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund VI Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Aggressive Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

      Invesco Balanced-Risk Aggressive Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Aggressive Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Aggressive Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Aggressive Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Aggressive Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Aggressive Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Aggressive Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Aggressive Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Aggressive Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Aggressive Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses Invesco Balanced-Risk Aggressive Allocation Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political, or other conditions, Invesco Balanced-Risk Aggressive Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Aggressive Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Aggressive Allocation Fund's performance and Invesco Balanced-Risk Aggressive Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Aggressive Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Aggressive Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Aggressive Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see "Description of the Fund and Its Investments and Risks" in Invesco Balanced-Risk Aggressive Allocation Fund's SAI.

Liquid Assets Portfolio. Liquid Assets Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio's investment objective may be changed by Liquid Assets Portfolio's Board of Trustees without shareholder approval.

      Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio's adviser pursuant to guidelines approved by the Liquid Assets Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio's adviser under the supervision of Liquid Assets Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

      The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

      Premier Portfolio. Premier Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio's investment objective may be changed by Premier Portfolio's Board of Trustees without shareholder approval.

      Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio's adviser pursuant to guidelines approved by Premier Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio's adviser under the supervision of Premier Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.
Principal Risks of Investing in the Fund and the Underlying Funds
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ "economic" leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

      Commodity Risk. Invesco Balanced-Risk Allocation Fund's and Invesco Balanced-Risk Aggressive Allocation Fund's, each an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying funds' performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

      Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

      Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.
  Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.
  Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.
  Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.
  Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund's other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.
  Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund's use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund's taxable income or gains and distributions to shareholders.
  Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.
  Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.
  Management Risk. The investment techniques and risk analysis used by an underlying fund's portfolio managers in connection with investing in derivatives may not produce the desired results.
      Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

      Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund's shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund's shares may not develop or be maintained; (3) trading an exchange-traded fund's shares may be halted if the listing exchange's officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Foreign Securities Risk. The dollar value of an underlying fund's foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

      Fund of Funds Risk. The Fund's performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser's evaluations and assumptions regarding the Fund's broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund's performance.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in an underlying fund's exposure to an asset class and may cause an underlying fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to an underlying fund will be magnified; however, if the leveraged instrument decreases in value, the loss to an underlying fund will be magnified. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. There can be no assurance that an underlying fund's leverage strategy will be successful. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

      Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund's prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

      Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, each of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund's investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's or Invesco Balanced-Risk Aggressive Allocation Fund's use of commodity-linked notes or the Subsidiary (which guidance might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund's ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, such underlying fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the "Dividends, Distributions and Tax Matters" section in the SAIs for Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the "Benchmark Descriptions" section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended March 28, 2013): 2.86% Best Quarter (ended June 30, 2009): 22.22% Worst Quarter (ended December 31, 2008): -21.26%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT 2040 FUND		1 Year	5 Years	Since Inception	Inception Date
Class A shares:		4.29%	1.21%	1.33%	Jan 31, 2007
Class A shares: Return After Taxes on Distributions		2.95%	(0.32%)	(0.14%)	Jan 31, 2007
Class A shares: Return After Taxes on Distributions and Sale of Fund Shares		2.79%	0.10%	0.26%	Jan 31, 2007
Class AX shares:	[1]	4.42%	1.21%	1.33%	Jun 1, 2010
Class B shares:		4.79%	1.29%	1.43%	Jan 31, 2007
Class C shares:		8.81%	1.60%	1.55%	Jan 31, 2007
Class CX shares:	[2]	8.68%	1.60%	1.54%	Jun 1, 2010
Class R shares:		10.33%	2.12%	2.06%	Jan 31, 2007
Class RX shares:	[2]	10.19%	2.13%	2.06%	Jun 1, 2010
Class Y shares:	[1]	10.83%	2.60%	2.51%	Oct 3, 2008
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	2.06%
Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)		11.40%	3.83%	4.12%
Custom Balanced-Risk Retirement 2040 (reflects no deduction for fees, expenses or taxes)		11.30%	(0.01%)	0.71%
Lipper Mixed-Asset Target 2040 Funds Index		15.24%	0.98%	1.50%
[1]	Class AX shares' and Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.
[2]	Class CX shares' and Class RX shares' performance shown prior to the inception date is that of Class A shares restated to reflect the higher 12b-1 fees applicable to Class CX shares and Class RX shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summaries - INVESCO BALANCED-RISK RETIREMENT 2040 FUND
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices,
Objective, Secondary [Text Block]	rr_ObjectiveSecondaryTextBlock	and as a secondary objective, capital preservation.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fee Waiver or Reimbursement over Assets, Date of Termination	rr_FeeWaiverOrReimbursementOverAssetsDateOfTermination	April 30, 2014
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	4.00%
Expense Breakpoint Discounts [Text]	rr_ExpenseBreakpointDiscounts	You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Expense Breakpoint, Minimum Investment Required [Amount]	rr_ExpenseBreakpointMinimumInvestmentRequiredAmount	50,000
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example, No Redemption Narrative [Text Block]	rr_ExpenseExampleNoRedemptionNarrativeTextBlock	You would pay the following expenses if you did not redeem your shares:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund and the Underlying Funds
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund's target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement 2040 Fund

Invesco Balanced-Risk Allocation Fund	43.33%

Invesco Balanced-Risk Aggressive Allocation Fund	56.66%

Liquid Assets Portfolio	0.00%

Premier Portfolio	0.00%

Total	100%

      The Fund's name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund's real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the Fund's shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund's target retirement date.

      The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis as the Fund's investments in Invesco Balanced-Risk Aggressive Allocation Fund decrease and its investments in Invesco Balanced-Risk Allocation Fund increase. At approximately 10 years from the target retirement date, the Fund ceases to invest in Invesco Balanced-Risk Aggressive Allocation Fund and begins investing in the affiliated money market funds. The Fund's investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

      The following table lists the current target market exposures through Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, the percentages may not equal 100%. The Fund's target allocations may change over time and at any point in time the Fund's actual asset allocations may be higher or lower than the target allocations shown in the chart below.

	Target Allocation from Retirement
	30 Years	20 Years	10 Years

Equities	37.2%	32.5%	28.2%

Commodities	48.0%	42.0%	36.4%

Fixed Income	96.3%	84.2%	72.9%

Cash Equivalents	0.0%	0.0%	0.0%

	Target Allocation from Retirement
		At Retirement
	5 Years	Date

Equities	22.5%	16.9%

Commodities	29.1%	21.8%

Fixed Income	58.3%	43.7%

Cash Equivalents	20.0%	40.0%

      An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund's portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the Fund's performance. Invesco Balanced-Risk Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund's exposure to an asset class and may cause the Fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

      The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the Fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, exchange-traded notes ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

       Invesco Balanced-Risk Allocation Fund will invest in the Subsidiary to gain exposure to commodities markets. The Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by the Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political or other conditions, Invesco Balanced-Risk Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Allocation Fund's performance and Invesco Balanced-Risk Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see "Description of the Funds and Their Investments and Risks" in Invesco Balanced-Risk Allocation Fund's SAI.

Invesco Balanced-Risk Aggressive Allocation Fund. Invesco Balanced-Risk Aggressive Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Aggressive Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Aggressive Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Aggressive Allocation Fund's portfolio management team allocates across three asset classes, equities, fixed income and commodities, such that no one asset class drives the fund's performance. The Invesco Balanced-Risk Aggressive Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Aggressive Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of the Invesco Balanced-Risk Aggressive Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Aggressive Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Aggressive Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Aggressive Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Aggressive Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Aggressive Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Aggressive Allocation Fund will be, on average, approximately 12%. Invesco Balanced-Risk Aggressive Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Aggressive Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Aggressive Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Aggressive Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Aggressive Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund's exposure to an asset class and may cause the fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified.

      The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluates whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Aggressive Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging market countries. Invesco Balanced-Risk Aggressive Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Aggressive Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund VI Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Aggressive Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

      Invesco Balanced-Risk Aggressive Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Aggressive Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Aggressive Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Aggressive Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Aggressive Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Aggressive Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Aggressive Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Aggressive Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Aggressive Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Aggressive Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses Invesco Balanced-Risk Aggressive Allocation Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political, or other conditions, Invesco Balanced-Risk Aggressive Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Aggressive Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Aggressive Allocation Fund's performance and Invesco Balanced-Risk Aggressive Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Aggressive Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Aggressive Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Aggressive Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see "Description of the Fund and Its Investments and Risks" in Invesco Balanced-Risk Aggressive Allocation Fund's SAI.

Liquid Assets Portfolio. Liquid Assets Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio's investment objective may be changed by Liquid Assets Portfolio's Board of Trustees without shareholder approval.

      Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio's adviser pursuant to guidelines approved by the Liquid Assets Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio's adviser under the supervision of Liquid Assets Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

      The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

      Premier Portfolio. Premier Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio's investment objective may be changed by Premier Portfolio's Board of Trustees without shareholder approval.

      Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio's adviser pursuant to guidelines approved by Premier Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio's adviser under the supervision of Premier Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

		The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund and the Underlying Funds
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ "economic" leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

      Commodity Risk. Invesco Balanced-Risk Allocation Fund's and Invesco Balanced-Risk Aggressive Allocation Fund's, each an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying funds' performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

      Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

      Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.
  Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.
  Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.
  Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.
  Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund's other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.
  Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund's use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund's taxable income or gains and distributions to shareholders.
  Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.
  Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.
  Management Risk. The investment techniques and risk analysis used by an underlying fund's portfolio managers in connection with investing in derivatives may not produce the desired results.
      Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

      Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund's shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund's shares may not develop or be maintained; (3) trading an exchange-traded fund's shares may be halted if the listing exchange's officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Foreign Securities Risk. The dollar value of an underlying fund's foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

      Fund of Funds Risk. The Fund's performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser's evaluations and assumptions regarding the Fund's broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund's performance.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in an underlying fund's exposure to an asset class and may cause an underlying fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to an underlying fund will be magnified; however, if the leveraged instrument decreases in value, the loss to an underlying fund will be magnified. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. There can be no assurance that an underlying fund's leverage strategy will be successful. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

      Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund's prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

      Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, each of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund's investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's or Invesco Balanced-Risk Aggressive Allocation Fund's use of commodity-linked notes or the Subsidiary (which guidance might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund's ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, such underlying fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the "Dividends, Distributions and Tax Matters" section in the SAIs for Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

		Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the "Benchmark Descriptions" section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Narrative [Text Block]	rr_BarChartNarrativeTextBlock	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Does Not Reflect Sales Loads [Text]	rr_BarChartDoesNotReflectSalesLoads	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class A shares year-to-date (ended March 28, 2013): 2.86% Best Quarter (ended June 30, 2009): 22.22% Worst Quarter (ended December 31, 2008): -21.26%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND | Class A
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.25%
Other Expenses	rr_OtherExpensesOverAssets	0.82%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.98%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.05%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.82%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.23%
1 Year	rr_ExpenseExampleYear01	668
3 Years	rr_ExpenseExampleYear03	1,082
5 Years	rr_ExpenseExampleYear05	1,521
10 Years	rr_ExpenseExampleYear10	2,737
1 Year	rr_ExpenseExampleNoRedemptionYear01	668
3 Years	rr_ExpenseExampleNoRedemptionYear03	1,082
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,521
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,737
2008	rr_AnnualReturn2008	(36.00%)
2009	rr_AnnualReturn2009	27.59%
2010	rr_AnnualReturn2010	13.03%
2011	rr_AnnualReturn2011	10.30%
2012	rr_AnnualReturn2012	10.38%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class A shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	2.86%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	22.22%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(21.26%)
1 Year	rr_AverageAnnualReturnYear01	4.29%
5 Years	rr_AverageAnnualReturnYear05	1.21%
Since Inception	rr_AverageAnnualReturnSinceInception	1.33%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND | Class AX
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.25%
Other Expenses	rr_OtherExpensesOverAssets	0.82%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.98%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.05%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.82%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.23%
1 Year	rr_ExpenseExampleYear01	668
3 Years	rr_ExpenseExampleYear03	1,082
5 Years	rr_ExpenseExampleYear05	1,521
10 Years	rr_ExpenseExampleYear10	2,737
1 Year	rr_ExpenseExampleNoRedemptionYear01	668
3 Years	rr_ExpenseExampleNoRedemptionYear03	1,082
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,521
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,737
1 Year	rr_AverageAnnualReturnYear01	4.42%	[2]
5 Years	rr_AverageAnnualReturnYear05	1.21%	[2]
Since Inception	rr_AverageAnnualReturnSinceInception	1.33%	[2]
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 1, 2010	[2]
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND | Class B
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	5.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.82%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.98%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.80%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.82%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.98%
1 Year	rr_ExpenseExampleYear01	701
3 Years	rr_ExpenseExampleYear03	1,091
5 Years	rr_ExpenseExampleYear05	1,607
10 Years	rr_ExpenseExampleYear10	2,889
1 Year	rr_ExpenseExampleNoRedemptionYear01	201
3 Years	rr_ExpenseExampleNoRedemptionYear03	791
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,407
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,889
1 Year	rr_AverageAnnualReturnYear01	4.79%
5 Years	rr_AverageAnnualReturnYear05	1.29%
Since Inception	rr_AverageAnnualReturnSinceInception	1.43%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND | Class C
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	1.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.82%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.98%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.80%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.82%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.98%
1 Year	rr_ExpenseExampleYear01	301
3 Years	rr_ExpenseExampleYear03	791
5 Years	rr_ExpenseExampleYear05	1,407
10 Years	rr_ExpenseExampleYear10	3,069
1 Year	rr_ExpenseExampleNoRedemptionYear01	201
3 Years	rr_ExpenseExampleNoRedemptionYear03	791
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,407
10 Years	rr_ExpenseExampleNoRedemptionYear10	3,069
1 Year	rr_AverageAnnualReturnYear01	8.81%
5 Years	rr_AverageAnnualReturnYear05	1.60%
Since Inception	rr_AverageAnnualReturnSinceInception	1.55%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND | Class CX
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	1.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.82%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.98%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.80%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.82%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.98%
1 Year	rr_ExpenseExampleYear01	301
3 Years	rr_ExpenseExampleYear03	791
5 Years	rr_ExpenseExampleYear05	1,407
10 Years	rr_ExpenseExampleYear10	3,069
1 Year	rr_ExpenseExampleNoRedemptionYear01	201
3 Years	rr_ExpenseExampleNoRedemptionYear03	791
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,407
10 Years	rr_ExpenseExampleNoRedemptionYear10	3,069
1 Year	rr_AverageAnnualReturnYear01	8.68%	[3]
5 Years	rr_AverageAnnualReturnYear05	1.60%	[3]
Since Inception	rr_AverageAnnualReturnSinceInception	1.54%	[3]
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 1, 2010	[3]
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND | Class R
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.50%
Other Expenses	rr_OtherExpensesOverAssets	0.82%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.98%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.30%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.82%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.48%
1 Year	rr_ExpenseExampleYear01	151
3 Years	rr_ExpenseExampleYear03	640
5 Years	rr_ExpenseExampleYear05	1,156
10 Years	rr_ExpenseExampleYear10	2,572
1 Year	rr_ExpenseExampleNoRedemptionYear01	151
3 Years	rr_ExpenseExampleNoRedemptionYear03	640
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,156
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,572
1 Year	rr_AverageAnnualReturnYear01	10.33%
5 Years	rr_AverageAnnualReturnYear05	2.12%
Since Inception	rr_AverageAnnualReturnSinceInception	2.06%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND | Class RX
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.50%
Other Expenses	rr_OtherExpensesOverAssets	0.82%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.98%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.30%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.82%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.48%
1 Year	rr_ExpenseExampleYear01	151
3 Years	rr_ExpenseExampleYear03	640
5 Years	rr_ExpenseExampleYear05	1,156
10 Years	rr_ExpenseExampleYear10	2,572
1 Year	rr_ExpenseExampleNoRedemptionYear01	151
3 Years	rr_ExpenseExampleNoRedemptionYear03	640
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,156
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,572
1 Year	rr_AverageAnnualReturnYear01	10.19%	[3]
5 Years	rr_AverageAnnualReturnYear05	2.13%	[3]
Since Inception	rr_AverageAnnualReturnSinceInception	2.06%	[3]
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 1, 2010	[3]
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND | Class Y
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.82%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.98%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.80%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.82%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	0.98%
1 Year	rr_ExpenseExampleYear01	100
3 Years	rr_ExpenseExampleYear03	487
5 Years	rr_ExpenseExampleYear05	898
10 Years	rr_ExpenseExampleYear10	2,048
1 Year	rr_ExpenseExampleNoRedemptionYear01	100
3 Years	rr_ExpenseExampleNoRedemptionYear03	487
5 Years	rr_ExpenseExampleNoRedemptionYear05	898
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,048
1 Year	rr_AverageAnnualReturnYear01	10.83%	[2]
5 Years	rr_AverageAnnualReturnYear05	2.60%	[2]
Since Inception	rr_AverageAnnualReturnSinceInception	2.51%	[2]
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 3, 2008	[2]
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND | Return After Taxes on Distributions | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	2.95%
5 Years	rr_AverageAnnualReturnYear05	(0.32%)
Since Inception	rr_AverageAnnualReturnSinceInception	(0.14%)
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND | Return After Taxes on Distributions and Sale of Fund Shares | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	2.79%
5 Years	rr_AverageAnnualReturnYear05	0.10%
Since Inception	rr_AverageAnnualReturnSinceInception	0.26%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
Since Inception	rr_AverageAnnualReturnSinceInception	2.06%
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND | Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.40%
5 Years	rr_AverageAnnualReturnYear05	3.83%
Since Inception	rr_AverageAnnualReturnSinceInception	4.12%
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND | Custom Balanced-Risk Retirement 2040 (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.30%
5 Years	rr_AverageAnnualReturnYear05	(0.01%)
Since Inception	rr_AverageAnnualReturnSinceInception	0.71%
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND | Lipper Mixed-Asset Target 2040 Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	15.24%
5 Years	rr_AverageAnnualReturnYear05	0.98%
Since Inception	rr_AverageAnnualReturnSinceInception	1.50%

[1]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX and Class Y shares to 0.25%, 0.25%, 1.00%, 1.00%, 1.00%, 0.50%, 0.50% and 0.00%, respectively, of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.
[2]	Class AX shares' and Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.
[3]	Class CX shares' and Class RX shares' performance shown prior to the inception date is that of Class A shares restated to reflect the higher 12b-1 fees applicable to Class CX shares and Class RX shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND
Fund Summaries - INVESCO BALANCED-RISK RETIREMENT 2050 FUND
Investment Objective(s)
The Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT 2050 FUND	Class A	Class AX	Class B	Class C	Class CX	Class R	Class RX	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	none	none	none	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	none	5.00%	1.00%	1.00%	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT 2050 FUND		Class A	Class AX	Class B	Class C	Class CX	Class R	Class RX	Class Y
Management Fees		none	none	none	none	none	none	none	none
Distribution and/or Service (12b-1) Fees		0.25%	0.25%	1.00%	1.00%	1.00%	0.50%	0.50%	none
Other Expenses		1.32%	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%
Acquired Fund Fees and Expenses		1.11%	1.11%	1.11%	1.11%	1.11%	1.11%	1.11%	1.11%
Total Annual Fund Operating Expenses		2.68%	2.68%	3.43%	3.43%	3.43%	2.93%	2.93%	2.43%
Fee Waiver and/or Expense Reimbursement	[1]	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		1.36%	1.36%	2.11%	2.11%	2.11%	1.61%	1.61%	1.11%
[1]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX and Class Y shares to 0.25%, 0.25%, 1.00%, 1.00%, 1.00%, 0.50%, 0.50% and 0.00%, respectively, of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT 2050 FUND (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	681	1,218	1,780	3,305
Class AX	681	1,218	1,780	3,305
Class B	714	1,231	1,871	3,454
Class C	314	931	1,671	3,624
Class CX	314	931	1,671	3,624
Class R	164	782	1,427	3,158
Class RX	164	782	1,427	3,158
Class Y	113	631	1,176	2,666

You would pay the following expenses if you did not redeem your shares:
Expense Example, No Redemption Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT 2050 FUND (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	681	1,218	1,780	3,305
Class AX	681	1,218	1,780	3,305
Class B	214	931	1,671	3,454
Class C	214	931	1,671	3,624
Class CX	214	931	1,671	3,624
Class R	164	782	1,427	3,158
Class RX	164	782	1,427	3,158
Class Y	113	631	1,176	2,666

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategies of the Fund and the Underlying Funds
      The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund's target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement 2050 Fund

Invesco Balanced-Risk Allocation Fund	10.00%

Invesco Balanced-Risk Aggressive Allocation Fund	90.00%

Liquid Assets Portfolio	0.00%

Premier Portfolio	0.00%

Total	100%

      The Fund's name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund's real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the Fund's shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund's target retirement date.

      The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis as the Fund's investments in Invesco Balanced-Risk Aggressive Allocation Fund decrease and its investments in Invesco Balanced-Risk Allocation Fund increase. At approximately 10 years from the target retirement date, the Fund ceases to invest in Invesco Balanced-Risk Aggressive Allocation Fund and begins investing in the affiliated money market funds. The Fund's investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

      The following table lists the current target market exposures through Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, the percentages may not equal 100%. The Fund's target allocations may change over time and at any point in time the Fund's actual asset allocations may be higher or lower than the target allocations shown in the chart below.

	Target Allocation from Retirement
	40 Years	30 Years	20 Years

Equities	42.3%	37.2%	32.5%

Commodities	54.5%	48.0%	42.0%

Fixed Income	109.4%	96.3%	84.2%

Cash Equivalents	0.0%	0.0%	0.0%

	Target Allocation from Retirement
			At Retirement
	10 Years	5 Years	Date

Equities	28.2%	22.5%	16.9%

Commodities	36.4%	29.1%	21.8%

Fixed Income	72.9%	58.3%	43.7%

Cash Equivalents	0.0%	20.0%	40.0%

      An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

       Invesco Balanced-Risk Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund's portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the Fund's performance. Invesco Balanced-Risk Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund's exposure to an asset class and may cause the Fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

      The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the Fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, exchange-traded notes ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

      Invesco Balanced-Risk Allocation Fund will invest in the Subsidiary to gain exposure to commodities markets. The Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by the Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political or other conditions, Invesco Balanced-Risk Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Allocation Fund's performance and Invesco Balanced-Risk Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see "Description of the Funds and Their Investments and Risks" in Invesco Balanced-Risk Allocation Fund's SAI.

Invesco Balanced-Risk Aggressive Allocation Fund. Invesco Balanced-Risk Aggressive Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Aggressive Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Aggressive Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Aggressive Allocation Fund's portfolio management team allocates across three asset classes, equities, fixed income and commodities, such that no one asset class drives the fund's performance. The Invesco Balanced-Risk Aggressive Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Aggressive Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of the Invesco Balanced-Risk Aggressive Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Aggressive Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Aggressive Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Aggressive Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Aggressive Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Aggressive Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Aggressive Allocation Fund will be, on average, approximately 12%. Invesco Balanced-Risk Aggressive Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Aggressive Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Aggressive Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Aggressive Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Aggressive Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund's exposure to an asset class and may cause the fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified.

      The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluates whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Aggressive Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging market countries. Invesco Balanced-Risk Aggressive Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Aggressive Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund VI Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Aggressive Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

      Invesco Balanced-Risk Aggressive Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Aggressive Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Aggressive Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Aggressive Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Aggressive Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Aggressive Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Aggressive Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Aggressive Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Aggressive Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Aggressive Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses Invesco Balanced-Risk Aggressive Allocation Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political, or other conditions, Invesco Balanced-Risk Aggressive Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Aggressive Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Aggressive Allocation Fund's performance and Invesco Balanced-Risk Aggressive Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Aggressive Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Aggressive Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Aggressive Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see "Description of the Fund and Its Investments and Risks" in Invesco Balanced-Risk Aggressive Allocation Fund's SAI.

Liquid Assets Portfolio. Liquid Assets Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio's investment objective may be changed by Liquid Assets Portfolio's Board of Trustees without shareholder approval.

      Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio's adviser pursuant to guidelines approved by the Liquid Assets Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio's adviser under the supervision of Liquid Assets Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

      The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio's investment objective may be changed by Premier Portfolio's Board of Trustees without shareholder approval.

      Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio's adviser pursuant to guidelines approved by Premier Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio's adviser under the supervision of Premier Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.
Principal Risks of Investing in the Fund and the Underlying Funds
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

           CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

           Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ "economic" leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

           Commodity Risk. Invesco Balanced-Risk Allocation Fund's and Invesco Balanced-Risk Aggressive Allocation Fund's, each an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying funds' performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

           Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

           Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

           Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

           Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

           Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.
  Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.
  Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.
  Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.
  Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund's other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.
  Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund's use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund's taxable income or gains and distributions to shareholders.
  Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.
  Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.
  Management Risk. The investment techniques and risk analysis used by an underlying fund's portfolio managers in connection with investing in derivatives may not produce the desired results.
           Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

           Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

           Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund's shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund's shares may not develop or be maintained; (3) trading an exchange-traded fund's shares may be halted if the listing exchange's officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

           Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

           Foreign Securities Risk. The dollar value of an underlying fund's foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

           Fund of Funds Risk. The Fund's performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser's evaluations and assumptions regarding the Fund's broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

           Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund's performance.

           Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in an underlying fund's exposure to an asset class and may cause an underlying fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to an underlying fund will be magnified; however, if the leveraged instrument decreases in value, the loss to an underlying fund will be magnified. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. There can be no assurance that an underlying fund's leverage strategy will be successful. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

           Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

           Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

           Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

           Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.

           Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund's prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

           Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, each of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund's investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's or Invesco Balanced-Risk Aggressive Allocation Fund's use of commodity-linked notes or the Subsidiary (which guidance might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund's ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, such underlying fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the "Dividends, Distributions and Tax Matters" section in the SAIs for Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund.

           U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the "Benchmark Descriptions" section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended March 28, 2013): 3.00% Best Quarter (ended June 30, 2009): 23.11% Worst Quarter (ended December 31, 2008): -22.34%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class A AX B C CX R RX and Y Prospectus INVESCO BALANCED-RISK RETIREMENT 2050 FUND		1 Year	5 Years	Since Inception	Inception Date
Class A shares:		4.36%	0.78%	0.93%	Jan 31, 2007
Class A shares: Return After Taxes on Distributions		2.89%	(0.57%)	(0.40%)	Jan 31, 2007
Class A shares: Return After Taxes on Distributions and Sale of Fund Shares		2.89%	(0.14%)	0.01%	Jan 31, 2007
Class AX shares:	[1]	4.48%	0.77%	0.92%	Jun 1, 2010
Class B shares:		4.68%	0.81%	0.97%	Jan 31, 2007
Class C shares:		8.66%	1.17%	1.14%	Jan 31, 2007
Class CX shares:	[2]	8.67%	1.14%	1.11%	Jun 1, 2010
Class R shares		10.17%	1.67%	1.63%	Jan 31, 2007
Class RX shares:	[2]	10.30%	1.67%	1.64%	Jun 1, 2010
Class Y shares:	[1]	10.68%	2.13%	2.06%	Oct 3, 2008
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	2.06%
Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)		11.40%	3.83%	4.12%
Custom Balanced-Risk Retirement 2050 Index (reflects no deduction for fees, expenses or taxes)		11.30%	(0.63%)	0.16%
Lipper Mixed-Asset Target 2050+ Funds Classification Average		15.21%	0.37%	1.38%
[1]	Class AX shares' and Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.
[2]	Class CX shares' and Class RX shares' performance shown prior to the inception date is that of Class A shares restated to reflect the higher 12b-1 fees applicable to Class CX shares and Class RX shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summaries - INVESCO BALANCED-RISK RETIREMENT 2050 FUND
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices,
Objective, Secondary [Text Block]	rr_ObjectiveSecondaryTextBlock	and as a secondary objective, capital preservation.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fee Waiver or Reimbursement over Assets, Date of Termination	rr_FeeWaiverOrReimbursementOverAssetsDateOfTermination	April 30, 2014
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	4.00%
Expense Breakpoint Discounts [Text]	rr_ExpenseBreakpointDiscounts	You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Expense Breakpoint, Minimum Investment Required [Amount]	rr_ExpenseBreakpointMinimumInvestmentRequiredAmount	50,000
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example, No Redemption Narrative [Text Block]	rr_ExpenseExampleNoRedemptionNarrativeTextBlock	You would pay the following expenses if you did not redeem your shares:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund and the Underlying Funds
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund's target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement 2050 Fund

Invesco Balanced-Risk Allocation Fund	10.00%

Invesco Balanced-Risk Aggressive Allocation Fund	90.00%

Liquid Assets Portfolio	0.00%

Premier Portfolio	0.00%

Total	100%

      The Fund's name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund's real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the Fund's shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund's target retirement date.

      The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis as the Fund's investments in Invesco Balanced-Risk Aggressive Allocation Fund decrease and its investments in Invesco Balanced-Risk Allocation Fund increase. At approximately 10 years from the target retirement date, the Fund ceases to invest in Invesco Balanced-Risk Aggressive Allocation Fund and begins investing in the affiliated money market funds. The Fund's investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

      The following table lists the current target market exposures through Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, the percentages may not equal 100%. The Fund's target allocations may change over time and at any point in time the Fund's actual asset allocations may be higher or lower than the target allocations shown in the chart below.

	Target Allocation from Retirement
	40 Years	30 Years	20 Years

Equities	42.3%	37.2%	32.5%

Commodities	54.5%	48.0%	42.0%

Fixed Income	109.4%	96.3%	84.2%

Cash Equivalents	0.0%	0.0%	0.0%

	Target Allocation from Retirement
			At Retirement
	10 Years	5 Years	Date

Equities	28.2%	22.5%	16.9%

Commodities	36.4%	29.1%	21.8%

Fixed Income	72.9%	58.3%	43.7%

Cash Equivalents	0.0%	20.0%	40.0%

      An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

       Invesco Balanced-Risk Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund's portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the Fund's performance. Invesco Balanced-Risk Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund's exposure to an asset class and may cause the Fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

      The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the Fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, exchange-traded notes ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

      Invesco Balanced-Risk Allocation Fund will invest in the Subsidiary to gain exposure to commodities markets. The Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by the Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political or other conditions, Invesco Balanced-Risk Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Allocation Fund's performance and Invesco Balanced-Risk Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see "Description of the Funds and Their Investments and Risks" in Invesco Balanced-Risk Allocation Fund's SAI.

Invesco Balanced-Risk Aggressive Allocation Fund. Invesco Balanced-Risk Aggressive Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Aggressive Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Aggressive Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Aggressive Allocation Fund's portfolio management team allocates across three asset classes, equities, fixed income and commodities, such that no one asset class drives the fund's performance. The Invesco Balanced-Risk Aggressive Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Aggressive Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of the Invesco Balanced-Risk Aggressive Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Aggressive Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Aggressive Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Aggressive Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Aggressive Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Aggressive Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Aggressive Allocation Fund will be, on average, approximately 12%. Invesco Balanced-Risk Aggressive Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Aggressive Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Aggressive Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Aggressive Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Aggressive Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund's exposure to an asset class and may cause the fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified.

      The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluates whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Aggressive Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging market countries. Invesco Balanced-Risk Aggressive Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Aggressive Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund VI Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Aggressive Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

      Invesco Balanced-Risk Aggressive Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Aggressive Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Aggressive Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Aggressive Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Aggressive Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Aggressive Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Aggressive Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Aggressive Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Aggressive Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Aggressive Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses Invesco Balanced-Risk Aggressive Allocation Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political, or other conditions, Invesco Balanced-Risk Aggressive Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Aggressive Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Aggressive Allocation Fund's performance and Invesco Balanced-Risk Aggressive Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Aggressive Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Aggressive Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Aggressive Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see "Description of the Fund and Its Investments and Risks" in Invesco Balanced-Risk Aggressive Allocation Fund's SAI.

Liquid Assets Portfolio. Liquid Assets Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio's investment objective may be changed by Liquid Assets Portfolio's Board of Trustees without shareholder approval.

      Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio's adviser pursuant to guidelines approved by the Liquid Assets Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio's adviser under the supervision of Liquid Assets Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

      The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio's investment objective may be changed by Premier Portfolio's Board of Trustees without shareholder approval.

      Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio's adviser pursuant to guidelines approved by Premier Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio's adviser under the supervision of Premier Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

		The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund and the Underlying Funds
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

           CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

           Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ "economic" leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

           Commodity Risk. Invesco Balanced-Risk Allocation Fund's and Invesco Balanced-Risk Aggressive Allocation Fund's, each an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying funds' performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

           Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

           Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

           Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

           Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

           Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.
  Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.
  Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.
  Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.
  Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund's other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.
  Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund's use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund's taxable income or gains and distributions to shareholders.
  Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.
  Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.
  Management Risk. The investment techniques and risk analysis used by an underlying fund's portfolio managers in connection with investing in derivatives may not produce the desired results.
           Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

           Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

           Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund's shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund's shares may not develop or be maintained; (3) trading an exchange-traded fund's shares may be halted if the listing exchange's officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

           Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

           Foreign Securities Risk. The dollar value of an underlying fund's foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

           Fund of Funds Risk. The Fund's performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser's evaluations and assumptions regarding the Fund's broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

           Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund's performance.

           Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in an underlying fund's exposure to an asset class and may cause an underlying fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to an underlying fund will be magnified; however, if the leveraged instrument decreases in value, the loss to an underlying fund will be magnified. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. There can be no assurance that an underlying fund's leverage strategy will be successful. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

           Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

           Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

           Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

           Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.

           Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund's prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

           Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, each of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund's investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's or Invesco Balanced-Risk Aggressive Allocation Fund's use of commodity-linked notes or the Subsidiary (which guidance might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund's ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, such underlying fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the "Dividends, Distributions and Tax Matters" section in the SAIs for Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund.

           U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

		Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the "Benchmark Descriptions" section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Narrative [Text Block]	rr_BarChartNarrativeTextBlock	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Does Not Reflect Sales Loads [Text]	rr_BarChartDoesNotReflectSalesLoads	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class A shares year-to-date (ended March 28, 2013): 3.00% Best Quarter (ended June 30, 2009): 23.11% Worst Quarter (ended December 31, 2008): -22.34%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND | Class A
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.25%
Other Expenses	rr_OtherExpensesOverAssets	1.32%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	1.11%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.68%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	1.32%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.36%
1 Year	rr_ExpenseExampleYear01	681
3 Years	rr_ExpenseExampleYear03	1,218
5 Years	rr_ExpenseExampleYear05	1,780
10 Years	rr_ExpenseExampleYear10	3,305
1 Year	rr_ExpenseExampleNoRedemptionYear01	681
3 Years	rr_ExpenseExampleNoRedemptionYear03	1,218
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,780
10 Years	rr_ExpenseExampleNoRedemptionYear10	3,305
2008	rr_AnnualReturn2008	(37.51%)
2009	rr_AnnualReturn2009	27.92%
2010	rr_AnnualReturn2010	13.08%
2011	rr_AnnualReturn2011	10.16%
2012	rr_AnnualReturn2012	10.47%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class A shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	3.00%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	23.11%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(22.34%)
1 Year	rr_AverageAnnualReturnYear01	4.36%
5 Years	rr_AverageAnnualReturnYear05	0.78%
Since Inception	rr_AverageAnnualReturnSinceInception	0.93%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND | Class AX
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.25%
Other Expenses	rr_OtherExpensesOverAssets	1.32%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	1.11%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.68%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	1.32%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.36%
1 Year	rr_ExpenseExampleYear01	681
3 Years	rr_ExpenseExampleYear03	1,218
5 Years	rr_ExpenseExampleYear05	1,780
10 Years	rr_ExpenseExampleYear10	3,305
1 Year	rr_ExpenseExampleNoRedemptionYear01	681
3 Years	rr_ExpenseExampleNoRedemptionYear03	1,218
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,780
10 Years	rr_ExpenseExampleNoRedemptionYear10	3,305
1 Year	rr_AverageAnnualReturnYear01	4.48%	[2]
5 Years	rr_AverageAnnualReturnYear05	0.77%	[2]
Since Inception	rr_AverageAnnualReturnSinceInception	0.92%	[2]
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 1, 2010	[2]
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND | Class B
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	5.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	1.32%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	1.11%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	3.43%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	1.32%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	2.11%
1 Year	rr_ExpenseExampleYear01	714
3 Years	rr_ExpenseExampleYear03	1,231
5 Years	rr_ExpenseExampleYear05	1,871
10 Years	rr_ExpenseExampleYear10	3,454
1 Year	rr_ExpenseExampleNoRedemptionYear01	214
3 Years	rr_ExpenseExampleNoRedemptionYear03	931
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,671
10 Years	rr_ExpenseExampleNoRedemptionYear10	3,454
1 Year	rr_AverageAnnualReturnYear01	4.68%
5 Years	rr_AverageAnnualReturnYear05	0.81%
Since Inception	rr_AverageAnnualReturnSinceInception	0.97%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND | Class C
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	1.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	1.32%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	1.11%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	3.43%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	1.32%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	2.11%
1 Year	rr_ExpenseExampleYear01	314
3 Years	rr_ExpenseExampleYear03	931
5 Years	rr_ExpenseExampleYear05	1,671
10 Years	rr_ExpenseExampleYear10	3,624
1 Year	rr_ExpenseExampleNoRedemptionYear01	214
3 Years	rr_ExpenseExampleNoRedemptionYear03	931
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,671
10 Years	rr_ExpenseExampleNoRedemptionYear10	3,624
1 Year	rr_AverageAnnualReturnYear01	8.66%
5 Years	rr_AverageAnnualReturnYear05	1.17%
Since Inception	rr_AverageAnnualReturnSinceInception	1.14%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND | Class CX
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	1.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	1.32%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	1.11%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	3.43%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	1.32%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	2.11%
1 Year	rr_ExpenseExampleYear01	314
3 Years	rr_ExpenseExampleYear03	931
5 Years	rr_ExpenseExampleYear05	1,671
10 Years	rr_ExpenseExampleYear10	3,624
1 Year	rr_ExpenseExampleNoRedemptionYear01	214
3 Years	rr_ExpenseExampleNoRedemptionYear03	931
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,671
10 Years	rr_ExpenseExampleNoRedemptionYear10	3,624
1 Year	rr_AverageAnnualReturnYear01	8.67%	[3]
5 Years	rr_AverageAnnualReturnYear05	1.14%	[3]
Since Inception	rr_AverageAnnualReturnSinceInception	1.11%	[3]
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 1, 2010	[3]
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND | Class R
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.50%
Other Expenses	rr_OtherExpensesOverAssets	1.32%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	1.11%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.93%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	1.32%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.61%
1 Year	rr_ExpenseExampleYear01	164
3 Years	rr_ExpenseExampleYear03	782
5 Years	rr_ExpenseExampleYear05	1,427
10 Years	rr_ExpenseExampleYear10	3,158
1 Year	rr_ExpenseExampleNoRedemptionYear01	164
3 Years	rr_ExpenseExampleNoRedemptionYear03	782
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,427
10 Years	rr_ExpenseExampleNoRedemptionYear10	3,158
1 Year	rr_AverageAnnualReturnYear01	10.17%
5 Years	rr_AverageAnnualReturnYear05	1.67%
Since Inception	rr_AverageAnnualReturnSinceInception	1.63%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND | Class RX
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.50%
Other Expenses	rr_OtherExpensesOverAssets	1.32%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	1.11%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.93%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	1.32%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.61%
1 Year	rr_ExpenseExampleYear01	164
3 Years	rr_ExpenseExampleYear03	782
5 Years	rr_ExpenseExampleYear05	1,427
10 Years	rr_ExpenseExampleYear10	3,158
1 Year	rr_ExpenseExampleNoRedemptionYear01	164
3 Years	rr_ExpenseExampleNoRedemptionYear03	782
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,427
10 Years	rr_ExpenseExampleNoRedemptionYear10	3,158
1 Year	rr_AverageAnnualReturnYear01	10.30%	[3]
5 Years	rr_AverageAnnualReturnYear05	1.67%	[3]
Since Inception	rr_AverageAnnualReturnSinceInception	1.64%	[3]
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 1, 2010	[3]
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND | Class Y
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	1.32%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	1.11%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.43%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	1.32%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.11%
1 Year	rr_ExpenseExampleYear01	113
3 Years	rr_ExpenseExampleYear03	631
5 Years	rr_ExpenseExampleYear05	1,176
10 Years	rr_ExpenseExampleYear10	2,666
1 Year	rr_ExpenseExampleNoRedemptionYear01	113
3 Years	rr_ExpenseExampleNoRedemptionYear03	631
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,176
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,666
1 Year	rr_AverageAnnualReturnYear01	10.68%	[2]
5 Years	rr_AverageAnnualReturnYear05	2.13%	[2]
Since Inception	rr_AverageAnnualReturnSinceInception	2.06%	[2]
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 3, 2008	[2]
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND | Return After Taxes on Distributions | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	2.89%
5 Years	rr_AverageAnnualReturnYear05	(0.57%)
Since Inception	rr_AverageAnnualReturnSinceInception	(0.40%)
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND | Return After Taxes on Distributions and Sale of Fund Shares | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	2.89%
5 Years	rr_AverageAnnualReturnYear05	(0.14%)
Since Inception	rr_AverageAnnualReturnSinceInception	0.01%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
Since Inception	rr_AverageAnnualReturnSinceInception	2.06%
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND | Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.40%
5 Years	rr_AverageAnnualReturnYear05	3.83%
Since Inception	rr_AverageAnnualReturnSinceInception	4.12%
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND | Custom Balanced-Risk Retirement 2050 Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.30%
5 Years	rr_AverageAnnualReturnYear05	(0.63%)
Since Inception	rr_AverageAnnualReturnSinceInception	0.16%
Class A AX B C CX R RX and Y Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND | Lipper Mixed-Asset Target 2050+ Funds Classification Average
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	15.21%
5 Years	rr_AverageAnnualReturnYear05	0.37%
Since Inception	rr_AverageAnnualReturnSinceInception	1.38%

[1]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX and Class Y shares to 0.25%, 0.25%, 1.00%, 1.00%, 1.00%, 0.50%, 0.50% and 0.00%, respectively, of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.
[2]	Class AX shares' and Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.
[3]	Class CX shares' and Class RX shares' performance shown prior to the inception date is that of Class A shares restated to reflect the higher 12b-1 fees applicable to Class CX shares and Class RX shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

Class A B C R and Y Prospectus | Invesco Conservative Allocation Fund
Fund Summary
Investment Objective(s)
The Fund's investment objective is total return consistent with a lower level of risk relative to the broad stock market.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class A B C R and Y Prospectus Invesco Conservative Allocation Fund	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	none	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	5.00%	1.00%	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class A B C R and Y Prospectus Invesco Conservative Allocation Fund	Class A	Class B	Class C	Class R	Class Y
Management Fees	none	none	none	none	none
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	none
Other Expenses	0.24%	0.24%	0.24%	0.24%	0.24%
Acquired Fund Fees and Expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Total Annual Fund Operating Expenses	1.14%	1.89%	1.89%	1.39%	0.89%

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

       The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example Class A B C R and Y Prospectus Invesco Conservative Allocation Fund (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	660	892	1,143	1,860
Class B	692	894	1,221	2,016
Class C	292	594	1,021	2,212
Class R	142	440	761	1,669
Class Y	91	284	493	1,096

You would pay the following expenses if you did not redeem your shares:
Expense Example, No Redemption Class A B C R and Y Prospectus Invesco Conservative Allocation Fund (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	660	892	1,143	1,860
Class B	192	594	1,021	2,016
Class C	192	594	1,021	2,212
Class R	142	440	761	1,669
Class Y	91	284	493	1,096

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares Capital) or other unaffiliated advisers (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they are both indirect wholly-owned subsidiaries of Invesco Ltd. The Fund's target allocation is to invest approximately 27%-37% of its total assets in underlying funds that invest primarily in equity securities (equity funds), approximately 50%-60% of its total assets in underlying funds that invest primarily in fixed-income securities (fixed-income funds) and approximately 10%-15% of its total assets in alternative asset classes and investment strategies which may include commodities.

       Approximately 15%-20% of the assets that are invested will be allocated to underlying funds that invest primarily in foreign securities. Approximately 3%-5% of the assets that are invested in alternative asset classes will be allocated to underlying funds that invest primarily in commodities.

       The Fund may also invest up to 20% of its total assets in affiliated or unaffiliated exchange-traded funds.

       The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

       Based on the portfolio managers' research, the strategic allocations of the portfolios are broadly diversified to gain exposure to areas of the market that the portfolio managers believe may perform well over a full market cycle, including periods of adverse economic environments such as recessions and inflationary growth. The portfolio managers gain exposure to the desired asset class by selecting the most representative funds. The Adviser rebalances the Fund's investments in the underlying funds on a quarterly basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.

In attempting to meet their investment objectives, certain underlying funds engage in active and frequent trading of portfolio securities.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

       Active Trading Risk. Certain underlying funds engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

       Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying fund's income and distributions to shareholders.

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

       Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

       Commodity Risk. Invesco Balanced-Risk Allocation Fund's, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

      Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

      Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

       Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

       Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

       Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

       Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

       Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the underlying fund may decline below the price of the mortgage-related securities sold by the underlying fund that it is obligated to repurchase.

       Exchange-Traded Funds Risk. An investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund's shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund's shares; (3) the listing exchange halting trading of the exchange-traded fund's shares; (4) failure of the exchange-traded fund's shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

       Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Foreign Securities Risk. An underlying fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

       Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

       High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

      Indexing Risk. Unlike many investment companies, certain underlying exchange-traded funds do not utilize an investing strategy that seeks returns in excess of their benchmark indices. Such underlying exchange-traded funds would not necessarily buy or sell a security due to its general underperformance, unless that security is added to or removed from the applicable benchmark index.

       Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund's use of derivatives that provide leveraged exposure to government bonds.

      Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

       Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds.

       Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

       Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

       Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Market Trading Risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.

       Mortgage- and Asset-Backed Securities Risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing an underlying fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

       Non-Correlation Risk. An underlying fund's return may not match the return of the underlying index of certain underlying exchange-traded funds for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the underlying index of certain exchange-traded funds, and incurs costs in buying and selling securities, especially when rebalancing an underlying fund's securities holdings to reflect changes in the composition of the underlying index of certain underlying exchange-traded funds. In addition, the performance of an underlying fund and the underlying index of certain underlying exchange-traded funds may vary due to asset valuation differences and differences between an underlying fund's portfolio and the underlying index of certain underlying exchange-traded funds resulting from legal restrictions, cost or liquidity constraints.

       Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

       Reinvestment Risk. Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

       Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund's prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

       Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

       U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended March 28, 2013): 2.62% Best Quarter (ended September 30, 2009): 9.29% Worst Quarter (ended December 31, 2008): -10.17%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class A B C R and Y Prospectus Invesco Conservative Allocation Fund		1 Year	5 Years	Since Inception	Inception Date
Class A shares:		5.15%	1.98%	4.04%	Apr 29, 2005
Class A shares: Return After Taxes on Distributions		4.04%	0.70%	2.84%	Apr 29, 2005
Class A shares: Return After Taxes on Distributions and Sale of Fund Shares		3.47%	0.94%	2.80%	Apr 29, 2005
Class B shares:		5.33%	2.03%	4.03%	Apr 29, 2005
Class C shares:		9.31%	2.39%	4.05%	Apr 29, 2005
Class R shares:		10.92%	2.89%	4.55%	Apr 29, 2005
Class Y shares:	[1]	11.46%	3.30%	4.92%	Oct 3, 2008
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	4.96%	Apr 30, 2005
Custom Conservative Allocation Index (reflects no deduction for fees, expenses or taxes)		8.02%	4.91%	5.56%	Apr 30, 2005
Lipper Mixed-Asset Target Allocation Conservative Funds Index		8.92%	4.32%	5.45%	Apr 30, 2005
[1]	Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class A B C R and Y Prospectus | Invesco Conservative Allocation Fund
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summary
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is total return consistent with a lower level of risk relative to the broad stock market.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	9.00%
Expense Breakpoint Discounts [Text]	rr_ExpenseBreakpointDiscounts	You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Expense Breakpoint, Minimum Investment Required [Amount]	rr_ExpenseBreakpointMinimumInvestmentRequiredAmount	50,000
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

       The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example, No Redemption Narrative [Text Block]	rr_ExpenseExampleNoRedemptionNarrativeTextBlock	You would pay the following expenses if you did not redeem your shares:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares Capital) or other unaffiliated advisers (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they are both indirect wholly-owned subsidiaries of Invesco Ltd. The Fund's target allocation is to invest approximately 27%-37% of its total assets in underlying funds that invest primarily in equity securities (equity funds), approximately 50%-60% of its total assets in underlying funds that invest primarily in fixed-income securities (fixed-income funds) and approximately 10%-15% of its total assets in alternative asset classes and investment strategies which may include commodities.

       Approximately 15%-20% of the assets that are invested will be allocated to underlying funds that invest primarily in foreign securities. Approximately 3%-5% of the assets that are invested in alternative asset classes will be allocated to underlying funds that invest primarily in commodities.

       The Fund may also invest up to 20% of its total assets in affiliated or unaffiliated exchange-traded funds.

       The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

       Based on the portfolio managers' research, the strategic allocations of the portfolios are broadly diversified to gain exposure to areas of the market that the portfolio managers believe may perform well over a full market cycle, including periods of adverse economic environments such as recessions and inflationary growth. The portfolio managers gain exposure to the desired asset class by selecting the most representative funds. The Adviser rebalances the Fund's investments in the underlying funds on a quarterly basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.

		In attempting to meet their investment objectives, certain underlying funds engage in active and frequent trading of portfolio securities.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

       Active Trading Risk. Certain underlying funds engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

       Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying fund's income and distributions to shareholders.

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

       Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

       Commodity Risk. Invesco Balanced-Risk Allocation Fund's, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

      Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

      Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

       Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

       Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

       Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

       Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

       Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the underlying fund may decline below the price of the mortgage-related securities sold by the underlying fund that it is obligated to repurchase.

       Exchange-Traded Funds Risk. An investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund's shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund's shares; (3) the listing exchange halting trading of the exchange-traded fund's shares; (4) failure of the exchange-traded fund's shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

       Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Foreign Securities Risk. An underlying fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

       Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

       High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

      Indexing Risk. Unlike many investment companies, certain underlying exchange-traded funds do not utilize an investing strategy that seeks returns in excess of their benchmark indices. Such underlying exchange-traded funds would not necessarily buy or sell a security due to its general underperformance, unless that security is added to or removed from the applicable benchmark index.

       Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund's use of derivatives that provide leveraged exposure to government bonds.

      Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

       Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds.

       Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

       Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

       Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Market Trading Risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.

       Mortgage- and Asset-Backed Securities Risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing an underlying fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

       Non-Correlation Risk. An underlying fund's return may not match the return of the underlying index of certain underlying exchange-traded funds for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the underlying index of certain exchange-traded funds, and incurs costs in buying and selling securities, especially when rebalancing an underlying fund's securities holdings to reflect changes in the composition of the underlying index of certain underlying exchange-traded funds. In addition, the performance of an underlying fund and the underlying index of certain underlying exchange-traded funds may vary due to asset valuation differences and differences between an underlying fund's portfolio and the underlying index of certain underlying exchange-traded funds resulting from legal restrictions, cost or liquidity constraints.

       Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

       Reinvestment Risk. Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

       Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund's prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

       Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

       U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

		Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Narrative [Text Block]	rr_BarChartNarrativeTextBlock	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Does Not Reflect Sales Loads [Text]	rr_BarChartDoesNotReflectSalesLoads	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class A shares year-to-date (ended March 28, 2013): 2.62% Best Quarter (ended September 30, 2009): 9.29% Worst Quarter (ended December 31, 2008): -10.17%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Class A B C R and Y Prospectus | Invesco Conservative Allocation Fund | Class A
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.25%
Other Expenses	rr_OtherExpensesOverAssets	0.24%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.65%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.14%
1 Year	rr_ExpenseExampleYear01	660
3 Years	rr_ExpenseExampleYear03	892
5 Years	rr_ExpenseExampleYear05	1,143
10 Years	rr_ExpenseExampleYear10	1,860
1 Year	rr_ExpenseExampleNoRedemptionYear01	660
3 Years	rr_ExpenseExampleNoRedemptionYear03	892
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,143
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,860
2006	rr_AnnualReturn2006	8.13%
2007	rr_AnnualReturn2007	6.23%
2008	rr_AnnualReturn2008	(21.20%)
2009	rr_AnnualReturn2009	17.28%
2010	rr_AnnualReturn2010	9.33%
2011	rr_AnnualReturn2011	3.77%
2012	rr_AnnualReturn2012	11.28%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class A shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	2.62%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Sep 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	9.29%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(10.17%)
1 Year	rr_AverageAnnualReturnYear01	5.15%
5 Years	rr_AverageAnnualReturnYear05	1.98%
Since Inception	rr_AverageAnnualReturnSinceInception	4.04%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 29, 2005
Class A B C R and Y Prospectus | Invesco Conservative Allocation Fund | Class B
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	5.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.24%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.65%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.89%
1 Year	rr_ExpenseExampleYear01	692
3 Years	rr_ExpenseExampleYear03	894
5 Years	rr_ExpenseExampleYear05	1,221
10 Years	rr_ExpenseExampleYear10	2,016
1 Year	rr_ExpenseExampleNoRedemptionYear01	192
3 Years	rr_ExpenseExampleNoRedemptionYear03	594
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,021
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,016
1 Year	rr_AverageAnnualReturnYear01	5.33%
5 Years	rr_AverageAnnualReturnYear05	2.03%
Since Inception	rr_AverageAnnualReturnSinceInception	4.03%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 29, 2005
Class A B C R and Y Prospectus | Invesco Conservative Allocation Fund | Class C
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	1.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.24%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.65%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.89%
1 Year	rr_ExpenseExampleYear01	292
3 Years	rr_ExpenseExampleYear03	594
5 Years	rr_ExpenseExampleYear05	1,021
10 Years	rr_ExpenseExampleYear10	2,212
1 Year	rr_ExpenseExampleNoRedemptionYear01	192
3 Years	rr_ExpenseExampleNoRedemptionYear03	594
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,021
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,212
1 Year	rr_AverageAnnualReturnYear01	9.31%
5 Years	rr_AverageAnnualReturnYear05	2.39%
Since Inception	rr_AverageAnnualReturnSinceInception	4.05%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 29, 2005
Class A B C R and Y Prospectus | Invesco Conservative Allocation Fund | Class R
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.50%
Other Expenses	rr_OtherExpensesOverAssets	0.24%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.65%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.39%
1 Year	rr_ExpenseExampleYear01	142
3 Years	rr_ExpenseExampleYear03	440
5 Years	rr_ExpenseExampleYear05	761
10 Years	rr_ExpenseExampleYear10	1,669
1 Year	rr_ExpenseExampleNoRedemptionYear01	142
3 Years	rr_ExpenseExampleNoRedemptionYear03	440
5 Years	rr_ExpenseExampleNoRedemptionYear05	761
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,669
1 Year	rr_AverageAnnualReturnYear01	10.92%
5 Years	rr_AverageAnnualReturnYear05	2.89%
Since Inception	rr_AverageAnnualReturnSinceInception	4.55%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 29, 2005
Class A B C R and Y Prospectus | Invesco Conservative Allocation Fund | Class Y
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.24%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.65%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	0.89%
1 Year	rr_ExpenseExampleYear01	91
3 Years	rr_ExpenseExampleYear03	284
5 Years	rr_ExpenseExampleYear05	493
10 Years	rr_ExpenseExampleYear10	1,096
1 Year	rr_ExpenseExampleNoRedemptionYear01	91
3 Years	rr_ExpenseExampleNoRedemptionYear03	284
5 Years	rr_ExpenseExampleNoRedemptionYear05	493
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,096
1 Year	rr_AverageAnnualReturnYear01	11.46%	[1]
5 Years	rr_AverageAnnualReturnYear05	3.30%	[1]
Since Inception	rr_AverageAnnualReturnSinceInception	4.92%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 3, 2008	[1]
Class A B C R and Y Prospectus | Invesco Conservative Allocation Fund | Return After Taxes on Distributions | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	4.04%
5 Years	rr_AverageAnnualReturnYear05	0.70%
Since Inception	rr_AverageAnnualReturnSinceInception	2.84%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 29, 2005
Class A B C R and Y Prospectus | Invesco Conservative Allocation Fund | Return After Taxes on Distributions and Sale of Fund Shares | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	3.47%
5 Years	rr_AverageAnnualReturnYear05	0.94%
Since Inception	rr_AverageAnnualReturnSinceInception	2.80%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 29, 2005
Class A B C R and Y Prospectus | Invesco Conservative Allocation Fund | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
Since Inception	rr_AverageAnnualReturnSinceInception	4.96%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2005
Class A B C R and Y Prospectus | Invesco Conservative Allocation Fund | Custom Conservative Allocation Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	8.02%
5 Years	rr_AverageAnnualReturnYear05	4.91%
Since Inception	rr_AverageAnnualReturnSinceInception	5.56%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2005
Class A B C R and Y Prospectus | Invesco Conservative Allocation Fund | Lipper Mixed-Asset Target Allocation Conservative Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	8.92%
5 Years	rr_AverageAnnualReturnYear05	4.32%
Since Inception	rr_AverageAnnualReturnSinceInception	5.45%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2005

[1]	Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

Class A B C R and Y Prospectus | INVESCO Global Quantitative Core Fund
Fund Summary
Investment Objective(s)
The Fund's investment objective is long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class A B C R and Y Prospectus INVESCO Global Quantitative Core Fund	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	none	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	5.00%	1.00%	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class A B C R and Y Prospectus INVESCO Global Quantitative Core Fund	Class A	Class B	Class C	Class R	Class Y
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	none
Other Expenses	0.58%	0.58%	0.58%	0.58%	0.58%
Total Annual Fund Operating Expenses	1.63%	2.38%	2.38%	1.88%	1.38%

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example Class A B C R and Y Prospectus INVESCO Global Quantitative Core Fund (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	707	1,036	1,388	2,376
Class B	741	1,042	1,470	2,530
Class C	341	742	1,270	2,716
Class R	191	591	1,016	2,201
Class Y	140	437	755	1,657

You would pay the following expenses if you did not redeem your shares:
Expense Example, No Redemption Class A B C R and Y Prospectus INVESCO Global Quantitative Core Fund (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	707	1,036	1,388	2,376
Class B	241	742	1,270	2,530
Class C	241	742	1,270	2,716
Class R	191	591	1,016	2,201
Class Y	140	437	755	1,657

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 72% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests primarily in equity securities and depositary receipts of domestic and foreign issuers. The principal types of equity securities in which the Fund invests are common and preferred stocks.

       The Fund invests, under normal circumstances, in securities of issuers located in at least three different countries, including the U.S. The Fund may also invest up to 20% of its net assets in securities of issuers located in emerging markets countries, i.e., those that are in the initial stages of their industrial cycles.

      The Fund invests primarily in the securities of large-capitalization issuers.

       The Fund can invest in derivative instruments including futures contracts.

       The Fund can use futures contracts, including index futures, to gain exposure to the broad market in connection with managing cash balances or to hedge against downside risk.

       The Fund uses the MSCI World Index as a guide in structuring the portfolio and selecting its investments, but will invest in both benchmark and non-benchmark securities. The Fund seeks to outperform the MSCI World Index by quantitatively evaluating fundamental and behavioral factors to forecast individual security returns and will apply proprietary risk and transaction cost models to forecast individual security risk and transaction costs. The portfolio managers incorporate these individual security forecasts to construct the optimal portfolio holdings and further manage risks.

       The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low deviation between the return of the MSCI World Index and the return of the portfolio.

      The portfolio managers will attempt to overweight securities with attractive characteristics identified in the evaluation process and underweight securities with unattractive characteristics. The security and portfolio evaluation process is repeated periodically.

The portfolio managers will consider selling or reducing a security position (i) if the forecasted return of a security becomes less attractive relative to industry peers or (ii) if a particular security's risk profile changes.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

       Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

       Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

       Foreign Securities Risk. The Fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

       Geographic Focus Risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

      Investing in the European Union Risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union's enlargement to the south and east, and resolution of the European Union's problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state's market to cause a similar effect on other member states' markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

      Management Risk. The investment techniques and risk analysis used by the Fund's portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund's securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended March 28, 2013): 10.37% Best Quarter (ended June 30, 2009): 19.86% Worst Quarter (ended December 31, 2008): -24.19%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class A B C R and Y Prospectus INVESCO Global Quantitative Core Fund		1 Year	5 Years	10 Years	Inception Date
Class A shares:		7.07%	(3.44%)	6.75%	Sep 15, 1997
Class A shares: Return After Taxes on Distributions		6.70%	(3.87%)	5.60%	Sep 15, 1997
Class A shares: Return After Taxes on Distributions and Sale of Fund Shares		5.09%	(2.99%)	5.63%	Sep 15, 1997
Class B shares:		7.53%	(3.41%)	6.78%	Sep 15, 1997
Class C shares:		11.44%	(3.07%)	6.61%	Jan 2, 1998
Class R shares:	[1]	13.01%	(2.58%)	7.12%	Oct 31, 2005
Class Y shares:	[2]	13.55%	(2.15%)	7.46%	Oct 3, 2008
MSCI World Index���(reflects no deduction for fees, expenses or taxes)		15.83%	(1.18%)	7.51%
Lipper Global Multi-Cap Core Funds Index		16.19%	0.87%	8.37%
[1]	Class R shares' performance shown prior to the inception date is that of Class A shares restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.
[2]	Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class A B C R and Y Prospectus | INVESCO Global Quantitative Core Fund
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summary
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is long-term growth of capital.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 72% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	72.00%
Expense Breakpoint Discounts [Text]	rr_ExpenseBreakpointDiscounts	You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Expense Breakpoint, Minimum Investment Required [Amount]	rr_ExpenseBreakpointMinimumInvestmentRequiredAmount	50,000
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example, No Redemption Narrative [Text Block]	rr_ExpenseExampleNoRedemptionNarrativeTextBlock	You would pay the following expenses if you did not redeem your shares:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund invests primarily in equity securities and depositary receipts of domestic and foreign issuers. The principal types of equity securities in which the Fund invests are common and preferred stocks.

       The Fund invests, under normal circumstances, in securities of issuers located in at least three different countries, including the U.S. The Fund may also invest up to 20% of its net assets in securities of issuers located in emerging markets countries, i.e., those that are in the initial stages of their industrial cycles.

      The Fund invests primarily in the securities of large-capitalization issuers.

       The Fund can invest in derivative instruments including futures contracts.

       The Fund can use futures contracts, including index futures, to gain exposure to the broad market in connection with managing cash balances or to hedge against downside risk.

       The Fund uses the MSCI World Index as a guide in structuring the portfolio and selecting its investments, but will invest in both benchmark and non-benchmark securities. The Fund seeks to outperform the MSCI World Index by quantitatively evaluating fundamental and behavioral factors to forecast individual security returns and will apply proprietary risk and transaction cost models to forecast individual security risk and transaction costs. The portfolio managers incorporate these individual security forecasts to construct the optimal portfolio holdings and further manage risks.

       The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low deviation between the return of the MSCI World Index and the return of the portfolio.

      The portfolio managers will attempt to overweight securities with attractive characteristics identified in the evaluation process and underweight securities with unattractive characteristics. The security and portfolio evaluation process is repeated periodically.

		The portfolio managers will consider selling or reducing a security position (i) if the forecasted return of a security becomes less attractive relative to industry peers or (ii) if a particular security's risk profile changes.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

       Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

       Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

       Foreign Securities Risk. The Fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

       Geographic Focus Risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

      Investing in the European Union Risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union's enlargement to the south and east, and resolution of the European Union's problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state's market to cause a similar effect on other member states' markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

      Management Risk. The investment techniques and risk analysis used by the Fund's portfolio managers may not produce the desired results.

		Market Risk. The prices of and the income generated by the Fund's securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Narrative [Text Block]	rr_BarChartNarrativeTextBlock	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Does Not Reflect Sales Loads [Text]	rr_BarChartDoesNotReflectSalesLoads	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class A shares year-to-date (ended March 28, 2013): 10.37% Best Quarter (ended June 30, 2009): 19.86% Worst Quarter (ended December 31, 2008): -24.19%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Class A B C R and Y Prospectus | INVESCO Global Quantitative Core Fund | Class A
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	0.80%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.25%
Other Expenses	rr_OtherExpensesOverAssets	0.58%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.63%
1 Year	rr_ExpenseExampleYear01	707
3 Years	rr_ExpenseExampleYear03	1,036
5 Years	rr_ExpenseExampleYear05	1,388
10 Years	rr_ExpenseExampleYear10	2,376
1 Year	rr_ExpenseExampleNoRedemptionYear01	707
3 Years	rr_ExpenseExampleNoRedemptionYear03	1,036
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,388
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,376
2003	rr_AnnualReturn2003	37.51%
2004	rr_AnnualReturn2004	21.64%
2005	rr_AnnualReturn2005	9.43%
2006	rr_AnnualReturn2006	18.88%
2007	rr_AnnualReturn2007	5.19%
2008	rr_AnnualReturn2008	(43.90%)
2009	rr_AnnualReturn2009	27.47%
2010	rr_AnnualReturn2010	13.00%
2011	rr_AnnualReturn2011	(2.98%)
2012	rr_AnnualReturn2012	13.32%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class A shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	10.37%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	19.86%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(24.19%)
1 Year	rr_AverageAnnualReturnYear01	7.07%
5 Years	rr_AverageAnnualReturnYear05	(3.44%)
10 Years	rr_AverageAnnualReturnYear10	6.75%
Inception Date	rr_AverageAnnualReturnInceptionDate	Sep 15, 1997
Class A B C R and Y Prospectus | INVESCO Global Quantitative Core Fund | Class B
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	5.00%
Management Fees	rr_ManagementFeesOverAssets	0.80%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.58%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.38%
1 Year	rr_ExpenseExampleYear01	741
3 Years	rr_ExpenseExampleYear03	1,042
5 Years	rr_ExpenseExampleYear05	1,470
10 Years	rr_ExpenseExampleYear10	2,530
1 Year	rr_ExpenseExampleNoRedemptionYear01	241
3 Years	rr_ExpenseExampleNoRedemptionYear03	742
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,270
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,530
1 Year	rr_AverageAnnualReturnYear01	7.53%
5 Years	rr_AverageAnnualReturnYear05	(3.41%)
10 Years	rr_AverageAnnualReturnYear10	6.78%
Inception Date	rr_AverageAnnualReturnInceptionDate	Sep 15, 1997
Class A B C R and Y Prospectus | INVESCO Global Quantitative Core Fund | Class C
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	1.00%
Management Fees	rr_ManagementFeesOverAssets	0.80%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.58%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.38%
1 Year	rr_ExpenseExampleYear01	341
3 Years	rr_ExpenseExampleYear03	742
5 Years	rr_ExpenseExampleYear05	1,270
10 Years	rr_ExpenseExampleYear10	2,716
1 Year	rr_ExpenseExampleNoRedemptionYear01	241
3 Years	rr_ExpenseExampleNoRedemptionYear03	742
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,270
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,716
1 Year	rr_AverageAnnualReturnYear01	11.44%
5 Years	rr_AverageAnnualReturnYear05	(3.07%)
10 Years	rr_AverageAnnualReturnYear10	6.61%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 2, 1998
Class A B C R and Y Prospectus | INVESCO Global Quantitative Core Fund | Class R
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	0.80%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.50%
Other Expenses	rr_OtherExpensesOverAssets	0.58%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.88%
1 Year	rr_ExpenseExampleYear01	191
3 Years	rr_ExpenseExampleYear03	591
5 Years	rr_ExpenseExampleYear05	1,016
10 Years	rr_ExpenseExampleYear10	2,201
1 Year	rr_ExpenseExampleNoRedemptionYear01	191
3 Years	rr_ExpenseExampleNoRedemptionYear03	591
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,016
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,201
1 Year	rr_AverageAnnualReturnYear01	13.01%	[1]
5 Years	rr_AverageAnnualReturnYear05	(2.58%)	[1]
10 Years	rr_AverageAnnualReturnYear10	7.12%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 31, 2005	[1]
Class A B C R and Y Prospectus | INVESCO Global Quantitative Core Fund | Class Y
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	0.80%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.58%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.38%
1 Year	rr_ExpenseExampleYear01	140
3 Years	rr_ExpenseExampleYear03	437
5 Years	rr_ExpenseExampleYear05	755
10 Years	rr_ExpenseExampleYear10	1,657
1 Year	rr_ExpenseExampleNoRedemptionYear01	140
3 Years	rr_ExpenseExampleNoRedemptionYear03	437
5 Years	rr_ExpenseExampleNoRedemptionYear05	755
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,657
1 Year	rr_AverageAnnualReturnYear01	13.55%	[2]
5 Years	rr_AverageAnnualReturnYear05	(2.15%)	[2]
10 Years	rr_AverageAnnualReturnYear10	7.46%	[2]
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 3, 2008	[2]
Class A B C R and Y Prospectus | INVESCO Global Quantitative Core Fund | Return After Taxes on Distributions | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	6.70%
5 Years	rr_AverageAnnualReturnYear05	(3.87%)
10 Years	rr_AverageAnnualReturnYear10	5.60%
Inception Date	rr_AverageAnnualReturnInceptionDate	Sep 15, 1997
Class A B C R and Y Prospectus | INVESCO Global Quantitative Core Fund | Return After Taxes on Distributions and Sale of Fund Shares | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	5.09%
5 Years	rr_AverageAnnualReturnYear05	(2.99%)
10 Years	rr_AverageAnnualReturnYear10	5.63%
Inception Date	rr_AverageAnnualReturnInceptionDate	Sep 15, 1997
Class A B C R and Y Prospectus | INVESCO Global Quantitative Core Fund | MSCI World Index���(reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	15.83%
5 Years	rr_AverageAnnualReturnYear05	(1.18%)
10 Years	rr_AverageAnnualReturnYear10	7.51%
Class A B C R and Y Prospectus | INVESCO Global Quantitative Core Fund | Lipper Global Multi-Cap Core Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.19%
5 Years	rr_AverageAnnualReturnYear05	0.87%
10 Years	rr_AverageAnnualReturnYear10	8.37%

[1]	Class R shares' performance shown prior to the inception date is that of Class A shares restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.
[2]	Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

Class A B C R and Y Prospectus | INVESCO Growth Allocation Fund
Fund Summary
Investment Objective(s)
The Fund's investment objective is long-term growth of capital consistent with a higher level of risk relative to the broad stock market.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class A B C R and Y Prospectus INVESCO Growth Allocation Fund	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	none	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	5.00%	1.00%	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class A B C R and Y Prospectus INVESCO Growth Allocation Fund	Class A	Class B	Class C	Class R	Class Y
Management Fees	none	none	none	none	none
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	none
Other Expenses	0.30%	0.30%	0.30%	0.30%	0.30%
Acquired Fund Fees and Expenses	0.77%	0.77%	0.77%	0.77%	0.77%
Total Annual Fund Operating Expenses	1.32%	2.07%	2.07%	1.57%	1.07%

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example Class A B C R and Y Prospectus INVESCO Growth Allocation Fund (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	677	945	1,234	2,053
Class B	710	949	1,314	2,208
Class C	310	649	1,114	2,400
Class R	160	496	855	1,867
Class Y	109	340	590	1,306

You would pay the following expenses if you did not redeem your shares:
Expense Example, No Redemption Class A B C R and Y Prospectus INVESCO Growth Allocation Fund (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	677	945	1,234	2,053
Class B	210	649	1,114	2,208
Class C	210	649	1,114	2,400
Class R	160	496	855	1,867
Class Y	109	340	590	1,306

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares Capital) or other unaffiliated advisers (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they both are indirect wholly-owned subsidiaries of Invesco Ltd. The Fund's target allocation is to invest approximately 65%-75% of its total assets in underlying funds that invest primarily in equity securities (equity funds), approximately 5%-10% of its total assets in underlying funds that invest primarily in fixed-income securities (fixed-income funds) and approximately 20%-25% of its total assets in alternative asset classes and investment strategies which may include commodities.

       Approximately 25%-30% of the assets that are invested will be allocated to underlying funds that invest primarily in foreign securities. Approximately 5%-7% of the assets that are invested in alternative asset classes will be allocated to underlying funds that invest primarily in commodities.

       The Fund may also invest up to 20% of its total assets in affiliated or unaffiliated exchange-traded funds.

       The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

Based on the portfolio managers' research, the strategic allocations of the portfolios are broadly diversified to gain exposure to areas of the market that the portfolio managers believe may perform well over a full market cycle, including periods of adverse economic environments such as recessions and inflationary growth. The portfolio managers gain exposure to the desired asset class by selecting the most representative funds. The Adviser rebalances the Fund's investments in the underlying funds on a quarterly basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

       Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying fund's income and distributions to shareholders.

       CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

       Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

       Commodity Risk. Invesco Balanced-Risk Allocation Fund's, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

       Concentration Risk. To the extent an underlying fund invests a greater amount in any one sector or industry, an underlying fund's performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.

       Convertible Securities Risk. An underlying fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

       Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

       Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

       Credit Linked Notes Risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be "funded" such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

       Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

       Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

       Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

       Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

       Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

       Exchange-Traded Funds Risk. An investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund's shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund's shares; (3) the listing exchange halting trading of the exchange-traded fund's shares; (4) failure of the exchange-traded fund's shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

       Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

       Financial Institutions Risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution.

       Foreign Securities Risk. An underlying fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

       Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

       Geographic Focus Risk. From time to time an underlying fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If an underlying fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An underlying fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

       Growth Investing Risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

       High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

       Indexing Risk. Unlike many investment companies, certain underlying exchange-traded funds do not utilize an investing strategy that seeks returns in excess of their benchmark indices. Such underlying exchange-traded funds would not necessarily buy or sell a security due to its general underperformance, unless that security is added to or removed from the applicable benchmark index.

       Investing in the European Union Risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union's enlargement to the south and east, and resolution of the European Union's problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state's market to cause a similar effect on other member states' markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

       Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund's use of derivatives that provide leveraged exposure to government bonds.

       Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

       Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds.

       Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

       Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

       Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

       Market Trading Risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.

       Mortgage- and Asset-Backed Securities Risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing an underlying fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

       Non-Correlation Risk. The return of an underlying fund's preferred equity segment may not match the return of the Index for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Index. In addition, the performance of the preferred equity segment and the Index may vary due to asset valuation differences and differences between the preferred equity segment and the Index resulting from legal restrictions, costs or liquidity constraints.

       Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

       Preferred Securities Risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an underlying fund owns a security that is deferring or omitting its distributions, an underlying fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

       Reinvestment Risk. Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

       REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund's holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, an underlying fund may own real estate directly, which involves the following additional risks: environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes.

       Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

       Sovereign Debt Risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

       Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund's prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

       Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

       Tax Risk. If the U.S. Treasury Department were to exercise its authority to issue regulations that exclude from the definition of "qualifying income" foreign currency gains not directly related to an underlying fund's business of investing in securities, the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund's Board may authorize a significant change in investment strategy or fund liquidation.

       U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

       Value Investing Style Risk. Certain of the underlying funds emphasize a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended March 28, 2013): 5.59% Best Quarter (ended June 30, 2009): 19.44% Worst Quarter (ended December 31, 2008): -23.43%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class A B C R and Y Prospectus INVESCO Growth Allocation Fund		1 Year	5 Years	Since Inception	Inception Date
Class A shares:		8.42%	(1.18%)	4.61%	Apr 30, 2004
Class A shares: Return After Taxes on Distributions		7.77%	(1.78%)	4.02%	Apr 30, 2004
Class A shares: Return After Taxes on Distributions and Sale of Fund Shares		5.82%	(1.21%)	3.82%	Apr 30, 2004
Class B shares:		8.73%	(1.14%)	4.58%	Apr 30, 2004
Class C shares:		12.73%	(0.79%)	4.51%	Apr 30, 2004
Class R shares:		14.32%	(0.29%)	5.04%	Apr 30, 2004
Class Y shares:	[1]	14.88%	0.17%	5.42%	Oct 3, 2008
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	5.12%
Custom Growth Allocation Index (reflects no deduction for fees, expenses or taxes)		14.35%	0.45%	5.40%
Lipper Multi-Cap Core Funds Index		16.15%	1.53%	5.40%
[1]	Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class A B C R and Y Prospectus | INVESCO Growth Allocation Fund
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summary
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is long-term growth of capital consistent with a higher level of risk relative to the broad stock market.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	10.00%
Expense Breakpoint Discounts [Text]	rr_ExpenseBreakpointDiscounts	You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Expense Breakpoint, Minimum Investment Required [Amount]	rr_ExpenseBreakpointMinimumInvestmentRequiredAmount	50,000
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example, No Redemption Narrative [Text Block]	rr_ExpenseExampleNoRedemptionNarrativeTextBlock	You would pay the following expenses if you did not redeem your shares:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares Capital) or other unaffiliated advisers (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they both are indirect wholly-owned subsidiaries of Invesco Ltd. The Fund's target allocation is to invest approximately 65%-75% of its total assets in underlying funds that invest primarily in equity securities (equity funds), approximately 5%-10% of its total assets in underlying funds that invest primarily in fixed-income securities (fixed-income funds) and approximately 20%-25% of its total assets in alternative asset classes and investment strategies which may include commodities.

       Approximately 25%-30% of the assets that are invested will be allocated to underlying funds that invest primarily in foreign securities. Approximately 5%-7% of the assets that are invested in alternative asset classes will be allocated to underlying funds that invest primarily in commodities.

       The Fund may also invest up to 20% of its total assets in affiliated or unaffiliated exchange-traded funds.

       The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

		Based on the portfolio managers' research, the strategic allocations of the portfolios are broadly diversified to gain exposure to areas of the market that the portfolio managers believe may perform well over a full market cycle, including periods of adverse economic environments such as recessions and inflationary growth. The portfolio managers gain exposure to the desired asset class by selecting the most representative funds. The Adviser rebalances the Fund's investments in the underlying funds on a quarterly basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

       Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying fund's income and distributions to shareholders.

       CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

       Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

       Commodity Risk. Invesco Balanced-Risk Allocation Fund's, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

       Concentration Risk. To the extent an underlying fund invests a greater amount in any one sector or industry, an underlying fund's performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.

       Convertible Securities Risk. An underlying fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

       Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

       Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

       Credit Linked Notes Risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be "funded" such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

       Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

       Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

       Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

       Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

       Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

       Exchange-Traded Funds Risk. An investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund's shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund's shares; (3) the listing exchange halting trading of the exchange-traded fund's shares; (4) failure of the exchange-traded fund's shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

       Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

       Financial Institutions Risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution.

       Foreign Securities Risk. An underlying fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

       Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

       Geographic Focus Risk. From time to time an underlying fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If an underlying fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An underlying fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

       Growth Investing Risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

       High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

       Indexing Risk. Unlike many investment companies, certain underlying exchange-traded funds do not utilize an investing strategy that seeks returns in excess of their benchmark indices. Such underlying exchange-traded funds would not necessarily buy or sell a security due to its general underperformance, unless that security is added to or removed from the applicable benchmark index.

       Investing in the European Union Risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union's enlargement to the south and east, and resolution of the European Union's problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state's market to cause a similar effect on other member states' markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

       Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund's use of derivatives that provide leveraged exposure to government bonds.

       Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

       Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds.

       Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

       Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

       Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

       Market Trading Risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.

       Mortgage- and Asset-Backed Securities Risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing an underlying fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

       Non-Correlation Risk. The return of an underlying fund's preferred equity segment may not match the return of the Index for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Index. In addition, the performance of the preferred equity segment and the Index may vary due to asset valuation differences and differences between the preferred equity segment and the Index resulting from legal restrictions, costs or liquidity constraints.

       Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

       Preferred Securities Risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an underlying fund owns a security that is deferring or omitting its distributions, an underlying fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

       Reinvestment Risk. Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

       REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund's holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, an underlying fund may own real estate directly, which involves the following additional risks: environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes.

       Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

       Sovereign Debt Risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

       Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund's prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

       Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

       Tax Risk. If the U.S. Treasury Department were to exercise its authority to issue regulations that exclude from the definition of "qualifying income" foreign currency gains not directly related to an underlying fund's business of investing in securities, the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund's Board may authorize a significant change in investment strategy or fund liquidation.

       U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

       Value Investing Style Risk. Certain of the underlying funds emphasize a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

		Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Narrative [Text Block]	rr_BarChartNarrativeTextBlock	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Does Not Reflect Sales Loads [Text]	rr_BarChartDoesNotReflectSalesLoads	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class A shares year-to-date (ended March 28, 2013): 5.59% Best Quarter (ended June 30, 2009): 19.44% Worst Quarter (ended December 31, 2008): -23.43%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Class A B C R and Y Prospectus | INVESCO Growth Allocation Fund | Class A
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.25%
Other Expenses	rr_OtherExpensesOverAssets	0.30%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.77%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.32%
1 Year	rr_ExpenseExampleYear01	677
3 Years	rr_ExpenseExampleYear03	945
5 Years	rr_ExpenseExampleYear05	1,234
10 Years	rr_ExpenseExampleYear10	2,053
1 Year	rr_ExpenseExampleNoRedemptionYear01	677
3 Years	rr_ExpenseExampleNoRedemptionYear03	945
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,234
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,053
2005	rr_AnnualReturn2005	10.24%
2006	rr_AnnualReturn2006	16.63%
2007	rr_AnnualReturn2007	7.75%
2008	rr_AnnualReturn2008	(40.62%)
2009	rr_AnnualReturn2009	31.22%
2010	rr_AnnualReturn2010	12.91%
2011	rr_AnnualReturn2011	(1.13%)
2012	rr_AnnualReturn2012	14.68%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class A shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	5.59%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	19.44%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(23.43%)
1 Year	rr_AverageAnnualReturnYear01	8.42%
5 Years	rr_AverageAnnualReturnYear05	(1.18%)
Since Inception	rr_AverageAnnualReturnSinceInception	4.61%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2004
Class A B C R and Y Prospectus | INVESCO Growth Allocation Fund | Class B
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	5.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.30%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.77%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.07%
1 Year	rr_ExpenseExampleYear01	710
3 Years	rr_ExpenseExampleYear03	949
5 Years	rr_ExpenseExampleYear05	1,314
10 Years	rr_ExpenseExampleYear10	2,208
1 Year	rr_ExpenseExampleNoRedemptionYear01	210
3 Years	rr_ExpenseExampleNoRedemptionYear03	649
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,114
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,208
1 Year	rr_AverageAnnualReturnYear01	8.73%
5 Years	rr_AverageAnnualReturnYear05	(1.14%)
Since Inception	rr_AverageAnnualReturnSinceInception	4.58%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2004
Class A B C R and Y Prospectus | INVESCO Growth Allocation Fund | Class C
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	1.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.30%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.77%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.07%
1 Year	rr_ExpenseExampleYear01	310
3 Years	rr_ExpenseExampleYear03	649
5 Years	rr_ExpenseExampleYear05	1,114
10 Years	rr_ExpenseExampleYear10	2,400
1 Year	rr_ExpenseExampleNoRedemptionYear01	210
3 Years	rr_ExpenseExampleNoRedemptionYear03	649
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,114
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,400
1 Year	rr_AverageAnnualReturnYear01	12.73%
5 Years	rr_AverageAnnualReturnYear05	(0.79%)
Since Inception	rr_AverageAnnualReturnSinceInception	4.51%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2004
Class A B C R and Y Prospectus | INVESCO Growth Allocation Fund | Class R
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.50%
Other Expenses	rr_OtherExpensesOverAssets	0.30%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.77%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.57%
1 Year	rr_ExpenseExampleYear01	160
3 Years	rr_ExpenseExampleYear03	496
5 Years	rr_ExpenseExampleYear05	855
10 Years	rr_ExpenseExampleYear10	1,867
1 Year	rr_ExpenseExampleNoRedemptionYear01	160
3 Years	rr_ExpenseExampleNoRedemptionYear03	496
5 Years	rr_ExpenseExampleNoRedemptionYear05	855
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,867
1 Year	rr_AverageAnnualReturnYear01	14.32%
5 Years	rr_AverageAnnualReturnYear05	(0.29%)
Since Inception	rr_AverageAnnualReturnSinceInception	5.04%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2004
Class A B C R and Y Prospectus | INVESCO Growth Allocation Fund | Class Y
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.30%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.77%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.07%
1 Year	rr_ExpenseExampleYear01	109
3 Years	rr_ExpenseExampleYear03	340
5 Years	rr_ExpenseExampleYear05	590
10 Years	rr_ExpenseExampleYear10	1,306
1 Year	rr_ExpenseExampleNoRedemptionYear01	109
3 Years	rr_ExpenseExampleNoRedemptionYear03	340
5 Years	rr_ExpenseExampleNoRedemptionYear05	590
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,306
1 Year	rr_AverageAnnualReturnYear01	14.88%	[1]
5 Years	rr_AverageAnnualReturnYear05	0.17%	[1]
Since Inception	rr_AverageAnnualReturnSinceInception	5.42%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 3, 2008	[1]
Class A B C R and Y Prospectus | INVESCO Growth Allocation Fund | Return After Taxes on Distributions | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	7.77%
5 Years	rr_AverageAnnualReturnYear05	(1.78%)
Since Inception	rr_AverageAnnualReturnSinceInception	4.02%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2004
Class A B C R and Y Prospectus | INVESCO Growth Allocation Fund | Return After Taxes on Distributions and Sale of Fund Shares | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	5.82%
5 Years	rr_AverageAnnualReturnYear05	(1.21%)
Since Inception	rr_AverageAnnualReturnSinceInception	3.82%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2004
Class A B C R and Y Prospectus | INVESCO Growth Allocation Fund | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
Since Inception	rr_AverageAnnualReturnSinceInception	5.12%
Class A B C R and Y Prospectus | INVESCO Growth Allocation Fund | Custom Growth Allocation Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	14.35%
5 Years	rr_AverageAnnualReturnYear05	0.45%
Since Inception	rr_AverageAnnualReturnSinceInception	5.40%
Class A B C R and Y Prospectus | INVESCO Growth Allocation Fund | Lipper Multi-Cap Core Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.15%
5 Years	rr_AverageAnnualReturnYear05	1.53%
Since Inception	rr_AverageAnnualReturnSinceInception	5.40%

[1]	Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

Class A B C R and Y Prospectus | INVESCO Income Allocation Fund
Fund Summary
Investment Objective(s)
The Fund's investment objective is current income and,
secondarily, growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class A B C R and Y Prospectus INVESCO Income Allocation Fund	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	none	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	5.00%	1.00%	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class A B C R and Y Prospectus INVESCO Income Allocation Fund		Class A	Class B	Class C	Class R	Class Y
Management Fees		none	none	none	none	none
Distribution and/or Service (12b-1) Fees		0.25%	1.00%	1.00%	0.50%	none
Other Expenses		0.38%	0.38%	0.38%	0.38%	0.38%
Acquired Fund Fees and Expenses		0.63%	0.63%	0.63%	0.63%	0.63%
Total Annual Fund Operating Expenses		1.26%	2.01%	2.01%	1.51%	1.01%
Fee Waiver and/or Expense Reimbursement	[1]	0.38%	0.38%	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		0.88%	1.63%	1.63%	1.13%	0.63%
[1]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class B, Class C, Class R and Class Y shares to 0.25%, 1.00%, 1.00%, 0.50% and 0.00%, respectively, of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example Class A B C R and Y Prospectus INVESCO Income Allocation Fund (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	635	892	1,169	1,957
Class B	666	894	1,248	2,113
Class C	266	594	1,048	2,307
Class R	115	440	788	1,769
Class Y	64	284	521	1,202

You would pay the following expenses if you did not redeem your shares:
Expense Example, No Redemption Class A B C R and Y Prospectus INVESCO Income Allocation Fund (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	635	892	1,169	1,957
Class B	166	594	1,048	2,113
Class C	166	594	1,048	2,307
Class R	115	440	788	1,769
Class Y	64	284	521	1,202

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by PowerShares Capital Management LLC (PowerShares Capital) or other unaffiliated advisers (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they are each indirect wholly-owned subsidiaries of Invesco Ltd. The Fund invests its assets in a selection of underlying funds which invest primarily in international or domestic equities, fixed-income securities or real estate investment trusts. The Fund's target allocation is to invest 60%-70% of its total assets in underlying funds that invest primarily in fixed-income securities and 30%-40% of its total assets in underlying funds that invest primarily in equity securities, including real estate investment trusts.

       The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

       The Adviser rebalances the Fund's investments in the underlying funds on an annual basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.

In attempting to meet their investment objectives, certain underlying funds engage in active and frequent trading of portfolio securities.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

       Active Trading Risk. Certain underlying funds engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

       Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying fund's income and distributions to shareholders.

       Collateralized Loan Obligations Risk. In addition to the normal interest rate, default and other risk of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, an underlying fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

      Concentration Risk. To the extent an underlying fund invests a greater amount in any one sector or industry, an underlying fund's performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.

      Convertible Securities Risk. An underlying fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

      Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Linked Notes Risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be "funded" such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

      Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

      Debt Securities Risk. An underlying fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.

      Defaulted Securities Risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

      Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the underlying fund may decline below the price of the mortgage-related securities sold by the underlying fund that it is obligated to repurchase.

      Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund's shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund's shares; (3) the listing exchange halting trading of the exchange-traded fund's shares; (4) failure of the exchange-traded fund's shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Financial Institutions Risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution.

      Floating Rate Risk. Some of the underlying funds may invest in senior secured floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.

      Foreign Securities Risk. An underlying fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

      Income Risk. The income you receive from an underlying fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from an underlying fund may drop as well.

      Industry Focus Risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund's performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing, changes in government regulation and interest rates, and the overall economy.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

      Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

      Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Market Trading Risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.

      Mortgage- and Asset-Backed Securities Risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing an underlying fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

      Non-Correlation Risk. The return of an underlying fund's preferred equity segment may not match the return of the Index for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Index. In addition, the performance of the preferred equity segment and the Index may vary due to asset valuation differences and differences between the preferred equity segment and the Index resulting from legal restrictions, costs or liquidity constraints.

      Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

      Preferred Securities Risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an underlying fund owns a security that is deferring or omitting its distributions, an underlying fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

      Prepayment Risk. An issuer's ability to prepay principal on a loan or debt security prior to maturity can limit an underlying fund's potential gains. Prepayments may require the underlying fund to replace the loan or debt security with a lower yielding security, adversely affecting an underlying fund's yield.

      Reinvestment Risk. Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

      REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund's holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, an underlying fund may own real estate directly, which involves the following additional risks: environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes.

      Short Sales Risk. Short sales may cause an underlying fund to repurchase a security at a higher price, causing a loss. As there is no limit on how much the price of the security can increase, an underlying fund's exposure is unlimited.

      Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

      Sovereign Debt Risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

      Tax Risk. If the U.S. Treasury Department were to exercise its authority to issue regulations that exclude from the definition of "qualifying income" foreign currency gains not directly related to an underlying fund's business of investing in securities, the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund's Board may authorize a significant change in investment strategy or fund liquidation.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

Value Investing Style Risk. Certain of the underlying funds emphasize a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended March 28, 2013): 3.68% Best Quarter (ended June 30, 2009): 10.97% Worst Quarter (ended December 31, 2008): -11.18%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class A B C R and Y Prospectus INVESCO Income Allocation Fund		1 Year	5 Years	Since Inception	Inception Date
Class A shares:		5.68%	3.36%	4.73%	Oct 31, 2005
Class A shares: Return After Taxes on Distributions		4.57%	1.86%	3.19%	Oct 31, 2005
Class A shares: Return After Taxes on Distributions and Sale of Fund Shares		3.85%	2.02%	3.19%	Oct 31, 2005
Class B shares:		6.10%	3.41%	4.76%	Oct 31, 2005
Class C shares:		9.98%	3.75%	4.76%	Oct 31, 2005
Class R shares:		11.55%	4.25%	5.28%	Oct 31, 2005
Class Y shares:	[1]	12.12%	4.76%	5.71%	Oct 3, 2008
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	4.57%
Custom Income Allocation Index (reflects no deduction for fees, expenses or taxes)		9.77%	3.93%	6.21%
Lipper Mixed-Asset Target Allocation Conservative Funds Index		8.92%	4.32%	5.35%
[1]	Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class A B C R and Y Prospectus | INVESCO Income Allocation Fund
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summary
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is current income and,
Objective, Secondary [Text Block]	rr_ObjectiveSecondaryTextBlock	secondarily, growth of capital.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fee Waiver or Reimbursement over Assets, Date of Termination	rr_FeeWaiverOrReimbursementOverAssetsDateOfTermination	April 30, 2014
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	20.00%
Expense Breakpoint Discounts [Text]	rr_ExpenseBreakpointDiscounts	You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Expense Breakpoint, Minimum Investment Required [Amount]	rr_ExpenseBreakpointMinimumInvestmentRequiredAmount	50,000
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example, No Redemption Narrative [Text Block]	rr_ExpenseExampleNoRedemptionNarrativeTextBlock	You would pay the following expenses if you did not redeem your shares:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by PowerShares Capital Management LLC (PowerShares Capital) or other unaffiliated advisers (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they are each indirect wholly-owned subsidiaries of Invesco Ltd. The Fund invests its assets in a selection of underlying funds which invest primarily in international or domestic equities, fixed-income securities or real estate investment trusts. The Fund's target allocation is to invest 60%-70% of its total assets in underlying funds that invest primarily in fixed-income securities and 30%-40% of its total assets in underlying funds that invest primarily in equity securities, including real estate investment trusts.

       The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

       The Adviser rebalances the Fund's investments in the underlying funds on an annual basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.

		In attempting to meet their investment objectives, certain underlying funds engage in active and frequent trading of portfolio securities.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

       Active Trading Risk. Certain underlying funds engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

       Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying fund's income and distributions to shareholders.

       Collateralized Loan Obligations Risk. In addition to the normal interest rate, default and other risk of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, an underlying fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

      Concentration Risk. To the extent an underlying fund invests a greater amount in any one sector or industry, an underlying fund's performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.

      Convertible Securities Risk. An underlying fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

      Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Linked Notes Risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be "funded" such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

      Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

      Debt Securities Risk. An underlying fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.

      Defaulted Securities Risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

      Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the underlying fund may decline below the price of the mortgage-related securities sold by the underlying fund that it is obligated to repurchase.

      Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund's shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund's shares; (3) the listing exchange halting trading of the exchange-traded fund's shares; (4) failure of the exchange-traded fund's shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Financial Institutions Risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution.

      Floating Rate Risk. Some of the underlying funds may invest in senior secured floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.

      Foreign Securities Risk. An underlying fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

      Income Risk. The income you receive from an underlying fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from an underlying fund may drop as well.

      Industry Focus Risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund's performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing, changes in government regulation and interest rates, and the overall economy.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

      Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

      Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Market Trading Risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.

      Mortgage- and Asset-Backed Securities Risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing an underlying fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

      Non-Correlation Risk. The return of an underlying fund's preferred equity segment may not match the return of the Index for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Index. In addition, the performance of the preferred equity segment and the Index may vary due to asset valuation differences and differences between the preferred equity segment and the Index resulting from legal restrictions, costs or liquidity constraints.

      Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

      Preferred Securities Risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an underlying fund owns a security that is deferring or omitting its distributions, an underlying fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

      Prepayment Risk. An issuer's ability to prepay principal on a loan or debt security prior to maturity can limit an underlying fund's potential gains. Prepayments may require the underlying fund to replace the loan or debt security with a lower yielding security, adversely affecting an underlying fund's yield.

      Reinvestment Risk. Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

      REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund's holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, an underlying fund may own real estate directly, which involves the following additional risks: environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes.

      Short Sales Risk. Short sales may cause an underlying fund to repurchase a security at a higher price, causing a loss. As there is no limit on how much the price of the security can increase, an underlying fund's exposure is unlimited.

      Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

      Sovereign Debt Risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

      Tax Risk. If the U.S. Treasury Department were to exercise its authority to issue regulations that exclude from the definition of "qualifying income" foreign currency gains not directly related to an underlying fund's business of investing in securities, the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund's Board may authorize a significant change in investment strategy or fund liquidation.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

		Value Investing Style Risk. Certain of the underlying funds emphasize a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Narrative [Text Block]	rr_BarChartNarrativeTextBlock	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Does Not Reflect Sales Loads [Text]	rr_BarChartDoesNotReflectSalesLoads	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class A shares year-to-date (ended March 28, 2013): 3.68% Best Quarter (ended June 30, 2009): 10.97% Worst Quarter (ended December 31, 2008): -11.18%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Class A B C R and Y Prospectus | INVESCO Income Allocation Fund | Class A
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.25%
Other Expenses	rr_OtherExpensesOverAssets	0.38%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.63%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.26%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.38%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	0.88%
1 Year	rr_ExpenseExampleYear01	635
3 Years	rr_ExpenseExampleYear03	892
5 Years	rr_ExpenseExampleYear05	1,169
10 Years	rr_ExpenseExampleYear10	1,957
1 Year	rr_ExpenseExampleNoRedemptionYear01	635
3 Years	rr_ExpenseExampleNoRedemptionYear03	892
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,169
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,957
2006	rr_AnnualReturn2006	11.48%
2007	rr_AnnualReturn2007	3.40%
2008	rr_AnnualReturn2008	(18.88%)
2009	rr_AnnualReturn2009	20.80%
2010	rr_AnnualReturn2010	10.02%
2011	rr_AnnualReturn2011	3.54%
2012	rr_AnnualReturn2012	11.83%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class A shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	3.68%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	10.97%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(11.18%)
1 Year	rr_AverageAnnualReturnYear01	5.68%
5 Years	rr_AverageAnnualReturnYear05	3.36%
Since Inception	rr_AverageAnnualReturnSinceInception	4.73%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 31, 2005
Class A B C R and Y Prospectus | INVESCO Income Allocation Fund | Class B
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	5.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.38%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.63%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.01%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.38%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.63%
1 Year	rr_ExpenseExampleYear01	666
3 Years	rr_ExpenseExampleYear03	894
5 Years	rr_ExpenseExampleYear05	1,248
10 Years	rr_ExpenseExampleYear10	2,113
1 Year	rr_ExpenseExampleNoRedemptionYear01	166
3 Years	rr_ExpenseExampleNoRedemptionYear03	594
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,048
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,113
1 Year	rr_AverageAnnualReturnYear01	6.10%
5 Years	rr_AverageAnnualReturnYear05	3.41%
Since Inception	rr_AverageAnnualReturnSinceInception	4.76%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 31, 2005
Class A B C R and Y Prospectus | INVESCO Income Allocation Fund | Class C
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	1.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.38%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.63%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.01%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.38%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.63%
1 Year	rr_ExpenseExampleYear01	266
3 Years	rr_ExpenseExampleYear03	594
5 Years	rr_ExpenseExampleYear05	1,048
10 Years	rr_ExpenseExampleYear10	2,307
1 Year	rr_ExpenseExampleNoRedemptionYear01	166
3 Years	rr_ExpenseExampleNoRedemptionYear03	594
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,048
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,307
1 Year	rr_AverageAnnualReturnYear01	9.98%
5 Years	rr_AverageAnnualReturnYear05	3.75%
Since Inception	rr_AverageAnnualReturnSinceInception	4.76%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 31, 2005
Class A B C R and Y Prospectus | INVESCO Income Allocation Fund | Class R
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.50%
Other Expenses	rr_OtherExpensesOverAssets	0.38%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.63%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.51%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.38%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.13%
1 Year	rr_ExpenseExampleYear01	115
3 Years	rr_ExpenseExampleYear03	440
5 Years	rr_ExpenseExampleYear05	788
10 Years	rr_ExpenseExampleYear10	1,769
1 Year	rr_ExpenseExampleNoRedemptionYear01	115
3 Years	rr_ExpenseExampleNoRedemptionYear03	440
5 Years	rr_ExpenseExampleNoRedemptionYear05	788
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,769
1 Year	rr_AverageAnnualReturnYear01	11.55%
5 Years	rr_AverageAnnualReturnYear05	4.25%
Since Inception	rr_AverageAnnualReturnSinceInception	5.28%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 31, 2005
Class A B C R and Y Prospectus | INVESCO Income Allocation Fund | Class Y
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.38%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.63%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.01%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.38%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	0.63%
1 Year	rr_ExpenseExampleYear01	64
3 Years	rr_ExpenseExampleYear03	284
5 Years	rr_ExpenseExampleYear05	521
10 Years	rr_ExpenseExampleYear10	1,202
1 Year	rr_ExpenseExampleNoRedemptionYear01	64
3 Years	rr_ExpenseExampleNoRedemptionYear03	284
5 Years	rr_ExpenseExampleNoRedemptionYear05	521
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,202
1 Year	rr_AverageAnnualReturnYear01	12.12%	[2]
5 Years	rr_AverageAnnualReturnYear05	4.76%	[2]
Since Inception	rr_AverageAnnualReturnSinceInception	5.71%	[2]
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 3, 2008	[2]
Class A B C R and Y Prospectus | INVESCO Income Allocation Fund | Return After Taxes on Distributions | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	4.57%
5 Years	rr_AverageAnnualReturnYear05	1.86%
Since Inception	rr_AverageAnnualReturnSinceInception	3.19%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 31, 2005
Class A B C R and Y Prospectus | INVESCO Income Allocation Fund | Return After Taxes on Distributions and Sale of Fund Shares | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	3.85%
5 Years	rr_AverageAnnualReturnYear05	2.02%
Since Inception	rr_AverageAnnualReturnSinceInception	3.19%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 31, 2005
Class A B C R and Y Prospectus | INVESCO Income Allocation Fund | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
Since Inception	rr_AverageAnnualReturnSinceInception	4.57%
Class A B C R and Y Prospectus | INVESCO Income Allocation Fund | Custom Income Allocation Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	9.77%
5 Years	rr_AverageAnnualReturnYear05	3.93%
Since Inception	rr_AverageAnnualReturnSinceInception	6.21%
Class A B C R and Y Prospectus | INVESCO Income Allocation Fund | Lipper Mixed-Asset Target Allocation Conservative Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	8.92%
5 Years	rr_AverageAnnualReturnYear05	4.32%
Since Inception	rr_AverageAnnualReturnSinceInception	5.35%

[1]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class B, Class C, Class R and Class Y shares to 0.25%, 1.00%, 1.00%, 0.50% and 0.00%, respectively, of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.
[2]	Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

Class A B C R and Y Prospectus | INVESCO International Allocation Fund
Fund Summary
Investment Objective(s)
The Fund's investment objective is long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class A B C R and Y Prospectus INVESCO International Allocation Fund	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	none	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	5.00%	1.00%	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class A B C R and Y Prospectus INVESCO International Allocation Fund	Class A	Class B	Class C	Class R	Class Y
Management Fees	none	none	none	none	none
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	none
Other Expenses	0.43%	0.43%	0.43%	0.43%	0.43%
Acquired Fund Fees and Expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Total Annual Fund Operating Expenses	1.53%	2.28%	2.28%	1.78%	1.28%

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example Class A B C R and Y Prospectus INVESCO International Allocation Fund (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	697	1,007	1,338	2,273
Class B	731	1,012	1,420	2,427
Class C	331	712	1,220	2,615
Class R	181	560	964	2,095
Class Y	130	406	702	1,545

You would pay the following expenses if you did not redeem your shares:
Expense Example, No Redemption Class A B C R and Y Prospectus INVESCO International Allocation Fund (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	697	1,007	1,338	2,273
Class B	231	712	1,220	2,427
Class C	231	712	1,220	2,615
Class R	181	560	964	2,095
Class Y	130	406	702	1,545

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares Capital) (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they are both indirect wholly-owned subsidiaries of Invesco Ltd. The Fund invests its assets in a selection of underlying funds that invest primarily in global or international securities. The underlying funds may invest a portion of their assets in securities of domestic issuers. The Fund's target allocation is to invest 100% of its total assets in underlying funds that invest primarily in equity securities. A portion of the underlying fund's assets may be invested in fixed-income securities.

      The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

The Adviser rebalances the Fund's investments in the underlying funds on an annual basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

      Concentration Risk. To the extent an underlying fund invests a greater amount in any one sector or industry, an underlying fund's performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.

      Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

      Dividend Paying Security Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also changes in the dividend policies of the companies in the Underlying Index and the capital resources available for such companies' dividend payments may affect the Fund.

      Exchange-Traded Funds Risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund's shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund's shares; (3) the listing exchange halting trading of the exchange-traded fund's shares; (4) failure of the exchange-traded fund's shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Financial Services Sector Risk. The financial services sector is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial services sector depends on the availability and cost of money and may fluctuate significantly in response to changes in government regulation, interest rates and general economic conditions. Businesses in the financial sector often operate with substantial financial leverage.

      Foreign Securities Risk. An underlying fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      Geographic Focus Risk. From time to time an underlying fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If an underlying fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An underlying fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

      Growth Investing Risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

      Indexing Risk. Unlike many investment companies, certain underlying exchange-traded funds do not utilize an investing strategy that seeks returns in excess of their benchmark indices. Such underlying exchange-traded funds would not necessarily buy or sell a security due to its general underperformance, unless that security is added to or removed from the applicable benchmark index.

      Investing in the European Union Risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union's enlargement to the south and east, and resolution of the European Union's problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state's market to cause a similar effect on other member states' markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

      Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Market Trading Risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.

      Non-Correlation Risk. An underlying fund's return may not match the return of the underlying index of certain underlying exchange-traded funds for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the underlying index of certain exchange-traded funds, and incurs costs in buying and selling securities, especially when rebalancing an underlying fund's securities holdings to reflect changes in the composition of the underlying index of certain underlying exchange-traded funds. In addition, the performance of an underlying fund and the underlying index of certain underlying exchange-traded funds may vary due to asset valuation differences and differences between an underlying fund's portfolio and the underlying index of certain underlying exchange-traded funds resulting from legal restrictions, cost or liquidity constraints.

      Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended March 28, 2013): 3.12% Best Quarter (ended June 30, 2009): 26.07% Worst Quarter (ended December 31, 2008): -23.35%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class A B C R and Y Prospectus INVESCO International Allocation Fund		1 Year	5 Years	Since Inception	Inception Date
Class A shares:		7.35%	(3.19%)	3.48%	Oct 31, 2005
Class A shares: Return After Taxes on Distributions		6.78%	(3.88%)	2.75%	Oct 31, 2005
Class A shares: Return After Taxes on Distributions and Sale of Fund Shares		5.52%	(2.83%)	2.83%	Oct 31, 2005
Class B shares:		7.78%	(3.15%)	3.53%	Oct 31, 2005
Class C shares:		11.78%	(2.82%)	3.53%	Oct 31, 2005
Class R shares:		13.35%	(2.34%)	4.05%	Oct 31, 2005
Class Y shares:	[1]	13.90%	(1.88%)	4.47%	Oct 3, 2008
MSCI AC World Ex-US Index		16.83%	(2.89%)	4.61%
Lipper International Multi-Cap Core Funds Index		18.82%	(1.65%)	4.61%
[1]	Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class A B C R and Y Prospectus | INVESCO International Allocation Fund
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summary
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is long-term growth of capital.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	6.00%
Expense Breakpoint Discounts [Text]	rr_ExpenseBreakpointDiscounts	You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Expense Breakpoint, Minimum Investment Required [Amount]	rr_ExpenseBreakpointMinimumInvestmentRequiredAmount	50,000
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example, No Redemption Narrative [Text Block]	rr_ExpenseExampleNoRedemptionNarrativeTextBlock	You would pay the following expenses if you did not redeem your shares:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares Capital) (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they are both indirect wholly-owned subsidiaries of Invesco Ltd. The Fund invests its assets in a selection of underlying funds that invest primarily in global or international securities. The underlying funds may invest a portion of their assets in securities of domestic issuers. The Fund's target allocation is to invest 100% of its total assets in underlying funds that invest primarily in equity securities. A portion of the underlying fund's assets may be invested in fixed-income securities.

      The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

		The Adviser rebalances the Fund's investments in the underlying funds on an annual basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

      Concentration Risk. To the extent an underlying fund invests a greater amount in any one sector or industry, an underlying fund's performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.

      Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

      Dividend Paying Security Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also changes in the dividend policies of the companies in the Underlying Index and the capital resources available for such companies' dividend payments may affect the Fund.

      Exchange-Traded Funds Risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund's shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund's shares; (3) the listing exchange halting trading of the exchange-traded fund's shares; (4) failure of the exchange-traded fund's shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Financial Services Sector Risk. The financial services sector is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial services sector depends on the availability and cost of money and may fluctuate significantly in response to changes in government regulation, interest rates and general economic conditions. Businesses in the financial sector often operate with substantial financial leverage.

      Foreign Securities Risk. An underlying fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      Geographic Focus Risk. From time to time an underlying fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If an underlying fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An underlying fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

      Growth Investing Risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

      Indexing Risk. Unlike many investment companies, certain underlying exchange-traded funds do not utilize an investing strategy that seeks returns in excess of their benchmark indices. Such underlying exchange-traded funds would not necessarily buy or sell a security due to its general underperformance, unless that security is added to or removed from the applicable benchmark index.

      Investing in the European Union Risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union's enlargement to the south and east, and resolution of the European Union's problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state's market to cause a similar effect on other member states' markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

      Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Market Trading Risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.

      Non-Correlation Risk. An underlying fund's return may not match the return of the underlying index of certain underlying exchange-traded funds for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the underlying index of certain exchange-traded funds, and incurs costs in buying and selling securities, especially when rebalancing an underlying fund's securities holdings to reflect changes in the composition of the underlying index of certain underlying exchange-traded funds. In addition, the performance of an underlying fund and the underlying index of certain underlying exchange-traded funds may vary due to asset valuation differences and differences between an underlying fund's portfolio and the underlying index of certain underlying exchange-traded funds resulting from legal restrictions, cost or liquidity constraints.

      Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

		Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Narrative [Text Block]	rr_BarChartNarrativeTextBlock	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Does Not Reflect Sales Loads [Text]	rr_BarChartDoesNotReflectSalesLoads	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class A shares year-to-date (ended March 28, 2013): 3.12% Best Quarter (ended June 30, 2009): 26.07% Worst Quarter (ended December 31, 2008): -23.35%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Class A B C R and Y Prospectus | INVESCO International Allocation Fund | Class A
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.25%
Other Expenses	rr_OtherExpensesOverAssets	0.43%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.85%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.53%
1 Year	rr_ExpenseExampleYear01	697
3 Years	rr_ExpenseExampleYear03	1,007
5 Years	rr_ExpenseExampleYear05	1,338
10 Years	rr_ExpenseExampleYear10	2,273
1 Year	rr_ExpenseExampleNoRedemptionYear01	697
3 Years	rr_ExpenseExampleNoRedemptionYear03	1,007
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,338
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,273
2006	rr_AnnualReturn2006	26.42%
2007	rr_AnnualReturn2007	10.37%
2008	rr_AnnualReturn2008	(44.27%)
2009	rr_AnnualReturn2009	38.68%
2010	rr_AnnualReturn2010	12.04%
2011	rr_AnnualReturn2011	(8.57%)
2012	rr_AnnualReturn2012	13.62%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class A shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	3.12%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	26.07%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(23.35%)
1 Year	rr_AverageAnnualReturnYear01	7.35%
5 Years	rr_AverageAnnualReturnYear05	(3.19%)
Since Inception	rr_AverageAnnualReturnSinceInception	3.48%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 31, 2005
Class A B C R and Y Prospectus | INVESCO International Allocation Fund | Class B
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	5.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.43%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.85%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.28%
1 Year	rr_ExpenseExampleYear01	731
3 Years	rr_ExpenseExampleYear03	1,012
5 Years	rr_ExpenseExampleYear05	1,420
10 Years	rr_ExpenseExampleYear10	2,427
1 Year	rr_ExpenseExampleNoRedemptionYear01	231
3 Years	rr_ExpenseExampleNoRedemptionYear03	712
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,220
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,427
1 Year	rr_AverageAnnualReturnYear01	7.78%
5 Years	rr_AverageAnnualReturnYear05	(3.15%)
Since Inception	rr_AverageAnnualReturnSinceInception	3.53%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 31, 2005
Class A B C R and Y Prospectus | INVESCO International Allocation Fund | Class C
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	1.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.43%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.85%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.28%
1 Year	rr_ExpenseExampleYear01	331
3 Years	rr_ExpenseExampleYear03	712
5 Years	rr_ExpenseExampleYear05	1,220
10 Years	rr_ExpenseExampleYear10	2,615
1 Year	rr_ExpenseExampleNoRedemptionYear01	231
3 Years	rr_ExpenseExampleNoRedemptionYear03	712
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,220
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,615
1 Year	rr_AverageAnnualReturnYear01	11.78%
5 Years	rr_AverageAnnualReturnYear05	(2.82%)
Since Inception	rr_AverageAnnualReturnSinceInception	3.53%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 31, 2005
Class A B C R and Y Prospectus | INVESCO International Allocation Fund | Class R
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.50%
Other Expenses	rr_OtherExpensesOverAssets	0.43%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.85%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.78%
1 Year	rr_ExpenseExampleYear01	181
3 Years	rr_ExpenseExampleYear03	560
5 Years	rr_ExpenseExampleYear05	964
10 Years	rr_ExpenseExampleYear10	2,095
1 Year	rr_ExpenseExampleNoRedemptionYear01	181
3 Years	rr_ExpenseExampleNoRedemptionYear03	560
5 Years	rr_ExpenseExampleNoRedemptionYear05	964
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,095
1 Year	rr_AverageAnnualReturnYear01	13.35%
5 Years	rr_AverageAnnualReturnYear05	(2.34%)
Since Inception	rr_AverageAnnualReturnSinceInception	4.05%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 31, 2005
Class A B C R and Y Prospectus | INVESCO International Allocation Fund | Class Y
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.43%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.85%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.28%
1 Year	rr_ExpenseExampleYear01	130
3 Years	rr_ExpenseExampleYear03	406
5 Years	rr_ExpenseExampleYear05	702
10 Years	rr_ExpenseExampleYear10	1,545
1 Year	rr_ExpenseExampleNoRedemptionYear01	130
3 Years	rr_ExpenseExampleNoRedemptionYear03	406
5 Years	rr_ExpenseExampleNoRedemptionYear05	702
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,545
1 Year	rr_AverageAnnualReturnYear01	13.90%	[1]
5 Years	rr_AverageAnnualReturnYear05	(1.88%)	[1]
Since Inception	rr_AverageAnnualReturnSinceInception	4.47%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 3, 2008	[1]
Class A B C R and Y Prospectus | INVESCO International Allocation Fund | Return After Taxes on Distributions | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	6.78%
5 Years	rr_AverageAnnualReturnYear05	(3.88%)
Since Inception	rr_AverageAnnualReturnSinceInception	2.75%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 31, 2005
Class A B C R and Y Prospectus | INVESCO International Allocation Fund | Return After Taxes on Distributions and Sale of Fund Shares | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	5.52%
5 Years	rr_AverageAnnualReturnYear05	(2.83%)
Since Inception	rr_AverageAnnualReturnSinceInception	2.83%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 31, 2005
Class A B C R and Y Prospectus | INVESCO International Allocation Fund | MSCI AC World Ex-US Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.83%
5 Years	rr_AverageAnnualReturnYear05	(2.89%)
Since Inception	rr_AverageAnnualReturnSinceInception	4.61%
Class A B C R and Y Prospectus | INVESCO International Allocation Fund | Lipper International Multi-Cap Core Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	18.82%
5 Years	rr_AverageAnnualReturnYear05	(1.65%)
Since Inception	rr_AverageAnnualReturnSinceInception	4.61%

[1]	Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

Class A B C R and Y Prospectus | INVESCO Mid Cap Core Equity Fund
Fund Summary
Investment Objective(s)
The Fund's investment objective is long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class A B C R and Y Prospectus INVESCO Mid Cap Core Equity Fund	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	none	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	5.00%	1.00%	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class A B C R and Y Prospectus INVESCO Mid Cap Core Equity Fund	Class A	Class B	Class C	Class R	Class Y
Management Fees	0.68%	0.68%	0.68%	0.68%	0.68%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	none
Other Expenses	0.27%	0.27%	0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses	1.20%	1.95%	1.95%	1.45%	0.95%

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example Class A B C R and Y Prospectus INVESCO Mid Cap Core Equity Fund (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	666	910	1,173	1,925
Class B	698	912	1,252	2,080
Class C	298	612	1,052	2,275
Class R	148	459	792	1,735
Class Y	97	303	525	1,166

You would pay the following expenses if you did not redeem your shares:
Expense Example, No Redemption Class A B C R and Y Prospectus INVESCO Mid Cap Core Equity Fund (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	666	910	1,173	1,925
Class B	198	612	1,052	2,080
Class C	198	612	1,052	2,275
Class R	148	459	792	1,735
Class Y	97	303	525	1,166

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-capitalization companies, and in derivatives and other instruments that have economic characteristics similar to such securities. The principal type of equity security in which the Fund invests is common stock.

      The Fund considers an issuer to be a mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized issuers included in the Russell Midcap® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2012, the capitalization of issuers in the Russell Midcap® Index ranged from $319.4 million to $21.5 billion.

      The Fund may invest up to 25% of its net assets in securities of foreign issuers, which may include securities of issuers located in emerging markets countries, i.e., those that are in the initial stages of their industrial cycles.

      The Fund can invest in derivative instruments including forward foreign currency contracts and futures contracts.

      The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

      The Fund can use futures contracts, including index futures, to gain exposure to the broad market by equitizing cash and as a hedge against downside risk.

      In selecting securities for the Fund, the portfolio managers conduct fundamental research of issuers to gain a thorough understanding of their business prospects, appreciation potential and return on invested capital (ROIC). The process they use to identify potential investments for the Fund includes three phases: financial analysis, business analysis and valuation analysis. Financial analysis evaluates an issuer's capital allocation, and provides vital insight into historical and potential ROIC which is a key indicator of business quality and caliber of management. Business analysis allows the team to determine an issuer's competitive positioning by identifying key drivers of the issuer, understanding industry challenges and evaluating the sustainability of competitive advantages. Both the financial and business analyses serve as a basis to construct valuation models that help estimate an issuer's value. The portfolio managers use three primary valuation techniques: discounted cash flow, traditional valuation multiples and net asset value. At the conclusion of their research process, the portfolio managers will generally invest in an issuer when they have determined it potentially has high or improving ROIC, quality management, a strong competitive position and is trading at an attractive valuation.

      The portfolio managers consider selling a security when it exceeds the target price, has not shown a demonstrable improvement in fundamentals or a more compelling investment opportunity exists.

The Fund employs a risk management strategy to help minimize loss of capital and reduce excessive volatility. Pursuant to this strategy, the Fund generally invests a substantial amount of its assets in cash and cash equivalents. As a result, the Fund may not achieve its investment objective.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

      Cash/Cash Equivalents Risk. Holding cash or cash equivalents may negatively affect performance.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

      Foreign Securities Risk. The Fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Management Risk. The investment techniques and risk analysis used by the Fund's portfolio managers may not produce the desired results.

      Market Risk. The prices of and the income generated by the Fund's securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended March 28, 2013): 11.14% Best Quarter (ended June 30, 2009): 16.92% Worst Quarter (ended December 31, 2008): -21.40%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class A B C R and Y Prospectus INVESCO Mid Cap Core Equity Fund		1 Year	5 Years	10 Years	Inception Date
Class A shares:		4.33%	0.77%	7.03%	Jun 9, 1987
Class A shares: Return After Taxes on Distributions		2.90%	0.14%	5.83%	Jun 9, 1987
Class A shares: Return After Taxes on Distributions and Sale of Fund Shares		4.23%	0.53%	5.95%	Jun 9, 1987
Class B shares:		4.63%	0.84%	7.00%	Apr 1, 1993
Class C shares:		8.63%	1.17%	6.84%	May 3, 1999
Class R shares:		10.17%	1.67%	7.38%	Jun 3, 2002
Class Y shares:	[1]	10.68%	2.13%	7.75%	Oct 3, 2008
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	7.10%
Russell Midcap�� Index (reflects no deduction for fees, expenses or taxes)		17.28%	3.57%	10.65%
Lipper Mid-Cap Core Funds Index		16.27%	3.11%	9.27%
[1]	Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class A B C R and Y Prospectus | INVESCO Mid Cap Core Equity Fund
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summary
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is long-term growth of capital.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	61.00%
Expense Breakpoint Discounts [Text]	rr_ExpenseBreakpointDiscounts	You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Expense Breakpoint, Minimum Investment Required [Amount]	rr_ExpenseBreakpointMinimumInvestmentRequiredAmount	50,000
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example, No Redemption Narrative [Text Block]	rr_ExpenseExampleNoRedemptionNarrativeTextBlock	You would pay the following expenses if you did not redeem your shares:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-capitalization companies, and in derivatives and other instruments that have economic characteristics similar to such securities. The principal type of equity security in which the Fund invests is common stock.

      The Fund considers an issuer to be a mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized issuers included in the Russell Midcap® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2012, the capitalization of issuers in the Russell Midcap® Index ranged from $319.4 million to $21.5 billion.

      The Fund may invest up to 25% of its net assets in securities of foreign issuers, which may include securities of issuers located in emerging markets countries, i.e., those that are in the initial stages of their industrial cycles.

      The Fund can invest in derivative instruments including forward foreign currency contracts and futures contracts.

      The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

      The Fund can use futures contracts, including index futures, to gain exposure to the broad market by equitizing cash and as a hedge against downside risk.

      In selecting securities for the Fund, the portfolio managers conduct fundamental research of issuers to gain a thorough understanding of their business prospects, appreciation potential and return on invested capital (ROIC). The process they use to identify potential investments for the Fund includes three phases: financial analysis, business analysis and valuation analysis. Financial analysis evaluates an issuer's capital allocation, and provides vital insight into historical and potential ROIC which is a key indicator of business quality and caliber of management. Business analysis allows the team to determine an issuer's competitive positioning by identifying key drivers of the issuer, understanding industry challenges and evaluating the sustainability of competitive advantages. Both the financial and business analyses serve as a basis to construct valuation models that help estimate an issuer's value. The portfolio managers use three primary valuation techniques: discounted cash flow, traditional valuation multiples and net asset value. At the conclusion of their research process, the portfolio managers will generally invest in an issuer when they have determined it potentially has high or improving ROIC, quality management, a strong competitive position and is trading at an attractive valuation.

      The portfolio managers consider selling a security when it exceeds the target price, has not shown a demonstrable improvement in fundamentals or a more compelling investment opportunity exists.

		The Fund employs a risk management strategy to help minimize loss of capital and reduce excessive volatility. Pursuant to this strategy, the Fund generally invests a substantial amount of its assets in cash and cash equivalents. As a result, the Fund may not achieve its investment objective.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

      Cash/Cash Equivalents Risk. Holding cash or cash equivalents may negatively affect performance.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

      Foreign Securities Risk. The Fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Management Risk. The investment techniques and risk analysis used by the Fund's portfolio managers may not produce the desired results.

      Market Risk. The prices of and the income generated by the Fund's securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

		Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Narrative [Text Block]	rr_BarChartNarrativeTextBlock	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Does Not Reflect Sales Loads [Text]	rr_BarChartDoesNotReflectSalesLoads	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class A shares year-to-date (ended March 28, 2013): 11.14% Best Quarter (ended June 30, 2009): 16.92% Worst Quarter (ended December 31, 2008): -21.40%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Class A B C R and Y Prospectus | INVESCO Mid Cap Core Equity Fund | Class A
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	0.68%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.25%
Other Expenses	rr_OtherExpensesOverAssets	0.27%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.20%
1 Year	rr_ExpenseExampleYear01	666
3 Years	rr_ExpenseExampleYear03	910
5 Years	rr_ExpenseExampleYear05	1,173
10 Years	rr_ExpenseExampleYear10	1,925
1 Year	rr_ExpenseExampleNoRedemptionYear01	666
3 Years	rr_ExpenseExampleNoRedemptionYear03	910
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,173
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,925
2003	rr_AnnualReturn2003	27.10%
2004	rr_AnnualReturn2004	13.82%
2005	rr_AnnualReturn2005	7.43%
2006	rr_AnnualReturn2006	11.11%
2007	rr_AnnualReturn2007	9.90%
2008	rr_AnnualReturn2008	(27.45%)
2009	rr_AnnualReturn2009	30.16%
2010	rr_AnnualReturn2010	12.52%
2011	rr_AnnualReturn2011	(6.24%)
2012	rr_AnnualReturn2012	10.38%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class A shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	11.14%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	16.92%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(21.40%)
1 Year	rr_AverageAnnualReturnYear01	4.33%
5 Years	rr_AverageAnnualReturnYear05	0.77%
10 Years	rr_AverageAnnualReturnYear10	7.03%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 9, 1987
Class A B C R and Y Prospectus | INVESCO Mid Cap Core Equity Fund | Class B
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	5.00%
Management Fees	rr_ManagementFeesOverAssets	0.68%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.27%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.95%
1 Year	rr_ExpenseExampleYear01	698
3 Years	rr_ExpenseExampleYear03	912
5 Years	rr_ExpenseExampleYear05	1,252
10 Years	rr_ExpenseExampleYear10	2,080
1 Year	rr_ExpenseExampleNoRedemptionYear01	198
3 Years	rr_ExpenseExampleNoRedemptionYear03	612
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,052
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,080
1 Year	rr_AverageAnnualReturnYear01	4.63%
5 Years	rr_AverageAnnualReturnYear05	0.84%
10 Years	rr_AverageAnnualReturnYear10	7.00%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 1, 1993
Class A B C R and Y Prospectus | INVESCO Mid Cap Core Equity Fund | Class C
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	1.00%
Management Fees	rr_ManagementFeesOverAssets	0.68%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.27%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.95%
1 Year	rr_ExpenseExampleYear01	298
3 Years	rr_ExpenseExampleYear03	612
5 Years	rr_ExpenseExampleYear05	1,052
10 Years	rr_ExpenseExampleYear10	2,275
1 Year	rr_ExpenseExampleNoRedemptionYear01	198
3 Years	rr_ExpenseExampleNoRedemptionYear03	612
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,052
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,275
1 Year	rr_AverageAnnualReturnYear01	8.63%
5 Years	rr_AverageAnnualReturnYear05	1.17%
10 Years	rr_AverageAnnualReturnYear10	6.84%
Inception Date	rr_AverageAnnualReturnInceptionDate	May 3, 1999
Class A B C R and Y Prospectus | INVESCO Mid Cap Core Equity Fund | Class R
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	0.68%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.50%
Other Expenses	rr_OtherExpensesOverAssets	0.27%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.45%
1 Year	rr_ExpenseExampleYear01	148
3 Years	rr_ExpenseExampleYear03	459
5 Years	rr_ExpenseExampleYear05	792
10 Years	rr_ExpenseExampleYear10	1,735
1 Year	rr_ExpenseExampleNoRedemptionYear01	148
3 Years	rr_ExpenseExampleNoRedemptionYear03	459
5 Years	rr_ExpenseExampleNoRedemptionYear05	792
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,735
1 Year	rr_AverageAnnualReturnYear01	10.17%
5 Years	rr_AverageAnnualReturnYear05	1.67%
10 Years	rr_AverageAnnualReturnYear10	7.38%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 3, 2002
Class A B C R and Y Prospectus | INVESCO Mid Cap Core Equity Fund | Class Y
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	0.68%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.27%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	0.95%
1 Year	rr_ExpenseExampleYear01	97
3 Years	rr_ExpenseExampleYear03	303
5 Years	rr_ExpenseExampleYear05	525
10 Years	rr_ExpenseExampleYear10	1,166
1 Year	rr_ExpenseExampleNoRedemptionYear01	97
3 Years	rr_ExpenseExampleNoRedemptionYear03	303
5 Years	rr_ExpenseExampleNoRedemptionYear05	525
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,166
1 Year	rr_AverageAnnualReturnYear01	10.68%	[1]
5 Years	rr_AverageAnnualReturnYear05	2.13%	[1]
10 Years	rr_AverageAnnualReturnYear10	7.75%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 3, 2008	[1]
Class A B C R and Y Prospectus | INVESCO Mid Cap Core Equity Fund | Return After Taxes on Distributions | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	2.90%
5 Years	rr_AverageAnnualReturnYear05	0.14%
10 Years	rr_AverageAnnualReturnYear10	5.83%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 9, 1987
Class A B C R and Y Prospectus | INVESCO Mid Cap Core Equity Fund | Return After Taxes on Distributions and Sale of Fund Shares | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	4.23%
5 Years	rr_AverageAnnualReturnYear05	0.53%
10 Years	rr_AverageAnnualReturnYear10	5.95%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 9, 1987
Class A B C R and Y Prospectus | INVESCO Mid Cap Core Equity Fund | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
10 Years	rr_AverageAnnualReturnYear10	7.10%
Class A B C R and Y Prospectus | INVESCO Mid Cap Core Equity Fund | Russell Midcap�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	17.28%
5 Years	rr_AverageAnnualReturnYear05	3.57%
10 Years	rr_AverageAnnualReturnYear10	10.65%
Class A B C R and Y Prospectus | INVESCO Mid Cap Core Equity Fund | Lipper Mid-Cap Core Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.27%
5 Years	rr_AverageAnnualReturnYear05	3.11%
10 Years	rr_AverageAnnualReturnYear10	9.27%

[1]	Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

Class A B C R and Y Prospectus | INVESCO Moderate Allocation Fund
Fund Summary
Investment Objective(s)
The Fund's investment objective is total return consistent with a moderate level of risk relative to the broad stock market.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class A B C R and Y Prospectus INVESCO Moderate Allocation Fund	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	none	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	5.00%	1.00%	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class A B C R and Y Prospectus INVESCO Moderate Allocation Fund	Class A	Class B	Class C	Class R	Class Y
Management Fees	none	none	none	none	none
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	none
Other Expenses	0.23%	0.23%	0.23%	0.23%	0.23%
Acquired Fund Fees and Expenses	0.72%	0.72%	0.72%	0.72%	0.72%
Total Annual Fund Operating Expenses	1.20%	1.95%	1.95%	1.45%	0.95%

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example Class A B C R and Y Prospectus INVESCO Moderate Allocation Fund (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	666	910	1,173	1,925
Class B	698	912	1,252	2,080
Class C	298	612	1,052	2,275
Class R	148	459	792	1,735
Class Y	97	303	525	1,166

You would pay the following expenses if you did not redeem your shares:
Expense Example, No Redemption Class A B C R and Y Prospectus INVESCO Moderate Allocation Fund (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	666	910	1,173	1,925
Class B	198	612	1,052	2,080
Class C	198	612	1,052	2,275
Class R	148	459	792	1,735
Class Y	97	303	525	1,166

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund is a “fund of funds,” and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares Capital) or other unaffiliated advisers (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they are both indirect wholly-owned subsidiaries of Invesco Ltd. The Fund’s target allocation is to invest approximately 47%—57% of its total assets in underlying funds that invest primarily in equity securities (equity funds), approximately 25%—35% of its total assets in underlying funds that invest primarily in fixed-income securities (fixed-income funds) and approximately 15%—20% of its total assets in alternative asset classes and investment strategies which may include commodities.

       Approximately 20%—25% of the assets that are invested will be allocated to underlying funds that invest primarily in foreign securities. Approximately 4%—6% of the assets that are invested in alternative asset classes will be allocated to underlying funds that invest primarily in commodities.

       The Fund may also invest up to 20% of its total assets in affiliated or unaffiliated exchange-traded funds.

       The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

       Based on the portfolio managers' research, the strategic allocations of the portfolios are broadly diversified to gain exposure to areas of the market that the portfolio managers believe may perform well over a full market cycle, including periods of adverse economic environments such as recessions and inflationary growth. The portfolio managers gain exposure to the desired asset class by selecting the most representative funds. The Adviser rebalances the Fund's investments in the underlying funds on a quarterly basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.

In attempting to meet their investment objectives, certain underlying funds engage in active and frequent trading of portfolio securities.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

       Active Trading Risk. Certain underlying funds engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

       CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

       Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

       Commodity Risk. Invesco Balanced-Risk Allocation Fund's, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

       Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

       Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

       Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

       Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

       Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

       Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

       Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the underlying fund may decline below the price of the mortgage-related securities sold by the underlying fund that it is obligated to repurchase.

       Exchange-Traded Funds Risk. An investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund's shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund's shares; (3) the listing exchange halting trading of the exchange-traded fund's shares; (4) failure of the exchange-traded fund's shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

       Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

       Foreign Securities Risk. An underlying fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

       Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

       High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

       Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund's use of derivatives that provide leveraged exposure to government bonds.

       Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds.

       Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

       Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

       Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

       Mortgage- and Asset-Backed Securities Risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing an underlying fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

       Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

       Reinvestment Risk. Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

       Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund's prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

       Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

       U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended March 28, 2013): 4.24% Best Quarter (ended June 30, 2009): 14.31% Worst Quarter (ended December 31, 2008): -16.75%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class A B C R and Y Prospectus INVESCO Moderate Allocation Fund		1 Year	5 Years	Since Inception	Inception Date
Class A shares:		7.00%	1.18%	4.78%	Apr 30, 2004
Class A shares: Return After Taxes on Distributions		5.88%	0.08%	3.74%	Apr 30, 2004
Class A shares: Return After Taxes on Distributions and Sale of Fund Shares		4.82%	0.41%	3.62%	Apr 30, 2004
Class B shares:		7.37%	1.24%	4.75%	Apr 30, 2004
Class C shares:		11.38%	1.57%	4.68%	Apr 30, 2004
Class R shares:		12.91%	2.08%	5.21%	Apr 30, 2004
Class Y shares:	[1]	13.46%	2.54%	5.59%	Oct 3, 2008
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	5.12%
Custom Moderate Allocation Index (reflects no deduction for fees, expenses or taxes)		11.84%	2.99%	5.80%
Lipper Mixed-Asset Target Allocation Moderate Funds Index		11.74%	2.52%	5.01%
[1]	Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class A B C R and Y Prospectus | INVESCO Moderate Allocation Fund
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summary
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is total return consistent with a moderate level of risk relative to the broad stock market.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	11.00%
Expense Breakpoint Discounts [Text]	rr_ExpenseBreakpointDiscounts	You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Expense Breakpoint, Minimum Investment Required [Amount]	rr_ExpenseBreakpointMinimumInvestmentRequiredAmount	50,000
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example, No Redemption Narrative [Text Block]	rr_ExpenseExampleNoRedemptionNarrativeTextBlock	You would pay the following expenses if you did not redeem your shares:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund is a “fund of funds,” and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares Capital) or other unaffiliated advisers (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they are both indirect wholly-owned subsidiaries of Invesco Ltd. The Fund’s target allocation is to invest approximately 47%—57% of its total assets in underlying funds that invest primarily in equity securities (equity funds), approximately 25%—35% of its total assets in underlying funds that invest primarily in fixed-income securities (fixed-income funds) and approximately 15%—20% of its total assets in alternative asset classes and investment strategies which may include commodities.

       Approximately 20%—25% of the assets that are invested will be allocated to underlying funds that invest primarily in foreign securities. Approximately 4%—6% of the assets that are invested in alternative asset classes will be allocated to underlying funds that invest primarily in commodities.

       The Fund may also invest up to 20% of its total assets in affiliated or unaffiliated exchange-traded funds.

       The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

       Based on the portfolio managers' research, the strategic allocations of the portfolios are broadly diversified to gain exposure to areas of the market that the portfolio managers believe may perform well over a full market cycle, including periods of adverse economic environments such as recessions and inflationary growth. The portfolio managers gain exposure to the desired asset class by selecting the most representative funds. The Adviser rebalances the Fund's investments in the underlying funds on a quarterly basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.

		In attempting to meet their investment objectives, certain underlying funds engage in active and frequent trading of portfolio securities.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

       Active Trading Risk. Certain underlying funds engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

       CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

       Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

       Commodity Risk. Invesco Balanced-Risk Allocation Fund's, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

       Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

       Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

       Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

       Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

       Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

       Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

       Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the underlying fund may decline below the price of the mortgage-related securities sold by the underlying fund that it is obligated to repurchase.

       Exchange-Traded Funds Risk. An investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund's shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund's shares; (3) the listing exchange halting trading of the exchange-traded fund's shares; (4) failure of the exchange-traded fund's shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

       Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

       Foreign Securities Risk. An underlying fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

       Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

       High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

       Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund's use of derivatives that provide leveraged exposure to government bonds.

       Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds.

       Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

       Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

       Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

       Mortgage- and Asset-Backed Securities Risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing an underlying fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

       Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

       Reinvestment Risk. Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

       Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund's prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

       Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

       U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

		Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Narrative [Text Block]	rr_BarChartNarrativeTextBlock	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Does Not Reflect Sales Loads [Text]	rr_BarChartDoesNotReflectSalesLoads	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class A shares year-to-date (ended March 28, 2013): 4.24% Best Quarter (ended June 30, 2009): 14.31% Worst Quarter (ended December 31, 2008): -16.75%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Class A B C R and Y Prospectus | INVESCO Moderate Allocation Fund | Class A
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.25%
Other Expenses	rr_OtherExpensesOverAssets	0.23%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.72%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.20%
1 Year	rr_ExpenseExampleYear01	666
3 Years	rr_ExpenseExampleYear03	910
5 Years	rr_ExpenseExampleYear05	1,173
10 Years	rr_ExpenseExampleYear10	1,925
1 Year	rr_ExpenseExampleNoRedemptionYear01	666
3 Years	rr_ExpenseExampleNoRedemptionYear03	910
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,173
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,925
2005	rr_AnnualReturn2005	7.47%
2006	rr_AnnualReturn2006	11.73%
2007	rr_AnnualReturn2007	7.14%
2008	rr_AnnualReturn2008	(31.11%)
2009	rr_AnnualReturn2009	26.86%
2010	rr_AnnualReturn2010	12.03%
2011	rr_AnnualReturn2011	1.26%
2012	rr_AnnualReturn2012	13.18%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class A shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	4.24%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	14.31%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(16.75%)
1 Year	rr_AverageAnnualReturnYear01	7.00%
5 Years	rr_AverageAnnualReturnYear05	1.18%
Since Inception	rr_AverageAnnualReturnSinceInception	4.78%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2004
Class A B C R and Y Prospectus | INVESCO Moderate Allocation Fund | Class B
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	5.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.23%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.72%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.95%
1 Year	rr_ExpenseExampleYear01	698
3 Years	rr_ExpenseExampleYear03	912
5 Years	rr_ExpenseExampleYear05	1,252
10 Years	rr_ExpenseExampleYear10	2,080
1 Year	rr_ExpenseExampleNoRedemptionYear01	198
3 Years	rr_ExpenseExampleNoRedemptionYear03	612
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,052
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,080
1 Year	rr_AverageAnnualReturnYear01	7.37%
5 Years	rr_AverageAnnualReturnYear05	1.24%
Since Inception	rr_AverageAnnualReturnSinceInception	4.75%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2004
Class A B C R and Y Prospectus | INVESCO Moderate Allocation Fund | Class C
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	1.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.23%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.72%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.95%
1 Year	rr_ExpenseExampleYear01	298
3 Years	rr_ExpenseExampleYear03	612
5 Years	rr_ExpenseExampleYear05	1,052
10 Years	rr_ExpenseExampleYear10	2,275
1 Year	rr_ExpenseExampleNoRedemptionYear01	198
3 Years	rr_ExpenseExampleNoRedemptionYear03	612
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,052
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,275
1 Year	rr_AverageAnnualReturnYear01	11.38%
5 Years	rr_AverageAnnualReturnYear05	1.57%
Since Inception	rr_AverageAnnualReturnSinceInception	4.68%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2004
Class A B C R and Y Prospectus | INVESCO Moderate Allocation Fund | Class R
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.50%
Other Expenses	rr_OtherExpensesOverAssets	0.23%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.72%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.45%
1 Year	rr_ExpenseExampleYear01	148
3 Years	rr_ExpenseExampleYear03	459
5 Years	rr_ExpenseExampleYear05	792
10 Years	rr_ExpenseExampleYear10	1,735
1 Year	rr_ExpenseExampleNoRedemptionYear01	148
3 Years	rr_ExpenseExampleNoRedemptionYear03	459
5 Years	rr_ExpenseExampleNoRedemptionYear05	792
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,735
1 Year	rr_AverageAnnualReturnYear01	12.91%
5 Years	rr_AverageAnnualReturnYear05	2.08%
Since Inception	rr_AverageAnnualReturnSinceInception	5.21%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2004
Class A B C R and Y Prospectus | INVESCO Moderate Allocation Fund | Class Y
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.23%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.72%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	0.95%
1 Year	rr_ExpenseExampleYear01	97
3 Years	rr_ExpenseExampleYear03	303
5 Years	rr_ExpenseExampleYear05	525
10 Years	rr_ExpenseExampleYear10	1,166
1 Year	rr_ExpenseExampleNoRedemptionYear01	97
3 Years	rr_ExpenseExampleNoRedemptionYear03	303
5 Years	rr_ExpenseExampleNoRedemptionYear05	525
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,166
1 Year	rr_AverageAnnualReturnYear01	13.46%	[1]
5 Years	rr_AverageAnnualReturnYear05	2.54%	[1]
Since Inception	rr_AverageAnnualReturnSinceInception	5.59%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 3, 2008	[1]
Class A B C R and Y Prospectus | INVESCO Moderate Allocation Fund | Return After Taxes on Distributions | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	5.88%
5 Years	rr_AverageAnnualReturnYear05	0.08%
Since Inception	rr_AverageAnnualReturnSinceInception	3.74%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2004
Class A B C R and Y Prospectus | INVESCO Moderate Allocation Fund | Return After Taxes on Distributions and Sale of Fund Shares | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	4.82%
5 Years	rr_AverageAnnualReturnYear05	0.41%
Since Inception	rr_AverageAnnualReturnSinceInception	3.62%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2004
Class A B C R and Y Prospectus | INVESCO Moderate Allocation Fund | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
Since Inception	rr_AverageAnnualReturnSinceInception	5.12%
Class A B C R and Y Prospectus | INVESCO Moderate Allocation Fund | Custom Moderate Allocation Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.84%
5 Years	rr_AverageAnnualReturnYear05	2.99%
Since Inception	rr_AverageAnnualReturnSinceInception	5.80%
Class A B C R and Y Prospectus | INVESCO Moderate Allocation Fund | Lipper Mixed-Asset Target Allocation Moderate Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.74%
5 Years	rr_AverageAnnualReturnYear05	2.52%
Since Inception	rr_AverageAnnualReturnSinceInception	5.01%

[1]	Class Y shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

Class A B C R Y and Investor Prospectus | INVESCO Small Cap Growth Fund
Fund Summary
Investment Objective(s)
The Fund's investment objective is long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class A B C R Y and Investor Prospectus INVESCO Small Cap Growth Fund	Class A	Class B	Class C	Class R	Class Y	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	none	none	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	5.00%	1.00%	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class A B C R Y and Investor Prospectus INVESCO Small Cap Growth Fund	Class A	Class B	Class C	Class R	Class Y	Investor Class
Management Fees	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	none	0.25%
Other Expenses	0.29%	0.29%	0.29%	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	1.23%	1.98%	1.98%	1.48%	0.98%	1.23%

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example Class A B C R Y and Investor Prospectus INVESCO Small Cap Growth Fund (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	668	919	1,188	1,957
Class B	701	921	1,268	2,113
Class C	301	621	1,068	2,306
Class R	151	468	808	1,768
Class Y	100	312	542	1,201
Investor Class	125	390	676	1,489

You would pay the following expenses if you did not redeem your shares:
Expense Example, No Redemption Class A B C R Y and Investor Prospectus INVESCO Small Cap Growth Fund (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	668	919	1,188	1,957
Class B	201	621	1,068	2,113
Class C	201	621	1,068	2,306
Class R	151	468	808	1,768
Class Y	100	312	542	1,201
Investor Class	125	390	676	1,489

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-capitalization issuers. The Fund invests primarily in equity securities. The principal type of equity security in which the Fund invests is common stock.

      The Fund considers an issuer to be a small-capitalization issuer if it has a market capitalization, at the time of purchase, no larger than the largest capitalized issuer included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2012, the capitalization of companies in the Russell 2000® Index ranged from $27 million to $4.7 billion.

      The Fund may also invest up to 25% of its net assets in foreign securities.

      The Fund invests primarily in securities that are considered by the Fund's portfolio managers to have potential for earnings or revenue growth. In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that aligns the Fund with the Russell 2000® Growth Index, which the portfolio managers believe represents the small-cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.
  Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with management. The goal is to find high quality, fundamentally sound issuers operating in an attractive industry.
  Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.
  Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a security shows signs of deterioration, it will not be considered as a candidate for the portfolio.
The portfolio managers consider selling a security if the investment thesis for owning the security is no longer valid, the stock reaches its price target or timeliness factors indicate that the risk/return characteristics of the stock as viewed in the market are no longer attractive.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

      Foreign Securities Risk. The Fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Growth Investing Risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

      Management Risk. The investment techniques and risk analysis used by the Fund's portfolio managers may not produce the desired results.

      Market Risk. The prices of and the income generated by the Fund's securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended March 28, 2013): 13.03% Best Quarter (ended June 30, 2003): 20.87% Worst Quarter (ended December 31, 2008): -26.68%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class A B C R Y and Investor Prospectus INVESCO Small Cap Growth Fund		1 Year	5 Years	10 Years	Inception Date
Class A shares:		11.85%	2.81%	8.93%	Oct 18, 1995
Class A shares: Return After Taxes on Distributions		10.37%	2.32%	8.26%	Oct 18, 1995
Class A shares: Return After Taxes on Distributions and Sale of Fund Shares		9.50%	2.31%	7.80%	Oct 18, 1995
Class B shares:		12.44%	2.85%	8.89%	Oct 18, 1995
Class C shares:		16.41%	3.19%	8.73%	May 3, 1999
Class R shares:		18.05%	3.71%	9.28%	Jun 3, 2002
Class Y shares:	[1]	18.64%	4.19%	9.67%	Oct 3, 2008
Investor Class shares:	[1]	18.34%	3.98%	9.55%	Apr 7, 2006
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	7.10%
Russell 2000�� Growth Index (reflects no deduction for fees, expenses or taxes)		14.59%	3.49%	9.80%
Lipper Small-Cap Growth Funds Index		14.95%	2.09%	8.56%
[1]	Class Y shares' and Investor Class shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class A B C R Y and Investor Prospectus | INVESCO Small Cap Growth Fund
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summary
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is long-term growth of capital.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	24.00%
Expense Breakpoint Discounts [Text]	rr_ExpenseBreakpointDiscounts	You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information-Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Expense Breakpoint, Minimum Investment Required [Amount]	rr_ExpenseBreakpointMinimumInvestmentRequiredAmount	50,000
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example, No Redemption Narrative [Text Block]	rr_ExpenseExampleNoRedemptionNarrativeTextBlock	You would pay the following expenses if you did not redeem your shares:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-capitalization issuers. The Fund invests primarily in equity securities. The principal type of equity security in which the Fund invests is common stock.

      The Fund considers an issuer to be a small-capitalization issuer if it has a market capitalization, at the time of purchase, no larger than the largest capitalized issuer included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2012, the capitalization of companies in the Russell 2000® Index ranged from $27 million to $4.7 billion.

      The Fund may also invest up to 25% of its net assets in foreign securities.

      The Fund invests primarily in securities that are considered by the Fund's portfolio managers to have potential for earnings or revenue growth. In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that aligns the Fund with the Russell 2000® Growth Index, which the portfolio managers believe represents the small-cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.
  Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with management. The goal is to find high quality, fundamentally sound issuers operating in an attractive industry.
  Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.
  Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a security shows signs of deterioration, it will not be considered as a candidate for the portfolio.
		The portfolio managers consider selling a security if the investment thesis for owning the security is no longer valid, the stock reaches its price target or timeliness factors indicate that the risk/return characteristics of the stock as viewed in the market are no longer attractive.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

      Foreign Securities Risk. The Fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Growth Investing Risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

      Management Risk. The investment techniques and risk analysis used by the Fund's portfolio managers may not produce the desired results.

      Market Risk. The prices of and the income generated by the Fund's securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

		Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Narrative [Text Block]	rr_BarChartNarrativeTextBlock	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Does Not Reflect Sales Loads [Text]	rr_BarChartDoesNotReflectSalesLoads	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class A shares year-to-date (ended March 28, 2013): 13.03% Best Quarter (ended June 30, 2003): 20.87% Worst Quarter (ended December 31, 2008): -26.68%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Class A B C R Y and Investor Prospectus | INVESCO Small Cap Growth Fund | Class A
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	0.69%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.25%
Other Expenses	rr_OtherExpensesOverAssets	0.29%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.23%
1 Year	rr_ExpenseExampleYear01	668
3 Years	rr_ExpenseExampleYear03	919
5 Years	rr_ExpenseExampleYear05	1,188
10 Years	rr_ExpenseExampleYear10	1,957
1 Year	rr_ExpenseExampleNoRedemptionYear01	668
3 Years	rr_ExpenseExampleNoRedemptionYear03	919
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,188
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,957
2003	rr_AnnualReturn2003	39.12%
2004	rr_AnnualReturn2004	6.81%
2005	rr_AnnualReturn2005	8.32%
2006	rr_AnnualReturn2006	14.30%
2007	rr_AnnualReturn2007	11.38%
2008	rr_AnnualReturn2008	(38.77%)
2009	rr_AnnualReturn2009	34.52%
2010	rr_AnnualReturn2010	26.28%
2011	rr_AnnualReturn2011	(1.27%)
2012	rr_AnnualReturn2012	18.35%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class A Shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	13.03%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2003
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	20.87%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(26.68%)
1 Year	rr_AverageAnnualReturnYear01	11.85%
5 Years	rr_AverageAnnualReturnYear05	2.81%
10 Years	rr_AverageAnnualReturnYear10	8.93%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 18, 1995
Class A B C R Y and Investor Prospectus | INVESCO Small Cap Growth Fund | Class B
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	5.00%
Management Fees	rr_ManagementFeesOverAssets	0.69%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.29%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.98%
1 Year	rr_ExpenseExampleYear01	701
3 Years	rr_ExpenseExampleYear03	921
5 Years	rr_ExpenseExampleYear05	1,268
10 Years	rr_ExpenseExampleYear10	2,113
1 Year	rr_ExpenseExampleNoRedemptionYear01	201
3 Years	rr_ExpenseExampleNoRedemptionYear03	621
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,068
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,113
1 Year	rr_AverageAnnualReturnYear01	12.44%
5 Years	rr_AverageAnnualReturnYear05	2.85%
10 Years	rr_AverageAnnualReturnYear10	8.89%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 18, 1995
Class A B C R Y and Investor Prospectus | INVESCO Small Cap Growth Fund | Class C
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	1.00%
Management Fees	rr_ManagementFeesOverAssets	0.69%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.29%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.98%
1 Year	rr_ExpenseExampleYear01	301
3 Years	rr_ExpenseExampleYear03	621
5 Years	rr_ExpenseExampleYear05	1,068
10 Years	rr_ExpenseExampleYear10	2,306
1 Year	rr_ExpenseExampleNoRedemptionYear01	201
3 Years	rr_ExpenseExampleNoRedemptionYear03	621
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,068
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,306
1 Year	rr_AverageAnnualReturnYear01	16.41%
5 Years	rr_AverageAnnualReturnYear05	3.19%
10 Years	rr_AverageAnnualReturnYear10	8.73%
Inception Date	rr_AverageAnnualReturnInceptionDate	May 3, 1999
Class A B C R Y and Investor Prospectus | INVESCO Small Cap Growth Fund | Class R
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	0.69%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.50%
Other Expenses	rr_OtherExpensesOverAssets	0.29%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.48%
1 Year	rr_ExpenseExampleYear01	151
3 Years	rr_ExpenseExampleYear03	468
5 Years	rr_ExpenseExampleYear05	808
10 Years	rr_ExpenseExampleYear10	1,768
1 Year	rr_ExpenseExampleNoRedemptionYear01	151
3 Years	rr_ExpenseExampleNoRedemptionYear03	468
5 Years	rr_ExpenseExampleNoRedemptionYear05	808
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,768
1 Year	rr_AverageAnnualReturnYear01	18.05%
5 Years	rr_AverageAnnualReturnYear05	3.71%
10 Years	rr_AverageAnnualReturnYear10	9.28%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 3, 2002
Class A B C R Y and Investor Prospectus | INVESCO Small Cap Growth Fund | Class Y
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	0.69%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.29%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	0.98%
1 Year	rr_ExpenseExampleYear01	100
3 Years	rr_ExpenseExampleYear03	312
5 Years	rr_ExpenseExampleYear05	542
10 Years	rr_ExpenseExampleYear10	1,201
1 Year	rr_ExpenseExampleNoRedemptionYear01	100
3 Years	rr_ExpenseExampleNoRedemptionYear03	312
5 Years	rr_ExpenseExampleNoRedemptionYear05	542
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,201
1 Year	rr_AverageAnnualReturnYear01	18.64%	[1]
5 Years	rr_AverageAnnualReturnYear05	4.19%	[1]
10 Years	rr_AverageAnnualReturnYear10	9.67%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 3, 2008	[1]
Class A B C R Y and Investor Prospectus | INVESCO Small Cap Growth Fund | Investor Class
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	0.69%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.25%
Other Expenses	rr_OtherExpensesOverAssets	0.29%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.23%
1 Year	rr_ExpenseExampleYear01	125
3 Years	rr_ExpenseExampleYear03	390
5 Years	rr_ExpenseExampleYear05	676
10 Years	rr_ExpenseExampleYear10	1,489
1 Year	rr_ExpenseExampleNoRedemptionYear01	125
3 Years	rr_ExpenseExampleNoRedemptionYear03	390
5 Years	rr_ExpenseExampleNoRedemptionYear05	676
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,489
1 Year	rr_AverageAnnualReturnYear01	18.34%	[1]
5 Years	rr_AverageAnnualReturnYear05	3.98%	[1]
10 Years	rr_AverageAnnualReturnYear10	9.55%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 7, 2006	[1]
Class A B C R Y and Investor Prospectus | INVESCO Small Cap Growth Fund | Return After Taxes on Distributions | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	10.37%
5 Years	rr_AverageAnnualReturnYear05	2.32%
10 Years	rr_AverageAnnualReturnYear10	8.26%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 18, 1995
Class A B C R Y and Investor Prospectus | INVESCO Small Cap Growth Fund | Return After Taxes on Distributions and Sale of Fund Shares | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	9.50%
5 Years	rr_AverageAnnualReturnYear05	2.31%
10 Years	rr_AverageAnnualReturnYear10	7.80%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 18, 1995
Class A B C R Y and Investor Prospectus | INVESCO Small Cap Growth Fund | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
10 Years	rr_AverageAnnualReturnYear10	7.10%
Class A B C R Y and Investor Prospectus | INVESCO Small Cap Growth Fund | Russell 2000�� Growth Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	14.59%
5 Years	rr_AverageAnnualReturnYear05	3.49%
10 Years	rr_AverageAnnualReturnYear10	9.80%
Class A B C R Y and Investor Prospectus | INVESCO Small Cap Growth Fund | Lipper Small-Cap Growth Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	14.95%
5 Years	rr_AverageAnnualReturnYear05	2.09%
10 Years	rr_AverageAnnualReturnYear10	8.56%

[1]	Class Y shares' and Investor Class shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

Class S Prospectus | Invesco Conservative Allocation Fund
Fund Summaries - INVESCO CONSERVATIVE ALLOCATION FUND
Investment Objective(s)
The Fund's investment objective is total return consistent with a lower level of risk relative to the broad stock market.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees	Class S Prospectus Invesco Conservative Allocation Fund Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses	Class S Prospectus Invesco Conservative Allocation Fund Class S
Management Fees	none
Distribution and/or Service (12b-1) Fees	0.15%
Other Expenses	0.24%
Acquired Fund Fees and Expenses	0.65%
Total Annual Fund Operating Expenses	1.04%

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example (USD $)	1 Year	3 Years	5 Years	10 Years
Class S Prospectus Invesco Conservative Allocation Fund Class S	106	331	574	1,271

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares Capital) or other unaffiliated advisers (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they are both indirect wholly-owned subsidiaries of Invesco Ltd. The Fund's target allocation is to invest approximately 27%-37% of its total assets in underlying funds that invest primarily in equity securities (equity funds), approximately 50%-60% of its total assets in underlying funds that invest primarily in fixed-income securities (fixed-income funds) and approximately 10%-15% of its total assets in alternative asset classes and investment strategies which may include commodities.

      Approximately 15%-20% of the assets that are invested will be allocated to underlying funds that invest primarily in foreign securities. Approximately 3%-5% of the assets that are invested in alternative asset classes will be allocated to underlying funds that invest primarily in commodities.

      The Fund may also invest up to 20% of its total assets in affiliated or unaffiliated exchange-traded funds.

      The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

      Based on the portfolio managers' research, the strategic allocations of the portfolios are broadly diversified to gain exposure to areas of the market that the portfolio managers believe may perform well over a full market cycle, including periods of adverse economic environments such as recessions and inflationary growth. The portfolio managers gain exposure to the desired asset class by selecting the most representative funds. The Adviser rebalances the Fund's investments in the underlying funds on a quarterly basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.

In attempting to meet their investment objectives, certain underlying funds engage in active and frequent trading of portfolio securities.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

      Active Trading Risk. Certain underlying funds engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

      Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying fund's income and distributions to shareholders.

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

      Commodity Risk. Invesco Balanced-Risk Allocation Fund's, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

      Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

      Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

      Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the underlying fund may decline below the price of the mortgage-related securities sold by the underlying fund that it is obligated to repurchase.

      Exchange-Traded Funds Risk. An investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund's shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund's shares; (3) the listing exchange halting trading of the exchange-traded fund's shares; (4) failure of the exchange-traded fund's shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Foreign Securities Risk. An underlying fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

      Indexing Risk. Unlike many investment companies, certain underlying exchange-traded funds do not utilize an investing strategy that seeks returns in excess of their benchmark indices. Such underlying exchange-traded funds would not necessarily buy or sell a security due to its general underperformance, unless that security is added to or removed from the applicable benchmark index.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund's use of derivatives that provide leveraged exposure to government bonds.

      Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds.

      Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Market Trading Risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.

      Mortgage- and Asset-Backed Securities Risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing an underlying fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

      Non-Correlation Risk. An underlying fund's return may not match the return of the underlying index of certain underlying exchange-traded funds for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the underlying index of certain exchange-traded funds, and incurs costs in buying and selling securities, especially when rebalancing an underlying fund's securities holdings to reflect changes in the composition of the underlying index of certain underlying exchange-traded funds. In addition, the performance of an underlying fund and the underlying index of certain underlying exchange-traded funds may vary due to asset valuation differences and differences between an underlying fund's portfolio and the underlying index of certain underlying exchange-traded funds resulting from legal restrictions, cost or liquidity constraints.

      Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

      Reinvestment Risk. Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund's prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

      Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns

Class S shares year-to-date (ended March 28, 2013): 2.71% Best Quarter (ended March 31, 2012): 5.52% Worst Quarter (ended June 30, 2012): -0.10%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class S Prospectus Invesco Conservative Allocation Fund		1 Year	5 Years	Since Inception	Inception Date
Class S Shares	[1]	11.27%	3.16%	4.83%	Jun 3, 2011
Class S Shares Return After Taxes on Distributions	[1]	10.07%	1.85%	3.61%	Jun 3, 2011
Class S Shares Return After Taxes on Distributions and Sale of Fund Shares	[1]	7.46%	1.94%	3.48%	Jun 3, 2011
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	4.96%	Apr 30, 2005
Custom Conservative Allocation Index (reflects no deduction for fees, expenses or taxes)		8.02%	4.91%	5.56%	Apr 30, 2005
Lipper Mixed-Asset Target Allocation Conservative Funds Index		8.92%	4.32%	5.45%	Apr 30, 2005
[1]	Class S shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund's Class A shares is April 29, 2005.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class S Prospectus | Invesco Conservative Allocation Fund
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summaries - INVESCO CONSERVATIVE ALLOCATION FUND
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is total return consistent with a lower level of risk relative to the broad stock market.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	9.00%
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares Capital) or other unaffiliated advisers (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they are both indirect wholly-owned subsidiaries of Invesco Ltd. The Fund's target allocation is to invest approximately 27%-37% of its total assets in underlying funds that invest primarily in equity securities (equity funds), approximately 50%-60% of its total assets in underlying funds that invest primarily in fixed-income securities (fixed-income funds) and approximately 10%-15% of its total assets in alternative asset classes and investment strategies which may include commodities.

      Approximately 15%-20% of the assets that are invested will be allocated to underlying funds that invest primarily in foreign securities. Approximately 3%-5% of the assets that are invested in alternative asset classes will be allocated to underlying funds that invest primarily in commodities.

      The Fund may also invest up to 20% of its total assets in affiliated or unaffiliated exchange-traded funds.

      The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

      Based on the portfolio managers' research, the strategic allocations of the portfolios are broadly diversified to gain exposure to areas of the market that the portfolio managers believe may perform well over a full market cycle, including periods of adverse economic environments such as recessions and inflationary growth. The portfolio managers gain exposure to the desired asset class by selecting the most representative funds. The Adviser rebalances the Fund's investments in the underlying funds on a quarterly basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.

		In attempting to meet their investment objectives, certain underlying funds engage in active and frequent trading of portfolio securities.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

      Active Trading Risk. Certain underlying funds engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

      Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying fund's income and distributions to shareholders.

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

      Commodity Risk. Invesco Balanced-Risk Allocation Fund's, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

      Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

      Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

      Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the underlying fund may decline below the price of the mortgage-related securities sold by the underlying fund that it is obligated to repurchase.

      Exchange-Traded Funds Risk. An investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund's shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund's shares; (3) the listing exchange halting trading of the exchange-traded fund's shares; (4) failure of the exchange-traded fund's shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Foreign Securities Risk. An underlying fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

      Indexing Risk. Unlike many investment companies, certain underlying exchange-traded funds do not utilize an investing strategy that seeks returns in excess of their benchmark indices. Such underlying exchange-traded funds would not necessarily buy or sell a security due to its general underperformance, unless that security is added to or removed from the applicable benchmark index.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund's use of derivatives that provide leveraged exposure to government bonds.

      Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds.

      Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Market Trading Risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.

      Mortgage- and Asset-Backed Securities Risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing an underlying fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

      Non-Correlation Risk. An underlying fund's return may not match the return of the underlying index of certain underlying exchange-traded funds for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the underlying index of certain exchange-traded funds, and incurs costs in buying and selling securities, especially when rebalancing an underlying fund's securities holdings to reflect changes in the composition of the underlying index of certain underlying exchange-traded funds. In addition, the performance of an underlying fund and the underlying index of certain underlying exchange-traded funds may vary due to asset valuation differences and differences between an underlying fund's portfolio and the underlying index of certain underlying exchange-traded funds resulting from legal restrictions, cost or liquidity constraints.

      Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

      Reinvestment Risk. Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund's prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

      Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

		Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class S shares year-to-date (ended March 28, 2013): 2.71% Best Quarter (ended March 31, 2012): 5.52% Worst Quarter (ended June 30, 2012): -0.10%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class S shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S shares only and after-tax returns for other classes will vary.
Class S Prospectus | Invesco Conservative Allocation Fund | Class S
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.15%
Other Expenses	rr_OtherExpensesOverAssets	0.24%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.65%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.04%
1 Year	rr_ExpenseExampleYear01	106
3 Years	rr_ExpenseExampleYear03	331
5 Years	rr_ExpenseExampleYear05	574
10 Years	rr_ExpenseExampleYear10	1,271
2012	rr_AnnualReturn2012	11.27%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class S shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	2.71%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Mar 31, 2012
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	5.52%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Jun 30, 2012
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(0.10%)
1 Year	rr_AverageAnnualReturnYear01	11.27%	[1]
5 Years	rr_AverageAnnualReturnYear05	3.16%	[1]
Since Inception	rr_AverageAnnualReturnSinceInception	4.83%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 3, 2011	[1]
Class S Prospectus | Invesco Conservative Allocation Fund | Return After Taxes on Distributions | Class S
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	10.07%	[1]
5 Years	rr_AverageAnnualReturnYear05	1.85%	[1]
Since Inception	rr_AverageAnnualReturnSinceInception	3.61%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 3, 2011	[1]
Class S Prospectus | Invesco Conservative Allocation Fund | Return After Taxes on Distributions and Sale of Fund Shares | Class S
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	7.46%	[1]
5 Years	rr_AverageAnnualReturnYear05	1.94%	[1]
Since Inception	rr_AverageAnnualReturnSinceInception	3.48%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 3, 2011	[1]
Class S Prospectus | Invesco Conservative Allocation Fund | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
Since Inception	rr_AverageAnnualReturnSinceInception	4.96%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2005
Class S Prospectus | Invesco Conservative Allocation Fund | Custom Conservative Allocation Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	8.02%
5 Years	rr_AverageAnnualReturnYear05	4.91%
Since Inception	rr_AverageAnnualReturnSinceInception	5.56%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2005
Class S Prospectus | Invesco Conservative Allocation Fund | Lipper Mixed-Asset Target Allocation Conservative Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	8.92%
5 Years	rr_AverageAnnualReturnYear05	4.32%
Since Inception	rr_AverageAnnualReturnSinceInception	5.45%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2005

[1]	Class S shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund's Class A shares is April 29, 2005.

Class S Prospectus | INVESCO Growth Allocation Fund
Fund Summaries - INVESCO GROWTH ALLOCATION FUND
Investment Objective(s)
The Fund's investment objective is long-term growth of capital consistent with a higher level of risk relative to the broad stock market.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees	Class S Prospectus INVESCO Growth Allocation Fund Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses	Class S Prospectus INVESCO Growth Allocation Fund Class S
Management Fees	none
Distribution and/or Service (12b-1) Fees	0.15%
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.77%
Total Annual Fund Operating Expenses	1.22%

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example (USD $)	1 Year	3 Years	5 Years	10 Years
Class S Prospectus INVESCO Growth Allocation Fund Class S	124	387	670	1,477

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares Capital) or other unaffiliated advisers (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they both are indirect wholly-owned subsidiaries of Invesco Ltd. The Fund's target allocation is to invest approximately 65%-75% of its total assets in underlying funds that invest primarily in equity securities (equity funds), approximately 5%-10% of its total assets in underlying funds that invest primarily in fixed-income securities (fixed-income funds) and approximately 20%-25% of its total assets in alternative asset classes and investment strategies which may include commodities.

      Approximately 25%-30% of the assets that are invested will be allocated to underlying funds that invest primarily in foreign securities. Approximately 5%-7% of the assets that are invested in alternative asset classes will be allocated to underlying funds that invest primarily in commodities.

      The Fund may also invest up to 20% of its total assets in affiliated or unaffiliated exchange-traded funds.

      The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

Based on the portfolio managers' research, the strategic allocations of the portfolios are broadly diversified to gain exposure to areas of the market that the portfolio managers believe may perform well over a full market cycle, including periods of adverse economic environments such as recessions and inflationary growth. The portfolio managers gain exposure to the desired asset class by selecting the most representative funds. The Adviser rebalances the Fund's investments in the underlying funds on a quarterly basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

      Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying fund's income and distributions to shareholders.

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

      Commodity Risk. Invesco Balanced-Risk Allocation Fund's, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

      Concentration Risk. To the extent an underlying fund invests a greater amount in any one sector or industry, an underlying fund's performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.

      Convertible Securities Risk. An underlying fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

       Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

       Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Linked Notes Risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be "funded" such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

      Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

       Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

      Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

       Exchange-Traded Funds Risk. An investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund's shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund's shares; (3) the listing exchange halting trading of the exchange-traded fund's shares; (4) failure of the exchange-traded fund's shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Financial Institutions Risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution.

      Foreign Securities Risk. An underlying fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      Geographic Focus Risk. From time to time an underlying fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If an underlying fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An underlying fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

      Growth Investing Risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

      High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

      Indexing Risk. Unlike many investment companies, certain underlying exchange-traded funds do not utilize an investing strategy that seeks returns in excess of their benchmark indices. Such underlying exchange-traded funds would not necessarily buy or sell a security due to its general underperformance, unless that security is added to or removed from the applicable benchmark index.

      Investing in the European Union Risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union's enlargement to the south and east, and resolution of the European Union's problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state's market to cause a similar effect on other member states' markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund's use of derivatives that provide leveraged exposure to government bonds.

      Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds.

      Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

       Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Market Trading Risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.

      Mortgage- and Asset-Backed Securities Risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing an underlying fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

      Non-Correlation Risk. The return of an underlying fund's preferred equity segment may not match the return of the Index for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Index. In addition, the performance of the preferred equity segment and the Index may vary due to asset valuation differences and differences between the preferred equity segment and the Index resulting from legal restrictions, costs or liquidity constraints.

      Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

      Preferred Securities Risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an underlying fund owns a security that is deferring or omitting its distributions, an underlying fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

      Reinvestment Risk. Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

      REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund's holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, an underlying fund may own real estate directly, which involves the following additional risks: environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes.

      Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

      Sovereign Debt Risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund's prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

       Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

      Tax Risk. If the U.S. Treasury Department were to exercise its authority to issue regulations that exclude from the definition of "qualifying income" foreign currency gains not directly related to an underlying fund's business of investing in securities, the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund's Board may authorize a significant change in investment strategy or fund liquidation.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

      Value Investing Style Risk. Certain of the underlying funds emphasize a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns

Class S shares year-to-date (ended March 28, 2013): 5.60% Best Quarter (ended September 30, 2010): 11.31% Worst Quarter (ended September 30, 2011): -11.27%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class S Prospectus INVESCO Growth Allocation Fund		1 Year	5 Years	Since Inception	Inception Date
Class S shares	[1]	14.70%	0.02%	5.33%	Sep 25, 2009
Class S shares Return After Taxes on Distributions	[1]	14.00%	(0.61%)	4.73%	Sep 25, 2009
Class S shares Return After Taxes on Distributions and Sale of Fund Shares	[1]	9.94%	(0.22%)	4.45%	Sep 25, 2009
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	5.12%
Custom Growth Allocation Index (reflects no deduction for fees, expenses or taxes)		14.35%	0.45%	5.40%
Lipper Multi-Cap Core Funds Index		16.15%	1.53%	5.40%
[1]	Class S shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund's Class A shares is April 30, 2004.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class S Prospectus | INVESCO Growth Allocation Fund
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summaries - INVESCO GROWTH ALLOCATION FUND
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is long-term growth of capital consistent with a higher level of risk relative to the broad stock market.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	10.00%
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares Capital) or other unaffiliated advisers (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they both are indirect wholly-owned subsidiaries of Invesco Ltd. The Fund's target allocation is to invest approximately 65%-75% of its total assets in underlying funds that invest primarily in equity securities (equity funds), approximately 5%-10% of its total assets in underlying funds that invest primarily in fixed-income securities (fixed-income funds) and approximately 20%-25% of its total assets in alternative asset classes and investment strategies which may include commodities.

      Approximately 25%-30% of the assets that are invested will be allocated to underlying funds that invest primarily in foreign securities. Approximately 5%-7% of the assets that are invested in alternative asset classes will be allocated to underlying funds that invest primarily in commodities.

      The Fund may also invest up to 20% of its total assets in affiliated or unaffiliated exchange-traded funds.

      The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

		Based on the portfolio managers' research, the strategic allocations of the portfolios are broadly diversified to gain exposure to areas of the market that the portfolio managers believe may perform well over a full market cycle, including periods of adverse economic environments such as recessions and inflationary growth. The portfolio managers gain exposure to the desired asset class by selecting the most representative funds. The Adviser rebalances the Fund's investments in the underlying funds on a quarterly basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

      Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying fund's income and distributions to shareholders.

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

      Commodity Risk. Invesco Balanced-Risk Allocation Fund's, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

      Concentration Risk. To the extent an underlying fund invests a greater amount in any one sector or industry, an underlying fund's performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.

      Convertible Securities Risk. An underlying fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

       Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

       Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Linked Notes Risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be "funded" such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

      Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

       Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

      Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

       Exchange-Traded Funds Risk. An investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund's shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund's shares; (3) the listing exchange halting trading of the exchange-traded fund's shares; (4) failure of the exchange-traded fund's shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Financial Institutions Risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution.

      Foreign Securities Risk. An underlying fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      Geographic Focus Risk. From time to time an underlying fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If an underlying fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An underlying fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

      Growth Investing Risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

      High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

      Indexing Risk. Unlike many investment companies, certain underlying exchange-traded funds do not utilize an investing strategy that seeks returns in excess of their benchmark indices. Such underlying exchange-traded funds would not necessarily buy or sell a security due to its general underperformance, unless that security is added to or removed from the applicable benchmark index.

      Investing in the European Union Risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union's enlargement to the south and east, and resolution of the European Union's problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state's market to cause a similar effect on other member states' markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund's use of derivatives that provide leveraged exposure to government bonds.

      Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds.

      Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

       Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Market Trading Risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.

      Mortgage- and Asset-Backed Securities Risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing an underlying fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

      Non-Correlation Risk. The return of an underlying fund's preferred equity segment may not match the return of the Index for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Index. In addition, the performance of the preferred equity segment and the Index may vary due to asset valuation differences and differences between the preferred equity segment and the Index resulting from legal restrictions, costs or liquidity constraints.

      Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

      Preferred Securities Risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an underlying fund owns a security that is deferring or omitting its distributions, an underlying fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

      Reinvestment Risk. Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

      REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund's holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, an underlying fund may own real estate directly, which involves the following additional risks: environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes.

      Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

      Sovereign Debt Risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund's prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

       Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

      Tax Risk. If the U.S. Treasury Department were to exercise its authority to issue regulations that exclude from the definition of "qualifying income" foreign currency gains not directly related to an underlying fund's business of investing in securities, the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund's Board may authorize a significant change in investment strategy or fund liquidation.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

      Value Investing Style Risk. Certain of the underlying funds emphasize a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

		Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class S shares year-to-date (ended March 28, 2013): 5.60% Best Quarter (ended September 30, 2010): 11.31% Worst Quarter (ended September 30, 2011): -11.27%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class S shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S shares only and after-tax returns for other classes will vary.
Class S Prospectus | INVESCO Growth Allocation Fund | Class S
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.15%
Other Expenses	rr_OtherExpensesOverAssets	0.30%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.77%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.22%
1 Year	rr_ExpenseExampleYear01	124
3 Years	rr_ExpenseExampleYear03	387
5 Years	rr_ExpenseExampleYear05	670
10 Years	rr_ExpenseExampleYear10	1,477
2010	rr_AnnualReturn2010	12.92%
2011	rr_AnnualReturn2011	(0.87%)
2012	rr_AnnualReturn2012	14.70%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class S shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	5.60%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Sep 30, 2010
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	11.31%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Sep 30, 2011
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(11.27%)
1 Year	rr_AverageAnnualReturnYear01	14.70%	[1]
5 Years	rr_AverageAnnualReturnYear05	0.02%	[1]
Since Inception	rr_AverageAnnualReturnSinceInception	5.33%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Sep 25, 2009	[1]
Class S Prospectus | INVESCO Growth Allocation Fund | Return After Taxes on Distributions | Class S
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	14.00%	[1]
5 Years	rr_AverageAnnualReturnYear05	(0.61%)	[1]
Since Inception	rr_AverageAnnualReturnSinceInception	4.73%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Sep 25, 2009	[1]
Class S Prospectus | INVESCO Growth Allocation Fund | Return After Taxes on Distributions and Sale of Fund Shares | Class S
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	9.94%	[1]
5 Years	rr_AverageAnnualReturnYear05	(0.22%)	[1]
Since Inception	rr_AverageAnnualReturnSinceInception	4.45%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Sep 25, 2009	[1]
Class S Prospectus | INVESCO Growth Allocation Fund | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
Since Inception	rr_AverageAnnualReturnSinceInception	5.12%
Class S Prospectus | INVESCO Growth Allocation Fund | Custom Growth Allocation Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	14.35%
5 Years	rr_AverageAnnualReturnYear05	0.45%
Since Inception	rr_AverageAnnualReturnSinceInception	5.40%
Class S Prospectus | INVESCO Growth Allocation Fund | Lipper Multi-Cap Core Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.15%
5 Years	rr_AverageAnnualReturnYear05	1.53%
Since Inception	rr_AverageAnnualReturnSinceInception	5.40%

[1]	Class S shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund's Class A shares is April 30, 2004.

Class S Prospectus | INVESCO Moderate Allocation Fund
Fund Summaries ‒ INVESCO MODERATE ALLOCATION FUND
Investment Objective(s)
The Fund's investment objective is total return consistent with a moderate level of risk relative to the broad stock market.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees	Class S Prospectus INVESCO Moderate Allocation Fund Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses	Class S Prospectus INVESCO Moderate Allocation Fund Class S
Management Fees	none
Distribution and/or Service (12b-1) Fees	0.15%
Other Expenses	0.23%
Acquired Fund Fees and Expenses	0.72%
Total Annual Fund Operating Expenses	1.10%

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example (USD $)	1 Year	3 Years	5 Years	10 Years
Class S Prospectus INVESCO Moderate Allocation Fund Class S	112	350	606	1,340

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares Capital) or other unaffiliated advisers (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they are both indirect wholly-owned subsidiaries of Invesco Ltd. The Fund's target allocation is to invest approximately 47%—57% of its total assets in underlying funds that invest primarily in equity securities (equity funds), approximately 25%—35% of its total assets in underlying funds that invest primarily in fixed-income securities (fixed-income funds) and approximately 15%—20% of its total assets in alternative asset classes and investment strategies which may include commodities.

      Approximately 20%—25% of the assets that are invested will be allocated to underlying funds that invest primarily in foreign securities. Approximately 4%—6% of the assets that are invested in alternative asset classes will be allocated to underlying funds that invest primarily in commodities.

      The Fund may also invest up to 20% of its total assets in affiliated or unaffiliated exchange-traded funds.

      The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

      Based on the portfolio managers' research, the strategic allocations of the portfolios are broadly diversified to gain exposure to areas of the  market that the portfolio managers believe may perform well over a full market cycle, including periods of adverse economic environments such as recessions and inflationary growth. The portfolio managers gain exposure to the desired asset class by selecting the most representative funds. The Adviser rebalances the Fund's investments in the underlying funds on a quarterly basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.

In attempting to meet their investment objectives, certain underlying funds engage in active and frequent trading of portfolio securities.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

      Active Trading Risk. Certain underlying funds engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

      Commodity Risk. Invesco Balanced-Risk Allocation Fund's, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

      Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

      Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

      Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the underlying fund may decline below the price of the mortgage-related securities sold by the underlying fund that it is obligated to repurchase.

      Exchange-Traded Funds Risk. An investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund's shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund's shares; (3) the listing exchange halting trading of the exchange-traded fund's shares; (4) failure of the exchange-traded fund's shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Foreign Securities Risk. An underlying fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund's use of derivatives that provide leveraged exposure to government bonds.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds.

      Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Mortgage- and Asset-Backed Securities Risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing an underlying fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

      Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

      Reinvestment Risk. Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund's prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

      Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns

Class S shares year-to-date (ended March 28, 2013): 4.24% Best Quarter (ended September 30, 2010): 8.49% Worst Quarter (ended September 30, 2011): -7.84%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class S Prospectus INVESCO Moderate Allocation Fund		1 Year	5 Years	Since Inception	Inception Date
Class S shares:	[1]	13.31%	2.38%	5.49%	Sep 25, 2009
Class S shares: Return After Taxes on Distributions	[1]	12.08%	1.25%	4.44%	Sep 25, 2009
Class S shares: Return After Taxes on Distributions and Sale of Fund Shares	[1]	8.94%	1.42%	4.24%	Sep 25, 2009
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	5.12%
Custom Moderate Allocation Index (reflects no deduction for fees, expenses or taxes)		11.84%	2.99%	5.80%
Lipper Mixed-Asset Target Allocation Moderate Funds Index		11.74%	2.52%	5.01%
[1]	Class S shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund's Class A shares is April 30, 2004.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class S Prospectus | INVESCO Moderate Allocation Fund
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summaries ‒ INVESCO MODERATE ALLOCATION FUND
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is total return consistent with a moderate level of risk relative to the broad stock market.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	11.00%
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares Capital) or other unaffiliated advisers (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they are both indirect wholly-owned subsidiaries of Invesco Ltd. The Fund's target allocation is to invest approximately 47%—57% of its total assets in underlying funds that invest primarily in equity securities (equity funds), approximately 25%—35% of its total assets in underlying funds that invest primarily in fixed-income securities (fixed-income funds) and approximately 15%—20% of its total assets in alternative asset classes and investment strategies which may include commodities.

      Approximately 20%—25% of the assets that are invested will be allocated to underlying funds that invest primarily in foreign securities. Approximately 4%—6% of the assets that are invested in alternative asset classes will be allocated to underlying funds that invest primarily in commodities.

      The Fund may also invest up to 20% of its total assets in affiliated or unaffiliated exchange-traded funds.

      The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

      Based on the portfolio managers' research, the strategic allocations of the portfolios are broadly diversified to gain exposure to areas of the  market that the portfolio managers believe may perform well over a full market cycle, including periods of adverse economic environments such as recessions and inflationary growth. The portfolio managers gain exposure to the desired asset class by selecting the most representative funds. The Adviser rebalances the Fund's investments in the underlying funds on a quarterly basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.

		In attempting to meet their investment objectives, certain underlying funds engage in active and frequent trading of portfolio securities.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

      Active Trading Risk. Certain underlying funds engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

      Commodity Risk. Invesco Balanced-Risk Allocation Fund's, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

      Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

      Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

      Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the underlying fund may decline below the price of the mortgage-related securities sold by the underlying fund that it is obligated to repurchase.

      Exchange-Traded Funds Risk. An investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund's shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund's shares; (3) the listing exchange halting trading of the exchange-traded fund's shares; (4) failure of the exchange-traded fund's shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Foreign Securities Risk. An underlying fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund's use of derivatives that provide leveraged exposure to government bonds.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds.

      Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Mortgage- and Asset-Backed Securities Risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing an underlying fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

      Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

      Reinvestment Risk. Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund's prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

      Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

		Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class S shares year-to-date (ended March 28, 2013): 4.24% Best Quarter (ended September 30, 2010): 8.49% Worst Quarter (ended September 30, 2011): -7.84%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class S shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S shares only and after-tax returns for other classes will vary.
Class S Prospectus | INVESCO Moderate Allocation Fund | Class S
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.15%
Other Expenses	rr_OtherExpensesOverAssets	0.23%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.72%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.10%
1 Year	rr_ExpenseExampleYear01	112
3 Years	rr_ExpenseExampleYear03	350
5 Years	rr_ExpenseExampleYear05	606
10 Years	rr_ExpenseExampleYear10	1,340
2010	rr_AnnualReturn2010	12.15%
2011	rr_AnnualReturn2011	1.35%
2012	rr_AnnualReturn2012	13.31%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class S shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	4.24%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Sep 30, 2010
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	8.49%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Sep 30, 2011
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(7.84%)
1 Year	rr_AverageAnnualReturnYear01	13.31%	[1]
5 Years	rr_AverageAnnualReturnYear05	2.38%	[1]
Since Inception	rr_AverageAnnualReturnSinceInception	5.49%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Sep 25, 2009	[1]
Class S Prospectus | INVESCO Moderate Allocation Fund | Return After Taxes on Distributions | Class S
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	12.08%	[1]
5 Years	rr_AverageAnnualReturnYear05	1.25%	[1]
Since Inception	rr_AverageAnnualReturnSinceInception	4.44%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Sep 25, 2009	[1]
Class S Prospectus | INVESCO Moderate Allocation Fund | Return After Taxes on Distributions and Sale of Fund Shares | Class S
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	8.94%	[1]
5 Years	rr_AverageAnnualReturnYear05	1.42%	[1]
Since Inception	rr_AverageAnnualReturnSinceInception	4.24%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Sep 25, 2009	[1]
Class S Prospectus | INVESCO Moderate Allocation Fund | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
Since Inception	rr_AverageAnnualReturnSinceInception	5.12%
Class S Prospectus | INVESCO Moderate Allocation Fund | Custom Moderate Allocation Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.84%
5 Years	rr_AverageAnnualReturnYear05	2.99%
Since Inception	rr_AverageAnnualReturnSinceInception	5.80%
Class S Prospectus | INVESCO Moderate Allocation Fund | Lipper Mixed-Asset Target Allocation Moderate Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.74%
5 Years	rr_AverageAnnualReturnYear05	2.52%
Since Inception	rr_AverageAnnualReturnSinceInception	5.01%

[1]	Class S shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund's Class A shares is April 30, 2004.

Class R5 Prospectus | Invesco Conservative Allocation Fund
Fund Summaries - INVESCO CONSERVATIVE ALLOCATION FUND
Investment Objective(s)
The Fund's investment objective is total return consistent with a lower level of risk relative to the broad stock market.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees	Class R5 Prospectus Invesco Conservative Allocation Fund Class R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses	Class R5 Prospectus Invesco Conservative Allocation Fund Class R5
Management Fees	none
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.21%
Acquired Fund Fees and Expenses	0.65%
Total Annual Fund Operating Expenses	0.86%

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example (USD $)	1 Year	3 Years	5 Years	10 Years
Class R5 Prospectus Invesco Conservative Allocation Fund Class R5	88	274	477	1,061

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares Capital) or other unaffiliated advisers (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they are both indirect wholly-owned subsidiaries of Invesco Ltd. The Fund's target allocation is to invest approximately 27%-37% of its total assets in underlying funds that invest primarily in equity securities (equity funds), approximately 50%-60% of its total assets in underlying funds that invest primarily in fixed-income securities (fixed-income funds) and approximately 10%-15% of its total assets in alternative asset classes and investment strategies which may include commodities.

      Approximately 15%-20% of the assets that are invested will be allocated to underlying funds that invest primarily in foreign securities. Approximately 3%-5% of the assets that are invested in alternative asset classes will be allocated to underlying funds that invest primarily in commodities.

      The Fund may also invest up to 20% of its total assets in affiliated or unaffiliated exchange-traded funds.

      The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

      Based on the portfolio managers' research, the strategic allocations of the portfolios are broadly diversified to gain exposure to areas of the market that the portfolio managers believe may perform well over a full market cycle, including periods of adverse economic environments such as recessions and inflationary growth. The portfolio managers gain exposure to the desired asset class by selecting the most representative funds. The Adviser rebalances the Fund's investments in the underlying funds on a quarterly basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.

In attempting to meet their investment objectives, certain underlying funds engage in active and frequent trading of portfolio securities.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

      Active Trading Risk. Certain underlying funds engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

      Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying fund’s income and distributions to shareholders.

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

      Commodity Risk. Invesco Balanced-Risk Allocation Fund’s, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

      Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

       Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

      Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the underlying fund may decline below the price of the mortgage-related securities sold by the underlying fund that it is obligated to repurchase.

       Exchange-Traded Funds Risk. An investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Foreign Securities Risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Fund of Funds Risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

      Indexing Risk. Unlike many investment companies, certain underlying exchange-traded funds do not utilize an investing strategy that seeks returns in excess of their benchmark indices. Such underlying exchange-traded funds would not necessarily buy or sell a security due to its general underperformance, unless that security is added to or removed from the applicable benchmark index.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund’s use of derivatives that provide leveraged exposure to government bonds.

      Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds.

      Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

      Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Market Trading Risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.

      Mortgage- and Asset-Backed Securities Risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing an underlying fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

      Non-Correlation Risk. An underlying fund's return may not match the return of the underlying index of certain underlying exchange-traded funds for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the underlying index of certain exchange-traded funds, and incurs costs in buying and selling securities, especially when rebalancing an underlying fund's securities holdings to reflect changes in the composition of the underlying index of certain underlying exchange-traded funds. In addition, the performance of an underlying fund and the underlying index of certain underlying exchange-traded funds may vary due to asset valuation differences and differences between an underlying fund's portfolio and the underlying index of certain underlying exchange-traded funds resulting from legal restrictions, cost or liquidity constraints.

      Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

      Reinvestment Risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

       Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns

Class R5 shares year-to-date (ended March 28, 2013): 2.80% Best Quarter (ended September 30, 2009): 9.49% Worst Quarter (ended December 31, 2008): -10.02%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class R5 Prospectus Invesco Conservative Allocation Fund	1 Year	5 Years	Since Inception	Inception Date
Class R5 shares	11.56%	3.40%	5.08%	Apr 29, 2005
Class R5 shares Return After Taxes on Distributions	10.29%	2.02%	3.79%	Apr 29, 2005
Class R5 shares Return After Taxes on Distributions and Sale of Fund Shares	7.66%	2.10%	3.66%	Apr 29, 2005
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.96%	Apr 30, 2005
Custom Conservative Allocation Index (reflects no deduction for fees, expenses or taxes)	8.02%	4.91%	5.56%	Apr 30, 2005
Lipper Mixed-Asset Target Allocation Conservative Funds Index	8.92%	4.32%	5.45%	Apr 30, 2005

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class R5 Prospectus | Invesco Conservative Allocation Fund
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summaries - INVESCO CONSERVATIVE ALLOCATION FUND
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is total return consistent with a lower level of risk relative to the broad stock market.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	9.00%
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares Capital) or other unaffiliated advisers (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they are both indirect wholly-owned subsidiaries of Invesco Ltd. The Fund's target allocation is to invest approximately 27%-37% of its total assets in underlying funds that invest primarily in equity securities (equity funds), approximately 50%-60% of its total assets in underlying funds that invest primarily in fixed-income securities (fixed-income funds) and approximately 10%-15% of its total assets in alternative asset classes and investment strategies which may include commodities.

      Approximately 15%-20% of the assets that are invested will be allocated to underlying funds that invest primarily in foreign securities. Approximately 3%-5% of the assets that are invested in alternative asset classes will be allocated to underlying funds that invest primarily in commodities.

      The Fund may also invest up to 20% of its total assets in affiliated or unaffiliated exchange-traded funds.

      The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

      Based on the portfolio managers' research, the strategic allocations of the portfolios are broadly diversified to gain exposure to areas of the market that the portfolio managers believe may perform well over a full market cycle, including periods of adverse economic environments such as recessions and inflationary growth. The portfolio managers gain exposure to the desired asset class by selecting the most representative funds. The Adviser rebalances the Fund's investments in the underlying funds on a quarterly basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.

		In attempting to meet their investment objectives, certain underlying funds engage in active and frequent trading of portfolio securities.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

      Active Trading Risk. Certain underlying funds engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

      Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying fund’s income and distributions to shareholders.

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

      Commodity Risk. Invesco Balanced-Risk Allocation Fund’s, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

      Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

       Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

      Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the underlying fund may decline below the price of the mortgage-related securities sold by the underlying fund that it is obligated to repurchase.

       Exchange-Traded Funds Risk. An investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Foreign Securities Risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Fund of Funds Risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

      Indexing Risk. Unlike many investment companies, certain underlying exchange-traded funds do not utilize an investing strategy that seeks returns in excess of their benchmark indices. Such underlying exchange-traded funds would not necessarily buy or sell a security due to its general underperformance, unless that security is added to or removed from the applicable benchmark index.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund’s use of derivatives that provide leveraged exposure to government bonds.

      Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds.

      Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

      Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Market Trading Risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.

      Mortgage- and Asset-Backed Securities Risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing an underlying fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

      Non-Correlation Risk. An underlying fund's return may not match the return of the underlying index of certain underlying exchange-traded funds for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the underlying index of certain exchange-traded funds, and incurs costs in buying and selling securities, especially when rebalancing an underlying fund's securities holdings to reflect changes in the composition of the underlying index of certain underlying exchange-traded funds. In addition, the performance of an underlying fund and the underlying index of certain underlying exchange-traded funds may vary due to asset valuation differences and differences between an underlying fund's portfolio and the underlying index of certain underlying exchange-traded funds resulting from legal restrictions, cost or liquidity constraints.

      Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

      Reinvestment Risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

       Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

		Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class R5 shares year-to-date (ended March 28, 2013): 2.80% Best Quarter (ended September 30, 2009): 9.49% Worst Quarter (ended December 31, 2008): -10.02%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class R5 Prospectus | Invesco Conservative Allocation Fund | Class R5
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.21%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.65%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	0.86%
1 Year	rr_ExpenseExampleYear01	88
3 Years	rr_ExpenseExampleYear03	274
5 Years	rr_ExpenseExampleYear05	477
10 Years	rr_ExpenseExampleYear10	1,061
2006	rr_AnnualReturn2006	8.41%
2007	rr_AnnualReturn2007	6.51%
2008	rr_AnnualReturn2008	(20.87%)
2009	rr_AnnualReturn2009	17.48%
2010	rr_AnnualReturn2010	9.57%
2011	rr_AnnualReturn2011	4.03%
2012	rr_AnnualReturn2012	11.56%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class R5 shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	2.80%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Sep 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	9.49%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(10.02%)
1 Year	rr_AverageAnnualReturnYear01	11.56%
5 Years	rr_AverageAnnualReturnYear05	3.40%
Since Inception	rr_AverageAnnualReturnSinceInception	5.08%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 29, 2005
Class R5 Prospectus | Invesco Conservative Allocation Fund | Return After Taxes on Distributions | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	10.29%
5 Years	rr_AverageAnnualReturnYear05	2.02%
Since Inception	rr_AverageAnnualReturnSinceInception	3.79%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 29, 2005
Class R5 Prospectus | Invesco Conservative Allocation Fund | Return After Taxes on Distributions and Sale of Fund Shares | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	7.66%
5 Years	rr_AverageAnnualReturnYear05	2.10%
Since Inception	rr_AverageAnnualReturnSinceInception	3.66%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 29, 2005
Class R5 Prospectus | Invesco Conservative Allocation Fund | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
Since Inception	rr_AverageAnnualReturnSinceInception	4.96%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2005
Class R5 Prospectus | Invesco Conservative Allocation Fund | Custom Conservative Allocation Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	8.02%
5 Years	rr_AverageAnnualReturnYear05	4.91%
Since Inception	rr_AverageAnnualReturnSinceInception	5.56%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2005
Class R5 Prospectus | Invesco Conservative Allocation Fund | Lipper Mixed-Asset Target Allocation Conservative Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	8.92%
5 Years	rr_AverageAnnualReturnYear05	4.32%
Since Inception	rr_AverageAnnualReturnSinceInception	5.45%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2005

Class R5 Prospectus | INVESCO Global Quantitative Core Fund
Fund Summaries - INVESCO GLOBAL QUANTITATIVE CORE FUND
Investment Objective(s)
The Fund's investment objective is long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees	Class R5 Prospectus INVESCO Global Quantitative Core Fund Class R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses	Class R5 Prospectus INVESCO Global Quantitative Core Fund Class R5
Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.26%
Total Annual Fund Operating Expenses	1.06%

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example (USD $)	1 Year	3 Years	5 Years	10 Years
Class R5 Prospectus INVESCO Global Quantitative Core Fund Class R5	108	337	585	1,294

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 72% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests primarily in equity securities and depositary receipts of domestic and foreign issuers. The principal types of equity securities in which the Fund invests are common and preferred stocks.

      The Fund invests, under normal circumstances, in securities of issuers located in at least three different countries, including the U.S. The Fund may also invest up to 20% of its net assets in securities of issuers located in emerging markets countries, i.e., those that are in the initial stages of their industrial cycles.

      The Fund invests primarily in the securities of large-capitalization issuers.

      The Fund can invest in derivative instruments including futures contracts.

      The Fund can use futures contracts, including index futures, to gain exposure to the broad market in connection with managing cash balances or to hedge against downside risk.

      The Fund uses the MSCI World Index as a guide in structuring the portfolio and selecting its investments, but will invest in both benchmark and non-benchmark securities. The Fund seeks to outperform the MSCI World Index by quantitatively evaluating fundamental and behavioral factors to forecast individual security returns and will apply proprietary risk and transaction cost models to forecast individual security risk and transaction costs. The portfolio managers incorporate these individual security forecasts to construct the optimal portfolio holdings and further manage risks.

      The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low deviation between the return of the MSCI World Index and the return of the portfolio.

      The portfolio managers will attempt to overweight securities with attractive characteristics identified in the evaluation process and underweight securities with unattractive characteristics. The security and portfolio evaluation process is repeated periodically.

The portfolio managers will consider selling or reducing a security position (i) if the forecasted return of a security becomes less attractive relative to industry peers or (ii) if a particular security's risk profile changes.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

      Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

      Foreign Securities Risk. The Fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Geographic Focus Risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

      Investing in the European Union Risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union's enlargement to the south and east, and resolution of the European Union's problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state's market to cause a similar effect on other member states' markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

      Management Risk. The investment techniques and risk analysis used by the Fund's portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund's securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns

Class R5 shares year-to-date (ended March 28, 2013): 10.53% Best Quarter (ended June 30, 2009): 20.40% Worst Quarter (ended December 31, 2008): -24.01%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class R5 Prospectus INVESCO Global Quantitative Core Fund		1 Year	5 Years	10 Years	Inception Date
Class R5 shares:	[1]	13.96%	(1.75%)	7.87%	Apr 30, 2004
Class R5 shares: Return After Taxes on Distributions	[1]	13.45%	(2.27%)	6.59%	Apr 30, 2004
Class R5 shares: Return After Taxes on Distributions and Sale of Fund Shares	[1]	9.74%	(1.60%)	6.56%	Apr 30, 2004
MSCI World Index���(reflects no deduction for fees, expenses or taxes)		15.83%	(1.18%)	7.51%
Lipper Global Multi-Cap Core Funds Index		16.19%	0.87%	8.37%
[1]	Class R5 shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund's Class A shares is September 15, 1997.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class R5 Prospectus | INVESCO Global Quantitative Core Fund
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summaries - INVESCO GLOBAL QUANTITATIVE CORE FUND
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is long-term growth of capital.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 72% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	72.00%
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund invests primarily in equity securities and depositary receipts of domestic and foreign issuers. The principal types of equity securities in which the Fund invests are common and preferred stocks.

      The Fund invests, under normal circumstances, in securities of issuers located in at least three different countries, including the U.S. The Fund may also invest up to 20% of its net assets in securities of issuers located in emerging markets countries, i.e., those that are in the initial stages of their industrial cycles.

      The Fund invests primarily in the securities of large-capitalization issuers.

      The Fund can invest in derivative instruments including futures contracts.

      The Fund can use futures contracts, including index futures, to gain exposure to the broad market in connection with managing cash balances or to hedge against downside risk.

      The Fund uses the MSCI World Index as a guide in structuring the portfolio and selecting its investments, but will invest in both benchmark and non-benchmark securities. The Fund seeks to outperform the MSCI World Index by quantitatively evaluating fundamental and behavioral factors to forecast individual security returns and will apply proprietary risk and transaction cost models to forecast individual security risk and transaction costs. The portfolio managers incorporate these individual security forecasts to construct the optimal portfolio holdings and further manage risks.

      The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low deviation between the return of the MSCI World Index and the return of the portfolio.

      The portfolio managers will attempt to overweight securities with attractive characteristics identified in the evaluation process and underweight securities with unattractive characteristics. The security and portfolio evaluation process is repeated periodically.

		The portfolio managers will consider selling or reducing a security position (i) if the forecasted return of a security becomes less attractive relative to industry peers or (ii) if a particular security's risk profile changes.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

      Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

      Foreign Securities Risk. The Fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Geographic Focus Risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

      Investing in the European Union Risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union's enlargement to the south and east, and resolution of the European Union's problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state's market to cause a similar effect on other member states' markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

      Management Risk. The investment techniques and risk analysis used by the Fund's portfolio managers may not produce the desired results.

		Market Risk. The prices of and the income generated by the Fund's securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class R5 shares year-to-date (ended March 28, 2013): 10.53% Best Quarter (ended June 30, 2009): 20.40% Worst Quarter (ended December 31, 2008): -24.01%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class R5 Prospectus | INVESCO Global Quantitative Core Fund | Class R5
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	0.80%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.26%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.06%
1 Year	rr_ExpenseExampleYear01	108
3 Years	rr_ExpenseExampleYear03	337
5 Years	rr_ExpenseExampleYear05	585
10 Years	rr_ExpenseExampleYear10	1,294
2005	rr_AnnualReturn2005	9.97%
2006	rr_AnnualReturn2006	19.40%
2007	rr_AnnualReturn2007	5.58%
2008	rr_AnnualReturn2008	(43.64%)
2009	rr_AnnualReturn2009	28.47%
2010	rr_AnnualReturn2010	13.76%
2011	rr_AnnualReturn2011	(2.44%)
2012	rr_AnnualReturn2012	13.96%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class R5 shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	10.53%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	20.40%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(24.01%)
1 Year	rr_AverageAnnualReturnYear01	13.96%	[1]
5 Years	rr_AverageAnnualReturnYear05	(1.75%)	[1]
10 Years	rr_AverageAnnualReturnYear10	7.87%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2004	[1]
Class R5 Prospectus | INVESCO Global Quantitative Core Fund | Return After Taxes on Distributions | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	13.45%	[1]
5 Years	rr_AverageAnnualReturnYear05	(2.27%)	[1]
10 Years	rr_AverageAnnualReturnYear10	6.59%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2004	[1]
Class R5 Prospectus | INVESCO Global Quantitative Core Fund | Return After Taxes on Distributions and Sale of Fund Shares | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	9.74%	[1]
5 Years	rr_AverageAnnualReturnYear05	(1.60%)	[1]
10 Years	rr_AverageAnnualReturnYear10	6.56%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2004	[1]
Class R5 Prospectus | INVESCO Global Quantitative Core Fund | MSCI World Index���(reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	15.83%
5 Years	rr_AverageAnnualReturnYear05	(1.18%)
10 Years	rr_AverageAnnualReturnYear10	7.51%
Class R5 Prospectus | INVESCO Global Quantitative Core Fund | Lipper Global Multi-Cap Core Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.19%
5 Years	rr_AverageAnnualReturnYear05	0.87%
10 Years	rr_AverageAnnualReturnYear10	8.37%

[1]	Class R5 shares' performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund's Class A shares is September 15, 1997.

Class R5 Prospectus | INVESCO Growth Allocation Fund
Fund Summaries - INVESCO GROWTH ALLOCATION FUND
Investment Objective(s)
The Fund's investment objective is long-term growth of capital consistent with a higher level of risk relative to the broad stock market.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees	Class R5 Prospectus INVESCO Growth Allocation Fund Class R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses	Class R5 Prospectus INVESCO Growth Allocation Fund Class R5
Management Fees	none
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.16%
Acquired Fund Fees and Expenses	0.77%
Total Annual Fund Operating Expenses	0.93%

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example (USD $)	1 Year	3 Years	5 Years	10 Years
Class R5 Prospectus INVESCO Growth Allocation Fund Class R5	95	296	515	1,143

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund is a “fund of funds,” and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares Capital) or other unaffiliated advisers (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they both are indirect wholly-owned subsidiaries of Invesco Ltd. The Fund’s target allocation is to invest approximately 65%-75% of its total assets in underlying funds that invest primarily in equity securities (equity funds), approximately 5%-10% of its total assets in underlying funds that invest primarily in fixed-income securities (fixed-income funds) and approximately 20%-25% of its total assets in alternative asset classes and investment strategies which may include commodities.

      Approximately 25%-30% of the assets that are invested will be allocated to underlying funds that invest primarily in foreign securities. Approximately 5%-7% of the assets that are invested in alternative asset classes will be allocated to underlying funds that invest primarily in commodities.

      The Fund may also invest up to 20% of its total assets in affiliated or unaffiliated exchange-traded funds.

      The Adviser uses a three-step process to create the Fund’s portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund’s asset class allocations, underlying funds and target weightings in the underlying funds.

Based on the portfolio managers’ research, the strategic allocations of the portfolios are broadly diversified to gain exposure to areas of the market that the portfolio managers believe may perform well over a full market cycle, including periods of adverse economic environments such as recessions and inflationary growth. The portfolio managers gain exposure to the desired asset class by selecting the most representative funds. The Adviser rebalances the Fund’s investments in the underlying funds on a quarterly basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund’s asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund’s SAI.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

      Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying fund’s income and distributions to shareholders.

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

      Commodity Risk. Invesco Balanced-Risk Allocation Fund’s, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

      Concentration Risk. To the extent an underlying fund invests a greater amount in any one sector or industry, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.

      Convertible Securities Risk. An underlying fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

       Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

       Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Linked Notes Risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

      Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

      Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

       Exchange-Traded Funds Risk. An investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Financial Institutions Risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution.

      Foreign Securities Risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Fund of Funds Risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      Geographic Focus Risk. From time to time an underlying fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If an underlying fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An underlying fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

      Growth Investing Risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

      High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

      Indexing Risk. Unlike many investment companies, certain underlying exchange-traded funds do not utilize an investing strategy that seeks returns in excess of their benchmark indices. Such underlying exchange-traded funds would not necessarily buy or sell a security due to its general underperformance, unless that security is added to or removed from the applicable benchmark index.

      Investing in the European Union Risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund’s use of derivatives that provide leveraged exposure to government bonds.

      Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds.

      Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

      Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Market Trading Risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.

      Mortgage- and Asset-Backed Securities Risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing an underlying fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

      Non-Correlation Risk. The return of an underlying fund’s preferred equity segment may not match the return of the Index for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Index. In addition, the performance of the preferred equity segment and the Index may vary due to asset valuation differences and differences between the preferred equity segment and the Index resulting from legal restrictions, costs or liquidity constraints.

       Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

      Preferred Securities Risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an underlying fund owns a security that is deferring or omitting its distributions, an underlying fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

      Reinvestment Risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

      REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, an underlying fund may own real estate directly, which involves the following additional risks: environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes.

      Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

      Sovereign Debt Risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

       Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

      Tax Risk. If the U.S. Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to an underlying fund’s business of investing in securities, the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund’s Board may authorize a significant change in investment strategy or fund liquidation.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

      Value Investing Style Risk. Certain of the underlying funds emphasize a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns

Class R5 shares year-to-date (ended March 28, 2013): 5.66% Best Quarter (ended June 30, 2009): 19.58% Worst Quarter (ended December 31, 2008): -23.30%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class R5 Prospectus INVESCO Growth Allocation Fund	1 Year	5 Years	Since Inception	Inception Date
Class R5 shares:	14.95%	0.27%	5.62%	Apr 30, 2004
Class R5 shares: Return After Taxes on Distributions	14.18%	(0.41%)	4.97%	Apr 30, 2004
Class R5 shares: Return After Taxes on Distributions and Sale of Fund Shares	10.14%	(0.02%)	4.69%	Apr 30, 2004
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	5.12%
Custom Growth Allocation Index (reflects no deduction for fees, expenses or taxes)	14.35%	0.45%	5.40%
Lipper Multi-Cap Core Funds Index	16.15%	1.53%	5.40%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class R5 Prospectus | INVESCO Growth Allocation Fund
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summaries - INVESCO GROWTH ALLOCATION FUND
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is long-term growth of capital consistent with a higher level of risk relative to the broad stock market.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	10.00%
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund is a “fund of funds,” and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares Capital) or other unaffiliated advisers (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they both are indirect wholly-owned subsidiaries of Invesco Ltd. The Fund’s target allocation is to invest approximately 65%-75% of its total assets in underlying funds that invest primarily in equity securities (equity funds), approximately 5%-10% of its total assets in underlying funds that invest primarily in fixed-income securities (fixed-income funds) and approximately 20%-25% of its total assets in alternative asset classes and investment strategies which may include commodities.

      Approximately 25%-30% of the assets that are invested will be allocated to underlying funds that invest primarily in foreign securities. Approximately 5%-7% of the assets that are invested in alternative asset classes will be allocated to underlying funds that invest primarily in commodities.

      The Fund may also invest up to 20% of its total assets in affiliated or unaffiliated exchange-traded funds.

      The Adviser uses a three-step process to create the Fund’s portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund’s asset class allocations, underlying funds and target weightings in the underlying funds.

		Based on the portfolio managers’ research, the strategic allocations of the portfolios are broadly diversified to gain exposure to areas of the market that the portfolio managers believe may perform well over a full market cycle, including periods of adverse economic environments such as recessions and inflationary growth. The portfolio managers gain exposure to the desired asset class by selecting the most representative funds. The Adviser rebalances the Fund’s investments in the underlying funds on a quarterly basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund’s asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund’s SAI.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

      Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying fund’s income and distributions to shareholders.

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

      Commodity Risk. Invesco Balanced-Risk Allocation Fund’s, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

      Concentration Risk. To the extent an underlying fund invests a greater amount in any one sector or industry, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.

      Convertible Securities Risk. An underlying fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

       Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

       Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Linked Notes Risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

      Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

      Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

       Exchange-Traded Funds Risk. An investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Financial Institutions Risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution.

      Foreign Securities Risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Fund of Funds Risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      Geographic Focus Risk. From time to time an underlying fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If an underlying fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An underlying fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

      Growth Investing Risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

      High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

      Indexing Risk. Unlike many investment companies, certain underlying exchange-traded funds do not utilize an investing strategy that seeks returns in excess of their benchmark indices. Such underlying exchange-traded funds would not necessarily buy or sell a security due to its general underperformance, unless that security is added to or removed from the applicable benchmark index.

      Investing in the European Union Risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund’s use of derivatives that provide leveraged exposure to government bonds.

      Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds.

      Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

      Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Market Trading Risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.

      Mortgage- and Asset-Backed Securities Risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing an underlying fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

      Non-Correlation Risk. The return of an underlying fund’s preferred equity segment may not match the return of the Index for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Index. In addition, the performance of the preferred equity segment and the Index may vary due to asset valuation differences and differences between the preferred equity segment and the Index resulting from legal restrictions, costs or liquidity constraints.

       Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

      Preferred Securities Risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an underlying fund owns a security that is deferring or omitting its distributions, an underlying fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

      Reinvestment Risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

      REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, an underlying fund may own real estate directly, which involves the following additional risks: environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes.

      Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

      Sovereign Debt Risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

       Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

      Tax Risk. If the U.S. Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to an underlying fund’s business of investing in securities, the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund’s Board may authorize a significant change in investment strategy or fund liquidation.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

      Value Investing Style Risk. Certain of the underlying funds emphasize a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

		Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class R5 shares year-to-date (ended March 28, 2013): 5.66% Best Quarter (ended June 30, 2009): 19.58% Worst Quarter (ended December 31, 2008): -23.30%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class R5 Prospectus | INVESCO Growth Allocation Fund | Class R5
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.16%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.77%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	0.93%
1 Year	rr_ExpenseExampleYear01	95
3 Years	rr_ExpenseExampleYear03	296
5 Years	rr_ExpenseExampleYear05	515
10 Years	rr_ExpenseExampleYear10	1,143
2005	rr_AnnualReturn2005	10.52%
2006	rr_AnnualReturn2006	16.98%
2007	rr_AnnualReturn2007	8.09%
2008	rr_AnnualReturn2008	(40.36%)
2009	rr_AnnualReturn2009	31.59%
2010	rr_AnnualReturn2010	13.24%
2011	rr_AnnualReturn2011	(0.78%)
2012	rr_AnnualReturn2012	14.95%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class R5 shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	5.66%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	19.58%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(23.30%)
1 Year	rr_AverageAnnualReturnYear01	14.95%
5 Years	rr_AverageAnnualReturnYear05	0.27%
Since Inception	rr_AverageAnnualReturnSinceInception	5.62%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2004
Class R5 Prospectus | INVESCO Growth Allocation Fund | Return After Taxes on Distributions | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	14.18%
5 Years	rr_AverageAnnualReturnYear05	(0.41%)
Since Inception	rr_AverageAnnualReturnSinceInception	4.97%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2004
Class R5 Prospectus | INVESCO Growth Allocation Fund | Return After Taxes on Distributions and Sale of Fund Shares | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	10.14%
5 Years	rr_AverageAnnualReturnYear05	(0.02%)
Since Inception	rr_AverageAnnualReturnSinceInception	4.69%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2004
Class R5 Prospectus | INVESCO Growth Allocation Fund | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
Since Inception	rr_AverageAnnualReturnSinceInception	5.12%
Class R5 Prospectus | INVESCO Growth Allocation Fund | Custom Growth Allocation Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	14.35%
5 Years	rr_AverageAnnualReturnYear05	0.45%
Since Inception	rr_AverageAnnualReturnSinceInception	5.40%
Class R5 Prospectus | INVESCO Growth Allocation Fund | Lipper Multi-Cap Core Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.15%
5 Years	rr_AverageAnnualReturnYear05	1.53%
Since Inception	rr_AverageAnnualReturnSinceInception	5.40%

Class R5 Prospectus | INVESCO Income Allocation Fund
Fund Summaries - INVESCO INCOME ALLOCATION FUND
Investment Objective(s)
The Fund's investment objective is current income and,
secondarily, growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees	Class R5 Prospectus INVESCO Income Allocation Fund Class R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses		Class R5 Prospectus INVESCO Income Allocation Fund Class R5
Management Fees		none
Distribution and/or Service (12b-1) Fees		none
Other Expenses		0.30%
Acquired Fund Fees and Expenses		0.63%
Total Annual Fund Operating Expenses		0.93%
Fee Waiver and/or Expense Reimbursement	[1]	0.30%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		0.63%
[1]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through April 30, 2014 to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) to 0.00% of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example (USD $)	1 Year	3 Years	5 Years	10 Years
Class R5 Prospectus INVESCO Income Allocation Fund Class R5	64	266	485	1,116

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by PowerShares Capital Management LLC (PowerShares Capital) or other unaffiliated advisers (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they are each indirect wholly-owned subsidiaries of Invesco Ltd. The Fund invests its assets in a selection of underlying funds which invest primarily in international or domestic equities, fixed-income securities or real estate investment trusts. The Fund's target allocation is to invest 60%-70% of its total assets in underlying funds that invest primarily in fixed-income securities and 30%-40% of its total assets in underlying funds that invest primarily in equity securities, including real estate investment trusts.

      The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

      The Adviser rebalances the Fund's investments in the underlying funds on an annual basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.

In attempting to meet their investment objectives, certain underlying funds engage in active and frequent trading of portfolio securities.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

      Active Trading Risk. Certain underlying funds engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

      Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying fund's income and distributions to shareholders.

      Collateralized Loan Obligations Risk. In addition to the normal interest rate, default and other risk of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, an underlying fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

      Concentration Risk. To the extent an underlying fund invests a greater amount in any one sector or industry, an underlying fund's performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.

      Convertible Securities Risk. An underlying fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

      Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Linked Notes Risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be "funded" such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

      Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

      Debt Securities Risk. An underlying fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.

      Defaulted Securities Risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

      Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the underlying fund may decline below the price of the mortgage-related securities sold by the underlying fund that it is obligated to repurchase.

      Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund's shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund's shares; (3) the listing exchange halting trading of the exchange-traded fund's shares; (4) failure of the exchange-traded fund's shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Financial Institutions Risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution.

      Floating Rate Risk. Some of the underlying funds may invest in senior secured floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.

      Foreign Securities Risk. An underlying fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

      Income Risk. The income you receive from an underlying fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from an underlying fund may drop as well.

      Industry Focus Risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund's performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing, changes in government regulation and interest rates, and the overall economy.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

      Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

       Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Market Trading Risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.

      Mortgage- and Asset-Backed Securities Risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing an underlying fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

      Non-Correlation Risk. The return of an underlying fund's preferred equity segment may not match the return of the Index for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Index. In addition, the performance of the preferred equity segment and the Index may vary due to asset valuation differences and differences between the preferred equity segment and the Index resulting from legal restrictions, costs or liquidity constraints.

       Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

      Preferred Securities Risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an underlying fund owns a security that is deferring or omitting its distributions, an underlying fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

      Prepayment Risk. An issuer's ability to prepay principal on a loan or debt security prior to maturity can limit an underlying fund's potential gains. Prepayments may require the underlying fund to replace the loan or debt security with a lower yielding security, adversely affecting an underlying fund's yield.

      Reinvestment Risk. Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

      REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund's holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, an underlying fund may own real estate directly, which involves the following additional risks: environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes.

      Short Sales Risk. Short sales may cause an underlying fund to repurchase a security at a higher price, causing a loss. As there is no limit on how much the price of the security can increase, an underlying fund's exposure is unlimited.

      Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

      Sovereign Debt Risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

      Tax Risk. If the U.S. Treasury Department were to exercise its authority to issue regulations that exclude from the definition of "qualifying income" foreign currency gains not directly related to an underlying fund's business of investing in securities, the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund's Board may authorize a significant change in investment strategy or fund liquidation.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

Value Investing Style Risk. Certain of the underlying funds emphasize a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns

Class R5 shares year-to-date (ended March 28, 2013): 3.75% Best Quarter (ended June 30, 2009): 11.04% Worst Quarter (ended December 31, 2008): -11.01%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class R5 Prospectus INVESCO Income Allocation Fund	1 Year	5 Years	Since Inception	Inception Date
Class R5 shares:	12.12%	4.80%	5.82%	Oct 31, 2005
Class R5 shares: Return After Taxes on Distributions	10.85%	3.20%	4.18%	Oct 31, 2005
Class R5 shares: Return After Taxes on Distributions and Sale of Fund Shares	8.06%	3.21%	4.09%	Oct 31, 2005
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.57%
Custom Income Allocation Index (reflects no deduction for fees, expenses or taxes)	9.77%	3.93%	6.21%
Lipper Mixed-Asset Target Allocation Conservative Funds Index	8.92%	4.32%	5.35%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class R5 Prospectus | INVESCO Income Allocation Fund
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summaries - INVESCO INCOME ALLOCATION FUND
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is current income and,
Objective, Secondary [Text Block]	rr_ObjectiveSecondaryTextBlock	secondarily, growth of capital.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fee Waiver or Reimbursement over Assets, Date of Termination	rr_FeeWaiverOrReimbursementOverAssetsDateOfTermination	April 30, 2014
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	20.00%
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by PowerShares Capital Management LLC (PowerShares Capital) or other unaffiliated advisers (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they are each indirect wholly-owned subsidiaries of Invesco Ltd. The Fund invests its assets in a selection of underlying funds which invest primarily in international or domestic equities, fixed-income securities or real estate investment trusts. The Fund's target allocation is to invest 60%-70% of its total assets in underlying funds that invest primarily in fixed-income securities and 30%-40% of its total assets in underlying funds that invest primarily in equity securities, including real estate investment trusts.

      The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

      The Adviser rebalances the Fund's investments in the underlying funds on an annual basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.

		In attempting to meet their investment objectives, certain underlying funds engage in active and frequent trading of portfolio securities.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

      Active Trading Risk. Certain underlying funds engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

      Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying fund's income and distributions to shareholders.

      Collateralized Loan Obligations Risk. In addition to the normal interest rate, default and other risk of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, an underlying fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

      Concentration Risk. To the extent an underlying fund invests a greater amount in any one sector or industry, an underlying fund's performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.

      Convertible Securities Risk. An underlying fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

      Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Linked Notes Risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be "funded" such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

      Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

      Debt Securities Risk. An underlying fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.

      Defaulted Securities Risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

      Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the underlying fund may decline below the price of the mortgage-related securities sold by the underlying fund that it is obligated to repurchase.

      Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund's shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund's shares; (3) the listing exchange halting trading of the exchange-traded fund's shares; (4) failure of the exchange-traded fund's shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Financial Institutions Risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution.

      Floating Rate Risk. Some of the underlying funds may invest in senior secured floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.

      Foreign Securities Risk. An underlying fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

      Income Risk. The income you receive from an underlying fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from an underlying fund may drop as well.

      Industry Focus Risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund's performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing, changes in government regulation and interest rates, and the overall economy.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

      Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

       Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Market Trading Risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.

      Mortgage- and Asset-Backed Securities Risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing an underlying fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

      Non-Correlation Risk. The return of an underlying fund's preferred equity segment may not match the return of the Index for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Index. In addition, the performance of the preferred equity segment and the Index may vary due to asset valuation differences and differences between the preferred equity segment and the Index resulting from legal restrictions, costs or liquidity constraints.

       Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

      Preferred Securities Risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an underlying fund owns a security that is deferring or omitting its distributions, an underlying fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

      Prepayment Risk. An issuer's ability to prepay principal on a loan or debt security prior to maturity can limit an underlying fund's potential gains. Prepayments may require the underlying fund to replace the loan or debt security with a lower yielding security, adversely affecting an underlying fund's yield.

      Reinvestment Risk. Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

      REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund's holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, an underlying fund may own real estate directly, which involves the following additional risks: environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes.

      Short Sales Risk. Short sales may cause an underlying fund to repurchase a security at a higher price, causing a loss. As there is no limit on how much the price of the security can increase, an underlying fund's exposure is unlimited.

      Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

      Sovereign Debt Risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

      Tax Risk. If the U.S. Treasury Department were to exercise its authority to issue regulations that exclude from the definition of "qualifying income" foreign currency gains not directly related to an underlying fund's business of investing in securities, the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund's Board may authorize a significant change in investment strategy or fund liquidation.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

		Value Investing Style Risk. Certain of the underlying funds emphasize a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class R5 shares year-to-date (ended March 28, 2013): 3.75% Best Quarter (ended June 30, 2009): 11.04% Worst Quarter (ended December 31, 2008): -11.01%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class R5 Prospectus | INVESCO Income Allocation Fund | Class R5
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.30%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.63%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	0.93%
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	(0.30%) [1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	0.63%
1 Year	rr_ExpenseExampleYear01	64
3 Years	rr_ExpenseExampleYear03	266
5 Years	rr_ExpenseExampleYear05	485
10 Years	rr_ExpenseExampleYear10	1,116
2006	rr_AnnualReturn2006	11.87%
2007	rr_AnnualReturn2007	3.66%
2008	rr_AnnualReturn2008	(18.57%)
2009	rr_AnnualReturn2009	20.95%
2010	rr_AnnualReturn2010	10.30%
2011	rr_AnnualReturn2011	3.81%
2012	rr_AnnualReturn2012	12.12%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class R5 shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	3.75%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	11.04%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(11.01%)
1 Year	rr_AverageAnnualReturnYear01	12.12%
5 Years	rr_AverageAnnualReturnYear05	4.80%
Since Inception	rr_AverageAnnualReturnSinceInception	5.82%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 31, 2005
Class R5 Prospectus | INVESCO Income Allocation Fund | Return After Taxes on Distributions | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	10.85%
5 Years	rr_AverageAnnualReturnYear05	3.20%
Since Inception	rr_AverageAnnualReturnSinceInception	4.18%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 31, 2005
Class R5 Prospectus | INVESCO Income Allocation Fund | Return After Taxes on Distributions and Sale of Fund Shares | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	8.06%
5 Years	rr_AverageAnnualReturnYear05	3.21%
Since Inception	rr_AverageAnnualReturnSinceInception	4.09%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 31, 2005
Class R5 Prospectus | INVESCO Income Allocation Fund | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
Since Inception	rr_AverageAnnualReturnSinceInception	4.57%
Class R5 Prospectus | INVESCO Income Allocation Fund | Custom Income Allocation Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	9.77%
5 Years	rr_AverageAnnualReturnYear05	3.93%
Since Inception	rr_AverageAnnualReturnSinceInception	6.21%
Class R5 Prospectus | INVESCO Income Allocation Fund | Lipper Mixed-Asset Target Allocation Conservative Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	8.92%
5 Years	rr_AverageAnnualReturnYear05	4.32%
Since Inception	rr_AverageAnnualReturnSinceInception	5.35%

[1]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through April 30, 2014 to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) to 0.00% of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Class R5 Prospectus | INVESCO International Allocation Fund
Fund Summaries - INVESCO INTERNATIONAL ALLOCATION FUND
Investment Objective(s)
The Fund's investment objective is long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees	Class R5 Prospectus INVESCO International Allocation Fund Class R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses	Class R5 Prospectus INVESCO International Allocation Fund Class R5
Management Fees	none
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.22%
Acquired Fund Fees and Expenses	0.85%
Total Annual Fund Operating Expenses	1.07%

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example (USD $)	1 Year	3 Years	5 Years	10 Years
Class R5 Prospectus INVESCO International Allocation Fund Class R5	109	340	590	1,306

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares Capital) (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they are both indirect wholly-owned subsidiaries of Invesco Ltd. The Fund invests its assets in a selection of underlying funds that invest primarily in global or international securities. The underlying funds may invest a portion of their assets in securities of domestic issuers. The Fund's target allocation is to invest 100% of its total assets in underlying funds that invest primarily in equity securities. A portion of the underlying fund's assets may be invested in fixed-income securities.

      The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

The Adviser rebalances the Fund's investments in the underlying funds on an annual basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

      Concentration Risk. To the extent an underlying fund invests a greater amount in any one sector or industry, an underlying fund's performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.

      Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

      Dividend Paying Security Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also changes in the dividend policies of the companies in the Underlying Index and the capital resources available for such companies' dividend payments may affect the Fund.

      Exchange-Traded Funds Risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund's shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund's shares; (3) the listing exchange halting trading of the exchange-traded fund's shares; (4) failure of the exchange-traded fund's shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Financial Services Sector Risk. The financial services sector is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial services sector depends on the availability and cost of money and may fluctuate significantly in response to changes in government regulation, interest rates and general economic conditions. Businesses in the financial sector often operate with substantial financial leverage.

      Foreign Securities Risk. An underlying fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      Geographic Focus Risk. From time to time an underlying fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If an underlying fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An underlying fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

      Growth Investing Risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

      Indexing Risk. Unlike many investment companies, certain underlying exchange-traded funds do not utilize an investing strategy that seeks returns in excess of their benchmark indices. Such underlying exchange-traded funds would not necessarily buy or sell a security due to its general underperformance, unless that security is added to or removed from the applicable benchmark index.

      Investing in the European Union Risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union's enlargement to the south and east, and resolution of the European Union's problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state's market to cause a similar effect on other member states' markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

      Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Market Trading Risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.

      Non-Correlation Risk. An underlying fund's return may not match the return of the underlying index of certain underlying exchange-traded funds for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the underlying index of certain exchange-traded funds, and incurs costs in buying and selling securities, especially when rebalancing an underlying fund's securities holdings to reflect changes in the composition of the underlying index of certain underlying exchange-traded funds. In addition, the performance of an underlying fund and the underlying index of certain underlying exchange-traded funds may vary due to asset valuation differences and differences between an underlying fund's portfolio and the underlying index of certain underlying exchange-traded funds resulting from legal restrictions, cost or liquidity constraints.

      Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns

Class R5 shares year-to-date (ended March 28, 2013): 3.22% Best Quarter (ended June 30, 2009): 26.07% Worst Quarter (ended December 31, 2008): -23.26%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class R5 Prospectus INVESCO International Allocation Fund	1 Year	5 Years	Since Inception	Inception Date
Class R5 shares:	14.09%	(1.82%)	4.59%	Oct 31, 2005
Class R5 shares: Return After Taxes on Distributions	13.36%	(2.56%)	3.81%	Oct 31, 2005
Class R5 shares: Return After Taxes on Distributions and Sale of Fund Shares	10.11%	(1.69%)	3.78%	Oct 31, 2005
MSCI AC World Ex-US Index	16.83%	(2.89%)	4.61%
Lipper International Multi-Cap Core Funds Index	18.82%	(1.65%)	4.61%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class R5 Prospectus | INVESCO International Allocation Fund
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summaries - INVESCO INTERNATIONAL ALLOCATION FUND
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is long-term growth of capital.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	6.00%
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares Capital) (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they are both indirect wholly-owned subsidiaries of Invesco Ltd. The Fund invests its assets in a selection of underlying funds that invest primarily in global or international securities. The underlying funds may invest a portion of their assets in securities of domestic issuers. The Fund's target allocation is to invest 100% of its total assets in underlying funds that invest primarily in equity securities. A portion of the underlying fund's assets may be invested in fixed-income securities.

      The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

		The Adviser rebalances the Fund's investments in the underlying funds on an annual basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

      Concentration Risk. To the extent an underlying fund invests a greater amount in any one sector or industry, an underlying fund's performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.

      Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

      Dividend Paying Security Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also changes in the dividend policies of the companies in the Underlying Index and the capital resources available for such companies' dividend payments may affect the Fund.

      Exchange-Traded Funds Risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund's shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund's shares; (3) the listing exchange halting trading of the exchange-traded fund's shares; (4) failure of the exchange-traded fund's shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Financial Services Sector Risk. The financial services sector is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial services sector depends on the availability and cost of money and may fluctuate significantly in response to changes in government regulation, interest rates and general economic conditions. Businesses in the financial sector often operate with substantial financial leverage.

      Foreign Securities Risk. An underlying fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      Geographic Focus Risk. From time to time an underlying fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If an underlying fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An underlying fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

      Growth Investing Risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

      Indexing Risk. Unlike many investment companies, certain underlying exchange-traded funds do not utilize an investing strategy that seeks returns in excess of their benchmark indices. Such underlying exchange-traded funds would not necessarily buy or sell a security due to its general underperformance, unless that security is added to or removed from the applicable benchmark index.

      Investing in the European Union Risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union's enlargement to the south and east, and resolution of the European Union's problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state's market to cause a similar effect on other member states' markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

      Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Market Trading Risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.

      Non-Correlation Risk. An underlying fund's return may not match the return of the underlying index of certain underlying exchange-traded funds for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the underlying index of certain exchange-traded funds, and incurs costs in buying and selling securities, especially when rebalancing an underlying fund's securities holdings to reflect changes in the composition of the underlying index of certain underlying exchange-traded funds. In addition, the performance of an underlying fund and the underlying index of certain underlying exchange-traded funds may vary due to asset valuation differences and differences between an underlying fund's portfolio and the underlying index of certain underlying exchange-traded funds resulting from legal restrictions, cost or liquidity constraints.

      Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

		Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class R5 shares year-to-date (ended March 28, 2013): 3.22% Best Quarter (ended June 30, 2009): 26.07% Worst Quarter (ended December 31, 2008): -23.26%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class R5 Prospectus | INVESCO International Allocation Fund | Class R5
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.22%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.85%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.07%
1 Year	rr_ExpenseExampleYear01	109
3 Years	rr_ExpenseExampleYear03	340
5 Years	rr_ExpenseExampleYear05	590
10 Years	rr_ExpenseExampleYear10	1,306
2006	rr_AnnualReturn2006	26.64%
2007	rr_AnnualReturn2007	10.66%
2008	rr_AnnualReturn2008	(44.11%)
2009	rr_AnnualReturn2009	38.90%
2010	rr_AnnualReturn2010	12.37%
2011	rr_AnnualReturn2011	(8.34%)
2012	rr_AnnualReturn2012	14.09%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class R5 shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	3.22%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	26.07%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(23.26%)
1 Year	rr_AverageAnnualReturnYear01	14.09%
5 Years	rr_AverageAnnualReturnYear05	(1.82%)
Since Inception	rr_AverageAnnualReturnSinceInception	4.59%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 31, 2005
Class R5 Prospectus | INVESCO International Allocation Fund | Return After Taxes on Distributions | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	13.36%
5 Years	rr_AverageAnnualReturnYear05	(2.56%)
Since Inception	rr_AverageAnnualReturnSinceInception	3.81%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 31, 2005
Class R5 Prospectus | INVESCO International Allocation Fund | Return After Taxes on Distributions and Sale of Fund Shares | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	10.11%
5 Years	rr_AverageAnnualReturnYear05	(1.69%)
Since Inception	rr_AverageAnnualReturnSinceInception	3.78%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 31, 2005
Class R5 Prospectus | INVESCO International Allocation Fund | MSCI AC World Ex-US Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.83%
5 Years	rr_AverageAnnualReturnYear05	(2.89%)
Since Inception	rr_AverageAnnualReturnSinceInception	4.61%
Class R5 Prospectus | INVESCO International Allocation Fund | Lipper International Multi-Cap Core Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	18.82%
5 Years	rr_AverageAnnualReturnYear05	(1.65%)
Since Inception	rr_AverageAnnualReturnSinceInception	4.61%

Class R5 and R6 Prospectus | INVESCO Mid Cap Core Equity Fund
Fund Summaries - INVESCO MID CAP CORE EQUITY FUND
Investment Objective(s)
The Fund's investment objective is long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class R5 and R6 Prospectus INVESCO Mid Cap Core Equity Fund	Class R5	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class R5 and R6 Prospectus INVESCO Mid Cap Core Equity Fund		Class R5	Class R6
Management Fees		0.68%	0.68%
Distribution and/or Service (12b-1) Fees		none	none
Other Expenses	[1]	0.15%	0.06%
Total Annual Fund Operating Expenses	[1]	0.83%	0.74%
[1]	"Other Expenses" and "Total Annual Fund Operating Expenses" for Class R6 shares are based on estimated amounts for the current fiscal year.

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example Class R5 and R6 Prospectus INVESCO Mid Cap Core Equity Fund (USD $)	1 Year	3 Years	5 Years	10 Years
Class R5	85	265	460	1,025
Class R6	76	237	411	918

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-capitalization companies, and in derivatives and other instruments that have economic characteristics similar to such securities. The principal type of equity security in which the Fund invests is common stock.

      The Fund considers an issuer to be a mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized issuers included in the Russell Midcap® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2012, the capitalization of issuers in the Russell Midcap® Index ranged from $319.4 million to $21.5 billion.

      The Fund may invest up to 25% of its net assets in securities of foreign issuers, which may include securities of issuers located in emerging markets countries, i.e., those that are in the initial stages of their industrial cycles.

       The Fund can invest in derivative instruments including forward foreign currency contracts and futures contracts.

      The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

      The Fund can use futures contracts, including index futures, to gain exposure to the broad market by equitizing cash and as a hedge against downside risk.

      In selecting securities for the Fund, the portfolio managers conduct fundamental research of issuers to gain a thorough understanding of their business prospects, appreciation potential and return on invested capital (ROIC). The process they use to identify potential investments for the Fund includes three phases: financial analysis, business analysis and valuation analysis. Financial analysis evaluates an issuer's capital allocation, and provides vital insight into historical and potential ROIC which is a key indicator of business quality and caliber of management. Business analysis allows the team to determine an issuer's competitive positioning by identifying key drivers of the issuer, understanding industry challenges and evaluating the sustainability of competitive advantages. Both the financial and business analyses serve as a basis to construct valuation models that help estimate an issuer's value. The portfolio managers use three primary valuation techniques: discounted cash flow, traditional valuation multiples and net asset value. At the conclusion of their research process, the portfolio managers will generally invest in an issuer when they have determined it potentially has high or improving ROIC, quality management, a strong competitive position and is trading at an attractive valuation.

      The portfolio managers consider selling a security when it exceeds the target price, has not shown a demonstrable improvement in fundamentals or a more compelling investment opportunity exists.

The Fund employs a risk management strategy to help minimize loss of capital and reduce excessive volatility. Pursuant to this strategy, the Fund generally invests a substantial amount of its assets in cash and cash equivalents. As a result, the Fund may not achieve its investment objective.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

      Cash/Cash Equivalents Risk. Holding cash or cash equivalents may negatively affect performance.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

       Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

       Foreign Securities Risk. The Fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Management Risk. The investment techniques and risk analysis used by the Fund's portfolio managers may not produce the desired results.

      Market Risk. The prices of and the income generated by the Fund's securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns

Class R5 shares year-to-date (ended March 28, 2013): 11.26% Best Quarter (ended June 30, 2009): 17.03% Worst Quarter (ended December 31, 2008): -21.34%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class R5 and R6 Prospectus INVESCO Mid Cap Core Equity Fund		1 Year	5 Years	10 Years	Inception Date
Class R5 shares:		10.78%	2.33%	8.12%	Mar 15, 2002
Class R5 shares: Return After Taxes on Distributions		9.24%	1.67%	6.91%	Mar 15, 2002
Class R5 shares: Return After Taxes on Distributions and Sale of Fund Shares		8.50%	1.86%	6.92%	Mar 15, 2002
Class R6 shares:	[1]	10.56%	1.95%	7.65%	Sep 24, 2012
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	7.10%
Russell Midcap�� Index (reflects no deduction for fees, expenses or taxes)		17.28%	3.57%	10.65%
Lipper Mid-Cap Core Funds Index		16.27%	3.11%	9.27%
[1]	Class R6 shares' performance shown prior to the inception date is that of the Class A shares, and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund's Class A shares is June 9, 1987.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class R5 and R6 Prospectus | INVESCO Mid Cap Core Equity Fund
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summaries - INVESCO MID CAP CORE EQUITY FUND
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is long-term growth of capital.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	61.00%
Other Expenses, New Fund, Based on Estimates [Text]	rr_OtherExpensesNewFundBasedOnEstimates	"Other Expenses" and "Total Annual Fund Operating Expenses" for Class R6 shares are based on estimated amounts for the current fiscal year.
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-capitalization companies, and in derivatives and other instruments that have economic characteristics similar to such securities. The principal type of equity security in which the Fund invests is common stock.

      The Fund considers an issuer to be a mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized issuers included in the Russell Midcap® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2012, the capitalization of issuers in the Russell Midcap® Index ranged from $319.4 million to $21.5 billion.

      The Fund may invest up to 25% of its net assets in securities of foreign issuers, which may include securities of issuers located in emerging markets countries, i.e., those that are in the initial stages of their industrial cycles.

       The Fund can invest in derivative instruments including forward foreign currency contracts and futures contracts.

      The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

      The Fund can use futures contracts, including index futures, to gain exposure to the broad market by equitizing cash and as a hedge against downside risk.

      In selecting securities for the Fund, the portfolio managers conduct fundamental research of issuers to gain a thorough understanding of their business prospects, appreciation potential and return on invested capital (ROIC). The process they use to identify potential investments for the Fund includes three phases: financial analysis, business analysis and valuation analysis. Financial analysis evaluates an issuer's capital allocation, and provides vital insight into historical and potential ROIC which is a key indicator of business quality and caliber of management. Business analysis allows the team to determine an issuer's competitive positioning by identifying key drivers of the issuer, understanding industry challenges and evaluating the sustainability of competitive advantages. Both the financial and business analyses serve as a basis to construct valuation models that help estimate an issuer's value. The portfolio managers use three primary valuation techniques: discounted cash flow, traditional valuation multiples and net asset value. At the conclusion of their research process, the portfolio managers will generally invest in an issuer when they have determined it potentially has high or improving ROIC, quality management, a strong competitive position and is trading at an attractive valuation.

      The portfolio managers consider selling a security when it exceeds the target price, has not shown a demonstrable improvement in fundamentals or a more compelling investment opportunity exists.

		The Fund employs a risk management strategy to help minimize loss of capital and reduce excessive volatility. Pursuant to this strategy, the Fund generally invests a substantial amount of its assets in cash and cash equivalents. As a result, the Fund may not achieve its investment objective.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

      Cash/Cash Equivalents Risk. Holding cash or cash equivalents may negatively affect performance.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

       Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

       Foreign Securities Risk. The Fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Management Risk. The investment techniques and risk analysis used by the Fund's portfolio managers may not produce the desired results.

      Market Risk. The prices of and the income generated by the Fund's securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

		Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class R5 shares year-to-date (ended March 28, 2013): 11.26% Best Quarter (ended June 30, 2009): 17.03% Worst Quarter (ended December 31, 2008): -21.34%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.
Class R5 and R6 Prospectus | INVESCO Mid Cap Core Equity Fund | Class R5
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	0.68%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.15%	[1]
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	0.83%	[1]
1 Year	rr_ExpenseExampleYear01	85
3 Years	rr_ExpenseExampleYear03	265
5 Years	rr_ExpenseExampleYear05	460
10 Years	rr_ExpenseExampleYear10	1,025
2003	rr_AnnualReturn2003	28.02%
2004	rr_AnnualReturn2004	14.40%
2005	rr_AnnualReturn2005	7.92%
2006	rr_AnnualReturn2006	11.62%
2007	rr_AnnualReturn2007	10.33%
2008	rr_AnnualReturn2008	(27.19%)
2009	rr_AnnualReturn2009	30.84%
2010	rr_AnnualReturn2010	12.94%
2011	rr_AnnualReturn2011	(5.87%)
2012	rr_AnnualReturn2012	10.78%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class R5 shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	11.26%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	17.03%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(21.34%)
1 Year	rr_AverageAnnualReturnYear01	10.78%
5 Years	rr_AverageAnnualReturnYear05	2.33%
10 Years	rr_AverageAnnualReturnYear10	8.12%
Inception Date	rr_AverageAnnualReturnInceptionDate	Mar 15, 2002
Class R5 and R6 Prospectus | INVESCO Mid Cap Core Equity Fund | Class R6
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	0.68%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.06%	[1]
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	0.74%	[1]
1 Year	rr_ExpenseExampleYear01	76
3 Years	rr_ExpenseExampleYear03	237
5 Years	rr_ExpenseExampleYear05	411
10 Years	rr_ExpenseExampleYear10	918
1 Year	rr_AverageAnnualReturnYear01	10.56%	[2]
5 Years	rr_AverageAnnualReturnYear05	1.95%	[2]
10 Years	rr_AverageAnnualReturnYear10	7.65%	[2]
Inception Date	rr_AverageAnnualReturnInceptionDate	Sep 24, 2012	[2]
Class R5 and R6 Prospectus | INVESCO Mid Cap Core Equity Fund | Return After Taxes on Distributions | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	9.24%
5 Years	rr_AverageAnnualReturnYear05	1.67%
10 Years	rr_AverageAnnualReturnYear10	6.91%
Inception Date	rr_AverageAnnualReturnInceptionDate	Mar 15, 2002
Class R5 and R6 Prospectus | INVESCO Mid Cap Core Equity Fund | Return After Taxes on Distributions and Sale of Fund Shares | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	8.50%
5 Years	rr_AverageAnnualReturnYear05	1.86%
10 Years	rr_AverageAnnualReturnYear10	6.92%
Inception Date	rr_AverageAnnualReturnInceptionDate	Mar 15, 2002
Class R5 and R6 Prospectus | INVESCO Mid Cap Core Equity Fund | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
10 Years	rr_AverageAnnualReturnYear10	7.10%
Class R5 and R6 Prospectus | INVESCO Mid Cap Core Equity Fund | Russell Midcap�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	17.28%
5 Years	rr_AverageAnnualReturnYear05	3.57%
10 Years	rr_AverageAnnualReturnYear10	10.65%
Class R5 and R6 Prospectus | INVESCO Mid Cap Core Equity Fund | Lipper Mid-Cap Core Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.27%
5 Years	rr_AverageAnnualReturnYear05	3.11%
10 Years	rr_AverageAnnualReturnYear10	9.27%

[1]	"Other Expenses" and "Total Annual Fund Operating Expenses" for Class R6 shares are based on estimated amounts for the current fiscal year.
[2]	Class R6 shares' performance shown prior to the inception date is that of the Class A shares, and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund's Class A shares is June 9, 1987.

Class R5 Prospectus | INVESCO Moderate Allocation Fund
Fund Summaries - INVESCO MODERATE ALLOCATION FUND
Investment Objective(s)
The Fund's investment objective is total return consistent with a moderate level of risk relative to the broad stock market.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees	Class R5 Prospectus INVESCO Moderate Allocation Fund Class R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses	Class R5 Prospectus INVESCO Moderate Allocation Fund Class R5
Management Fees	none
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.13%
Acquired Fund Fees and Expenses	0.72%
Total Annual Fund Operating Expenses	0.85%

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example (USD $)	1 Year	3 Years	5 Years	10 Years
Class R5 Prospectus INVESCO Moderate Allocation Fund Class R5	87	271	471	1,049

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares Capital) or other unaffiliated advisers (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they are both indirect wholly-owned subsidiaries of Invesco Ltd. The Fund's target allocation is to invest approximately 47%—57% of its total assets in underlying funds that invest primarily in equity securities (equity funds), approximately 25%—35% of its total assets in underlying funds that invest primarily in fixed-income securities (fixed-income funds) and approximately 15%—20% of its total assets in alternative asset classes and investment strategies which may include commodities.

      Approximately 20%—25% of the assets that are invested will be allocated to underlying funds that invest primarily in foreign securities. Approximately 4%—6% of the assets that are invested in alternative asset classes will be allocated to underlying funds that invest primarily in commodities.

      The Fund may also invest up to 20% of its total assets in affiliated or unaffiliated exchange-traded funds.

      The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

      Based on the portfolio managers' research, the strategic allocations of the portfolios are broadly diversified to gain exposure to areas of the market that the portfolio managers believe may perform well over a full market cycle, including periods of adverse economic environments such as recessions and inflationary growth. The portfolio managers gain exposure to the desired asset class by selecting the most representative funds. The Adviser rebalances the Fund's investments in the underlying funds on a quarterly basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.

In attempting to meet their investment objectives, certain underlying funds engage in active and frequent trading of portfolio securities.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

      Active Trading Risk. Certain underlying funds engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

      Commodity Risk. Invesco Balanced-Risk Allocation Fund's, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

      Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

      Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

      Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the underlying fund may decline below the price of the mortgage-related securities sold by the underlying fund that it is obligated to repurchase.

      Exchange-Traded Funds Risk. An investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund's shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund's shares; (3) the listing exchange halting trading of the exchange-traded fund's shares; (4) failure of the exchange-traded fund's shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Foreign Securities Risk. An underlying fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund's use of derivatives that provide leveraged exposure to government bonds.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds.

      Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Mortgage- and Asset-Backed Securities Risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing an underlying fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

      Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

      Reinvestment Risk. Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund's prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

      Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns

Class R5 shares year-to-date (ended March 28, 2013): 4.23% Best Quarter (ended June 30, 2009): 14.40% Worst Quarter (ended December 31, 2008): -16.74%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class R5 Prospectus INVESCO Moderate Allocation Fund	1 Year	5 Years	Since Inception	Inception Date
Class R5 shares:	13.49%	2.59%	5.75%	Apr 30, 2004
Class R5 shares: Return After Taxes on Distributions	12.20%	1.40%	4.63%	Apr 30, 2004
Class R5 shares: Return After Taxes on Distributions and Sale of Fund Shares	9.07%	1.56%	4.42%	Apr 30, 2004
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	5.12%
Custom Moderate Allocation Index (reflects no deduction for fees, expenses or taxes)	11.84%	2.99%	5.80%
Lipper Mixed-Asset Target Allocation Moderate Funds Index	11.74%	2.52%	5.01%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class R5 Prospectus | INVESCO Moderate Allocation Fund
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summaries - INVESCO MODERATE ALLOCATION FUND
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is total return consistent with a moderate level of risk relative to the broad stock market.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	11.00%
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund is a "fund of funds," and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds advised by Invesco PowerShares Capital Management LLC (PowerShares Capital) or other unaffiliated advisers (the underlying funds). Invesco and PowerShares Capital are affiliates of each other as they are both indirect wholly-owned subsidiaries of Invesco Ltd. The Fund's target allocation is to invest approximately 47%—57% of its total assets in underlying funds that invest primarily in equity securities (equity funds), approximately 25%—35% of its total assets in underlying funds that invest primarily in fixed-income securities (fixed-income funds) and approximately 15%—20% of its total assets in alternative asset classes and investment strategies which may include commodities.

      Approximately 20%—25% of the assets that are invested will be allocated to underlying funds that invest primarily in foreign securities. Approximately 4%—6% of the assets that are invested in alternative asset classes will be allocated to underlying funds that invest primarily in commodities.

      The Fund may also invest up to 20% of its total assets in affiliated or unaffiliated exchange-traded funds.

      The Adviser uses a three-step process to create the Fund's portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of underlying funds to represent the broad asset classes and the determination by the Adviser of target weightings in these underlying funds; in the case where there are multiple funds in a broad asset class, the Adviser attempts to balance the amount of active risk contributed by each underlying fund in order to determine the allocation; and (3) the ongoing monitoring of the Fund's asset class allocations, underlying funds and target weightings in the underlying funds.

      Based on the portfolio managers' research, the strategic allocations of the portfolios are broadly diversified to gain exposure to areas of the market that the portfolio managers believe may perform well over a full market cycle, including periods of adverse economic environments such as recessions and inflationary growth. The portfolio managers gain exposure to the desired asset class by selecting the most representative funds. The Adviser rebalances the Fund's investments in the underlying funds on a quarterly basis to keep them at their target weightings. Although the Adviser has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so, the Fund's asset class weightings may not match the above percentage weightings during a quarter due to market fluctuations, cash flows and other factors. The Adviser may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. A list of the underlying funds and their target weightings is located in the Fund's SAI.

		In attempting to meet their investment objectives, certain underlying funds engage in active and frequent trading of portfolio securities.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the underlying funds, and therefore the Fund, are:

      Active Trading Risk. Certain underlying funds engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

      Commodity Risk. Invesco Balanced-Risk Allocation Fund's, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

      Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

      Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

      Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the underlying fund may decline below the price of the mortgage-related securities sold by the underlying fund that it is obligated to repurchase.

      Exchange-Traded Funds Risk. An investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund's shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund's shares; (3) the listing exchange halting trading of the exchange-traded fund's shares; (4) failure of the exchange-traded fund's shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Foreign Securities Risk. An underlying fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to an underlying fund's use of derivatives that provide leveraged exposure to government bonds.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds.

      Liquidity Risk. An underlying fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Mortgage- and Asset-Backed Securities Risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing an underlying fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

      Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

      Reinvestment Risk. Reinvestment risk is the risk that a bond's cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the underlying fund's prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could negatively affect the underlying fund and its shareholders.

      Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

		Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class R5 shares year-to-date (ended March 28, 2013): 4.23% Best Quarter (ended June 30, 2009): 14.40% Worst Quarter (ended December 31, 2008): -16.74%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class R5 Prospectus | INVESCO Moderate Allocation Fund | Class R5
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.13%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.72%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	0.85%
1 Year	rr_ExpenseExampleYear01	87
3 Years	rr_ExpenseExampleYear03	271
5 Years	rr_ExpenseExampleYear05	471
10 Years	rr_ExpenseExampleYear10	1,049
2005	rr_AnnualReturn2005	7.76%
2006	rr_AnnualReturn2006	11.96%
2007	rr_AnnualReturn2007	7.49%
2008	rr_AnnualReturn2008	(30.92%)
2009	rr_AnnualReturn2009	27.21%
2010	rr_AnnualReturn2010	12.28%
2011	rr_AnnualReturn2011	1.50%
2012	rr_AnnualReturn2012	13.49%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class R5 shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	4.23%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	14.40%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(16.74%)
1 Year	rr_AverageAnnualReturnYear01	13.49%
5 Years	rr_AverageAnnualReturnYear05	2.59%
Since Inception	rr_AverageAnnualReturnSinceInception	5.75%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2004
Class R5 Prospectus | INVESCO Moderate Allocation Fund | Return After Taxes on Distributions | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	12.20%
5 Years	rr_AverageAnnualReturnYear05	1.40%
Since Inception	rr_AverageAnnualReturnSinceInception	4.63%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2004
Class R5 Prospectus | INVESCO Moderate Allocation Fund | Return After Taxes on Distributions and Sale of Fund Shares | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	9.07%
5 Years	rr_AverageAnnualReturnYear05	1.56%
Since Inception	rr_AverageAnnualReturnSinceInception	4.42%
Inception Date	rr_AverageAnnualReturnInceptionDate	Apr 30, 2004
Class R5 Prospectus | INVESCO Moderate Allocation Fund | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
Since Inception	rr_AverageAnnualReturnSinceInception	5.12%
Class R5 Prospectus | INVESCO Moderate Allocation Fund | Custom Moderate Allocation Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.84%
5 Years	rr_AverageAnnualReturnYear05	2.99%
Since Inception	rr_AverageAnnualReturnSinceInception	5.80%
Class R5 Prospectus | INVESCO Moderate Allocation Fund | Lipper Mixed-Asset Target Allocation Moderate Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.74%
5 Years	rr_AverageAnnualReturnYear05	2.52%
Since Inception	rr_AverageAnnualReturnSinceInception	5.01%

Class R5 and R6 Prospectus | INVESCO Small Cap Growth Fund
Fund Summaries - INVESCO SMALL CAP GROWTH FUND
Investment Objective(s)
The Fund's investment objective is long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class R5 and R6 Prospectus INVESCO Small Cap Growth Fund	Class R5	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class R5 and R6 Prospectus INVESCO Small Cap Growth Fund		Class R5	Class R6
Management Fees		0.69%	0.69%
Distribution and/or Service (12b-1) Fees		none	none
Other Expenses	[1]	0.14%	0.06%
Total Annual Fund Operating Expenses	[1]	0.83%	0.75%
[1]	"Other Expenses" and "Total Annual Fund Operating Expenses" for Class R6 shares are based on estimated amounts for the current fiscal year.

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example Class R5 and R6 Prospectus INVESCO Small Cap Growth Fund (USD $)	1 Year	3 Years	5 Years	10 Years
Class R5	85	265	460	1,025
Class R6	77	240	417	930

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-capitalization issuers. The Fund invests primarily in equity securities. The principal type of equity security in which the Fund invests is common stock.

      The Fund considers an issuer to be a small-capitalization issuer if it has a market capitalization, at the time of purchase, no larger than the largest capitalized issuer included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2012, the capitalization of companies in the Russell 2000® Index ranged from $27 million to $4.7 billion.

      The Fund may also invest up to 25% of its net assets in foreign securities.

      The Fund invests primarily in securities that are considered by the Fund's portfolio managers to have potential for earnings or revenue growth. In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that aligns the Fund with the Russell 2000® Growth Index, which the portfolio managers believe represents the small-cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.
  Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with management. The goal is to find high quality, fundamentally sound issuers operating in an attractive industry.
  Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.
  Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a security shows signs of deterioration, it will not be considered as a candidate for the portfolio.
The portfolio managers consider selling a security if the investment thesis for owning the security is no longer valid, the stock reaches its price target or timeliness factors indicate that the risk/return characteristics of the stock as viewed in the market are no longer attractive.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

      Foreign Securities Risk. The Fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Growth Investing Risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

      Management Risk. The investment techniques and risk analysis used by the Fund's portfolio managers may not produce the desired results.

      Market Risk. The prices of and the income generated by the Fund's securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns

Class R5 shares year-to-date (ended March 28, 2013): 13.13% Best Quarter (ended June 30, 2003): 20.94% Worst Quarter (ended December 31, 2008): -26.62%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class R5 and R6 Prospectus INVESCO Small Cap Growth Fund		1 Year	5 Years	10 Years	Inception Date
Class R5 shares:		18.77%	4.42%	10.05%	Mar 15, 2002
Class R5 shares: Return After Taxes on Distributions		17.25%	3.94%	9.39%	Mar 15, 2002
Class R5 shares: Return After Taxes on Distributions and Sale of Fund Shares		14.02%	3.70%	8.83%	Mar 15, 2002
Class R6 shares:	[1]	18.50%	4.01%	9.57%	Sep 24, 2012
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	7.10%
Russell 2000�� Growth Index (reflects no deduction for fees, expenses or taxes)		14.59%	3.49%	9.80%
Lipper Small-Cap Growth Funds Index		14.95%	2.09%	8.56%
[1]	Class R6 shares' performance shown prior to the inception date is that of the Class A shares, and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund's Class A shares is October 18, 1995.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class R5 and R6 Prospectus | INVESCO Small Cap Growth Fund
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summaries - INVESCO SMALL CAP GROWTH FUND
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is long-term growth of capital.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	24.00%
Other Expenses, New Fund, Based on Estimates [Text]	rr_OtherExpensesNewFundBasedOnEstimates	"Other Expenses" and "Total Annual Fund Operating Expenses" for Class R6 shares are based on estimated amounts for the current fiscal year.
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-capitalization issuers. The Fund invests primarily in equity securities. The principal type of equity security in which the Fund invests is common stock.

      The Fund considers an issuer to be a small-capitalization issuer if it has a market capitalization, at the time of purchase, no larger than the largest capitalized issuer included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2012, the capitalization of companies in the Russell 2000® Index ranged from $27 million to $4.7 billion.

      The Fund may also invest up to 25% of its net assets in foreign securities.

      The Fund invests primarily in securities that are considered by the Fund's portfolio managers to have potential for earnings or revenue growth. In selecting investments, the portfolio managers utilize a disciplined portfolio construction process that aligns the Fund with the Russell 2000® Growth Index, which the portfolio managers believe represents the small-cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.
  Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with management. The goal is to find high quality, fundamentally sound issuers operating in an attractive industry.
  Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.
  Timeliness analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a security shows signs of deterioration, it will not be considered as a candidate for the portfolio.
		The portfolio managers consider selling a security if the investment thesis for owning the security is no longer valid, the stock reaches its price target or timeliness factors indicate that the risk/return characteristics of the stock as viewed in the market are no longer attractive.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

      Foreign Securities Risk. The Fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      Growth Investing Risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

      Management Risk. The investment techniques and risk analysis used by the Fund's portfolio managers may not produce the desired results.

      Market Risk. The prices of and the income generated by the Fund's securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

		Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class R5 shares year-to-date (ended March 28, 2013): 13.13% Best Quarter (ended June 30, 2003): 20.94% Worst Quarter (ended December 31, 2008): -26.62%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.
Class R5 and R6 Prospectus | INVESCO Small Cap Growth Fund | Class R5
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	0.69%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.14%	[1]
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	0.83%	[1]
1 Year	rr_ExpenseExampleYear01	85
3 Years	rr_ExpenseExampleYear03	265
5 Years	rr_ExpenseExampleYear05	460
10 Years	rr_ExpenseExampleYear10	1,025
2003	rr_AnnualReturn2003	39.83%
2004	rr_AnnualReturn2004	7.41%
2005	rr_AnnualReturn2005	8.93%
2006	rr_AnnualReturn2006	14.76%
2007	rr_AnnualReturn2007	11.85%
2008	rr_AnnualReturn2008	(38.53%)
2009	rr_AnnualReturn2009	35.16%
2010	rr_AnnualReturn2010	26.82%
2011	rr_AnnualReturn2011	(0.81%)
2012	rr_AnnualReturn2012	18.77%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class R5 shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	13.13%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2003
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	20.94%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(26.62%)
1 Year	rr_AverageAnnualReturnYear01	18.77%
5 Years	rr_AverageAnnualReturnYear05	4.42%
10 Years	rr_AverageAnnualReturnYear10	10.05%
Inception Date	rr_AverageAnnualReturnInceptionDate	Mar 15, 2002
Class R5 and R6 Prospectus | INVESCO Small Cap Growth Fund | Class R6
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	0.69%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.06%	[1]
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	0.75%	[1]
1 Year	rr_ExpenseExampleYear01	77
3 Years	rr_ExpenseExampleYear03	240
5 Years	rr_ExpenseExampleYear05	417
10 Years	rr_ExpenseExampleYear10	930
1 Year	rr_AverageAnnualReturnYear01	18.50%	[2]
5 Years	rr_AverageAnnualReturnYear05	4.01%	[2]
10 Years	rr_AverageAnnualReturnYear10	9.57%	[2]
Inception Date	rr_AverageAnnualReturnInceptionDate	Sep 24, 2012	[2]
Class R5 and R6 Prospectus | INVESCO Small Cap Growth Fund | Return After Taxes on Distributions | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	17.25%
5 Years	rr_AverageAnnualReturnYear05	3.94%
10 Years	rr_AverageAnnualReturnYear10	9.39%
Inception Date	rr_AverageAnnualReturnInceptionDate	Mar 15, 2002
Class R5 and R6 Prospectus | INVESCO Small Cap Growth Fund | Return After Taxes on Distributions and Sale of Fund Shares | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	14.02%
5 Years	rr_AverageAnnualReturnYear05	3.70%
10 Years	rr_AverageAnnualReturnYear10	8.83%
Inception Date	rr_AverageAnnualReturnInceptionDate	Mar 15, 2002
Class R5 and R6 Prospectus | INVESCO Small Cap Growth Fund | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
10 Years	rr_AverageAnnualReturnYear10	7.10%
Class R5 and R6 Prospectus | INVESCO Small Cap Growth Fund | Russell 2000�� Growth Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	14.59%
5 Years	rr_AverageAnnualReturnYear05	3.49%
10 Years	rr_AverageAnnualReturnYear10	9.80%
Class R5 and R6 Prospectus | INVESCO Small Cap Growth Fund | Lipper Small-Cap Growth Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	14.95%
5 Years	rr_AverageAnnualReturnYear05	2.09%
10 Years	rr_AverageAnnualReturnYear10	8.56%

[1]	"Other Expenses" and "Total Annual Fund Operating Expenses" for Class R6 shares are based on estimated amounts for the current fiscal year.
[2]	Class R6 shares' performance shown prior to the inception date is that of the Class A shares, and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund's Class A shares is October 18, 1995.

Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND
Fund Summaries - INVESCO BALANCED-RISK RETIREMENT NOW FUND
Investment Objective(s)
The Fund's investment objective is to provide real return and, as a secondary objective, capital preservation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class R5 and R6 Prospectus INVESCO BALANCED-RISK RETIREMENT NOW FUND	Class R5	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class R5 and R6 Prospectus INVESCO BALANCED-RISK RETIREMENT NOW FUND		Class R5	Class R6
Management Fees		none	none
Distribution and/or Service (12b-1) Fees		none	none
Other Expenses	[1]	0.66%	0.56%
Acquired Fund Fees and Expenses		0.52%	0.52%
Total Annual Fund Operating Expenses	[1]	1.18%	1.08%
Fee Waiver and/or Expense Reimbursement	[2]	0.66%	0.56%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		0.52%	0.52%
[1]	"Other Expenses" and "Total Annual Fund Operating Expenses" for Class R6 shares are based on estimated amounts for the current fiscal year.
[2]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of each of Class R5 and Class R6 shares to 0.00% of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example Class R5 and R6 Prospectus INVESCO BALANCED-RISK RETIREMENT NOW FUND (USD $)	1 Year	3 Years	5 Years	10 Years
Class R5	53	309	585	1,373
Class R6	53	288	541	1,267

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies of the Fund and the Underlying Funds
The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund's target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement Now Fund

Invesco Balanced-Risk Allocation Fund	60.00%

Liquid Assets Portfolio	20.00%

Premier Portfolio	20.00%

Total	100%

      The Fund's name indicates that an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund's real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation.

      The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis. The Fund's investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

      The following table lists the current target market exposures through Invesco Balanced-Risk Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced-Risk Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund, an underlying fund, the percentages may not equal 100%. The Fund's target allocations may change over time and at any point in time the Fund's actual asset allocations may be higher or lower than the target allocations shown in the chart below.

Target Allocation from Retirement
At Retirement
Date

Equities	16.9%

Commodities	21.8%

Fixed Income	43.7%

Cash Equivalents	40.0%

      An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after your target retirement date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund's portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the Fund's performance. Invesco Balanced-Risk Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including exchange-traded funds (ETFs) and exchange-traded notes (ETNs). Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund's exposure to an asset class and may cause the Fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

      The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the Fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 - 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, exchange-traded notes ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

      Invesco Balanced-Risk Allocation Fund will invest in the Subsidiary to gain exposure to commodities markets. The Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by the Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political or other conditions, Invesco Balanced-Risk Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Allocation Fund's performance and Invesco Balanced-Risk Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see "Description of the Funds and Their Investments and Risks" in Invesco Balanced-Risk Allocation Fund's SAI.

Liquid Assets Portfolio. Liquid Assets Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio's investment objective may be changed by Liquid Assets Portfolio's Board of Trustees without shareholder approval.

      Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio's adviser pursuant to guidelines approved by the Liquid Assets Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio's adviser under the supervision of Liquid Assets Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

      The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio's investment objective may be changed by Premier Portfolio's Board of Trustees without shareholder approval.

      Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio's adviser pursuant to guidelines approved by Premier Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio's adviser under the supervision of Premier Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.
Principal Risks of Investing in the Fund and the Underlying Funds
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

       CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

       Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ "economic" leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

       Commodity Risk. Invesco Balanced-Risk Allocation Fund's, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

       Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

       Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

       Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

       Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

       Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.
  Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.
  Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.
  Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.
  Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund's other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.
  Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund's use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund's taxable income or gains and distributions to shareholders.
  Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.
  Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.
  Management Risk. The investment techniques and risk analysis used by an underlying fund's portfolio managers in connection with investing in derivatives may not produce the desired results.
      Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

       Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

       Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund's shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund's shares may not develop or be maintained; (3) trading an exchange-traded fund's shares may be halted if the listing exchange's officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

       Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

       Foreign Credit Exposure Risk. U.S. dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

       Foreign Securities Risk. The dollar value of an underlying fund's foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

       Fund of Funds Risk. The Fund's performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser's evaluations and assumptions regarding the Fund's broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

       Industry Focus Risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund's performance will depend on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

       Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund's performance.

       Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in an underlying fund's exposure to an asset class and may cause an underlying fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to an underlying fund will be magnified; however, if the leveraged instrument decreases in value, the loss to an underlying fund will be magnified. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. There can be no assurance that an underlying fund's leverage strategy will be successful. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds.

       Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

       Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

       Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

       Money Market Fund Risk. Although the underlying fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the underlying fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the underlying fund's adviser or its affiliates to enter into support agreements or take other actions to maintain the underlying fund's $1.00 share price. The credit quality of the underlying fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the underlying fund's share price. An underlying fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the underlying fund is managed, possibly negatively impacting its return. Additionally, the underlying fund's yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

       Municipal Securities Risk. An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer's regional economic conditions may affect the municipal security's value, interest payments, repayment of principal and the underlying fund's ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security's value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

       Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.

       Repurchase Agreement Risk. If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement. As a result, an underlying fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

       Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund's prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

       Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, Invesco Balanced-Risk Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's use of commodity-linked notes or the Subsidiary, it could limit Invesco Balanced-Risk Allocation Fund's ability to pursue its investment strategy. In this event Invesco Balanced-Risk Allocation Fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, Invesco Balanced-Risk Allocation Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the "Dividends, Distributions and Tax Matters" section in the Invesco Balanced-Risk Allocation Fund's SAI.

       U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

       Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the "Benchmark Descriptions" section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns

Class R5 shares year-to-date (ended March 28, 2013): 1.54% Best Quarter (ended September 30, 2009): 9.85% Worst Quarter (ended December 31, 2008): -8.73%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class R5 and R6 Prospectus INVESCO BALANCED-RISK RETIREMENT NOW FUND		1 Year	5 Years	Since Inception	Inception Date
Class R5 shares:		6.46%	3.06%	3.22%	Jan 31, 2007
Class R5 shares: Return After Taxes on Distributions		5.40%	1.61%	1.65%	Jan 31, 2007
Class R5 shares: Return After Taxes on Distributions and Sale of Fund Shares		4.45%	1.78%	1.85%	Jan 31, 2007
Class R6 shares:	[1]	6.29%	2.83%	2.98%	Sep 24, 2012
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	2.06%
Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)		11.40%	3.83%	4.12%
Custom Balanced-Risk Retirement Now Index (reflects no deduction for fees, expenses or taxes)		6.73%	2.54%	3.09%
Lipper Mixed-Asset Target Today Index	[2]	8.31%	4.09%	4.21%
Lipper Mixed-Asset Target Allocation Conservative Funds Index	[2]	8.92%	4.32%	4.50%
[1]	Class R6 shares' performance shown prior to the inception date is that of the Class A shares, and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund's Class A shares is January 31, 2007.
[2]	The Fund has elected to use the Lipper Mixed-Asset Target Today Index to represent its peer group benchmark rather than the Lipper Mixed-Asset Target Allocation Conservative Funds Index because the Lipper Mixed-Asset Target Today Index more closely reflects the performance of the types of securities in which the Fund invests.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summaries - INVESCO BALANCED-RISK RETIREMENT NOW FUND
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is to provide real return and,
Objective, Secondary [Text Block]	rr_ObjectiveSecondaryTextBlock	as a secondary objective, capital preservation.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fee Waiver or Reimbursement over Assets, Date of Termination	rr_FeeWaiverOrReimbursementOverAssetsDateOfTermination	April 30, 2014
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	7.00%
Other Expenses, New Fund, Based on Estimates [Text]	rr_OtherExpensesNewFundBasedOnEstimates	Other Expenses" and "Total Annual Fund Operating Expenses" for Class R6 shares are based on estimated amounts for the current fiscal year.
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund and the Underlying Funds
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund's target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement Now Fund

Invesco Balanced-Risk Allocation Fund	60.00%

Liquid Assets Portfolio	20.00%

Premier Portfolio	20.00%

Total	100%

      The Fund's name indicates that an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund's real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation.

      The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis. The Fund's investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

      The following table lists the current target market exposures through Invesco Balanced-Risk Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced-Risk Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund, an underlying fund, the percentages may not equal 100%. The Fund's target allocations may change over time and at any point in time the Fund's actual asset allocations may be higher or lower than the target allocations shown in the chart below.

Target Allocation from Retirement
At Retirement
Date

Equities	16.9%

Commodities	21.8%

Fixed Income	43.7%

Cash Equivalents	40.0%

      An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after your target retirement date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund's portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the Fund's performance. Invesco Balanced-Risk Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including exchange-traded funds (ETFs) and exchange-traded notes (ETNs). Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund's exposure to an asset class and may cause the Fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

      The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the Fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 - 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, exchange-traded notes ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

      Invesco Balanced-Risk Allocation Fund will invest in the Subsidiary to gain exposure to commodities markets. The Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by the Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political or other conditions, Invesco Balanced-Risk Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Allocation Fund's performance and Invesco Balanced-Risk Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see "Description of the Funds and Their Investments and Risks" in Invesco Balanced-Risk Allocation Fund's SAI.

Liquid Assets Portfolio. Liquid Assets Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio's investment objective may be changed by Liquid Assets Portfolio's Board of Trustees without shareholder approval.

      Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio's adviser pursuant to guidelines approved by the Liquid Assets Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio's adviser under the supervision of Liquid Assets Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

      The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio's investment objective may be changed by Premier Portfolio's Board of Trustees without shareholder approval.

      Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio's adviser pursuant to guidelines approved by Premier Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio's adviser under the supervision of Premier Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

		The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund and the Underlying Funds
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

       CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

       Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ "economic" leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

       Commodity Risk. Invesco Balanced-Risk Allocation Fund's, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

       Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

       Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

       Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

       Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

       Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.
  Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.
  Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.
  Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.
  Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund's other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.
  Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund's use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund's taxable income or gains and distributions to shareholders.
  Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.
  Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.
  Management Risk. The investment techniques and risk analysis used by an underlying fund's portfolio managers in connection with investing in derivatives may not produce the desired results.
      Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

       Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

       Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund's shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund's shares may not develop or be maintained; (3) trading an exchange-traded fund's shares may be halted if the listing exchange's officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

       Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

       Foreign Credit Exposure Risk. U.S. dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

       Foreign Securities Risk. The dollar value of an underlying fund's foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

       Fund of Funds Risk. The Fund's performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser's evaluations and assumptions regarding the Fund's broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

       Industry Focus Risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund's performance will depend on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

       Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund's performance.

       Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in an underlying fund's exposure to an asset class and may cause an underlying fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to an underlying fund will be magnified; however, if the leveraged instrument decreases in value, the loss to an underlying fund will be magnified. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. There can be no assurance that an underlying fund's leverage strategy will be successful. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds.

       Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

       Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

       Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

       Money Market Fund Risk. Although the underlying fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the underlying fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the underlying fund's adviser or its affiliates to enter into support agreements or take other actions to maintain the underlying fund's $1.00 share price. The credit quality of the underlying fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the underlying fund's share price. An underlying fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the underlying fund is managed, possibly negatively impacting its return. Additionally, the underlying fund's yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

       Municipal Securities Risk. An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer's regional economic conditions may affect the municipal security's value, interest payments, repayment of principal and the underlying fund's ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security's value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

       Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.

       Repurchase Agreement Risk. If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement. As a result, an underlying fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

       Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund's prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

       Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, Invesco Balanced-Risk Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's use of commodity-linked notes or the Subsidiary, it could limit Invesco Balanced-Risk Allocation Fund's ability to pursue its investment strategy. In this event Invesco Balanced-Risk Allocation Fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, Invesco Balanced-Risk Allocation Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the "Dividends, Distributions and Tax Matters" section in the Invesco Balanced-Risk Allocation Fund's SAI.

       U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

       Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

		Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.
Risk Money Market Fund [Text]	rr_RiskMoneyMarketFund	Money Market Fund Risk. Although the underlying fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the underlying fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the underlying fund's adviser or its affiliates to enter into support agreements or take other actions to maintain the underlying fund's $1.00 share price. The credit quality of the underlying fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the underlying fund's share price. An underlying fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the underlying fund is managed, possibly negatively impacting its return. Additionally, the underlying fund's yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the "Benchmark Descriptions" section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class R5 shares year-to-date (ended March 28, 2013): 1.54% Best Quarter (ended September 30, 2009): 9.85% Worst Quarter (ended December 31, 2008): -8.73%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | Class R5
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.66%	[1]
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.52%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.18%	[1]
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.66%	[2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	0.52%
1 Year	rr_ExpenseExampleYear01	53
3 Years	rr_ExpenseExampleYear03	309
5 Years	rr_ExpenseExampleYear05	585
10 Years	rr_ExpenseExampleYear10	1,373
2008	rr_AnnualReturn2008	(17.23%)
2009	rr_AnnualReturn2009	14.82%
2010	rr_AnnualReturn2010	8.00%
2011	rr_AnnualReturn2011	6.42%
2012	rr_AnnualReturn2012	6.46%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class R5 shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	1.54%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Sep 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	9.85%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(8.73%)
1 Year	rr_AverageAnnualReturnYear01	6.46%
5 Years	rr_AverageAnnualReturnYear05	3.06%
Since Inception	rr_AverageAnnualReturnSinceInception	3.22%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | Class R6
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.56%	[1]
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.52%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.08%	[1]
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.56%	[2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	0.52%
1 Year	rr_ExpenseExampleYear01	53
3 Years	rr_ExpenseExampleYear03	288
5 Years	rr_ExpenseExampleYear05	541
10 Years	rr_ExpenseExampleYear10	1,267
1 Year	rr_AverageAnnualReturnYear01	6.29%	[3]
5 Years	rr_AverageAnnualReturnYear05	2.83%	[3]
Since Inception	rr_AverageAnnualReturnSinceInception	2.98%	[3]
Inception Date	rr_AverageAnnualReturnInceptionDate	Sep 24, 2012	[3]
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | Return After Taxes on Distributions | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	5.40%
5 Years	rr_AverageAnnualReturnYear05	1.61%
Since Inception	rr_AverageAnnualReturnSinceInception	1.65%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | Return After Taxes on Distributions and Sale of Fund Shares | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	4.45%
5 Years	rr_AverageAnnualReturnYear05	1.78%
Since Inception	rr_AverageAnnualReturnSinceInception	1.85%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
Since Inception	rr_AverageAnnualReturnSinceInception	2.06%
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.40%
5 Years	rr_AverageAnnualReturnYear05	3.83%
Since Inception	rr_AverageAnnualReturnSinceInception	4.12%
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | Custom Balanced-Risk Retirement Now Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	6.73%
5 Years	rr_AverageAnnualReturnYear05	2.54%
Since Inception	rr_AverageAnnualReturnSinceInception	3.09%
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | Lipper Mixed-Asset Target Today Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	8.31%	[4]
5 Years	rr_AverageAnnualReturnYear05	4.09%	[4]
Since Inception	rr_AverageAnnualReturnSinceInception	4.21%	[4]
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT NOW FUND | Lipper Mixed-Asset Target Allocation Conservative Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	8.92%	[4]
5 Years	rr_AverageAnnualReturnYear05	4.32%	[4]
Since Inception	rr_AverageAnnualReturnSinceInception	4.50%	[4]

[1]	"Other Expenses" and "Total Annual Fund Operating Expenses" for Class R6 shares are based on estimated amounts for the current fiscal year.
[2]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of each of Class R5 and Class R6 shares to 0.00% of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.
[3]	Class R6 shares' performance shown prior to the inception date is that of the Class A shares, and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund's Class A shares is January 31, 2007.
[4]	The Fund has elected to use the Lipper Mixed-Asset Target Today Index to represent its peer group benchmark rather than the Lipper Mixed-Asset Target Allocation Conservative Funds Index because the Lipper Mixed-Asset Target Today Index more closely reflects the performance of the types of securities in which the Fund invests.

Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND
Fund Summaries - INVESCO BALANCED-RISK RETIREMENT 2020 FUND
Investment Objective(s)
The Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class R5 and R6 Prospectus INVESCO BALANCED-RISK RETIREMENT 2020 FUND	Class R5	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class R5 and R6 Prospectus INVESCO BALANCED-RISK RETIREMENT 2020 FUND		Class R5	Class R6
Management Fees		none	none
Distribution and/or Service (12b-1) Fees		none	none
Other Expenses	[1]	0.42%	0.32%
Acquired Fund Fees and Expenses		0.71%	0.71%
Total Annual Fund Operating Expenses	[1]	1.13%	1.03%
Fee Waiver and/or Expense Reimbursement	[2]	0.42%	0.32%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		0.71%	0.71%
[1]	"Other Expenses" and "Total Annual Fund Operating Expenses" for Class R6 shares are based on estimated amounts for the current fiscal year.
[2]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of each of Class R5 and Class R6 shares to 0.00% of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example Class R5 and R6 Prospectus INVESCO BALANCED-RISK RETIREMENT 2020 FUND (USD $)	1 Year	3 Years	5 Years	10 Years
Class R5	73	317	582	1,337
Class R6	73	296	538	1,230

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies of the Fund and the Underlying Funds
      The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund's target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk Retirement 2020
Underlying Funds	Fund

Invesco Balanced-Risk Allocation Fund	88.00%

Liquid Assets Portfolio	6.00%

Premier Portfolio	6.00%

Total	100%

      The Fund's name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund's real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the Fund's shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund's target retirement date.

      The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis. The Fund's investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

      The following table lists the current target market exposures through Invesco Balanced-Risk Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced-Risk Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund, an underlying fund, the percentages may not equal 100%. The Fund's target allocations may change over time and at any point in time the Fund's actual asset allocations may be higher or lower than the target allocations shown in the chart below.

	Target Allocation from Retirement
	10 Years	5 Years	At Retirement Date

Equities	28.2%	22.5%	16.9%

Commodities	36.4%	29.1%	21.8%

Fixed Income	72.9%	58.3%	43.7%

Cash Equivalents	0.0%	20.0%	40.0%

      An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund's portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the Fund's performance. Invesco Balanced-Risk Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund's exposure to an asset class and may cause the Fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

      The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the Fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, exchange-traded notes ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

      Invesco Balanced-Risk Allocation Fund will invest in the Subsidiary to gain exposure to commodities markets. The Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by the Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political or other conditions, Invesco Balanced-Risk Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Allocation Fund's performance and Invesco Balanced-Risk Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see "Description of the Funds and Their Investments and Risks" in Invesco Balanced-Risk Allocation Fund's SAI.

Liquid Assets Portfolio. Liquid Assets Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio's investment objective may be changed by Liquid Assets Portfolio's Board of Trustees without shareholder approval.

      Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio's adviser pursuant to guidelines approved by the Liquid Assets Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio's adviser under the supervision of Liquid Assets Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

      The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio's investment objective may be changed by Premier Portfolio's Board of Trustees without shareholder approval.

      Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio's adviser pursuant to guidelines approved by Premier Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio's adviser under the supervision of Premier Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.
Principal Risks of Investing in the Fund and the Underlying Funds
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ "economic" leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

      Commodity Risk. Invesco Balanced-Risk Allocation Fund's, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

      Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

      Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.
  Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.
  Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.
  Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.
  Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund's other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.
  Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund's use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund's taxable income or gains and distributions to shareholders.
  Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.
  Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.
  Management Risk. The investment techniques and risk analysis used by an underlying fund's portfolio managers in connection with investing in derivatives may not produce the desired results.
      Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

      Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund's shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund's shares may not develop or be maintained; (3) trading an exchange-traded fund's shares may be halted if the listing exchange's officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Foreign Credit Exposure Risk. U.S. dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

      Foreign Securities Risk. The dollar value of an underlying fund's foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

      Fund of Funds Risk. The Fund's performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser's evaluations and assumptions regarding the Fund's broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      Industry Focus Risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund's performance will depend on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund's performance.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in an underlying fund's exposure to an asset class and may cause an underlying fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to an underlying fund will be magnified; however, if the leveraged instrument decreases in value, the loss to an underlying fund will be magnified. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. There can be no assurance that an underlying fund's leverage strategy will be successful. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds.

      Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Money Market Fund Risk. Although the underlying fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the underlying fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the underlying fund's adviser or its affiliates to enter into support agreements or take other actions to maintain the underlying fund's $1.00 share price. The credit quality of the underlying fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the underlying fund's share price. An underlying fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the underlying fund is managed, possibly negatively impacting its return. Additionally, the underlying fund's yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

      Municipal Securities Risk. An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer's regional economic conditions may affect the municipal security's value, interest payments, repayment of principal and the underlying fund's ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security's value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

      Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.

      Repurchase Agreement Risk. If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement. As a result, an underlying fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund's prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

      Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, Invesco Balanced-Risk Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's use of commodity-linked notes or the Subsidiary, it could limit Invesco Balanced-Risk Allocation Fund's ability to pursue its investment strategy. In this event Invesco Balanced-Risk Allocation Fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, Invesco Balanced-Risk Allocation Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the "Dividends, Distributions and Tax Matters" section in the Invesco Balanced-Risk Allocation Fund's SAI.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

      Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the "Benchmark Descriptions" section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns

Class R5 shares year-to-date (ended March 28, 2013): 2.20% Best Quarter (ended June 30, 2009): 15.78% Worst Quarter (ended December 31, 2008): -15.38%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class R5 and R6 Prospectus INVESCO BALANCED-RISK RETIREMENT 2020 FUND		1 Year	5 Years	Since Inception	Inception Date
Class R5 shares:		10.08%	4.15%	3.98%	Jan 31, 2007
Class R5 shares: Return After Taxes on Distributions		8.55%	2.51%	2.44%	Jan 31, 2007
Class R5 shares: Return After Taxes on Distributions and Sale of Fund Shares		6.77%	2.57%	2.50%	Jan 31, 2007
Class R6 shares:	[1]	10.01%	3.94%	3.74%	Sep 24, 2012
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	2.06%
Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)		11.40%	3.83%	4.12%
Custom Balanced-Risk Retirement 2020 Index (reflects no deduction for fees, expenses or taxes)		10.32%	2.37%	2.89%
Lipper Mixed-Asset Target 2020 Funds Index		12.27%	2.73%	3.15%
[1]	Class R6 shares' performance shown prior to the inception date is that of the Class A shares, and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund's Class A shares is January 31, 2007.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summaries - INVESCO BALANCED-RISK RETIREMENT 2020 FUND
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices,
Objective, Secondary [Text Block]	rr_ObjectiveSecondaryTextBlock	and as a secondary objective, capital preservation.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fee Waiver or Reimbursement over Assets, Date of Termination	rr_FeeWaiverOrReimbursementOverAssetsDateOfTermination	April 30, 2014
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	6.00%
Other Expenses, New Fund, Based on Estimates [Text]	rr_OtherExpensesNewFundBasedOnEstimates	"Other Expenses" and "Total Annual Fund Operating Expenses" for Class R6 shares are based on estimated amounts for the current fiscal year.
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund and the Underlying Funds
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund's target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk Retirement 2020
Underlying Funds	Fund

Invesco Balanced-Risk Allocation Fund	88.00%

Liquid Assets Portfolio	6.00%

Premier Portfolio	6.00%

Total	100%

      The Fund's name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund's real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the Fund's shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund's target retirement date.

      The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis. The Fund's investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

      The following table lists the current target market exposures through Invesco Balanced-Risk Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced-Risk Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund, an underlying fund, the percentages may not equal 100%. The Fund's target allocations may change over time and at any point in time the Fund's actual asset allocations may be higher or lower than the target allocations shown in the chart below.

	Target Allocation from Retirement
	10 Years	5 Years	At Retirement Date

Equities	28.2%	22.5%	16.9%

Commodities	36.4%	29.1%	21.8%

Fixed Income	72.9%	58.3%	43.7%

Cash Equivalents	0.0%	20.0%	40.0%

      An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund's portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the Fund's performance. Invesco Balanced-Risk Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund's exposure to an asset class and may cause the Fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

      The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the Fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, exchange-traded notes ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

      Invesco Balanced-Risk Allocation Fund will invest in the Subsidiary to gain exposure to commodities markets. The Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by the Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political or other conditions, Invesco Balanced-Risk Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Allocation Fund's performance and Invesco Balanced-Risk Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see "Description of the Funds and Their Investments and Risks" in Invesco Balanced-Risk Allocation Fund's SAI.

Liquid Assets Portfolio. Liquid Assets Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio's investment objective may be changed by Liquid Assets Portfolio's Board of Trustees without shareholder approval.

      Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio's adviser pursuant to guidelines approved by the Liquid Assets Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio's adviser under the supervision of Liquid Assets Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

      The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio's investment objective may be changed by Premier Portfolio's Board of Trustees without shareholder approval.

      Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio's adviser pursuant to guidelines approved by Premier Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio's adviser under the supervision of Premier Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

		The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund and the Underlying Funds
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ "economic" leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

      Commodity Risk. Invesco Balanced-Risk Allocation Fund's, an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because a certain underlying fund's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

      Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

      Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.
  Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.
  Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.
  Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.
  Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund's other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.
  Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund's use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund's taxable income or gains and distributions to shareholders.
  Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.
  Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.
  Management Risk. The investment techniques and risk analysis used by an underlying fund's portfolio managers in connection with investing in derivatives may not produce the desired results.
      Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

      Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund's shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund's shares may not develop or be maintained; (3) trading an exchange-traded fund's shares may be halted if the listing exchange's officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Foreign Credit Exposure Risk. U.S. dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

      Foreign Securities Risk. The dollar value of an underlying fund's foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

      Fund of Funds Risk. The Fund's performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser's evaluations and assumptions regarding the Fund's broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      Industry Focus Risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund's performance will depend on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund's performance.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in an underlying fund's exposure to an asset class and may cause an underlying fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to an underlying fund will be magnified; however, if the leveraged instrument decreases in value, the loss to an underlying fund will be magnified. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. There can be no assurance that an underlying fund's leverage strategy will be successful. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds.

      Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Money Market Fund Risk. Although the underlying fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the underlying fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the underlying fund's adviser or its affiliates to enter into support agreements or take other actions to maintain the underlying fund's $1.00 share price. The credit quality of the underlying fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the underlying fund's share price. An underlying fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the underlying fund is managed, possibly negatively impacting its return. Additionally, the underlying fund's yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

      Municipal Securities Risk. An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer's regional economic conditions may affect the municipal security's value, interest payments, repayment of principal and the underlying fund's ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security's value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

      Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.

      Repurchase Agreement Risk. If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement. As a result, an underlying fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund's prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

      Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, Invesco Balanced-Risk Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's use of commodity-linked notes or the Subsidiary, it could limit Invesco Balanced-Risk Allocation Fund's ability to pursue its investment strategy. In this event Invesco Balanced-Risk Allocation Fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, Invesco Balanced-Risk Allocation Fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the "Dividends, Distributions and Tax Matters" section in the Invesco Balanced-Risk Allocation Fund's SAI.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

      Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

		Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.
Risk Money Market Fund [Text]	rr_RiskMoneyMarketFund	Money Market Fund Risk. Although the underlying fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the underlying fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the underlying fund's adviser or its affiliates to enter into support agreements or take other actions to maintain the underlying fund's $1.00 share price. The credit quality of the underlying fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the underlying fund's share price. An underlying fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the underlying fund is managed, possibly negatively impacting its return. Additionally, the underlying fund's yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the "Benchmark Descriptions" section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class R5 shares year-to-date (ended March 28, 2013): 2.20% Best Quarter (ended June 30, 2009): 15.78% Worst Quarter (ended December 31, 2008): -15.38%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND | Class R5
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.42%	[1]
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.71%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.13%	[1]
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.42%	[2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	0.71%
1 Year	rr_ExpenseExampleYear01	73
3 Years	rr_ExpenseExampleYear03	317
5 Years	rr_ExpenseExampleYear05	582
10 Years	rr_ExpenseExampleYear10	1,337
2008	rr_AnnualReturn2008	(27.41%)
2009	rr_AnnualReturn2009	22.79%
2010	rr_AnnualReturn2010	13.47%
2011	rr_AnnualReturn2011	10.04%
2012	rr_AnnualReturn2012	10.08%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class R5 shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	2.20%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	15.78%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(15.38%)
1 Year	rr_AverageAnnualReturnYear01	10.08%
5 Years	rr_AverageAnnualReturnYear05	4.15%
Since Inception	rr_AverageAnnualReturnSinceInception	3.98%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND | Class R6
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.32%	[1]
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.71%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.03%	[1]
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.32%	[2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	0.71%
1 Year	rr_ExpenseExampleYear01	73
3 Years	rr_ExpenseExampleYear03	296
5 Years	rr_ExpenseExampleYear05	538
10 Years	rr_ExpenseExampleYear10	1,230
1 Year	rr_AverageAnnualReturnYear01	10.01%	[3]
5 Years	rr_AverageAnnualReturnYear05	3.94%	[3]
Since Inception	rr_AverageAnnualReturnSinceInception	3.74%	[3]
Inception Date	rr_AverageAnnualReturnInceptionDate	Sep 24, 2012	[3]
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND | Return After Taxes on Distributions | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	8.55%
5 Years	rr_AverageAnnualReturnYear05	2.51%
Since Inception	rr_AverageAnnualReturnSinceInception	2.44%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND | Return After Taxes on Distributions and Sale of Fund Shares | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	6.77%
5 Years	rr_AverageAnnualReturnYear05	2.57%
Since Inception	rr_AverageAnnualReturnSinceInception	2.50%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
Since Inception	rr_AverageAnnualReturnSinceInception	2.06%
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND | Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.40%
5 Years	rr_AverageAnnualReturnYear05	3.83%
Since Inception	rr_AverageAnnualReturnSinceInception	4.12%
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND | Custom Balanced-Risk Retirement 2020 Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	10.32%
5 Years	rr_AverageAnnualReturnYear05	2.37%
Since Inception	rr_AverageAnnualReturnSinceInception	2.89%
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2020 FUND | Lipper Mixed-Asset Target 2020 Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	12.27%
5 Years	rr_AverageAnnualReturnYear05	2.73%
Since Inception	rr_AverageAnnualReturnSinceInception	3.15%

[1]	"Other Expenses" and "Total Annual Fund Operating Expenses" for Class R6 shares are based on estimated amounts for the current fiscal year.
[2]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of each of Class R5 and Class R6 shares to 0.00% of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.
[3]	Class R6 shares' performance shown prior to the inception date is that of the Class A shares, and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund's Class A shares is January 31, 2007.

Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND
Fund Summaries - INVESCO BALANCED-RISK RETIREMENT 2030 FUND
Investment Objective(s)
The Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class R5 and R6 Prospectus INVESCO BALANCED-RISK RETIREMENT 2030 FUND	Class R5	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class R5 and R6 Prospectus INVESCO BALANCED-RISK RETIREMENT 2030 FUND		Class R5	Class R6
Management Fees		none	none
Distribution and/or Service (12b-1) Fees		none	none
Other Expenses	[1]	0.40%	0.32%
Acquired Fund Fees and Expenses		0.85%	0.85%
Total Annual Fund Operating Expenses	[1]	1.25%	1.17%
Fee Waiver and/or Expense Reimbursement	[2]	0.40%	0.32%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		0.85%	0.85%
[1]	"Other Expenses" and "Total Annual Fund Operating Expenses" for Class R6 shares are based on estimated amounts for the current fiscal year.
[2]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of each of Class R5 and Class R6 shares to 0.00% of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example Class R5 and R6 Prospectus INVESCO BALANCED-RISK RETIREMENT 2030 FUND (USD $)	1 Year	3 Years	5 Years	10 Years
Class R5	87	357	648	1,476
Class R6	87	340	613	1,392

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.
Principal Investment Strategies of the Fund and the Underlying Funds
      The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund’s target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement 2030 Fund

Invesco Balanced-Risk Allocation Fund	76.66%

Invesco Balanced-Risk Aggressive Allocation Fund	23.33%

Liquid Assets Portfolio	0.00%

Premier Portfolio	0.00%

Total	100%

      The Fund’s name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund’s real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the Fund’s shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund’s target retirement date.

      The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis as the Fund’s investments in Invesco Balanced-Risk Aggressive Allocation Fund decrease and its investments in Invesco Balanced-Risk Allocation Fund increase. At approximately 10 years from the target retirement date, the Fund ceases to invest in Invesco Balanced-Risk Aggressive Allocation Fund and begins investing in the affiliated money market funds. The Fund’s investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

      The following table lists the current target market exposures through Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, the percentages may not equal 100%. The Fund’s target allocations may change over time and at any point in time the Fund’s actual asset allocations may be higher or lower than the target allocations shown in the chart below.

	Target Allocation from Retirement
	20 Years	10 Years	5 Years

Equities	32.5%	28.2%	22.5%

Commodities	42.0%	36.4%	29.1%

Fixed Income	84.2%	72.9%	58.3%

Cash Equivalents	0.0%	0.0%	20.0%

Target Allocation from Retirement
At Retirement
Date

Equities	16.9%

Commodities	21.8%

Fixed Income	43.7%

Cash Equivalents	40.0%

      An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund’s portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the Fund’s performance. Invesco Balanced-Risk Allocation Fund’s exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund’s annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Allocation Fund’s monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

      The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the Fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Allocation Fund’s commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, exchange-traded notes ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

      Invesco Balanced-Risk Allocation Fund will invest in the Subsidiary to gain exposure to commodities markets. The Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by the Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political or other conditions, Invesco Balanced-Risk Allocation Fund’s portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Allocation Fund’s portfolio managers do so, different factors could affect Invesco Balanced-Risk Allocation Fund’s performance and Invesco Balanced-Risk Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Allocation Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see “Description of the Funds and Their Investments and Risks” in Invesco Balanced-Risk Allocation Fund’s SAI.

Invesco Balanced-Risk Aggressive Allocation Fund. Invesco Balanced-Risk Aggressive Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Aggressive Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Aggressive Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio management team allocates across three asset classes, equities, fixed income and commodities, such that no one asset class drives the fund’s performance. The Invesco Balanced-Risk Aggressive Allocation Fund’s exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of the Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Aggressive Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Aggressive Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Aggressive Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Aggressive Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Aggressive Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Aggressive Allocation Fund will be, on average, approximately 12%. Invesco Balanced-Risk Aggressive Allocation Fund’s annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Aggressive Allocation Fund’s monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Aggressive Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Aggressive Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Aggressive Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified.

      The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluates whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Aggressive Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging market countries. Invesco Balanced-Risk Aggressive Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Aggressive Allocation Fund’s commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund VI Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Aggressive Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

      Invesco Balanced-Risk Aggressive Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Aggressive Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Aggressive Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Aggressive Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Aggressive Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Aggressive Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Aggressive Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Aggressive Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Aggressive Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Aggressive Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses Invesco Balanced-Risk Aggressive Allocation Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political, or other conditions, Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio managers do so, different factors could affect Invesco Balanced-Risk Aggressive Allocation Fund’s performance and Invesco Balanced-Risk Aggressive Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Aggressive Allocation Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Aggressive Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Aggressive Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see “Description of the Fund and Its Investments and Risks” in Invesco Balanced-Risk Aggressive Allocation Fund’s SAI.

Liquid Assets Portfolio. Liquid Assets Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio’s investment objective may be changed by Liquid Assets Portfolio’s Board of Trustees without shareholder approval.

      Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio’s adviser pursuant to guidelines approved by the Liquid Assets Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio’s adviser under the supervision of Liquid Assets Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

      The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio’s investment objective may be changed by Premier Portfolio’s Board of Trustees without shareholder approval.

      Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio’s adviser pursuant to guidelines approved by Premier Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio’s adviser under the supervision of Premier Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

      The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Principal Risks of Investing in the Fund and the Underlying Funds
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ “economic” leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

      Commodity Risk. Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Aggressive Allocation Fund’s, each an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying funds’ performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

      Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

      Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.
  Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.
  Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.
  Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.
  Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.
  Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund’s use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund’s taxable income or gains and distributions to shareholders.
  Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.
  Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.
  Management Risk. The investment techniques and risk analysis used by an underlying fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.
      Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

      Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund’s shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Foreign Securities Risk. The dollar value of an underlying fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

      Fund of Funds Risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser’s evaluations and assumptions regarding the Fund’s broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund’s performance.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in an underlying fund’s exposure to an asset class and may cause an underlying fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to an underlying fund will be magnified; however, if the leveraged instrument decreases in value, the loss to an underlying fund will be magnified. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. There can be no assurance that an underlying fund’s leverage strategy will be successful. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

      Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

      Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of an underlying fund more than would occur in a diversified fund.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund’s prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

      Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, each of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s or Invesco Balanced-Risk Aggressive Allocation Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund’s ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, such underlying fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the “Dividends, Distributions and Tax Matters” section in the SAIs for Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the "Benchmark Descriptions" section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns

Class R5 shares year-to-date (ended March 28, 2013): 2.59% Best Quarter (ended June 30, 2009): 20.31% Worst Quarter (ended December 31, 2008): -19.57%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class R5 and R6 Prospectus INVESCO BALANCED-RISK RETIREMENT 2030 FUND		1 Year	5 Years	Since Inception	Inception Date
Class R5 shares:		10.86%	3.25%	3.13%	Jan 31, 2007
Class R5 shares: Return After Taxes on Distributions		9.26%	1.78%	1.71%	Jan 31, 2007
Class R5 shares: Return After Taxes on Distributions and Sale of Fund Shares		7.17%	1.90%	1.84%	Jan 31, 2007
Class R6 shares:	[1]	10.66%	3.00%	2.88%	Sep 24, 2012
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	2.06%
Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)		11.40%	3.83%	4.12%
Custom Balanced-Risk Retirement 2030 Index (reflects no deduction for fees, expenses or taxes)		11.30%	0.82%	1.46%
Lipper Mixed-Asset Target 2030 Funds Index		14.07%	1.26%	2.00%
[1]	Class R6 shares' performance shown prior to the inception date is that of the Class A shares, and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund's Class A shares is January 31, 2007.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summaries - INVESCO BALANCED-RISK RETIREMENT 2030 FUND
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices,
Objective, Secondary [Text Block]	rr_ObjectiveSecondaryTextBlock	and as a secondary objective, capital preservation.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fee Waiver or Reimbursement over Assets, Date of Termination	rr_FeeWaiverOrReimbursementOverAssetsDateOfTermination	April 30, 2014
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	3.00%
Other Expenses, New Fund, Based on Estimates [Text]	rr_OtherExpensesNewFundBasedOnEstimates	“Other Expenses” and “Total Annual Fund Operating Expenses” for Class R6 shares are based on estimated amounts for the current fiscal year.
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund and the Underlying Funds
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund’s target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement 2030 Fund

Invesco Balanced-Risk Allocation Fund	76.66%

Invesco Balanced-Risk Aggressive Allocation Fund	23.33%

Liquid Assets Portfolio	0.00%

Premier Portfolio	0.00%

Total	100%

      The Fund’s name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund’s real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the Fund’s shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund’s target retirement date.

      The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis as the Fund’s investments in Invesco Balanced-Risk Aggressive Allocation Fund decrease and its investments in Invesco Balanced-Risk Allocation Fund increase. At approximately 10 years from the target retirement date, the Fund ceases to invest in Invesco Balanced-Risk Aggressive Allocation Fund and begins investing in the affiliated money market funds. The Fund’s investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

      The following table lists the current target market exposures through Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, the percentages may not equal 100%. The Fund’s target allocations may change over time and at any point in time the Fund’s actual asset allocations may be higher or lower than the target allocations shown in the chart below.

	Target Allocation from Retirement
	20 Years	10 Years	5 Years

Equities	32.5%	28.2%	22.5%

Commodities	42.0%	36.4%	29.1%

Fixed Income	84.2%	72.9%	58.3%

Cash Equivalents	0.0%	0.0%	20.0%

Target Allocation from Retirement
At Retirement
Date

Equities	16.9%

Commodities	21.8%

Fixed Income	43.7%

Cash Equivalents	40.0%

      An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund’s portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the Fund’s performance. Invesco Balanced-Risk Allocation Fund’s exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund’s annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Allocation Fund’s monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

      The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the Fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Allocation Fund’s commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, exchange-traded notes ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

      Invesco Balanced-Risk Allocation Fund will invest in the Subsidiary to gain exposure to commodities markets. The Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by the Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political or other conditions, Invesco Balanced-Risk Allocation Fund’s portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Allocation Fund’s portfolio managers do so, different factors could affect Invesco Balanced-Risk Allocation Fund’s performance and Invesco Balanced-Risk Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Allocation Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see “Description of the Funds and Their Investments and Risks” in Invesco Balanced-Risk Allocation Fund’s SAI.

Invesco Balanced-Risk Aggressive Allocation Fund. Invesco Balanced-Risk Aggressive Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Aggressive Allocation Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Aggressive Allocation Fund’s investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio management team allocates across three asset classes, equities, fixed income and commodities, such that no one asset class drives the fund’s performance. The Invesco Balanced-Risk Aggressive Allocation Fund’s exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of the Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Aggressive Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Aggressive Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Aggressive Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Aggressive Allocation Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Aggressive Allocation Fund’s net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Aggressive Allocation Fund will be, on average, approximately 12%. Invesco Balanced-Risk Aggressive Allocation Fund’s annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Aggressive Allocation Fund’s monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Aggressive Allocation Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Aggressive Allocation Fund’s risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Aggressive Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified.

      The Adviser’s investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment’s theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluates whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Aggressive Allocation Fund’s equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging market countries. Invesco Balanced-Risk Aggressive Allocation Fund’s fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Aggressive Allocation Fund’s commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund VI Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Aggressive Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

      Invesco Balanced-Risk Aggressive Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Aggressive Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Aggressive Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary’s derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Aggressive Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Aggressive Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Aggressive Allocation Fund’s obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Aggressive Allocation Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Aggressive Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Aggressive Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Aggressive Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses Invesco Balanced-Risk Aggressive Allocation Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political, or other conditions, Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Aggressive Allocation Fund’s portfolio managers do so, different factors could affect Invesco Balanced-Risk Aggressive Allocation Fund’s performance and Invesco Balanced-Risk Aggressive Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Aggressive Allocation Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Aggressive Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Aggressive Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see “Description of the Fund and Its Investments and Risks” in Invesco Balanced-Risk Aggressive Allocation Fund’s SAI.

Liquid Assets Portfolio. Liquid Assets Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio’s investment objective may be changed by Liquid Assets Portfolio’s Board of Trustees without shareholder approval.

      Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio’s adviser pursuant to guidelines approved by the Liquid Assets Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio’s adviser under the supervision of Liquid Assets Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

      The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio’s investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio’s investment objective may be changed by Premier Portfolio’s Board of Trustees without shareholder approval.

      Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers’ acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio’s adviser pursuant to guidelines approved by Premier Portfolio’s Board of Trustees, and must be an “Eligible Security” as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio’s adviser under the supervision of Premier Portfolio’s Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio’s adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

      The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund and the Underlying Funds
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund’s expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ “economic” leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

      Commodity Risk. Invesco Balanced-Risk Allocation Fund’s and Invesco Balanced-Risk Aggressive Allocation Fund’s, each an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying funds’ performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

      Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund’s risk allocation process may not succeed in achieving its investment objective.

      Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.
  Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.
  Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.
  Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.
  Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.
  Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund’s use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund’s taxable income or gains and distributions to shareholders.
  Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.
  Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.
  Management Risk. The investment techniques and risk analysis used by an underlying fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.
      Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

      Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund’s shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Foreign Securities Risk. The dollar value of an underlying fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

      Fund of Funds Risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser’s evaluations and assumptions regarding the Fund’s broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund’s performance.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in an underlying fund’s exposure to an asset class and may cause an underlying fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to an underlying fund will be magnified; however, if the leveraged instrument decreases in value, the loss to an underlying fund will be magnified. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. There can be no assurance that an underlying fund’s leverage strategy will be successful. An underlying fund’s significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund’s losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

      Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

      Market Risk. The prices of and the income generated by the underlying funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of an underlying fund more than would occur in a diversified fund.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund’s prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

      Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, each of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s or Invesco Balanced-Risk Aggressive Allocation Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund’s ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, such underlying fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the “Dividends, Distributions and Tax Matters” section in the SAIs for Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

		Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of an underlying fund more than would occur in a diversified fund.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the "Benchmark Descriptions" section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class R5 shares year-to-date (ended March 28, 2013): 2.59% Best Quarter (ended June 30, 2009): 20.31% Worst Quarter (ended December 31, 2008): -19.57%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND | Class R5
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.40%	[1]
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.85%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.25%	[1]
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.40%	[2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	0.85%
1 Year	rr_ExpenseExampleYear01	87
3 Years	rr_ExpenseExampleYear03	357
5 Years	rr_ExpenseExampleYear05	648
10 Years	rr_ExpenseExampleYear10	1,476
2008	rr_AnnualReturn2008	(33.46%)
2009	rr_AnnualReturn2009	27.10%
2010	rr_AnnualReturn2010	13.43%
2011	rr_AnnualReturn2011	10.37%
2012	rr_AnnualReturn2012	10.86%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class R5 shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	2.59%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	20.31%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(19.57%)
1 Year	rr_AverageAnnualReturnYear01	10.86%
5 Years	rr_AverageAnnualReturnYear05	3.25%
Since Inception	rr_AverageAnnualReturnSinceInception	3.13%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND | Class R6
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.32%	[1]
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.85%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.17%	[1]
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.32%	[2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	0.85%
1 Year	rr_ExpenseExampleYear01	87
3 Years	rr_ExpenseExampleYear03	340
5 Years	rr_ExpenseExampleYear05	613
10 Years	rr_ExpenseExampleYear10	1,392
1 Year	rr_AverageAnnualReturnYear01	10.66%	[3]
5 Years	rr_AverageAnnualReturnYear05	3.00%	[3]
Since Inception	rr_AverageAnnualReturnSinceInception	2.88%	[3]
Inception Date	rr_AverageAnnualReturnInceptionDate	Sep 24, 2012	[3]
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND | Return After Taxes on Distributions | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	9.26%
5 Years	rr_AverageAnnualReturnYear05	1.78%
Since Inception	rr_AverageAnnualReturnSinceInception	1.71%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND | Return After Taxes on Distributions and Sale of Fund Shares | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	7.17%
5 Years	rr_AverageAnnualReturnYear05	1.90%
Since Inception	rr_AverageAnnualReturnSinceInception	1.84%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
Since Inception	rr_AverageAnnualReturnSinceInception	2.06%
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND | Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.40%
5 Years	rr_AverageAnnualReturnYear05	3.83%
Since Inception	rr_AverageAnnualReturnSinceInception	4.12%
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND | Custom Balanced-Risk Retirement 2030 Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.30%
5 Years	rr_AverageAnnualReturnYear05	0.82%
Since Inception	rr_AverageAnnualReturnSinceInception	1.46%
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2030 FUND | Lipper Mixed-Asset Target 2030 Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	14.07%
5 Years	rr_AverageAnnualReturnYear05	1.26%
Since Inception	rr_AverageAnnualReturnSinceInception	2.00%

[1]	"Other Expenses" and "Total Annual Fund Operating Expenses" for Class R6 shares are based on estimated amounts for the current fiscal year.
[2]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of each of Class R5 and Class R6 shares to 0.00% of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.
[3]	Class R6 shares' performance shown prior to the inception date is that of the Class A shares, and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund's Class A shares is January 31, 2007.

Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND
Fund Summaries - INVESCO BALANCED-RISK RETIREMENT 2040 FUND
Investment Objective(s)
The Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class R5 and R6 Prospectus INVESCO BALANCED-RISK RETIREMENT 2040 FUND	Class R5	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class R5 and R6 Prospectus INVESCO BALANCED-RISK RETIREMENT 2040 FUND		Class R5	Class R6
Management Fees		none	none
Distribution and/or Service (12b-1) Fees		none	none
Other Expenses	[1]	0.65%	0.56%
Acquired Fund Fees and Expenses		0.98%	0.98%
Total Annual Fund Operating Expenses	[1]	1.63%	1.54%
Fee Waiver and/or Expense Reimbursement	[2]	0.65%	0.56%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		0.98%	0.98%
[1]	"Other Expenses" and "Total Annual Fund Operating Expenses" for Class R6 shares are based on estimated amounts for the current fiscal year.
[2]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of each of Class R5 and Class R6 shares to 0.00% of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example Class R5 and R6 Prospectus INVESCO BALANCED-RISK RETIREMENT 2040 FUND (USD $)	1 Year	3 Years	5 Years	10 Years
Class R5	100	451	825	1,878
Class R6	100	432	786	1,787

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategies of the Fund and the Underlying Funds
      The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund's target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement 2040 Fund

Invesco Balanced-Risk Allocation Fund	43.33%

Invesco Balanced-Risk Aggressive Allocation Fund	56.66%

Liquid Assets Portfolio	0.00%

Premier Portfolio	0.00%

Total	100%

      The Fund's name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund's real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the Fund's shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund's target retirement date.

      The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis as the Fund's investments in Invesco Balanced-Risk Aggressive Allocation Fund decrease and its investments in Invesco Balanced-Risk Allocation Fund increase. At approximately 10 years from the target retirement date, the Fund ceases to invest in Invesco Balanced-Risk Aggressive Allocation Fund and begins investing in the affiliated money market funds. The Fund's investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

      The following table lists the current target market exposures through Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, the percentages may not equal 100%. The Fund's target allocations may change over time and at any point in time the Fund's actual asset allocations may be higher or lower than the target allocations shown in the chart below.

	Target Allocation from Retirement
	30 Years	20 Years	10 Years

Equities	37.2%	32.5%	28.2%

Commodities	48.0%	42.0%	36.4%

Fixed Income	96.3%	84.2%	72.9%

Cash Equivalents	0.0%	0.0%	0.0%

	Target Allocation from Retirement
	5 Years	At Retirement Date

Equities	22.5%	16.9%

Commodities	29.1%	21.8%

Fixed Income	58.3%	43.7%

Cash Equivalents	20.0%	40.0%

      An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund's portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the Fund's performance. Invesco Balanced-Risk Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund's exposure to an asset class and may cause the Fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

      The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the Fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, exchange-traded notes ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

      Invesco Balanced-Risk Allocation Fund will invest in the Subsidiary to gain exposure to commodities markets. The Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by the Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political or other conditions, Invesco Balanced-Risk Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Allocation Fund's performance and Invesco Balanced-Risk Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see "Description of the Funds and Their Investments and Risks" in Invesco Balanced-Risk Allocation Fund's SAI.

Invesco Balanced-Risk Aggressive Allocation Fund. Invesco Balanced-Risk Aggressive Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Aggressive Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Aggressive Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Aggressive Allocation Fund's portfolio management team allocates across three asset classes, equities, fixed income and commodities, such that no one asset class drives the fund's performance. The Invesco Balanced-Risk Aggressive Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Aggressive Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of the Invesco Balanced-Risk Aggressive Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Aggressive Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Aggressive Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Aggressive Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Aggressive Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Aggressive Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Aggressive Allocation Fund will be, on average, approximately 12%. Invesco Balanced-Risk Aggressive Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Aggressive Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Aggressive Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Aggressive Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Aggressive Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund's exposure to an asset class and may cause the fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified.

      The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluates whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Aggressive Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging market countries. Invesco Balanced-Risk Aggressive Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Aggressive Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund VI Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Aggressive Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

      Invesco Balanced-Risk Aggressive Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Aggressive Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Aggressive Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Aggressive Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Aggressive Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Aggressive Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Aggressive Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Aggressive Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Aggressive Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Aggressive Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses Invesco Balanced-Risk Aggressive Allocation Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political, or other conditions, Invesco Balanced-Risk Aggressive Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Aggressive Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Aggressive Allocation Fund's performance and Invesco Balanced-Risk Aggressive Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Aggressive Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Aggressive Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Aggressive Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see "Description of the Fund and Its Investments and Risks" in Invesco Balanced-Risk Aggressive Allocation Fund's SAI.

Liquid Assets Portfolio. Liquid Assets Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio's investment objective may be changed by Liquid Assets Portfolio's Board of Trustees without shareholder approval.

      Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio's adviser pursuant to guidelines approved by the Liquid Assets Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio's adviser under the supervision of Liquid Assets Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

      The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio's investment objective may be changed by Premier Portfolio's Board of Trustees without shareholder approval.

      Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio's adviser pursuant to guidelines approved by Premier Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio's adviser under the supervision of Premier Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.
Principal Risks of Investing in the Fund and the Underlying Funds
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ "economic" leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

      Commodity Risk. Invesco Balanced-Risk Allocation Fund's and Invesco Balanced-Risk Aggressive Allocation Fund's, each an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying funds' performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

      Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

      Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.
  Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.
  Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.
  Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.
  Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund's other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.
  Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund's use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund's taxable income or gains and distributions to shareholders.
  Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.
  Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.
  Management Risk. The investment techniques and risk analysis used by an underlying fund's portfolio managers in connection with investing in derivatives may not produce the desired results.
      Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

      Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund's shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund's shares may not develop or be maintained; (3) trading an exchange-traded fund's shares may be halted if the listing exchange's officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Foreign Securities Risk. The dollar value of an underlying fund's foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

      Fund of Funds Risk. The Fund's performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser's evaluations and assumptions regarding the Fund's broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund's performance.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in an underlying fund's exposure to an asset class and may cause an underlying fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to an underlying fund will be magnified; however, if the leveraged instrument decreases in value, the loss to an underlying fund will be magnified. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. There can be no assurance that an underlying fund's leverage strategy will be successful. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

      Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund's prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

      Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, each of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund's investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's or Invesco Balanced-Risk Aggressive Allocation Fund's use of commodity-linked notes or the Subsidiary (which guidance might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund's ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, such underlying fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the "Dividends, Distributions and Tax Matters" section in the SAIs for Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the "Benchmark Descriptions" section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns

Class R5 shares year-to-date (ended March 28, 2013): 2.96% Best Quarter (ended June 30, 2009): 22.18% Worst Quarter (ended December 31, 2008): -21.31%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class R5 and R6 Prospectus INVESCO BALANCED-RISK RETIREMENT 2040 FUND		1 Year	5 Years	Since Inception	Inception Date
Class R5 shares:		10.69%	2.60%	2.54%	Jan 31, 2007
Class R5 shares: Return After Taxes on Distributions		9.20%	0.99%	1.00%	Jan 31, 2007
Class R5 shares: Return After Taxes on Distributions and Sale of Fund Shares		6.94%	1.24%	1.25%	Jan 31, 2007
Class R6 shares:	[1]	10.59%	2.40%	2.33%	Sep 24, 2012
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	2.06%
Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)		11.40%	3.83%	4.12%
Custom Balanced-Risk Retirement 2040 (reflects no deduction for fees, expenses or taxes)		11.30%	(0.01%)	0.71%
Lipper Mixed-Asset Target 2040 Funds Index		15.24%	0.98%	1.50%
[1]	Class R6 shares' performance shown prior to the inception date is that of the Class A shares, and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund's Class A shares is January 31, 2007.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summaries - INVESCO BALANCED-RISK RETIREMENT 2040 FUND
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices,
Objective, Secondary [Text Block]	rr_ObjectiveSecondaryTextBlock	and as a secondary objective, capital preservation.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fee Waiver or Reimbursement over Assets, Date of Termination	rr_FeeWaiverOrReimbursementOverAssetsDateOfTermination	April 30, 2014
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	4.00%
Other Expenses, New Fund, Based on Estimates [Text]	rr_OtherExpensesNewFundBasedOnEstimates	"Other Expenses" and "Total Annual Fund Operating Expenses" for Class R6 shares are based on estimated amounts for the current fiscal year.
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund and the Underlying Funds
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund's target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement 2040 Fund

Invesco Balanced-Risk Allocation Fund	43.33%

Invesco Balanced-Risk Aggressive Allocation Fund	56.66%

Liquid Assets Portfolio	0.00%

Premier Portfolio	0.00%

Total	100%

      The Fund's name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund's real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the Fund's shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund's target retirement date.

      The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis as the Fund's investments in Invesco Balanced-Risk Aggressive Allocation Fund decrease and its investments in Invesco Balanced-Risk Allocation Fund increase. At approximately 10 years from the target retirement date, the Fund ceases to invest in Invesco Balanced-Risk Aggressive Allocation Fund and begins investing in the affiliated money market funds. The Fund's investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

      The following table lists the current target market exposures through Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, the percentages may not equal 100%. The Fund's target allocations may change over time and at any point in time the Fund's actual asset allocations may be higher or lower than the target allocations shown in the chart below.

	Target Allocation from Retirement
	30 Years	20 Years	10 Years

Equities	37.2%	32.5%	28.2%

Commodities	48.0%	42.0%	36.4%

Fixed Income	96.3%	84.2%	72.9%

Cash Equivalents	0.0%	0.0%	0.0%

	Target Allocation from Retirement
	5 Years	At Retirement Date

Equities	22.5%	16.9%

Commodities	29.1%	21.8%

Fixed Income	58.3%	43.7%

Cash Equivalents	20.0%	40.0%

      An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund's portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the Fund's performance. Invesco Balanced-Risk Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund's exposure to an asset class and may cause the Fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

      The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the Fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, exchange-traded notes ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

      Invesco Balanced-Risk Allocation Fund will invest in the Subsidiary to gain exposure to commodities markets. The Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by the Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political or other conditions, Invesco Balanced-Risk Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Allocation Fund's performance and Invesco Balanced-Risk Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see "Description of the Funds and Their Investments and Risks" in Invesco Balanced-Risk Allocation Fund's SAI.

Invesco Balanced-Risk Aggressive Allocation Fund. Invesco Balanced-Risk Aggressive Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Aggressive Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Aggressive Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Aggressive Allocation Fund's portfolio management team allocates across three asset classes, equities, fixed income and commodities, such that no one asset class drives the fund's performance. The Invesco Balanced-Risk Aggressive Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Aggressive Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of the Invesco Balanced-Risk Aggressive Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Aggressive Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Aggressive Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Aggressive Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Aggressive Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Aggressive Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Aggressive Allocation Fund will be, on average, approximately 12%. Invesco Balanced-Risk Aggressive Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Aggressive Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Aggressive Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Aggressive Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Aggressive Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund's exposure to an asset class and may cause the fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified.

      The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluates whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Aggressive Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging market countries. Invesco Balanced-Risk Aggressive Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Aggressive Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund VI Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Aggressive Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

      Invesco Balanced-Risk Aggressive Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Aggressive Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Aggressive Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Aggressive Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Aggressive Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Aggressive Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Aggressive Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Aggressive Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Aggressive Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Aggressive Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses Invesco Balanced-Risk Aggressive Allocation Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political, or other conditions, Invesco Balanced-Risk Aggressive Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Aggressive Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Aggressive Allocation Fund's performance and Invesco Balanced-Risk Aggressive Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Aggressive Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Aggressive Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Aggressive Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see "Description of the Fund and Its Investments and Risks" in Invesco Balanced-Risk Aggressive Allocation Fund's SAI.

Liquid Assets Portfolio. Liquid Assets Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio's investment objective may be changed by Liquid Assets Portfolio's Board of Trustees without shareholder approval.

      Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio's adviser pursuant to guidelines approved by the Liquid Assets Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio's adviser under the supervision of Liquid Assets Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

      The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio's investment objective may be changed by Premier Portfolio's Board of Trustees without shareholder approval.

      Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio's adviser pursuant to guidelines approved by Premier Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio's adviser under the supervision of Premier Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

		The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund and the Underlying Funds
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ "economic" leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

      Commodity Risk. Invesco Balanced-Risk Allocation Fund's and Invesco Balanced-Risk Aggressive Allocation Fund's, each an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying funds' performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

      Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

      Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.
  Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.
  Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.
  Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.
  Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund's other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.
  Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund's use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund's taxable income or gains and distributions to shareholders.
  Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.
  Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.
  Management Risk. The investment techniques and risk analysis used by an underlying fund's portfolio managers in connection with investing in derivatives may not produce the desired results.
      Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

      Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund's shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund's shares may not develop or be maintained; (3) trading an exchange-traded fund's shares may be halted if the listing exchange's officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Foreign Securities Risk. The dollar value of an underlying fund's foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

      Fund of Funds Risk. The Fund's performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser's evaluations and assumptions regarding the Fund's broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund's performance.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in an underlying fund's exposure to an asset class and may cause an underlying fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to an underlying fund will be magnified; however, if the leveraged instrument decreases in value, the loss to an underlying fund will be magnified. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. There can be no assurance that an underlying fund's leverage strategy will be successful. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

      Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund's prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

      Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, each of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund's investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's or Invesco Balanced-Risk Aggressive Allocation Fund's use of commodity-linked notes or the Subsidiary (which guidance might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund's ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, such underlying fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the "Dividends, Distributions and Tax Matters" section in the SAIs for Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

		Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the "Benchmark Descriptions" section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class R5 shares year-to-date (ended March 28, 2013): 2.96% Best Quarter (ended June 30, 2009): 22.18% Worst Quarter (ended December 31, 2008): -21.31%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND | Class R5
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.65%	[1]
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.98%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.63%	[1]
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.65%	[2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	0.98%
1 Year	rr_ExpenseExampleYear01	100
3 Years	rr_ExpenseExampleYear03	451
5 Years	rr_ExpenseExampleYear05	825
10 Years	rr_ExpenseExampleYear10	1,878
2008	rr_AnnualReturn2008	(35.94%)
2009	rr_AnnualReturn2009	28.13%
2010	rr_AnnualReturn2010	13.25%
2011	rr_AnnualReturn2011	10.52%
2012	rr_AnnualReturn2012	10.69%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class R5 shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	2.96%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	22.18%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(21.31%)
1 Year	rr_AverageAnnualReturnYear01	10.69%
5 Years	rr_AverageAnnualReturnYear05	2.60%
Since Inception	rr_AverageAnnualReturnSinceInception	2.54%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND | Class R6
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.56%	[1]
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.98%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.54%	[1]
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.56%	[2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	0.98%
1 Year	rr_ExpenseExampleYear01	100
3 Years	rr_ExpenseExampleYear03	432
5 Years	rr_ExpenseExampleYear05	786
10 Years	rr_ExpenseExampleYear10	1,787
1 Year	rr_AverageAnnualReturnYear01	10.59%	[3]
5 Years	rr_AverageAnnualReturnYear05	2.40%	[3]
Since Inception	rr_AverageAnnualReturnSinceInception	2.33%	[3]
Inception Date	rr_AverageAnnualReturnInceptionDate	Sep 24, 2012	[3]
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND | Return After Taxes on Distributions | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	9.20%
5 Years	rr_AverageAnnualReturnYear05	0.99%
Since Inception	rr_AverageAnnualReturnSinceInception	1.00%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND | Return After Taxes on Distributions and Sale of Fund Shares | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	6.94%
5 Years	rr_AverageAnnualReturnYear05	1.24%
Since Inception	rr_AverageAnnualReturnSinceInception	1.25%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
Since Inception	rr_AverageAnnualReturnSinceInception	2.06%
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND | Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.40%
5 Years	rr_AverageAnnualReturnYear05	3.83%
Since Inception	rr_AverageAnnualReturnSinceInception	4.12%
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND | Custom Balanced-Risk Retirement 2040 (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.30%
5 Years	rr_AverageAnnualReturnYear05	(0.01%)
Since Inception	rr_AverageAnnualReturnSinceInception	0.71%
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2040 FUND | Lipper Mixed-Asset Target 2040 Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	15.24%
5 Years	rr_AverageAnnualReturnYear05	0.98%
Since Inception	rr_AverageAnnualReturnSinceInception	1.50%

[1]	"Other Expenses" and "Total Annual Fund Operating Expenses" for Class R6 shares are based on estimated amounts for the current fiscal year.
[2]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of each of Class R5 and Class R6 shares to 0.00% of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.
[3]	Class R6 shares' performance shown prior to the inception date is that of the Class A shares, and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund's Class A shares is January 31, 2007.

Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND
Fund Summaries - INVESCO BALANCED-RISK RETIREMENT 2050 FUND
Investment Objective(s)
The Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class R5 and R6 Prospectus INVESCO BALANCED-RISK RETIREMENT 2050 FUND	Class R5	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class R5 and R6 Prospectus INVESCO BALANCED-RISK RETIREMENT 2050 FUND		Class R5	Class R6
Management Fees		none	none
Distribution and/or Service (12b-1) Fees		none	none
Other Expenses	[1]	1.08%	0.99%
Acquired Fund Fees and Expenses		1.11%	1.11%
Total Annual Fund Operating Expenses	[1]	2.19%	2.10%
Fee Waiver and/or Expense Reimbursement	[2]	1.08%	0.99%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		1.11%	1.11%
[1]	"Other Expenses" and "Total Annual Fund Operating Expenses" for Class R6 shares are based on estimated amounts for the current fiscal year.
[2]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of each of Class R5 and Class R6 shares to 0.00% of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example Class R5 and R6 Prospectus INVESCO BALANCED-RISK RETIREMENT 2050 FUND (USD $)	1 Year	3 Years	5 Years	10 Years
Class R5	113	581	1,076	2,439
Class R6	113	562	1,038	2,353

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategies of the Fund and the Underlying Funds
      The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund's target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement 2050 Fund

Invesco Balanced-Risk Allocation Fund	10.00%

Invesco Balanced-Risk Aggressive Allocation Fund	90.00%

Liquid Assets Portfolio	0.00%

Premier Portfolio	0.00%

Total	100%

      The Fund's name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund's real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the Fund's shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund's target retirement date.

      The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis as the Fund's investments in Invesco Balanced-Risk Aggressive Allocation Fund decrease and its investments in Invesco Balanced-Risk Allocation Fund increase. At approximately 10 years from the target retirement date, the Fund ceases to invest in Invesco Balanced-Risk Aggressive Allocation Fund and begins investing in the affiliated money market funds. The Fund's investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

      The following table lists the current target market exposures through Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, the percentages may not equal 100%. The Fund's target allocations may change over time and at any point in time the Fund's actual asset allocations may be higher or lower than the target allocations shown in the chart below.

	Target Allocation from Retirement
	40 Years	30 Years	20 Years

Equities	42.3%	37.2%	32.5%

Commodities	54.5%	48.0%	42.0%

Fixed Income	109.4%	96.3%	84.2%

Cash Equivalents	0.0%	0.0%	0.0%

	Target Allocation from Retirement
	10 Years	5 Years	At Retirement Date

Equities	28.2%	22.5%	16.9%

Commodities	36.4%	29.1%	21.8%

Fixed Income	72.9%	58.3%	43.7%

Cash Equivalents	0.0%	20.0%	40.0%

      An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund's portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the Fund's performance. Invesco Balanced-Risk Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund's exposure to an asset class and may cause the Fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

      The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the Fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, exchange-traded notes ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

      Invesco Balanced-Risk Allocation Fund will invest in the Subsidiary to gain exposure to commodities markets. The Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by the Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political or other conditions, Invesco Balanced-Risk Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Allocation Fund's performance and Invesco Balanced-Risk Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see "Description of the Funds and Their Investments and Risks" in Invesco Balanced-Risk Allocation Fund's SAI.

Invesco Balanced-Risk Aggressive Allocation Fund. Invesco Balanced-Risk Aggressive Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Aggressive Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Aggressive Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Aggressive Allocation Fund's portfolio management team allocates across three asset classes, equities, fixed income and commodities, such that no one asset class drives the fund's performance. The Invesco Balanced-Risk Aggressive Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Aggressive Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of the Invesco Balanced-Risk Aggressive Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Aggressive Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Aggressive Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Aggressive Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Aggressive Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Aggressive Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Aggressive Allocation Fund will be, on average, approximately 12%. Invesco Balanced-Risk Aggressive Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Aggressive Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Aggressive Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Aggressive Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Aggressive Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund's exposure to an asset class and may cause the fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified.

      The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluates whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Aggressive Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging market countries. Invesco Balanced-Risk Aggressive Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Aggressive Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund VI Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Aggressive Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

      Invesco Balanced-Risk Aggressive Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Aggressive Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Aggressive Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Aggressive Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Aggressive Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Aggressive Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Aggressive Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Aggressive Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Aggressive Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Aggressive Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses Invesco Balanced-Risk Aggressive Allocation Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political, or other conditions, Invesco Balanced-Risk Aggressive Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Aggressive Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Aggressive Allocation Fund's performance and Invesco Balanced-Risk Aggressive Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Aggressive Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Aggressive Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Aggressive Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see "Description of the Fund and Its Investments and Risks" in Invesco Balanced-Risk Aggressive Allocation Fund's SAI.

Liquid Assets Portfolio. Liquid Assets Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio's investment objective may be changed by Liquid Assets Portfolio's Board of Trustees without shareholder approval.

      Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio's adviser pursuant to guidelines approved by the Liquid Assets Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio's adviser under the supervision of Liquid Assets Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also  invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

      The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio's investment objective may be changed by Premier Portfolio's Board of Trustees without shareholder approval.

      Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio's adviser pursuant to guidelines approved by Premier Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio's adviser under the supervision of Premier Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.
Principal Risks of Investing in the Fund and the Underlying Funds
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ "economic" leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

      Commodity Risk. Invesco Balanced-Risk Allocation Fund's and Invesco Balanced-Risk Aggressive Allocation Fund's, each an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor  expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying funds' performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

      Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

      Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.
  Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.
  Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.
  Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.
  Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund's other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.
  Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund's use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund's taxable income or gains and distributions to shareholders.
  Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.
  Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.
  Management Risk. The investment techniques and risk analysis used by an underlying fund's portfolio managers in connection with investing in derivatives may not produce the desired results.
       Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

      Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund's shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund's shares may not develop or be maintained; (3) trading an exchange-traded fund's shares may be halted if the listing exchange's officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Foreign Securities Risk. The dollar value of an underlying fund's foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

      Fund of Funds Risk. The Fund's performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser's evaluations and assumptions regarding the Fund's broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund's performance.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in an underlying fund's exposure to an asset class and may cause an underlying fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to an underlying fund will be magnified; however, if the leveraged instrument decreases in value, the loss to an underlying fund will be magnified. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. There can be no assurance that an underlying fund's leverage strategy will be successful. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

      Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund's prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

      Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, each of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund's investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's or Invesco Balanced-Risk Aggressive Allocation Fund's use of commodity-linked notes or the Subsidiary (which guidance might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund's ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, such underlying fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the "Dividends, Distributions and Tax Matters" section in the SAIs for Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the "Benchmark Descriptions" section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns

Class R5 shares year-to-date (ended March 28, 2013): 3.10% Best Quarter (ended June 30, 2009): 23.30% Worst Quarter (ended December 31, 2008): -22.35%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class R5 and R6 Prospectus INVESCO BALANCED-RISK RETIREMENT 2050 FUND		1 Year	5 Years	Since Inception	Inception Date
Class R5 shares:		10.80%	2.16%	2.13%	Jan 31, 2007
Class R5 shares: Return After Taxes on Distributions		9.17%	0.73%	0.72%	Jan 31, 2007
Class R5 shares: Return After Taxes on Distributions and Sale of Fund Shares		7.08%	0.98%	0.99%	Jan 31, 2007
Class R6 shares:	[1]	10.58%	1.95%	1.91%	Sep 24, 2012
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	2.06%
Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)		11.40%	3.83%	4.12%
Custom Balanced-Risk Retirement 2050 Index (reflects no deduction for fees, expenses or taxes)		11.30%	(0.63%)	0.16%
Lipper Mixed-Asset Target 2050+ Funds Classification Average		15.21%	0.37%	1.38%
[1]	Class R6 shares' performance shown prior to the inception date is that of the Class A shares, and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund's Class A shares is January 31, 2007.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summaries - INVESCO BALANCED-RISK RETIREMENT 2050 FUND
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices,
Objective, Secondary [Text Block]	rr_ObjectiveSecondaryTextBlock	and as a secondary objective, capital preservation.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Fee Waiver or Reimbursement over Assets, Date of Termination	rr_FeeWaiverOrReimbursementOverAssetsDateOfTermination	April 30, 2014
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	4.00%
Other Expenses, New Fund, Based on Estimates [Text]	rr_OtherExpensesNewFundBasedOnEstimates	"Other Expenses" and "Total Annual Fund Operating Expenses" for Class R6 shares are based on estimated amounts for the current fiscal year.
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.

		Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund and the Underlying Funds
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund seeks to meet its investment objective by building a portfolio that includes Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund and two affiliated money market funds, Liquid Assets Portfolio and Premier Portfolio. The Fund will generally rebalance its assets to the Fund's target allocations on a monthly basis. A list of the underlying funds and their approximate target fund weightings as of February 25, 2013 is set forth below:

Invesco Balanced-Risk
Underlying Funds	Retirement 2050 Fund

Invesco Balanced-Risk Allocation Fund	10.00%

Invesco Balanced-Risk Aggressive Allocation Fund	90.00%

Liquid Assets Portfolio	0.00%

Premier Portfolio	0.00%

Total	100%

      The Fund's name indicates the approximate date an investor in the Fund plans to retire and may stop making new investments in the Fund. Consistent with the Fund's real return and capital preservation objectives, the Fund is designed for investors who expect to need all or most of their money in the Fund at retirement and for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Real return is total return reduced by the impact of inflation. Once the asset allocation of the Fund has become similar to the asset allocation of the Invesco Balanced-Risk Retirement Now Fund, the Board of Trustees may approve combining the Fund with Invesco Balanced-Risk Retirement Now Fund if they determine that such a combination is in the best interests of the Fund's shareholders. Such a combination will result in the shareholders of the Fund owning shares of Invesco Balanced-Risk Retirement Now Fund rather than the Fund. The Adviser expects such a combination to generally occur during the year of the Fund's target retirement date.

      The following chart displays how the Adviser expects the asset allocation for the Fund to change as its target retirement date approaches. The Fund employs a risk-balanced optimization process which accounts for the glide path (the glide path is the rate at which the asset mix changes over time). The glide path will become more conservative on a quarterly basis as the Fund's investments in Invesco Balanced-Risk Aggressive Allocation Fund decrease and its investments in Invesco Balanced-Risk Allocation Fund increase. At approximately 10 years from the target retirement date, the Fund ceases to invest in Invesco Balanced-Risk Aggressive Allocation Fund and begins investing in the affiliated money market funds. The Fund's investments in the affiliated money market funds will continue to increase and its investments in Invesco Balanced-Risk Allocation Fund will continue to decrease until approximately the target retirement date. The actual asset allocations for the Fund may differ from those shown in the chart below.

      The following table lists the current target market exposures through Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to equities, commodities and fixed income and through Liquid Assets Portfolio and Premier Portfolio to cash equivalents. The portfolio managers actively adjust portfolio positions in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund to minimize loss of capital, to benefit from market opportunities and to reduce excessive volatility. Due to the use of leverage in Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, the percentages may not equal 100%. The Fund's target allocations may change over time and at any point in time the Fund's actual asset allocations may be higher or lower than the target allocations shown in the chart below.

	Target Allocation from Retirement
	40 Years	30 Years	20 Years

Equities	42.3%	37.2%	32.5%

Commodities	54.5%	48.0%	42.0%

Fixed Income	109.4%	96.3%	84.2%

Cash Equivalents	0.0%	0.0%	0.0%

	Target Allocation from Retirement
	10 Years	5 Years	At Retirement Date

Equities	28.2%	22.5%	16.9%

Commodities	36.4%	29.1%	21.8%

Fixed Income	72.9%	58.3%	43.7%

Cash Equivalents	0.0%	20.0%	40.0%

      An investment in the Fund is not guaranteed, and you may experience losses, including near to, at, or after the target date. There is no guarantee that the Fund will provide adequate income at or through your retirement.

Investment Objectives and Strategies of the Underlying Funds
Invesco Balanced-Risk Allocation Fund. Invesco Balanced-Risk Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Allocation Fund's portfolio management team allocates across three asset classes: equities, fixed income and commodities, such that no one asset class drives the Fund's performance. Invesco Balanced-Risk Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of Invesco Balanced-Risk Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Allocation Fund holds only long positions in derivatives. A long derivative position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Allocation Fund will be, on average, approximately 8%. Invesco Balanced-Risk Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund's exposure to an asset class and may cause the Fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Allocation Fund will be magnified.

      The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the Fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluate whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the Fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging markets countries. Invesco Balanced-Risk Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality by the Adviser, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, exchange-traded notes ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund I Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

      Invesco Balanced-Risk Allocation Fund will invest in the Subsidiary to gain exposure to commodities markets. The Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by the Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses the Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political or other conditions, Invesco Balanced-Risk Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Allocation Fund's performance and Invesco Balanced-Risk Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see "Description of the Funds and Their Investments and Risks" in Invesco Balanced-Risk Allocation Fund's SAI.

Invesco Balanced-Risk Aggressive Allocation Fund. Invesco Balanced-Risk Aggressive Allocation Fund's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. Invesco Balanced-Risk Aggressive Allocation Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

      Invesco Balanced-Risk Aggressive Allocation Fund's investment strategy is designed to provide capital loss protection during down markets by investing in multiple asset classes. Under normal market conditions, Invesco Balanced-Risk Aggressive Allocation Fund's portfolio management team allocates across three asset classes, equities, fixed income and commodities, such that no one asset class drives the fund's performance. The Invesco Balanced-Risk Aggressive Allocation Fund's exposure to these three asset classes will be achieved primarily (generally over 65%) through investments in derivative instruments, including but not limited to futures, swap agreements and commodity-linked notes.

      The portfolio managers manage Invesco Balanced-Risk Aggressive Allocation Fund's portfolio using two different processes. One is strategic asset allocation, which the portfolio managers use to express their long term views of the market. The portfolio managers apply their strategic process to, on average, approximately 80% of the Invesco Balanced-Risk Aggressive Allocation Fund's portfolio. The other process is tactical asset allocation, which is used by the portfolio managers to reflect their shorter term views of the market. The strategic and tactical processes are intended to diversify portfolio risk in a variety of market conditions.

      The portfolio managers will implement their investment decisions through the use of derivatives and other investments that create economic leverage. Invesco Balanced-Risk Aggressive Allocation Fund uses derivatives and other leveraged instruments to create and adjust exposure to the asset classes. The portfolio managers make these adjustments to balance risk exposure when they believe it will benefit Invesco Balanced-Risk Aggressive Allocation Fund. Using derivatives allows the portfolio managers to implement their views more efficiently and to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. Invesco Balanced-Risk Aggressive Allocation Fund holds only long positions in derivatives. A long derivative position involves the fund buying a derivative with the anticipation of a price increase of the underlying asset. Invesco Balanced-Risk Aggressive Allocation Fund's use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant and greater than most mutual funds.

      We expect Invesco Balanced-Risk Aggressive Allocation Fund's net asset value over a short to intermediate term to be volatile because of the significant use of derivatives and other instruments that provide economic leverage, including ETFs and ETNs. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. It is expected that the annualized volatility level for Invesco Balanced-Risk Aggressive Allocation Fund will be, on average, approximately 12%. Invesco Balanced-Risk Aggressive Allocation Fund's annualized volatility level is calculated by determining the standard deviation of Invesco Balanced-Risk Aggressive Allocation Fund's monthly returns over a complete economic and market cycle. A complete economic and market cycle would include both a recession and a meaningful slow down, as well as an expansion phase. Invesco Balanced-Risk Aggressive Allocation Fund's actual volatility level for longer or shorter periods may be materially higher or lower than the target level depending on market conditions, and therefore Invesco Balanced-Risk Aggressive Allocation Fund's risk exposure may be materially higher or lower than the level targeted by the portfolio managers.

      Invesco Balanced-Risk Aggressive Allocation Fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the fund's exposure to an asset class and may cause the fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to Invesco Balanced-Risk Aggressive Allocation Fund will be magnified.

      The Adviser's investment process has three steps. The first step involves asset selection within the three asset classes (equities, fixed income and commodities). The portfolio managers select investments to represent each of the three asset classes from a universe of over fifty investments. The selection process (1) evaluates a particular investment's theoretical case for long-term excess returns relative to cash; (2) screens the identified investments against minimum liquidity criteria; and (3) reviews the expected correlation among the investments, meaning the likelihood that the value of the investments will move in the same direction at the same time, and the expected risk of each investment to determine whether the selected investments are likely to improve the expected risk adjusted return of the fund.

      Using a systematic approach based on fundamental principles, the portfolio management team analyzes the asset classes and investments, considering the following factors: valuation, economic environment and historic price movements. Regarding valuation, the portfolio managers evaluates whether asset classes and investments are attractively priced relative to fundamentals. Next, the portfolio managers assess the economic environment and consider the effect that monetary policy and other determinants of economic growth, inflation and market volatility will have on the asset classes and investments. Lastly, the portfolio managers assess the impact of historic price movements for the asset classes and investments on likely future returns.

      The second step in the investment process involves portfolio construction. The portfolio managers use their own estimates for risk and correlation to weight each asset class and the investments within each asset class to construct a risk-balanced portfolio. Periodically, the management team re-estimates the risk contributed by each asset class and investment and re-balances the portfolio; the portfolio also may be rebalanced when the fund makes new investments.

      Utilizing the results from the analysis described above, the portfolio managers determine tactical short-term over-weight (buying additional assets relative to the strategic allocation) and under-weight (selling assets relative to the strategic allocation) positions for the asset classes and investments. The portfolio managers then attempt to control the frequency, depth and duration of portfolio losses and manage the risk contribution from the various asset classes and investments with the proprietary risk-balancing process.

      In the third step of the investment process, the portfolio managers calculate the estimated risk of the portfolio and scale the positions accordingly in order to construct a portfolio with a targeted risk profile. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the balanced-risk long-term portfolio structure described in step two above. The management team uses a systematic approach to evaluate the attractiveness of the assets in the portfolio relative to the expected returns of treasury bills in the short-term. When the analysis suggests a positive market for an asset class, the management team will increase exposure to an asset by purchasing more relative to the strategic allocation. In a like manner, the management team will reduce exposure to strategic assets when the balance of these concepts is negative.

      Invesco Balanced-Risk Aggressive Allocation Fund's equity exposure will be achieved through investments in derivatives that track equity indices from developed and/or emerging market countries. Invesco Balanced-Risk Aggressive Allocation Fund's fixed income exposure will be achieved through derivative investments that offer exposure to issuers in developed markets that are rated investment grade or unrated but deemed to be investment grade quality, including U.S. and foreign government debt securities having intermediate (5 – 10 years) and long (10 plus years) term maturity. Invesco Balanced-Risk Aggressive Allocation Fund's commodity exposure will be achieved through investments in ETFs, commodity futures and swaps, ETNs and commodity-linked notes, some or all of which will be owned through Invesco Cayman Commodity Fund VI Ltd., a wholly–owned subsidiary of Invesco Balanced-Risk Aggressive Allocation Fund organized under the laws of the Cayman Islands (Subsidiary). The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agriculture/livestock.

      ETFs are traded on an exchange and generally hold a portfolio of securities, commodities and/or currencies that are designed to replicate (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.

      ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other sponsor, the returns of which are linked to the performance of a particular market, benchmark or strategy. ETNs are traded on an exchange; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

      Invesco Balanced-Risk Aggressive Allocation Fund will invest in its Subsidiary to gain exposure to commodities markets. Its Subsidiary, in turn, will invest in futures, swaps, commodity-linked notes, ETFs and ETNs. The Subsidiary is advised by the Adviser, has the same investment objective as Invesco Balanced-Risk Aggressive Allocation Fund and generally employs the same investment strategy. Unlike Invesco Balanced-Risk Aggressive Allocation Fund, however, the Subsidiary may invest without limitation in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Subsidiary holds cash and can invest in cash equivalent instruments, including affiliated money market funds, some or all of which may serve as margin or collateral for the Subsidiary's derivative positions. Because the Subsidiary is wholly-owned by Invesco Balanced-Risk Aggressive Allocation Fund, Invesco Balanced-Risk Aggressive Allocation Fund will be subject to the risks associated with any investment by the Subsidiary.

      Invesco Balanced-Risk Aggressive Allocation Fund generally will maintain 50% to 100% of its net assets (including assets held by its Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for Invesco Balanced-Risk Aggressive Allocation Fund's obligations under derivative transactions. The larger the value of Invesco Balanced-Risk Aggressive Allocation Fund's derivative positions, as opposed to positions held in non-derivative instruments, the more Invesco Balanced-Risk Aggressive Allocation Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

      Invesco Balanced-Risk Aggressive Allocation Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.

      The derivatives in which Invesco Balanced-Risk Aggressive Allocation Fund will invest will include but are not limited to futures, swap agreements and commodity-linked notes.

      Swap contracts are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other instruments. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap.

      Futures contracts are standardized agreements between two parties to buy or sell a specific quantity of an underlying instrument or commodity at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument or commodity. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying instrument or commodity on the settlement date or paying a cash settlement amount on the settlement date.

      Commodity-linked notes are notes issued by a bank or other sponsor that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on a multiple of the performance of the index and this embedded leverage will magnify the positive return and losses Invesco Balanced-Risk Aggressive Allocation Fund earns from these notes as compared to the index.

      In anticipation of or in response to market, economic, political, or other conditions, Invesco Balanced-Risk Aggressive Allocation Fund's portfolio managers may temporarily use a different investment strategy for defensive purposes. If Invesco Balanced-Risk Aggressive Allocation Fund's portfolio managers do so, different factors could affect Invesco Balanced-Risk Aggressive Allocation Fund's performance and Invesco Balanced-Risk Aggressive Allocation Fund may not achieve its investment objective.

      Invesco Balanced-Risk Aggressive Allocation Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, Invesco Balanced-Risk Aggressive Allocation Fund may not be invested in all of the types of securities described in this prospectus. Invesco Balanced-Risk Aggressive Allocation Fund may also invest in securities and other investments not described in this prospectus.

      For more information, see "Description of the Fund and Its Investments and Risks" in Invesco Balanced-Risk Aggressive Allocation Fund's SAI.

Liquid Assets Portfolio. Liquid Assets Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Liquid Assets Portfolio's investment objective may be changed by Liquid Assets Portfolio's Board of Trustees without shareholder approval.

      Liquid Assets Portfolio invests in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Liquid Assets Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Liquid Assets Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Liquid Assets Portfolio invests in conformity with Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Liquid Assets Portfolio invests only in U.S. dollar denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Liquid Assets Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Liquid Assets Portfolio's adviser pursuant to guidelines approved by the Liquid Assets Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Liquid Assets Portfolio's adviser under the supervision of Liquid Assets Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Liquid Assets Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated foreign securities. Liquid Assets Portfolio may also  invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Liquid Assets Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Liquid Assets Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. The portfolio managers manage liquidity, for instance, by trading in daily and weekly variable-rate demand notes.

      The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

Premier Portfolio. Premier Portfolio's investment objective is to provide current income consistent with preservation of capital and liquidity. Premier Portfolio's investment objective may be changed by Premier Portfolio's Board of Trustees without shareholder approval.

      Premier Portfolio invests primarily in high-quality U.S. dollar-denominated short-term debt obligations, including: (i) securities issued by the U.S. Government or its agencies; (ii) bankers' acceptances, certificates of deposit, and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; and (vi) master notes.

      Premier Portfolio will limit investments to those securities that are First Tier Securities (defined below) at the time of purchase.

      Premier Portfolio is a money market fund that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Premier Portfolio invests in conformity with the SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Premier Portfolio invests only in U.S. dollar-denominated securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations. Premier Portfolio maintains a dollar-weighted average portfolio maturity of no more than 60 days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 days. Each investment must be determined to present minimal credit risks by the Premier Portfolio's adviser pursuant to guidelines approved by Premier Portfolio's Board of Trustees, and must be an "Eligible Security" as defined under applicable regulations. First Tier Securities generally means Eligible Securities rated within the highest short-term rating category, an unrated security of comparable quality as determined by Premier Portfolio's adviser under the supervision of Premier Portfolio's Board of Trustees, U.S. Government Securities as defined by applicable regulations, and securities issued by other registered money market funds.

      Premier Portfolio invests from time to time in U.S. dollar-denominated foreign securities. Premier Portfolio may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure.

      In selecting securities for Premier Portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. Premier Portfolio's adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

		The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund and the Underlying Funds
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. Because the Fund is a fund of funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

      CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to certain CFTC rules, and is promulgating new rules, which will subject an underlying fund and its wholly-owned subsidiary to regulation by the CFTC. An underlying fund and its wholly-owned subsidiary will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements. An underlying fund also will be subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with these additional requirements will increase an underlying fund's expenses. Certain of the requirements that would apply to an underlying fund and its wholly-owned subsidiary have not yet been adopted, and it is unclear what the effect of those requirements would be on an underlying fund if they are adopted. The Adviser believes that it is possible that compliance with CFTC regulations, if they are adopted as proposed, may adversely affect the ability of an underlying fund to achieve its objective.

      Commodity-Linked Notes Risk. An underlying fund's investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, an underlying fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes an underlying fund buys, which may make it difficult for an underlying fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, an underlying fund could lose money. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ "economic" leverage that does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permit an underlying fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the underlying fund to the extent it invests in such notes. An underlying fund does not segregate assets or otherwise cover investments in securities with economic leverage.

      Commodity Risk. Invesco Balanced-Risk Allocation Fund's and Invesco Balanced-Risk Aggressive Allocation Fund's, each an underlying fund, significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor  expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying funds' performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund's shares.

      Correlation Risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because an underlying fund's investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers an underlying fund's risk allocation process may not succeed in achieving its investment objective.

      Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

      Credit Risk. The issuers of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent an underlying fund invests in junk bonds. An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

      Currency/Exchange Rate Risk. The dollar value of an underlying fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. An underlying fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.
  Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to an underlying fund, when due, which may cause losses or additional costs to an underlying fund.
  Leverage Risk. Leverage exists when an underlying fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of an underlying fund incurring obligations beyond its investment, but that nonetheless permits an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument. An underlying fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.
  Correlation Risk. To the extent that an underlying fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that an underlying fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.
  Liquidity Risk. Liquidity risk is the risk that an underlying fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that an underlying fund is unable to close out a derivative position because of market illiquidity, an underlying fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of an underlying fund's other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. An underlying fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.
  Tax Risk. The use of certain derivatives may cause an underlying fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. An underlying fund's use of derivatives may be limited by the requirements for taxation of an underlying fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of an underlying fund's taxable income or gains and distributions to shareholders.
  Market Risk. Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.
  Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.
  Management Risk. The investment techniques and risk analysis used by an underlying fund's portfolio managers in connection with investing in derivatives may not produce the desired results.
       Investors should bear in mind that, while an underlying fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be impacted by certain factors more than those in countries with mature economies. For example, developing/emerging markets countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Governments in developing/emerging markets may be relatively less stable. The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, or war may result in adverse volatility in the prices of securities or currencies. Other factors may include additional transaction costs, delays in settlement procedures, and lack of timely information.

      Exchange-Traded Funds Risk. An investment by an underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following risks that do not apply to Invesco mutual funds: (1) the market price of an exchange-traded fund's shares may trade above or below their net asset value; (2) an active trading market for the exchange-traded fund's shares may not develop or be maintained; (3) trading an exchange-traded fund's shares may be halted if the listing exchange's officials deem such action appropriate; (4) an exchange-traded fund may not be actively managed and may not accurately track the performance of the reference asset; (5) an exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an exchange-traded fund will decline more or less in correlation with any decline in the value of the index the exchange-traded fund seeks to track. Exchange-traded funds may involve duplication of management fees and certain other expenses, as an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which an underlying fund may invest are leveraged. The more an underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

      Exchange-Traded Notes Risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

      Foreign Securities Risk. The dollar value of an underlying fund's foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of an underlying fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

      Fund of Funds Risk. The Fund's performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund are also the risks associated with investments in the underlying funds. There is a risk that the Adviser's evaluations and assumptions regarding the Fund's broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The underlying funds may change their investment objectives, policies or practices without the approval of the Fund, which may cause the Fund to withdraw its investments therein at a disadvantageous time.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect an underlying fund's performance.

      Leverage Risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in an underlying fund's exposure to an asset class and may cause an underlying fund's net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to an underlying fund will be magnified; however, if the leveraged instrument decreases in value, the loss to an underlying fund will be magnified. Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. An underlying fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that an underlying fund is not able to close out a leveraged position because of market illiquidity, an underlying fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause an underlying fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of an underlying fund's portfolio securities. There can be no assurance that an underlying fund's leverage strategy will be successful. An underlying fund's significant use of derivatives and leverage could, under certain market conditions, cause the underlying fund's losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

      Liquidity Risk. A security is considered to be illiquid if an underlying fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An underlying fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and pose valuation difficulties. An underlying fund's significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more participants.

      Management Risk. The investment techniques and risk analysis used by the Fund's and the underlying funds' portfolio managers may not produce the desired results. Because an underlying fund's investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers' expectations may have a significant adverse effect on an underlying fund's net asset value. Further, the portfolio managers' use of instruments that provide economic leverage increases the volatility of an underlying fund's net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

      Market Risk. The prices of and the income generated by the underlying funds' securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Non-Diversification Risk. Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.

      Subsidiary Risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the underlying fund and are subject to the same risks that apply to similar investments if held directly by the underlying fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the underlying fund's prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and the SAI, and could adversely affect the underlying fund. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the underlying fund shareholders would likely suffer decreased investment returns.

      Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund, each an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund or Invesco Balanced-Risk Aggressive Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a regulated investment company, each of Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. The IRS has also issued a number of similar letter rulings to other funds (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund's investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund's or Invesco Balanced-Risk Aggressive Allocation Fund's use of commodity-linked notes or the Subsidiary (which guidance might be applied retroactively to Invesco Balanced-Risk Aggressive Allocation Fund) it could limit such underlying fund's ability to pursue its investment strategy and such underlying fund might not qualify as a regulated investment company for one or more years. In this event, such underlying fund's Board of Trustees may authorize a significant change in investment strategy or fund liquidation. In lieu of potential disqualification, such underlying fund is permitted to pay a tax for certain failures to satisfy the income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service. For more information, please see the "Dividends, Distributions and Tax Matters" section in the SAIs for Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Aggressive Allocation Fund.

      U.S. Government Obligations Risk. An underlying fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund's ability to recover should they default.

		Volatility Risk. An underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund's net asset value per share to experience significant increases or declines in value over short periods of time.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk . Certain of the underlying funds in which the Fund invests are non-diversified, meaning they can invest a greater portion of their assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of an underlying fund's assets may be invested in a limited number of issuers, a change in the value of the issuers' securities could affect the value of an underlying fund more than would occur in a diversified fund.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the "Benchmark Descriptions" section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, two style specific benchmarks and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class R5 shares year-to-date (ended March 28, 2013): 3.10% Best Quarter (ended June 30, 2009): 23.30% Worst Quarter (ended December 31, 2008): -22.35%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND | Class R5
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	1.08%	[1]
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	1.11%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.19%	[1]
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	1.08%	[2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.11%
1 Year	rr_ExpenseExampleYear01	113
3 Years	rr_ExpenseExampleYear03	581
5 Years	rr_ExpenseExampleYear05	1,076
10 Years	rr_ExpenseExampleYear10	2,439
2008	rr_AnnualReturn2008	(37.42%)
2009	rr_AnnualReturn2009	28.32%
2010	rr_AnnualReturn2010	13.18%
2011	rr_AnnualReturn2011	10.50%
2012	rr_AnnualReturn2012	10.80%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class R5 shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	3.10%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	23.30%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(22.35%)
1 Year	rr_AverageAnnualReturnYear01	10.80%
5 Years	rr_AverageAnnualReturnYear05	2.16%
Since Inception	rr_AverageAnnualReturnSinceInception	2.13%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND | Class R6
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.99%	[1]
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	1.11%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.10%	[1]
Fee Waiver and/or Expense Reimbursement	rr_FeeWaiverOrReimbursementOverAssets	0.99%	[2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	rr_NetExpensesOverAssets	1.11%
1 Year	rr_ExpenseExampleYear01	113
3 Years	rr_ExpenseExampleYear03	562
5 Years	rr_ExpenseExampleYear05	1,038
10 Years	rr_ExpenseExampleYear10	2,353
1 Year	rr_AverageAnnualReturnYear01	10.58%	[3]
5 Years	rr_AverageAnnualReturnYear05	1.95%	[3]
Since Inception	rr_AverageAnnualReturnSinceInception	1.91%	[3]
Inception Date	rr_AverageAnnualReturnInceptionDate	Sep 24, 2012	[3]
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND | Return After Taxes on Distributions | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	9.17%
5 Years	rr_AverageAnnualReturnYear05	0.73%
Since Inception	rr_AverageAnnualReturnSinceInception	0.72%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND | Return After Taxes on Distributions and Sale of Fund Shares | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	7.08%
5 Years	rr_AverageAnnualReturnYear05	0.98%
Since Inception	rr_AverageAnnualReturnSinceInception	0.99%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jan 31, 2007
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
Since Inception	rr_AverageAnnualReturnSinceInception	2.06%
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND | Custom Balanced-Risk Allocation Broad Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.40%
5 Years	rr_AverageAnnualReturnYear05	3.83%
Since Inception	rr_AverageAnnualReturnSinceInception	4.12%
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND | Custom Balanced-Risk Retirement 2050 Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.30%
5 Years	rr_AverageAnnualReturnYear05	(0.63%)
Since Inception	rr_AverageAnnualReturnSinceInception	0.16%
Class R5 and R6 Prospectus | INVESCO BALANCED-RISK RETIREMENT 2050 FUND | Lipper Mixed-Asset Target 2050+ Funds Classification Average
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	15.21%
5 Years	rr_AverageAnnualReturnYear05	0.37%
Since Inception	rr_AverageAnnualReturnSinceInception	1.38%

[1]	"Other Expenses" and "Total Annual Fund Operating Expenses" for Class R6 shares are based on estimated amounts for the current fiscal year.
[2]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of each of Class R5 and Class R6 shares to 0.00% of average daily net assets. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.
[3]	Class R6 shares' performance shown prior to the inception date is that of the Class A shares, and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund's Class A shares is January 31, 2007.

Class A B C and Y Prospectus | INVESCO CONVERTIBLE SECURITIES FUND
Fund Summary
Investment Objective(s)
The Fund's investment objective is to seek total return through growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information—Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class A B C and Y Prospectus INVESCO CONVERTIBLE SECURITIES FUND	Class A	Class B	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	5.00%	1.00%	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class A B C and Y Prospectus INVESCO CONVERTIBLE SECURITIES FUND	Class A	Class B	Class C	Class Y
Management Fees	0.51%	0.51%	0.51%	0.51%
Distribution and/or Service (12b-1) Fees	0.23%	1.00%	0.83%	none
Other Expenses	0.20%	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	0.94%	1.71%	1.54%	0.71%

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Expense Example Class A B C and Y Prospectus INVESCO CONVERTIBLE SECURITIES FUND (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	641	833	1,041	1,641
Class B	674	839	1,128	1,815
Class C	257	486	839	1,834
Class Y	73	227	395	883

You would pay the following expenses if you did not redeem your shares:
Expense Example, No Redemption Class A B C and Y Prospectus INVESCO CONVERTIBLE SECURITIES FUND (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	641	833	1,041	1,641
Class B	174	539	928	1,815
Class C	157	486	839	1,834
Class Y	73	227	395	883

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in convertible securities, and in derivatives and other instruments that have economic characteristics similar to such securities.

      The Fund may invest in below-investment grade securities. Below-investment grade securities are commonly referred to as junk bonds. Investment grade securities are: (i) securities rated BBB- or higher by Standard & Poor's Ratings Services (S&P) or Baa3 or higher by Moody's Investors Service, Inc. (Moody's) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by Invesco Advisers, Inc. (the Adviser), the Fund's investment adviser, to be of comparable quality at the time of purchase.

      The Fund may invest up to 10% of its net assets in synthetic convertible securities and up to 25% of its net assets in exchangeable convertible securities. The Fund may invest up to 20% of its net assets in common stocks, non-convertible preferred stocks and non-convertible fixed-income securities.

      The Fund may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets countries, i.e., those that are in the initial stages of their industrial cycles, non-U.S. dollar denominated securities and depositary receipts. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

      The Fund may invest in illiquid or thinly traded securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933.

      The Fund can invest in derivative instruments including forward foreign currency contracts.

      The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

      The Fund focuses on managing traditional convertible securities that offer a balanced risk reward profile over a full market cycle. The Fund invests in traditional convertible securities with reasonable valuations that show potential for strong total return through interest or dividend, coupled with the upside participation found in the option value embedded in the securities. The portfolio managers focus on positions issued by well-managed companies with strong balance sheets, a clear business focus, and competitive advantages versus their peers. Alpha (return on investments in excess of the Bank of America Merrill Lynch All U.S. Convertibles Index) is also added to the portfolio through careful credit analysis and security selection.

      The portfolio managers employ a barbell approach to investing, allowing them to target the delta or equity sensitivity of the portfolio based on market conditions. The portfolio managers will increase or decrease the Fund's delta based on their macro-economic views. For instance, in a strong equity market, the team may increase exposure to equity-like convertible securities. Equity-like convertible securities exhibit characteristics such as lower yields, greater equity sensitivity and lower conversion premiums. Conversely, in a weak equity market, the Fund may seek to reduce exposure to equity-like convertible securities, investing more in traditional and "busted" or fixed-income-like convertible securities. Busted convertible securities exhibit more bond-like characteristics such as higher yield, conversion premium and less downside risk relative to the common stock from which the security was converted.

Decisions to purchase or sell securities are determined by the relative value considerations of the investment professionals, which factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

       Convertible Securities Risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

       Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

      Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

      Foreign Securities Risk. The Fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

      Liquidity Risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

      Management Risk. The investment techniques and risk analysis used by the Fund's portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund's securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund's and Morgan Stanley Convertible Securities Fund's (the predecessor fund's) past performance (before and after taxes) is not necessarily an indication of its future performance.

      The returns shown prior to June 1, 2010 are those of the Class A, Class B, Class C and Class I Shares of the predecessor fund. The predecessor fund was advised by Morgan Stanley Investment Advisors Inc. Class A, Class B, Class C and Class I shares of the predecessor fund were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of the Fund on June 1, 2010. Class A, Class B, Class C and Class Y shares' returns of the Fund will be different from the predecessor fund as they have different expenses. Predecessor fund performance for Class A and Class B shares has been restated to reflect the Fund's applicable sales charge. Performance for Class B shares assumes conversion to Class A shares eight years after the start of the performance period.

Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class B shares year-to-date (ended March 28, 2013): 6.69% Best Quarter (ended September 30, 2009): 16.31% Worst Quarter (ended December 31, 2008): -15.87%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class A B C and Y Prospectus INVESCO CONVERTIBLE SECURITIES FUND	1 Year	5 Years	10 Years	Inception Date
Class A shares:	7.45%	4.32%	7.14%	Jul 28, 1997
Class B shares:	7.80%	4.36%	7.10%	Oct 31, 1985
Class B shares: Return After Taxes on Distributions	7.34%	3.67%	6.38%	Oct 31, 1985
Class B shares: Return After Taxes on Distributions and Sale of Fund Shares	5.20%	3.36%	5.84%	Oct 31, 1985
Class C shares:	12.02%	4.74%	6.97%	Jul 28, 1997
Class Y shares:	13.94%	5.75%	8.02%	Jul 28, 1997
Bank of America Merrill Lynch All U.S. Convertibles Index (reflects no deductions for fees, expenses or taxes)	14.96%	4.06%	7.31%
Lipper Convertible Securities Funds Index	11.53%	3.21%	7.30%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class B shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class A B C and Y Prospectus | INVESCO CONVERTIBLE SECURITIES FUND
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summary
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is to seek total return through growth of capital and current income.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information—Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	58.00%
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

		The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Expense Example, No Redemption, By Year, Caption [Text]	rr_ExpenseExampleNoRedemptionByYearCaption	You would pay the following expenses if you did not redeem your shares:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in convertible securities, and in derivatives and other instruments that have economic characteristics similar to such securities.

      The Fund may invest in below-investment grade securities. Below-investment grade securities are commonly referred to as junk bonds. Investment grade securities are: (i) securities rated BBB- or higher by Standard & Poor's Ratings Services (S&P) or Baa3 or higher by Moody's Investors Service, Inc. (Moody's) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by Invesco Advisers, Inc. (the Adviser), the Fund's investment adviser, to be of comparable quality at the time of purchase.

      The Fund may invest up to 10% of its net assets in synthetic convertible securities and up to 25% of its net assets in exchangeable convertible securities. The Fund may invest up to 20% of its net assets in common stocks, non-convertible preferred stocks and non-convertible fixed-income securities.

      The Fund may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets countries, i.e., those that are in the initial stages of their industrial cycles, non-U.S. dollar denominated securities and depositary receipts. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

      The Fund may invest in illiquid or thinly traded securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933.

      The Fund can invest in derivative instruments including forward foreign currency contracts.

      The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

      The Fund focuses on managing traditional convertible securities that offer a balanced risk reward profile over a full market cycle. The Fund invests in traditional convertible securities with reasonable valuations that show potential for strong total return through interest or dividend, coupled with the upside participation found in the option value embedded in the securities. The portfolio managers focus on positions issued by well-managed companies with strong balance sheets, a clear business focus, and competitive advantages versus their peers. Alpha (return on investments in excess of the Bank of America Merrill Lynch All U.S. Convertibles Index) is also added to the portfolio through careful credit analysis and security selection.

      The portfolio managers employ a barbell approach to investing, allowing them to target the delta or equity sensitivity of the portfolio based on market conditions. The portfolio managers will increase or decrease the Fund's delta based on their macro-economic views. For instance, in a strong equity market, the team may increase exposure to equity-like convertible securities. Equity-like convertible securities exhibit characteristics such as lower yields, greater equity sensitivity and lower conversion premiums. Conversely, in a weak equity market, the Fund may seek to reduce exposure to equity-like convertible securities, investing more in traditional and "busted" or fixed-income-like convertible securities. Busted convertible securities exhibit more bond-like characteristics such as higher yield, conversion premium and less downside risk relative to the common stock from which the security was converted.

		Decisions to purchase or sell securities are determined by the relative value considerations of the investment professionals, which factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

       Convertible Securities Risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

       Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

      Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

      Foreign Securities Risk. The Fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

      High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

      Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

      Liquidity Risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

      Management Risk. The investment techniques and risk analysis used by the Fund's portfolio managers may not produce the desired results.

		Market Risk. The prices of and the income generated by the Fund's securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. The Fund's and Morgan Stanley Convertible Securities Fund's (the predecessor fund's) past performance (before and after taxes) is not necessarily an indication of its future performance.

      The returns shown prior to June 1, 2010 are those of the Class A, Class B, Class C and Class I Shares of the predecessor fund. The predecessor fund was advised by Morgan Stanley Investment Advisors Inc. Class A, Class B, Class C and Class I shares of the predecessor fund were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of the Fund on June 1, 2010. Class A, Class B, Class C and Class Y shares' returns of the Fund will be different from the predecessor fund as they have different expenses. Predecessor fund performance for Class A and Class B shares has been restated to reflect the Fund's applicable sales charge. Performance for Class B shares assumes conversion to Class A shares eight years after the start of the performance period.

		Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's and Morgan Stanley Convertible Securities Fund's (the predecessor fund's) past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Narrative [Text Block]	rr_BarChartNarrativeTextBlock	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Does Not Reflect Sales Loads [Text]	rr_BarChartDoesNotReflectSalesLoads	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class B shares year-to-date (ended March 28, 2013): 6.69% Best Quarter (ended September 30, 2009): 16.31% Worst Quarter (ended December 31, 2008): -15.87%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class B shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class B shares only and after-tax returns for other classes will vary.
Class A B C and Y Prospectus | INVESCO CONVERTIBLE SECURITIES FUND | Class A
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	0.51%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.23%
Other Expenses	rr_OtherExpensesOverAssets	0.20%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	0.94%
1 Year	rr_ExpenseExampleYear01	641
3 Years	rr_ExpenseExampleYear03	833
5 Years	rr_ExpenseExampleYear05	1,041
10 Years	rr_ExpenseExampleYear10	1,641
1 Year	rr_ExpenseExampleNoRedemptionYear01	641
3 Years	rr_ExpenseExampleNoRedemptionYear03	833
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,041
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,641
1 Year	rr_AverageAnnualReturnYear01	7.45%
5 Years	rr_AverageAnnualReturnYear05	4.32%
10 Years	rr_AverageAnnualReturnYear10	7.14%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jul 28, 1997
Class A B C and Y Prospectus | INVESCO CONVERTIBLE SECURITIES FUND | Class B
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	5.00%
Management Fees	rr_ManagementFeesOverAssets	0.51%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.20%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.71%
1 Year	rr_ExpenseExampleYear01	674
3 Years	rr_ExpenseExampleYear03	839
5 Years	rr_ExpenseExampleYear05	1,128
10 Years	rr_ExpenseExampleYear10	1,815
1 Year	rr_ExpenseExampleNoRedemptionYear01	174
3 Years	rr_ExpenseExampleNoRedemptionYear03	539
5 Years	rr_ExpenseExampleNoRedemptionYear05	928
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,815
2003	rr_AnnualReturn2003	22.90%
2004	rr_AnnualReturn2004	7.19%
2005	rr_AnnualReturn2005	0.35%
2006	rr_AnnualReturn2006	10.31%
2007	rr_AnnualReturn2007	6.58%
2008	rr_AnnualReturn2008	(29.64%)
2009	rr_AnnualReturn2009	42.72%
2010	rr_AnnualReturn2010	17.04%
2011	rr_AnnualReturn2011	(5.11%)
2012	rr_AnnualReturn2012	12.80%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class B shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	6.69%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Sep 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	16.31%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(15.87%)
1 Year	rr_AverageAnnualReturnYear01	7.80%
5 Years	rr_AverageAnnualReturnYear05	4.36%
10 Years	rr_AverageAnnualReturnYear10	7.10%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 31, 1985
Class A B C and Y Prospectus | INVESCO CONVERTIBLE SECURITIES FUND | Class C
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	1.00%
Management Fees	rr_ManagementFeesOverAssets	0.51%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.83%
Other Expenses	rr_OtherExpensesOverAssets	0.20%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.54%
1 Year	rr_ExpenseExampleYear01	257
3 Years	rr_ExpenseExampleYear03	486
5 Years	rr_ExpenseExampleYear05	839
10 Years	rr_ExpenseExampleYear10	1,834
1 Year	rr_ExpenseExampleNoRedemptionYear01	157
3 Years	rr_ExpenseExampleNoRedemptionYear03	486
5 Years	rr_ExpenseExampleNoRedemptionYear05	839
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,834
1 Year	rr_AverageAnnualReturnYear01	12.02%
5 Years	rr_AverageAnnualReturnYear05	4.74%
10 Years	rr_AverageAnnualReturnYear10	6.97%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jul 28, 1997
Class A B C and Y Prospectus | INVESCO CONVERTIBLE SECURITIES FUND | Class Y
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	0.51%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.20%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	0.71%
1 Year	rr_ExpenseExampleYear01	73
3 Years	rr_ExpenseExampleYear03	227
5 Years	rr_ExpenseExampleYear05	395
10 Years	rr_ExpenseExampleYear10	883
1 Year	rr_ExpenseExampleNoRedemptionYear01	73
3 Years	rr_ExpenseExampleNoRedemptionYear03	227
5 Years	rr_ExpenseExampleNoRedemptionYear05	395
10 Years	rr_ExpenseExampleNoRedemptionYear10	883
1 Year	rr_AverageAnnualReturnYear01	13.94%
5 Years	rr_AverageAnnualReturnYear05	5.75%
10 Years	rr_AverageAnnualReturnYear10	8.02%
Inception Date	rr_AverageAnnualReturnInceptionDate	Jul 28, 1997
Class A B C and Y Prospectus | INVESCO CONVERTIBLE SECURITIES FUND | Return After Taxes on Distributions | Class B
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	7.34%
5 Years	rr_AverageAnnualReturnYear05	3.67%
10 Years	rr_AverageAnnualReturnYear10	6.38%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 31, 1985
Class A B C and Y Prospectus | INVESCO CONVERTIBLE SECURITIES FUND | Return After Taxes on Distributions and Sale of Fund Shares | Class B
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	5.20%
5 Years	rr_AverageAnnualReturnYear05	3.36%
10 Years	rr_AverageAnnualReturnYear10	5.84%
Inception Date	rr_AverageAnnualReturnInceptionDate	Oct 31, 1985
Class A B C and Y Prospectus | INVESCO CONVERTIBLE SECURITIES FUND | Bank of America Merrill Lynch All U.S. Convertibles Index (reflects no deductions for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	14.96%
5 Years	rr_AverageAnnualReturnYear05	4.06%
10 Years	rr_AverageAnnualReturnYear10	7.31%
Class A B C and Y Prospectus | INVESCO CONVERTIBLE SECURITIES FUND | Lipper Convertible Securities Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.53%
5 Years	rr_AverageAnnualReturnYear05	3.21%
10 Years	rr_AverageAnnualReturnYear10	7.30%

Class R5 and R6 Prospectus | INVESCO CONVERTIBLE SECURITIES FUND
Fund Summary
Investment Objective(s)
The Fund's investment objective is to seek total return through growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class R5 and R6 Prospectus INVESCO CONVERTIBLE SECURITIES FUND	Class R5	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class R5 and R6 Prospectus INVESCO CONVERTIBLE SECURITIES FUND	Class R5	Class R6
Management Fees	0.51%	0.51%
Distribution and/or Service (12b-1) Fees	none	none
Other Expenses	0.10%	0.08%
Total Annual Fund Operating Expenses	0.61%	0.59%

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Expense Example Class R5 and R6 Prospectus INVESCO CONVERTIBLE SECURITIES FUND (USD $)	1 Year	3 Years	5 Years	10 Years
Class R5	62	195	340	762
Class R6	60	189	329	738

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in convertible securities, and in derivatives and other instruments that have economic characteristics similar to such securities.

      The Fund may invest in below-investment grade securities. Below-investment grade securities are commonly referred to as junk bonds. Investment grade securities are: (i) securities rated BBB- or higher by Standard & Poor's Ratings Services (S&P) or Baa3 or higher by Moody's Investors Service, Inc. (Moody's) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by Invesco Advisers, Inc. (the Adviser), the Fund's investment adviser, to be of comparable quality at the time of purchase.

      The Fund may invest up to 10% of its net assets in synthetic convertible securities and up to 25% of its net assets in exchangeable convertible securities. The Fund may invest up to 20% of its net assets in common stocks, non-convertible preferred stocks and non-convertible fixed-income securities.

      The Fund may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets countries, i.e., those that are in the initial stages of their industrial cycles, non-U.S. dollar denominated securities and depositary receipts. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

      The Fund may invest in illiquid or thinly traded securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933.

      The Fund can invest in derivative instruments including forward foreign currency contracts.

      The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

      The Fund focuses on managing traditional convertible securities that offer a balanced risk reward profile over a full market cycle. The Fund invests in traditional convertible securities with reasonable valuations that show potential for strong total return through interest or dividend, coupled with the upside participation found in the option value embedded in the securities. The portfolio managers focus on positions issued by well-managed companies with strong balance sheets, a clear business focus, and competitive advantages versus their peers. Alpha (return on investments in excess of the Bank of America Merrill Lynch All U.S. Convertibles Index) is also added to the portfolio through careful credit analysis and security selection.

      The portfolio managers employ a barbell approach to investing, allowing them to target the delta or equity sensitivity of the portfolio based on market conditions. The portfolio managers will increase or decrease the Fund's delta based on their macro-economic views. For instance, in a strong equity market, the team may increase exposure to equity-like convertible securities. Equity-like convertible securities exhibit characteristics such as lower yields, greater equity sensitivity and lower conversion premiums. Conversely, in a weak equity market, the Fund may seek to reduce exposure to equity-like convertible securities, investing more in traditional and "busted" or fixed-income-like convertible securities. Busted convertible securities exhibit more bond-like characteristics such as higher yield, conversion premium and less downside risk relative to the common stock from which the security was converted.

Decisions to purchase or sell securities are determined by the relative value considerations of the investment professionals, which factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

       Convertible Securities Risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

       Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

       Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

       Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

       Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

       Foreign Securities Risk. The Fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

       High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

       Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

       Liquidity Risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

       Management Risk. The investment techniques and risk analysis used by the Fund's portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund's securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund's and Morgan Stanley Convertible Securities Fund's (the predecessor fund's) past performance (before and after taxes) is not necessarily an indication of its future performance.

      The returns shown prior to June 1, 2010 are those of the Class A shares of the predecessor fund. The predecessor fund was advised by Morgan Stanley Investment Advisors Inc. Class R5 and Class R6 shares' returns of the Fund will be different from the predecessor fund as they have different expenses.

Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns

Class R5 shares year-to-date (ended March 28, 2013): 6.97% Best Quarter (ended March 31, 2012): 9.02% Worst Quarter (ended June 30, 2012): -2.18%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class R5 and R6 Prospectus INVESCO CONVERTIBLE SECURITIES FUND		1 Year	5 Years	10 Years	Inception Date
Class R5 shares:	[1]	14.07%	5.62%	7.81%	May 23, 2011
Class R5 shares: Return After Taxes on Distributions	[1]	13.28%	4.65%	6.87%	May 23, 2011
Class R5 shares: Return After Taxes on Distributions and Sale of Fund Shares	[1]	9.37%	4.29%	6.33%	May 23, 2011
Class R6 shares:	[1]	13.72%	5.51%	7.75%	Sep 24, 2012
Bank of America Merrill Lynch All U.S. Convertibles Index (reflects no deductions for fees, expenses or taxes)		14.96%	4.06%	7.31%
Lipper Convertible Securities Funds Index		11.53%	3.21%	7.30%
[1]	Class R5 and R6 shares' performance shown prior to the inception date is that of the predecessor fund's Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers and/or expense reimbursement. The inception date of the predecessor fund's Class A shares is July 28, 1997.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class R5 and R6 Prospectus | INVESCO CONVERTIBLE SECURITIES FUND
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summary
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is to seek total return through growth of capital and current income.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	58.00%
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

		The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in convertible securities, and in derivatives and other instruments that have economic characteristics similar to such securities.

      The Fund may invest in below-investment grade securities. Below-investment grade securities are commonly referred to as junk bonds. Investment grade securities are: (i) securities rated BBB- or higher by Standard & Poor's Ratings Services (S&P) or Baa3 or higher by Moody's Investors Service, Inc. (Moody's) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by Invesco Advisers, Inc. (the Adviser), the Fund's investment adviser, to be of comparable quality at the time of purchase.

      The Fund may invest up to 10% of its net assets in synthetic convertible securities and up to 25% of its net assets in exchangeable convertible securities. The Fund may invest up to 20% of its net assets in common stocks, non-convertible preferred stocks and non-convertible fixed-income securities.

      The Fund may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets countries, i.e., those that are in the initial stages of their industrial cycles, non-U.S. dollar denominated securities and depositary receipts. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

      The Fund may invest in illiquid or thinly traded securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933.

      The Fund can invest in derivative instruments including forward foreign currency contracts.

      The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

      The Fund focuses on managing traditional convertible securities that offer a balanced risk reward profile over a full market cycle. The Fund invests in traditional convertible securities with reasonable valuations that show potential for strong total return through interest or dividend, coupled with the upside participation found in the option value embedded in the securities. The portfolio managers focus on positions issued by well-managed companies with strong balance sheets, a clear business focus, and competitive advantages versus their peers. Alpha (return on investments in excess of the Bank of America Merrill Lynch All U.S. Convertibles Index) is also added to the portfolio through careful credit analysis and security selection.

      The portfolio managers employ a barbell approach to investing, allowing them to target the delta or equity sensitivity of the portfolio based on market conditions. The portfolio managers will increase or decrease the Fund's delta based on their macro-economic views. For instance, in a strong equity market, the team may increase exposure to equity-like convertible securities. Equity-like convertible securities exhibit characteristics such as lower yields, greater equity sensitivity and lower conversion premiums. Conversely, in a weak equity market, the Fund may seek to reduce exposure to equity-like convertible securities, investing more in traditional and "busted" or fixed-income-like convertible securities. Busted convertible securities exhibit more bond-like characteristics such as higher yield, conversion premium and less downside risk relative to the common stock from which the security was converted.

		Decisions to purchase or sell securities are determined by the relative value considerations of the investment professionals, which factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

       Convertible Securities Risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

       Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

       Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

       Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

       Developing/Emerging Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

       Foreign Securities Risk. The Fund's foreign investments may be affected by changes in a foreign country's exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

       High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

       Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

       Liquidity Risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

       Management Risk. The investment techniques and risk analysis used by the Fund's portfolio managers may not produce the desired results.

		Market Risk. The prices of and the income generated by the Fund's securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund's and Morgan Stanley Convertible Securities Fund's (the predecessor fund's) past performance (before and after taxes) is not necessarily an indication of its future performance.

      The returns shown prior to June 1, 2010 are those of the Class A shares of the predecessor fund. The predecessor fund was advised by Morgan Stanley Investment Advisors Inc. Class R5 and Class R6 shares' returns of the Fund will be different from the predecessor fund as they have different expenses.

		Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's and Morgan Stanley Convertible Securities Fund's (the predecessor fund's) past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class R5 shares year-to-date (ended March 28, 2013): 6.97% Best Quarter (ended March 31, 2012): 9.02% Worst Quarter (ended June 30, 2012): -2.18%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 shares only and after-tax returns for other classes will vary.
Class R5 and R6 Prospectus | INVESCO CONVERTIBLE SECURITIES FUND | Class R5
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	0.51%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.10%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	0.61%
1 Year	rr_ExpenseExampleYear01	62
3 Years	rr_ExpenseExampleYear03	195
5 Years	rr_ExpenseExampleYear05	340
10 Years	rr_ExpenseExampleYear10	762
2012	rr_AnnualReturn2012	14.07%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class R5 shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	6.97%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Mar 31, 2012
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	9.02%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Jun 30, 2012
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(2.18%)
1 Year	rr_AverageAnnualReturnYear01	14.07%	[1]
5 Years	rr_AverageAnnualReturnYear05	5.62%	[1]
10 Years	rr_AverageAnnualReturnYear10	7.81%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	May 23, 2011	[1]
Class R5 and R6 Prospectus | INVESCO CONVERTIBLE SECURITIES FUND | Class R6
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	0.51%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.08%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	0.59%
1 Year	rr_ExpenseExampleYear01	60
3 Years	rr_ExpenseExampleYear03	189
5 Years	rr_ExpenseExampleYear05	329
10 Years	rr_ExpenseExampleYear10	738
1 Year	rr_AverageAnnualReturnYear01	13.72%	[1]
5 Years	rr_AverageAnnualReturnYear05	5.51%	[1]
10 Years	rr_AverageAnnualReturnYear10	7.75%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Sep 24, 2012	[1]
Class R5 and R6 Prospectus | INVESCO CONVERTIBLE SECURITIES FUND | Return After Taxes on Distributions | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	13.28%	[1]
5 Years	rr_AverageAnnualReturnYear05	4.65%	[1]
10 Years	rr_AverageAnnualReturnYear10	6.87%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	May 23, 2011	[1]
Class R5 and R6 Prospectus | INVESCO CONVERTIBLE SECURITIES FUND | Return After Taxes on Distributions and Sale of Fund Shares | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	9.37%	[1]
5 Years	rr_AverageAnnualReturnYear05	4.29%	[1]
10 Years	rr_AverageAnnualReturnYear10	6.33%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	May 23, 2011	[1]
Class R5 and R6 Prospectus | INVESCO CONVERTIBLE SECURITIES FUND | Bank of America Merrill Lynch All U.S. Convertibles Index (reflects no deductions for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	14.96%
5 Years	rr_AverageAnnualReturnYear05	4.06%
10 Years	rr_AverageAnnualReturnYear10	7.31%
Class R5 and R6 Prospectus | INVESCO CONVERTIBLE SECURITIES FUND | Lipper Convertible Securities Funds Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	11.53%
5 Years	rr_AverageAnnualReturnYear05	3.21%
10 Years	rr_AverageAnnualReturnYear10	7.30%

[1]	Class R5 and R6 shares' performance shown prior to the inception date is that of the predecessor fund's Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers and/or expense reimbursement. The inception date of the predecessor fund's Class A shares is July 28, 1997.

Class A B C and Y Prospectus | INVESCO LEADERS FUND
Fund Summary
Investment Objective(s)
The Fund's principal investment objective is capital appreciation.
The Fund's secondary investment objective is income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information—Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class A B C and Y Prospectus INVESCO LEADERS FUND	CLASS A	CLASS B	CLASS C	CLASS Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	5.00%	1.00%	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class A B C and Y Prospectus INVESCO LEADERS FUND	CLASS A	CLASS B	CLASS C	CLASS Y
Management Fees	none	none	none	none
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	none
Other Expenses	0.48%	0.48%	0.48%	0.48%
Acquired Fund Fees and Expenses	0.57%	0.57%	0.57%	0.57%
Total Annual Fund Operating Expenses	1.30%	2.05%	2.05%	1.05%

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Expense Example Class A B C and Y Prospectus INVESCO LEADERS FUND (USD $)	1 Year	3 Years	5 Years	10 Years
CLASS A	675	939	1,224	2,032
CLASS B	708	943	1,303	2,187
CLASS C	308	643	1,103	2,379
CLASS Y	107	334	579	1,283

You would pay the following expenses if you did not redeem your shares:
Expense Example, No Redemption Class A B C and Y Prospectus INVESCO LEADERS FUND (USD $)	1 Year	3 Years	5 Years	10 Years
CLASS A	675	939	1,224	2,032
CLASS B	208	643	1,103	2,187
CLASS C	208	643	1,103	2,379
CLASS Y	107	334	579	1,283

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund seeks to achieve its investment objectives by investing primarily in a combination of certain Invesco Funds (the Underlying Funds) on a fixed percentage allocation basis. The Underlying Funds invest in U.S. and foreign equity securities, fixed income securities and derivatives. The Fund makes equal allocations of its assets to the following three Underlying Funds: Invesco Comstock Fund (formerly known as Invesco Van Kampen Comstock Fund) (Comstock Fund), Invesco Equity and Income Fund (formerly known as Invesco Van Kampen Equity and Income Fund) (Equity and Income Fund) and Invesco International Growth Fund (International Growth Fund). The investment results of the Underlying Funds will vary. As a result, the percentage allocations to the Underlying Funds will be monitored daily by Invesco Advisers, Inc. (the Adviser or Invesco), the Fund's and the Underlying Funds' investment adviser, and the Fund's allocations to the Underlying Funds will be rebalanced whenever the actual allocations exceed plus or minus 5% of the pre-determined fixed percentage allocation basis.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

       Management Risk. The investment techniques and risk analysis used by the Fund's portfolio managers may not produce the desired results.

       Market Risk. The prices of and the income generated by the Fund's securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

       Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

       Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

Risks of Investing in the Underlying Funds

Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Underlying Funds' shares and therefore the value of the Fund's investments. In addition, there is no guarantee that the Underlying Funds will achieve each of their investment objectives or that the Underlying Funds will not change their investment objectives without the approval of the Fund. In addition, the Fund will bear its pro rata portion of the expenses of the Underlying Funds. In selecting among the Underlying Funds (which are also advised by the Adviser), the Adviser is subject to the potential conflict of interest presented because the fees paid by some Underlying Funds to the Adviser are higher than the fees paid by other Underlying Funds.

       Market Risk. Market risk is the possibility that the market values of securities owned by the Underlying Fund will decline. Investment in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

       Small- and Medium-Sized Companies Risk. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Underlying Funds may invest) often fluctuate more than stock prices of larger companies.

       Income Risk. The ability of the Underlying Funds' equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on the Underlying Funds' debt securities generally is affected by prevailing interest rates, which can vary widely over the short-and long-term.

       Call Risk. If interest rates fall, it is possible that issuers of callable securities held by the Underlying Funds will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Underlying Funds in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

       Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

       Credit Risk. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Because an Underlying Fund generally invests only in investment grade-quality debt securities, it is subject to a lower level of credit risk than a fund investing in lower-quality securities. Securities rated BBB by Standard & Poor's (S&P) or Baa by Moody's Investor Service, Inc. (Moody's) are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities.

       Foreign Securities Risk. An Underlying Fund's foreign investments may be affected by changes in a foreign country's exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

       REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an Underlying Fund's holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, an Underlying Fund may own real estate directly, which involves the following additional risks: environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes.

       Geographic Concentration Risk. Because an Underlying Fund has a significant level of investment in issuers in the developed countries of Western Europe and Japan, an Underlying Fund's performance is expected to be closely tied to social, political and economic conditions within countries in those regions and to be more volatile than the performance of more geographically diversified funds.

       Management Risk. The investment techniques and risk analysis used by the Fund's and the Underlying Funds' portfolio managers may not produce the desired results.

       Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An Underlying Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an Underlying Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

       Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

       Investing in the European Union Risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union's enlargement to the south and east, and resolution of the European Union's problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state's market to cause a similar effect on other member states' markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

       Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an Underlying Fund owns a security that is deferring or omitting its distributions, the Underlying Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

       Style-Specific Investing. A value style of investing (used by the Comstock Fund and the Equity and Income Fund) emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market.

       A growth style of investing (used by the International Growth Fund) emphasizes companies with growth characteristics. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

Developing/Emerging Markets Securities Risk. Securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark and style specific benchmarks. The Fund's and the Van Kampen Leaders Fund's (the predecessor fund's) past performance (before and after taxes) is not necessarily an indication of its future performance.

      The returns shown prior to June 1, 2010 are those of the Class A, Class B, Class C and Class I shares of the predecessor fund. The predecessor fund was advised by Van Kampen Asset Management. Class A, Class B, Class C and Class I shares of the predecessor fund were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of the Fund on June 1, 2010. Class A, Class B, Class C and Class Y shares' returns of the Fund will be different from the predecessor fund as they have different expenses. Performance for Class A and Class B shares of the predecessor fund shown in the performance table has been restated to reflect the Fund's applicable sales charge.

Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended March 28, 2013): 8.05% Best Quarter (ended June 30, 2009): 18.22% Worst Quarter (ended December 31, 2008): -20.57%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class A B C and Y Prospectus INVESCO LEADERS FUND	1 Year	5 Years	Since Inception	Inception Date
Class A shares:	9.04%	(1.06%)	1.72%	Feb 27, 2006
Class A shares: Return After Taxes on Distributions	8.75%	(1.51%)	1.31%	Feb 27, 2006
Class A shares: Return After Taxes on Distributions and Sale of Fund Shares	6.05%	(1.02%)	1.37%	Feb 27, 2006
Class B shares:	9.55%	(1.03%)	1.80%	Feb 27, 2006
Class C shares:	13.48%	(0.66%)	1.81%	Feb 27, 2006
Class Y shares:	15.69%	0.33%	2.82%	Feb 27, 2006
S&P 500�� Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	3.78%	Feb 28, 2006
MSCI EAFE�� Growth Index	16.86%	(3.09%)	2.19%	Feb 28, 2006
Barclays U.S. Government/Credit Index (reflects no deductions for fees, expenses or taxes)	4.82%	6.06%	6.03%	Feb 28, 2006
Russell 1000�� Value Index (reflects no deductions for fees, expenses or taxes)	17.51%	0.59%	2.74%	Feb 28, 2006

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class A B C and Y Prospectus | INVESCO LEADERS FUND
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summary
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's principal investment objective is capital appreciation.
Objective, Secondary [Text Block]	rr_ObjectiveSecondaryTextBlock	The Fund's secondary investment objective is income.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information—Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	4.00%
Expense Breakpoint Discounts [Text]	rr_ExpenseBreakpointDiscounts	You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information—Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Expense Breakpoint, Minimum Investment Required [Amount]	rr_ExpenseBreakpointMinimumInvestmentRequiredAmount	50,000
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

		The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Expense Example, No Redemption Narrative [Text Block]	rr_ExpenseExampleNoRedemptionNarrativeTextBlock	You would pay the following expenses if you did not redeem your shares:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund seeks to achieve its investment objectives by investing primarily in a combination of certain Invesco Funds (the Underlying Funds) on a fixed percentage allocation basis. The Underlying Funds invest in U.S. and foreign equity securities, fixed income securities and derivatives. The Fund makes equal allocations of its assets to the following three Underlying Funds: Invesco Comstock Fund (formerly known as Invesco Van Kampen Comstock Fund) (Comstock Fund), Invesco Equity and Income Fund (formerly known as Invesco Van Kampen Equity and Income Fund) (Equity and Income Fund) and Invesco International Growth Fund (International Growth Fund). The investment results of the Underlying Funds will vary. As a result, the percentage allocations to the Underlying Funds will be monitored daily by Invesco Advisers, Inc. (the Adviser or Invesco), the Fund's and the Underlying Funds' investment adviser, and the Fund's allocations to the Underlying Funds will be rebalanced whenever the actual allocations exceed plus or minus 5% of the pre-determined fixed percentage allocation basis.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

       Management Risk. The investment techniques and risk analysis used by the Fund's portfolio managers may not produce the desired results.

       Market Risk. The prices of and the income generated by the Fund's securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

       Fund of Funds Risk. The Fund's performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

       Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

Risks of Investing in the Underlying Funds

Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Underlying Funds' shares and therefore the value of the Fund's investments. In addition, there is no guarantee that the Underlying Funds will achieve each of their investment objectives or that the Underlying Funds will not change their investment objectives without the approval of the Fund. In addition, the Fund will bear its pro rata portion of the expenses of the Underlying Funds. In selecting among the Underlying Funds (which are also advised by the Adviser), the Adviser is subject to the potential conflict of interest presented because the fees paid by some Underlying Funds to the Adviser are higher than the fees paid by other Underlying Funds.

       Market Risk. Market risk is the possibility that the market values of securities owned by the Underlying Fund will decline. Investment in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

       Small- and Medium-Sized Companies Risk. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Underlying Funds may invest) often fluctuate more than stock prices of larger companies.

       Income Risk. The ability of the Underlying Funds' equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on the Underlying Funds' debt securities generally is affected by prevailing interest rates, which can vary widely over the short-and long-term.

       Call Risk. If interest rates fall, it is possible that issuers of callable securities held by the Underlying Funds will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Underlying Funds in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

       Counterparty Risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

       Credit Risk. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Because an Underlying Fund generally invests only in investment grade-quality debt securities, it is subject to a lower level of credit risk than a fund investing in lower-quality securities. Securities rated BBB by Standard & Poor's (S&P) or Baa by Moody's Investor Service, Inc. (Moody's) are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities.

       Foreign Securities Risk. An Underlying Fund's foreign investments may be affected by changes in a foreign country's exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

       REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an Underlying Fund's holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, an Underlying Fund may own real estate directly, which involves the following additional risks: environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes.

       Geographic Concentration Risk. Because an Underlying Fund has a significant level of investment in issuers in the developed countries of Western Europe and Japan, an Underlying Fund's performance is expected to be closely tied to social, political and economic conditions within countries in those regions and to be more volatile than the performance of more geographically diversified funds.

       Management Risk. The investment techniques and risk analysis used by the Fund's and the Underlying Funds' portfolio managers may not produce the desired results.

       Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An Underlying Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while an Underlying Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

       Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

       Investing in the European Union Risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union's enlargement to the south and east, and resolution of the European Union's problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state's market to cause a similar effect on other member states' markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

       Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an Underlying Fund owns a security that is deferring or omitting its distributions, the Underlying Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

       Style-Specific Investing. A value style of investing (used by the Comstock Fund and the Equity and Income Fund) emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market.

       A growth style of investing (used by the International Growth Fund) emphasizes companies with growth characteristics. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

		Developing/Emerging Markets Securities Risk. Securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Nondiversified Status [Text]	rr_RiskNondiversifiedStatus	Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark and style specific benchmarks. The Fund's and the Van Kampen Leaders Fund's (the predecessor fund's) past performance (before and after taxes) is not necessarily an indication of its future performance.

      The returns shown prior to June 1, 2010 are those of the Class A, Class B, Class C and Class I shares of the predecessor fund. The predecessor fund was advised by Van Kampen Asset Management. Class A, Class B, Class C and Class I shares of the predecessor fund were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of the Fund on June 1, 2010. Class A, Class B, Class C and Class Y shares' returns of the Fund will be different from the predecessor fund as they have different expenses. Performance for Class A and Class B shares of the predecessor fund shown in the performance table has been restated to reflect the Fund's applicable sales charge.

		Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark and style specific benchmarks.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's and the Van Kampen Leaders Fund's (the predecessor fund's) past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Narrative [Text Block]	rr_BarChartNarrativeTextBlock	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Does Not Reflect Sales Loads [Text]	rr_BarChartDoesNotReflectSalesLoads	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class A shares year-to-date (ended March 28, 2013): 8.05% Best Quarter (ended June 30, 2009): 18.22% Worst Quarter (ended December 31, 2008): -20.57%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Class A B C and Y Prospectus | INVESCO LEADERS FUND | CLASS A
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.25%
Other Expenses	rr_OtherExpensesOverAssets	0.48%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.57%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.30%
1 Year	rr_ExpenseExampleYear01	675
3 Years	rr_ExpenseExampleYear03	939
5 Years	rr_ExpenseExampleYear05	1,224
10 Years	rr_ExpenseExampleYear10	2,032
1 Year	rr_ExpenseExampleNoRedemptionYear01	675
3 Years	rr_ExpenseExampleNoRedemptionYear03	939
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,224
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,032
2007	rr_AnnualReturn2007	5.23%
2008	rr_AnnualReturn2008	(37.18%)
2009	rr_AnnualReturn2009	28.89%
2010	rr_AnnualReturn2010	11.20%
2011	rr_AnnualReturn2011	(3.39%)
2012	rr_AnnualReturn2012	15.40%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class A shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	8.05%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2009
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	18.22%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(20.57%)
1 Year	rr_AverageAnnualReturnYear01	9.04%
5 Years	rr_AverageAnnualReturnYear05	(1.06%)
Since Inception	rr_AverageAnnualReturnSinceInception	1.72%
Inception Date	rr_AverageAnnualReturnInceptionDate	Feb 27, 2006
Class A B C and Y Prospectus | INVESCO LEADERS FUND | CLASS B
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	5.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.48%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.57%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.05%
1 Year	rr_ExpenseExampleYear01	708
3 Years	rr_ExpenseExampleYear03	943
5 Years	rr_ExpenseExampleYear05	1,303
10 Years	rr_ExpenseExampleYear10	2,187
1 Year	rr_ExpenseExampleNoRedemptionYear01	208
3 Years	rr_ExpenseExampleNoRedemptionYear03	643
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,103
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,187
1 Year	rr_AverageAnnualReturnYear01	9.55%
5 Years	rr_AverageAnnualReturnYear05	(1.03%)
Since Inception	rr_AverageAnnualReturnSinceInception	1.80%
Inception Date	rr_AverageAnnualReturnInceptionDate	Feb 27, 2006
Class A B C and Y Prospectus | INVESCO LEADERS FUND | CLASS C
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	1.00%
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.48%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.57%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	2.05%
1 Year	rr_ExpenseExampleYear01	308
3 Years	rr_ExpenseExampleYear03	643
5 Years	rr_ExpenseExampleYear05	1,103
10 Years	rr_ExpenseExampleYear10	2,379
1 Year	rr_ExpenseExampleNoRedemptionYear01	208
3 Years	rr_ExpenseExampleNoRedemptionYear03	643
5 Years	rr_ExpenseExampleNoRedemptionYear05	1,103
10 Years	rr_ExpenseExampleNoRedemptionYear10	2,379
1 Year	rr_AverageAnnualReturnYear01	13.48%
5 Years	rr_AverageAnnualReturnYear05	(0.66%)
Since Inception	rr_AverageAnnualReturnSinceInception	1.81%
Inception Date	rr_AverageAnnualReturnInceptionDate	Feb 27, 2006
Class A B C and Y Prospectus | INVESCO LEADERS FUND | CLASS Y
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	none
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.48%
Acquired Fund Fees and Expenses	rr_AcquiredFundFeesAndExpensesOverAssets	0.57%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.05%
1 Year	rr_ExpenseExampleYear01	107
3 Years	rr_ExpenseExampleYear03	334
5 Years	rr_ExpenseExampleYear05	579
10 Years	rr_ExpenseExampleYear10	1,283
1 Year	rr_ExpenseExampleNoRedemptionYear01	107
3 Years	rr_ExpenseExampleNoRedemptionYear03	334
5 Years	rr_ExpenseExampleNoRedemptionYear05	579
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,283
1 Year	rr_AverageAnnualReturnYear01	15.69%
5 Years	rr_AverageAnnualReturnYear05	0.33%
Since Inception	rr_AverageAnnualReturnSinceInception	2.82%
Inception Date	rr_AverageAnnualReturnInceptionDate	Feb 27, 2006
Class A B C and Y Prospectus | INVESCO LEADERS FUND | Return After Taxes on Distributions | CLASS A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	8.75%
5 Years	rr_AverageAnnualReturnYear05	(1.51%)
Since Inception	rr_AverageAnnualReturnSinceInception	1.31%
Inception Date	rr_AverageAnnualReturnInceptionDate	Feb 27, 2006
Class A B C and Y Prospectus | INVESCO LEADERS FUND | Return After Taxes on Distributions and Sale of Fund Shares | CLASS A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	6.05%
5 Years	rr_AverageAnnualReturnYear05	(1.02%)
Since Inception	rr_AverageAnnualReturnSinceInception	1.37%
Inception Date	rr_AverageAnnualReturnInceptionDate	Feb 27, 2006
Class A B C and Y Prospectus | INVESCO LEADERS FUND | S&P 500�� Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.00%
5 Years	rr_AverageAnnualReturnYear05	1.66%
Since Inception	rr_AverageAnnualReturnSinceInception	3.78%
Inception Date	rr_AverageAnnualReturnInceptionDate	Feb 28, 2006
Class A B C and Y Prospectus | INVESCO LEADERS FUND | MSCI EAFE�� Growth Index
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	16.86%
5 Years	rr_AverageAnnualReturnYear05	(3.09%)
Since Inception	rr_AverageAnnualReturnSinceInception	2.19%
Inception Date	rr_AverageAnnualReturnInceptionDate	Feb 28, 2006
Class A B C and Y Prospectus | INVESCO LEADERS FUND | Barclays U.S. Government/Credit Index (reflects no deductions for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	4.82%
5 Years	rr_AverageAnnualReturnYear05	6.06%
Since Inception	rr_AverageAnnualReturnSinceInception	6.03%
Inception Date	rr_AverageAnnualReturnInceptionDate	Feb 28, 2006
Class A B C and Y Prospectus | INVESCO LEADERS FUND | Russell 1000�� Value Index (reflects no deductions for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	17.51%
5 Years	rr_AverageAnnualReturnYear05	0.59%
Since Inception	rr_AverageAnnualReturnSinceInception	2.74%
Inception Date	rr_AverageAnnualReturnInceptionDate	Feb 28, 2006

Class A B C and Y Prospectus | INVESCO U.S. MORTGAGE FUND
Fund Summary
Investment Objective(s)
The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information—Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees Class A B C and Y Prospectus INVESCO U.S. MORTGAGE FUND	Class A	Class B	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none	5.00%	1.00%	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses Class A B C and Y Prospectus INVESCO U.S. MORTGAGE FUND		Class A	Class B	Class C	Class Y
Management Fees		0.47%	0.47%	0.47%	0.47%
Distribution and/or Service (12b-1) Fees		0.24%	1.00%	1.00%	none
Other Expenses		0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	[1]	0.93%	1.69%	1.69%	0.69%
[1]	"Total Annual Fund Operating Expenses" are based on estimated amounts for the current fiscal year.

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Expense Example Class A B C and Y Prospectus INVESCO U.S. MORTGAGE FUND (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	516	709	918	1,519
Class B	672	833	1,118	1,796
Class C	272	533	918	1,998
Class Y	70	221	384	859

You would pay the following expenses if you did not redeem your shares:
Expense Example, No Redemption Class A B C and Y Prospectus INVESCO U.S. MORTGAGE FUND (USD $)	1 Year	3 Years	5 Years	10 Years
Class A	516	709	918	1,519
Class B	172	533	918	1,796
Class C	172	533	918	1,998
Class Y	70	221	384	859

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 451% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the U.S. government, its agencies, instrumentalities or sponsored corporations (a Federal Agency), and in mortgage-backed securities privately issued in the United States, and in derivatives and other instruments that have economic characteristics similar to such securities.

       Mortgage-backed securities generally consist of government mortgage pass-through securities, collateralized mortgage obligations (CMOs), multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities and inverse floaters. The Fund historically has invested substantially all of its assets in mortgage-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. government or private lenders and guaranteed by U.S. government agencies such as the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC).

       The Fund may invest in real estate mortgage investment conduits (REMICs) and CMOs.

       The Fund may invest in stripped mortgage securities, which are derivative multi-class mortgage securities.

       The Fund is authorized to borrow money from banks and engage in dollar roll transactions in an aggregate amount up to 331/3% of its total assets (including amount borrowed) with no more than 5% of such amount from bank borrowings. The use of such transactions to purchase additional securities is known as leverage.

       The Fund may invest in illiquid or thinly traded securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933. The Fund's investments may include securities that do not produce immediate cash income, such as zero coupon securities and payment-in-kind securities.

       The Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that the Fund may buy or sell a security with payment and delivery taking place in the future. The Fund may also engage in "to be announced" (TBA) transactions, which are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis.

       The Fund can invest in derivative instruments including futures contracts and swap contracts.

       The Fund can use futures contracts, including interest rate futures, to increase or reduce its exposure to changes in interest rates.

       The Fund can use swap contracts, including interest rate swaps, to hedge or adjust the Fund's exposure to interest rates.

       The Fund utilizes active duration and yield curve positioning for risk management and for generating alpha (return on investments in excess of the Barclays U.S. Mortgage-Backed Securities Index).

       The portfolio managers utilize the Barclays U.S. Mortgage-Backed Securities Index as a reference in structuring the portfolio. The portfolio managers decide on appropriate risk factors such as duration, the shape of the U.S. Treasury yield curve, Federal Agency exposure, Federal Agency mortgage-backed security exposure, and Treasury Inflation-Protected Security (TIPS) exposure relative to this index. The portfolio managers then employ proprietary technology to calculate appropriate position sizes for each of these risk factors. In doing so, the portfolio managers consider recommendations from a globally interconnected team of specialist decision makers in positioning the Fund to generate alpha.

       The portfolio managers generally rely upon a team of market-specific specialists for trade execution and for assistance in determining efficient ways (in terms of cost-efficiency and selection) to implement those recommendations. Specialist investment professionals employ both top down and bottom-up analysis in determining larger or smaller exposure to specific risk factors. In general, these specialists will look for attractive risk-reward opportunities and securities that best enable the Fund to pursue those opportunities. The portfolio managers consider the recommendations of these market-specific specialists in adjusting the Fund's risk exposures and security selection on a real-time basis using proprietary communication technology. Although a variety of specialists provide input in the management of the Fund, the portfolio managers retain responsibility for ensuring the Fund is positioned appropriately in terms of risk exposures and position sizes.

       Specialists employ a bottom-up approach to recommend larger or smaller exposure to specific risk factors. In general, specialists will look for attractive risk-reward opportunities and securities that best enable the Fund to pursue those opportunities. The portfolio managers consider the recommendations of these market-specific specialists in adjusting the Fund's risk exposures and security selection on a real-time basis using proprietary communication technology.

       Decisions to purchase or sell securities are determined by the relative value considerations of the investment professionals that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund's macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Fund's exposure to a particular security or issuer, degradation of an issuer's credit quality or general liquidity needs of the Fund.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the fund are:

       Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

       Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

       Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

       TBA Transactions Risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the Fund to further losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.

       Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair the Fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

       Income Risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

       Liquidity Risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

       Management Risk. The investment techniques and risk analysis used by the Fund's portfolio managers may not produce the desired results.

       Market Risk. The prices of and the income generated by the Fund's securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

       Mortgage-and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

       U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund's ability to recover should they default.

       When-Issued and Delayed Delivery Risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.

Zero Coupon or Pay-In-Kind Securities Risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark and a style specific benchmark. The Fund's and Van Kampen U.S. Mortgage Fund's (the predecessor fund's) past performance (before and after taxes) is not necessarily an indication of its future performance.

      The returns shown prior to June 1, 2010 are those of the Class A, Class B, Class C, and Class I Shares of the predecessor fund. The predecessor fund was advised by Van Kampen Asset Management. Class A, Class B, Class C, and Class I shares of the predecessor fund were reorganized into Class A, Class B, Class C, and Class Y shares, respectively, of the Fund on June 1, 2010. Class A, Class B, Class C, and Class Y shares' returns of the Fund will be different from the predecessor fund as they have different expenses. Performance for Class A and Class B shares have been restated to reflect the Fund's applicable sales charge.

Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares year-to-date (ended March 28, 2013): 0.15% Best Quarter (ended June 30, 2010): 2.93% Worst Quarter (ended March 31, 2008): -1.55%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class A B C and Y Prospectus INVESCO U.S. MORTGAGE FUND	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A shares:	0.07%	3.10%	3.35%		May 31, 1984
Class A shares: Return After Taxes on Distributions	(1.39%)	1.58%	1.61%		May 31, 1984
Class A shares: Return After Taxes on Distributions and Sale of Fund Shares	0.03%	1.74%	1.80%		May 31, 1984
Class B shares:	(1.25%)	2.87%	3.16%		Aug 24, 1992
Class C shares:	2.75%	3.22%	3.01%		Aug 13, 1993
Class Y shares:	4.87%	4.33%		4.63%	Sep 25, 2006
Bank of America Merrill Lynch 1-10 Year Treasury Index (reflects no deductions for fees, expenses or taxes)	1.87%	4.66%	4.12%
Barclays U.S. Mortgage-Backed Securities Index (reflects no deductions for fees, expenses or taxes)	2.59%	5.67%	5.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class A B C and Y Prospectus | INVESCO U.S. MORTGAGE FUND
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summary
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information—Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 451% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	451.00%
Expense Breakpoint Discounts [Text]	rr_ExpenseBreakpointDiscounts	You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section "Shareholder Account Information—Initial Sales Charges (Class A Shares Only)" on page A-3 of the prospectus and the section "Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares" on page L-1 of the statement of additional information (SAI).
Expense Breakpoint, Minimum Investment Required [Amount]	rr_ExpenseBreakpointMinimumInvestmentRequiredAmount	100,000
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

		The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Expense Example, No Redemption Narrative [Text Block]	rr_ExpenseExampleNoRedemptionNarrativeTextBlock	You would pay the following expenses if you did not redeem your shares:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the U.S. government, its agencies, instrumentalities or sponsored corporations (a Federal Agency), and in mortgage-backed securities privately issued in the United States, and in derivatives and other instruments that have economic characteristics similar to such securities.

       Mortgage-backed securities generally consist of government mortgage pass-through securities, collateralized mortgage obligations (CMOs), multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities and inverse floaters. The Fund historically has invested substantially all of its assets in mortgage-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. government or private lenders and guaranteed by U.S. government agencies such as the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC).

       The Fund may invest in real estate mortgage investment conduits (REMICs) and CMOs.

       The Fund may invest in stripped mortgage securities, which are derivative multi-class mortgage securities.

       The Fund is authorized to borrow money from banks and engage in dollar roll transactions in an aggregate amount up to 331/3% of its total assets (including amount borrowed) with no more than 5% of such amount from bank borrowings. The use of such transactions to purchase additional securities is known as leverage.

       The Fund may invest in illiquid or thinly traded securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933. The Fund's investments may include securities that do not produce immediate cash income, such as zero coupon securities and payment-in-kind securities.

       The Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that the Fund may buy or sell a security with payment and delivery taking place in the future. The Fund may also engage in "to be announced" (TBA) transactions, which are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis.

       The Fund can invest in derivative instruments including futures contracts and swap contracts.

       The Fund can use futures contracts, including interest rate futures, to increase or reduce its exposure to changes in interest rates.

       The Fund can use swap contracts, including interest rate swaps, to hedge or adjust the Fund's exposure to interest rates.

       The Fund utilizes active duration and yield curve positioning for risk management and for generating alpha (return on investments in excess of the Barclays U.S. Mortgage-Backed Securities Index).

       The portfolio managers utilize the Barclays U.S. Mortgage-Backed Securities Index as a reference in structuring the portfolio. The portfolio managers decide on appropriate risk factors such as duration, the shape of the U.S. Treasury yield curve, Federal Agency exposure, Federal Agency mortgage-backed security exposure, and Treasury Inflation-Protected Security (TIPS) exposure relative to this index. The portfolio managers then employ proprietary technology to calculate appropriate position sizes for each of these risk factors. In doing so, the portfolio managers consider recommendations from a globally interconnected team of specialist decision makers in positioning the Fund to generate alpha.

       The portfolio managers generally rely upon a team of market-specific specialists for trade execution and for assistance in determining efficient ways (in terms of cost-efficiency and selection) to implement those recommendations. Specialist investment professionals employ both top down and bottom-up analysis in determining larger or smaller exposure to specific risk factors. In general, these specialists will look for attractive risk-reward opportunities and securities that best enable the Fund to pursue those opportunities. The portfolio managers consider the recommendations of these market-specific specialists in adjusting the Fund's risk exposures and security selection on a real-time basis using proprietary communication technology. Although a variety of specialists provide input in the management of the Fund, the portfolio managers retain responsibility for ensuring the Fund is positioned appropriately in terms of risk exposures and position sizes.

       Specialists employ a bottom-up approach to recommend larger or smaller exposure to specific risk factors. In general, specialists will look for attractive risk-reward opportunities and securities that best enable the Fund to pursue those opportunities. The portfolio managers consider the recommendations of these market-specific specialists in adjusting the Fund's risk exposures and security selection on a real-time basis using proprietary communication technology.

       Decisions to purchase or sell securities are determined by the relative value considerations of the investment professionals that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund's macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Fund's exposure to a particular security or issuer, degradation of an issuer's credit quality or general liquidity needs of the Fund.

		In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the fund are:

       Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

       Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

       Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

       TBA Transactions Risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the Fund to further losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.

       Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair the Fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

       Income Risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

       Liquidity Risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

       Management Risk. The investment techniques and risk analysis used by the Fund's portfolio managers may not produce the desired results.

       Market Risk. The prices of and the income generated by the Fund's securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

       Mortgage-and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

       U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund's ability to recover should they default.

       When-Issued and Delayed Delivery Risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.

		Zero Coupon or Pay-In-Kind Securities Risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark and a style specific benchmark. The Fund's and Van Kampen U.S. Mortgage Fund's (the predecessor fund's) past performance (before and after taxes) is not necessarily an indication of its future performance.

      The returns shown prior to June 1, 2010 are those of the Class A, Class B, Class C, and Class I Shares of the predecessor fund. The predecessor fund was advised by Van Kampen Asset Management. Class A, Class B, Class C, and Class I shares of the predecessor fund were reorganized into Class A, Class B, Class C, and Class Y shares, respectively, of the Fund on June 1, 2010. Class A, Class B, Class C, and Class Y shares' returns of the Fund will be different from the predecessor fund as they have different expenses. Performance for Class A and Class B shares have been restated to reflect the Fund's applicable sales charge.

		Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark and a style specific benchmark.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's and Van Kampen U.S. Mortgage Fund's (the predecessor fund's) past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Narrative [Text Block]	rr_BarChartNarrativeTextBlock	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Does Not Reflect Sales Loads [Text]	rr_BarChartDoesNotReflectSalesLoads	The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class A shares year-to-date (ended March 28, 2013): 0.15% Best Quarter (ended June 30, 2010): 2.93% Worst Quarter (ended March 31, 2008): -1.55%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table One Class of after Tax Shown [Text]	rr_PerformanceTableOneClassOfAfterTaxShown	After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Class A B C and Y Prospectus | INVESCO U.S. MORTGAGE FUND | Class A
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	4.25%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	0.47%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	0.24%
Other Expenses	rr_OtherExpensesOverAssets	0.22%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	0.93%	[1]
1 Year	rr_ExpenseExampleYear01	516
3 Years	rr_ExpenseExampleYear03	709
5 Years	rr_ExpenseExampleYear05	918
10 Years	rr_ExpenseExampleYear10	1,519
1 Year	rr_ExpenseExampleNoRedemptionYear01	516
3 Years	rr_ExpenseExampleNoRedemptionYear03	709
5 Years	rr_ExpenseExampleNoRedemptionYear05	918
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,519
2003	rr_AnnualReturn2003	1.87%
2004	rr_AnnualReturn2004	3.88%
2005	rr_AnnualReturn2005	2.40%
2006	rr_AnnualReturn2006	3.79%
2007	rr_AnnualReturn2007	6.11%
2008	rr_AnnualReturn2008	(1.95%)
2009	rr_AnnualReturn2009	7.19%
2010	rr_AnnualReturn2010	5.41%
2011	rr_AnnualReturn2011	5.06%
2012	rr_AnnualReturn2012	4.54%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class A shares year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	0.15%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Jun 30, 2010
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	2.93%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Mar 31, 2008
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(1.55%)
1 Year	rr_AverageAnnualReturnYear01	0.07%
5 Years	rr_AverageAnnualReturnYear05	3.10%
10 Years	rr_AverageAnnualReturnYear10	3.35%
Inception Date	rr_AverageAnnualReturnInceptionDate	May 31, 1984
Class A B C and Y Prospectus | INVESCO U.S. MORTGAGE FUND | Class B
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	5.00%
Management Fees	rr_ManagementFeesOverAssets	0.47%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.22%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.69%	[1]
1 Year	rr_ExpenseExampleYear01	672
3 Years	rr_ExpenseExampleYear03	833
5 Years	rr_ExpenseExampleYear05	1,118
10 Years	rr_ExpenseExampleYear10	1,796
1 Year	rr_ExpenseExampleNoRedemptionYear01	172
3 Years	rr_ExpenseExampleNoRedemptionYear03	533
5 Years	rr_ExpenseExampleNoRedemptionYear05	918
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,796
1 Year	rr_AverageAnnualReturnYear01	(1.25%)
5 Years	rr_AverageAnnualReturnYear05	2.87%
10 Years	rr_AverageAnnualReturnYear10	3.16%
Inception Date	rr_AverageAnnualReturnInceptionDate	Aug 24, 1992
Class A B C and Y Prospectus | INVESCO U.S. MORTGAGE FUND | Class C
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	1.00%
Management Fees	rr_ManagementFeesOverAssets	0.47%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	1.00%
Other Expenses	rr_OtherExpensesOverAssets	0.22%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	1.69%	[1]
1 Year	rr_ExpenseExampleYear01	272
3 Years	rr_ExpenseExampleYear03	533
5 Years	rr_ExpenseExampleYear05	918
10 Years	rr_ExpenseExampleYear10	1,998
1 Year	rr_ExpenseExampleNoRedemptionYear01	172
3 Years	rr_ExpenseExampleNoRedemptionYear03	533
5 Years	rr_ExpenseExampleNoRedemptionYear05	918
10 Years	rr_ExpenseExampleNoRedemptionYear10	1,998
1 Year	rr_AverageAnnualReturnYear01	2.75%
5 Years	rr_AverageAnnualReturnYear05	3.22%
10 Years	rr_AverageAnnualReturnYear10	3.01%
Inception Date	rr_AverageAnnualReturnInceptionDate	Aug 13, 1993
Class A B C and Y Prospectus | INVESCO U.S. MORTGAGE FUND | Class Y
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	0.47%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.22%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	0.69%	[1]
1 Year	rr_ExpenseExampleYear01	70
3 Years	rr_ExpenseExampleYear03	221
5 Years	rr_ExpenseExampleYear05	384
10 Years	rr_ExpenseExampleYear10	859
1 Year	rr_ExpenseExampleNoRedemptionYear01	70
3 Years	rr_ExpenseExampleNoRedemptionYear03	221
5 Years	rr_ExpenseExampleNoRedemptionYear05	384
10 Years	rr_ExpenseExampleNoRedemptionYear10	859
1 Year	rr_AverageAnnualReturnYear01	4.87%
5 Years	rr_AverageAnnualReturnYear05	4.33%
Since Inception	rr_AverageAnnualReturnSinceInception	4.63%
Inception Date	rr_AverageAnnualReturnInceptionDate	Sep 25, 2006
Class A B C and Y Prospectus | INVESCO U.S. MORTGAGE FUND | Return After Taxes on Distributions | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	(1.39%)
5 Years	rr_AverageAnnualReturnYear05	1.58%
10 Years	rr_AverageAnnualReturnYear10	1.61%
Inception Date	rr_AverageAnnualReturnInceptionDate	May 31, 1984
Class A B C and Y Prospectus | INVESCO U.S. MORTGAGE FUND | Return After Taxes on Distributions and Sale of Fund Shares | Class A
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	0.03%
5 Years	rr_AverageAnnualReturnYear05	1.74%
10 Years	rr_AverageAnnualReturnYear10	1.80%
Inception Date	rr_AverageAnnualReturnInceptionDate	May 31, 1984
Class A B C and Y Prospectus | INVESCO U.S. MORTGAGE FUND | Bank of America Merrill Lynch 1-10 Year Treasury Index (reflects no deductions for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	1.87%
5 Years	rr_AverageAnnualReturnYear05	4.66%
10 Years	rr_AverageAnnualReturnYear10	4.12%
Class A B C and Y Prospectus | INVESCO U.S. MORTGAGE FUND | Barclays U.S. Mortgage-Backed Securities Index (reflects no deductions for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	2.59%
5 Years	rr_AverageAnnualReturnYear05	5.67%
10 Years	rr_AverageAnnualReturnYear10	5.08%

[1]	"Total Annual Fund Operating Expenses" are based on estimated amounts for the current fiscal year.

Class R5 Prospectus | INVESCO U.S. MORTGAGE FUND
Fund Summary
Investment Objective(s)
The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Shareholder Fees	Class R5 Prospectus INVESCO U.S. MORTGAGE FUND Class R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses	Class R5 Prospectus INVESCO U.S. MORTGAGE FUND Class R5
Management Fees	0.47%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.65%

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Expense Example (USD $)	1 Year	3 Years	5 Years	10 Years
Class R5 Prospectus INVESCO U.S. MORTGAGE FUND Class R5	66	208	362	810

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 451% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the U.S. government, its agencies, instrumentalities or sponsored corporations (a Federal Agency), and in mortgage-backed securities privately issued in the United States, and in derivatives and other instruments that have economic characteristics similar to such securities.

      Mortgage-backed securities generally consist of government mortgage pass-through securities, collateralized mortgage obligations (CMOs), multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities and inverse floaters. The Fund historically has invested substantially all of its assets in mortgage-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. government or private lenders and guaranteed by U.S. government agencies such as the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC).

      The Fund may invest in real estate mortgage investment conduits (REMICs) and CMOs.

      The Fund may invest in stripped mortgage securities, which are derivative multi-class mortgage securities.

      The Fund is authorized to borrow money from banks and engage in dollar roll transactions in an aggregate amount up to 331/3% of its total assets (including amount borrowed) with no more than 5% of such amount from bank borrowings. The use of such transactions to purchase additional securities is known as leverage.

      The Fund may invest in illiquid or thinly traded securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933. The Fund's investments may include securities that do not produce immediate cash income, such as zero coupon securities and payment-in-kind securities.

      The Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that the Fund may buy or sell a security with payment and delivery taking place in the future. The Fund may also engage in "to be announced" (TBA) transactions, which are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis.

      The Fund can invest in derivative instruments including futures contracts and swap contracts.

      The Fund can use futures contracts, including interest rate futures, to increase or reduce its exposure to changes in interest rates.

      The Fund can use swap contracts, including interest rate swaps, to hedge or adjust the Fund's exposure to interest rates.

      The Fund utilizes active duration and yield curve positioning for risk management and for generating alpha (return on investments in excess of the Barclays U.S. Mortgage-Backed Securities Index).

      The portfolio managers utilize the Barclays U.S. Mortgage-Backed Securities Index as a reference in structuring the portfolio. The portfolio managers decide on appropriate risk factors such as duration, the shape of the U.S. Treasury yield curve, Federal Agency exposure, Federal Agency mortgage-backed security exposure, and Treasury Inflation-Protected Security (TIPS) exposure relative to this index. The portfolio managers then employ proprietary technology to calculate appropriate position sizes for each of these risk factors. In doing so, the portfolio managers consider recommendations from a globally interconnected team of specialist decision makers in positioning the Fund to generate alpha.

      The portfolio managers generally rely upon a team of market-specific specialists for trade execution and for assistance in determining efficient ways (in terms of cost-efficiency and selection) to implement those recommendations. Specialist investment professionals employ both top down and bottom-up analysis in determining larger or smaller exposure to specific risk factors. In general, these specialists will look for attractive risk-reward opportunities and securities that best enable the Fund to pursue those opportunities. The portfolio managers consider the recommendations of these market-specific specialists in adjusting the Fund's risk exposures and security selection on a real-time basis using proprietary communication technology. Although a variety of specialists provide input in the management of the Fund, the portfolio managers retain responsibility for ensuring the Fund is positioned appropriately in terms of risk exposures and position sizes.

      Specialists employ a bottom-up approach to recommend larger or smaller exposure to specific risk factors. In general, specialists will look for attractive risk-reward opportunities and securities that best enable the Fund to pursue those opportunities. The portfolio managers consider the recommendations of these market-specific specialists in adjusting the Fund's risk exposures and security selection on a real-time basis using proprietary communication technology.

      Decisions to purchase or sell securities are determined by the relative value considerations of the investment professionals that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund's macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Fund's exposure to a particular security or issuer, degradation of an issuer's credit quality or general liquidity needs of the Fund.

In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

      Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

      Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      TBA Transactions Risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the Fund to further losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.

      Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair the Fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

      Income Risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

      Liquidity Risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

       Management Risk. The investment techniques and risk analysis used by the Fund's portfolio managers may not produce the desired results.

      Market Risk. The prices of and the income generated by the Fund's securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Mortgage-and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

      U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund's ability to recover should they default.

      When-Issued and Delayed Delivery Risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.

Zero Coupon or Pay-In-Kind Securities Risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark and a style specific benchmark. The Fund's and Van Kampen U.S. Mortgage Fund's (the predecessor fund's) past performance (before and after taxes) is not necessarily an indication of its future performance.

      The returns shown prior to June 1, 2010 are those of the Class A shares of the predecessor fund. The predecessor fund was advised by Van Kampen Asset Management. Class R5 shares' returns of the Fund will be different from the predecessor fund as they have different expenses.

Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Annual Total Returns

Class R5 year-to-date (ended March 28, 2013): 0.22% Best Quarter (ended September 30, 2012): 2.20% Worst Quarter (ended December 31, 2012): -0.16%
Average Annual Total Returns (for the periods ended December 31, 2012)
Average Annual Total Returns Class R5 Prospectus INVESCO U.S. MORTGAGE FUND		1 Year	5 Years	10 Years	Inception Date
Class R5 shares:	[1]	4.80%	4.14%	3.87%	Jun 1, 2010
Class R5 shares: Return After Taxes on Distributions	[1]	3.18%	2.55%	2.09%	Jun 1, 2010
Class R5 shares: Return After Taxes on Distributions and Sale of Fund Shares	[1]	3.10%	2.59%	2.23%	Jun 1, 2010
Bank of America Merrill Lynch 1-10 Year Treasury Index (reflects no deduction for fees, expenses or taxes)		1.87%	4.66%	4.12%
Barclays U.S. Mortgage-Backed Securities Index (reflects no deduction for fees, expenses or taxes)		2.59%	5.67%	5.08%
[1]	Class R5 shares' performance shown prior to the inception date is that of the predecessor fund's Class A shares and includes the 12b-1 fees applicable to Class A shares. The inception date of the predecessor fund's Class A shares is May 31, 1984.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Label	Element	12 Months Ended
		Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Class R5 Prospectus | INVESCO U.S. MORTGAGE FUND
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Fund Summary
Objective [Heading]	rr_ObjectiveHeading	Investment Objective(s)
Objective, Primary [Text Block]	rr_ObjectivePrimaryTextBlock	The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal.
Expense [Heading]	rr_ExpenseHeading	Fees and Expenses of the Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees Caption [Text]	rr_ShareholderFeesCaption	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Text]	rr_OperatingExpensesCaption	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Portfolio Turnover [Heading]	rr_PortfolioTurnoverHeading	Portfolio Turnover.
Portfolio Turnover [Text Block]	rr_PortfolioTurnoverTextBlock	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 451% of the average value of its portfolio.
Portfolio Turnover, Rate	rr_PortfolioTurnoverRate	451.00%
Expense Example [Heading]	rr_ExpenseExampleHeading	Example.
Expense Example Narrative [Text Block]	rr_ExpenseExampleNarrativeTextBlock	This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

		The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Strategy [Heading]	rr_StrategyHeading	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock	The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the U.S. government, its agencies, instrumentalities or sponsored corporations (a Federal Agency), and in mortgage-backed securities privately issued in the United States, and in derivatives and other instruments that have economic characteristics similar to such securities.

      Mortgage-backed securities generally consist of government mortgage pass-through securities, collateralized mortgage obligations (CMOs), multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities and inverse floaters. The Fund historically has invested substantially all of its assets in mortgage-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. government or private lenders and guaranteed by U.S. government agencies such as the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC).

      The Fund may invest in real estate mortgage investment conduits (REMICs) and CMOs.

      The Fund may invest in stripped mortgage securities, which are derivative multi-class mortgage securities.

      The Fund is authorized to borrow money from banks and engage in dollar roll transactions in an aggregate amount up to 331/3% of its total assets (including amount borrowed) with no more than 5% of such amount from bank borrowings. The use of such transactions to purchase additional securities is known as leverage.

      The Fund may invest in illiquid or thinly traded securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933. The Fund's investments may include securities that do not produce immediate cash income, such as zero coupon securities and payment-in-kind securities.

      The Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that the Fund may buy or sell a security with payment and delivery taking place in the future. The Fund may also engage in "to be announced" (TBA) transactions, which are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis.

      The Fund can invest in derivative instruments including futures contracts and swap contracts.

      The Fund can use futures contracts, including interest rate futures, to increase or reduce its exposure to changes in interest rates.

      The Fund can use swap contracts, including interest rate swaps, to hedge or adjust the Fund's exposure to interest rates.

      The Fund utilizes active duration and yield curve positioning for risk management and for generating alpha (return on investments in excess of the Barclays U.S. Mortgage-Backed Securities Index).

      The portfolio managers utilize the Barclays U.S. Mortgage-Backed Securities Index as a reference in structuring the portfolio. The portfolio managers decide on appropriate risk factors such as duration, the shape of the U.S. Treasury yield curve, Federal Agency exposure, Federal Agency mortgage-backed security exposure, and Treasury Inflation-Protected Security (TIPS) exposure relative to this index. The portfolio managers then employ proprietary technology to calculate appropriate position sizes for each of these risk factors. In doing so, the portfolio managers consider recommendations from a globally interconnected team of specialist decision makers in positioning the Fund to generate alpha.

      The portfolio managers generally rely upon a team of market-specific specialists for trade execution and for assistance in determining efficient ways (in terms of cost-efficiency and selection) to implement those recommendations. Specialist investment professionals employ both top down and bottom-up analysis in determining larger or smaller exposure to specific risk factors. In general, these specialists will look for attractive risk-reward opportunities and securities that best enable the Fund to pursue those opportunities. The portfolio managers consider the recommendations of these market-specific specialists in adjusting the Fund's risk exposures and security selection on a real-time basis using proprietary communication technology. Although a variety of specialists provide input in the management of the Fund, the portfolio managers retain responsibility for ensuring the Fund is positioned appropriately in terms of risk exposures and position sizes.

      Specialists employ a bottom-up approach to recommend larger or smaller exposure to specific risk factors. In general, specialists will look for attractive risk-reward opportunities and securities that best enable the Fund to pursue those opportunities. The portfolio managers consider the recommendations of these market-specific specialists in adjusting the Fund's risk exposures and security selection on a real-time basis using proprietary communication technology.

      Decisions to purchase or sell securities are determined by the relative value considerations of the investment professionals that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund's macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Fund's exposure to a particular security or issuer, degradation of an issuer's credit quality or general liquidity needs of the Fund.

		In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.
Risk [Heading]	rr_RiskHeading	Principal Risks of Investing in the Fund
Risk Narrative [Text Block]	rr_RiskNarrativeTextBlock	As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

      Active Trading Risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

      Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

      Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

      TBA Transactions Risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the Fund to further losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.

      Leverage Risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair the Fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

      Income Risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

      Liquidity Risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

       Management Risk. The investment techniques and risk analysis used by the Fund's portfolio managers may not produce the desired results.

      Market Risk. The prices of and the income generated by the Fund's securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

      Mortgage-and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

      U.S. Government Obligations Risk. The Fund may invest in obligations issued by U.S. Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund's ability to recover should they default.

      When-Issued and Delayed Delivery Risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.

		Zero Coupon or Pay-In-Kind Securities Risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities.
Risk Lose Money [Text]	rr_RiskLoseMoney	As with any mutual fund investment, loss of money is a risk of investing.
Risk Not Insured Depository Institution [Text]	rr_RiskNotInsuredDepositoryInstitution	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Bar Chart and Performance Table [Heading]	rr_BarChartAndPerformanceTableHeading	Performance Information
Performance Narrative [Text Block]	rr_PerformanceNarrativeTextBlock	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark and a style specific benchmark. The Fund's and Van Kampen U.S. Mortgage Fund's (the predecessor fund's) past performance (before and after taxes) is not necessarily an indication of its future performance.

      The returns shown prior to June 1, 2010 are those of the Class A shares of the predecessor fund. The predecessor fund was advised by Van Kampen Asset Management. Class R5 shares' returns of the Fund will be different from the predecessor fund as they have different expenses.

		Updated performance information is available on the Fund's Web site at www.invesco.com/us.
Performance Information Illustrates Variability of Returns [Text]	rr_PerformanceInformationIllustratesVariabilityOfReturns	The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark and a style specific benchmark.
Performance Availability Website Address [Text]	rr_PerformanceAvailabilityWebSiteAddress	www.invesco.com/us
Performance Past Does Not Indicate Future [Text]	rr_PerformancePastDoesNotIndicateFuture	The Fund's and Van Kampen U.S. Mortgage Fund's (the predecessor fund's) past performance (before and after taxes) is not necessarily an indication of its future performance.
Bar Chart [Heading]	rr_BarChartHeading	Annual Total Returns
Bar Chart Closing [Text Block]	rr_BarChartClosingTextBlock	Class R5 year-to-date (ended March 28, 2013): 0.22% Best Quarter (ended September 30, 2012): 2.20% Worst Quarter (ended December 31, 2012): -0.16%
Performance Table Heading	rr_PerformanceTableHeading	Average Annual Total Returns (for the periods ended December 31, 2012)
Performance Table Uses Highest Federal Rate	rr_PerformanceTableUsesHighestFederalRate	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Performance Table Not Relevant to Tax Deferred	rr_PerformanceTableNotRelevantToTaxDeferred	Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Performance Table Narrative	rr_PerformanceTableNarrativeTextBlock	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class R5 Prospectus | INVESCO U.S. MORTGAGE FUND | Class R5
Risk/Return:	rr_RiskReturnAbstract
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	rr_MaximumSalesChargeImposedOnPurchasesOverOfferingPrice	none
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	rr_MaximumDeferredSalesChargeOverOther	none
Management Fees	rr_ManagementFeesOverAssets	0.47%
Distribution and/or Service (12b-1) Fees	rr_DistributionAndService12b1FeesOverAssets	none
Other Expenses	rr_OtherExpensesOverAssets	0.18%
Total Annual Fund Operating Expenses	rr_ExpensesOverAssets	0.65%
1 Year	rr_ExpenseExampleYear01	66
3 Years	rr_ExpenseExampleYear03	208
5 Years	rr_ExpenseExampleYear05	362
10 Years	rr_ExpenseExampleYear10	810
2011	rr_AnnualReturn2011	5.38%
2012	rr_AnnualReturn2012	4.80%
Year to Date Return, Label	rr_YearToDateReturnLabel	Class R5 year-to-date
Bar Chart, Year to Date Return, Date	rr_BarChartYearToDateReturnDate	Mar 28, 2013
Bar Chart, Year to Date Return	rr_BarChartYearToDateReturn	0.22%
Highest Quarterly Return, Label	rr_HighestQuarterlyReturnLabel	Best Quarter
Highest Quarterly Return, Date	rr_BarChartHighestQuarterlyReturnDate	Sep 30, 2012
Highest Quarterly Return	rr_BarChartHighestQuarterlyReturn	2.20%
Lowest Quarterly Return, Label	rr_LowestQuarterlyReturnLabel	Worst Quarter
Lowest Quarterly Return, Date	rr_BarChartLowestQuarterlyReturnDate	Dec 31, 2012
Lowest Quarterly Return	rr_BarChartLowestQuarterlyReturn	(0.16%)
1 Year	rr_AverageAnnualReturnYear01	4.80%	[1]
5 Years	rr_AverageAnnualReturnYear05	4.14%	[1]
10 Years	rr_AverageAnnualReturnYear10	3.87%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 1, 2010	[1]
Class R5 Prospectus | INVESCO U.S. MORTGAGE FUND | Return After Taxes on Distributions | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	3.18%	[1]
5 Years	rr_AverageAnnualReturnYear05	2.55%	[1]
10 Years	rr_AverageAnnualReturnYear10	2.09%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 1, 2010	[1]
Class R5 Prospectus | INVESCO U.S. MORTGAGE FUND | Return After Taxes on Distributions and Sale of Fund Shares | Class R5
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	3.10%	[1]
5 Years	rr_AverageAnnualReturnYear05	2.59%	[1]
10 Years	rr_AverageAnnualReturnYear10	2.23%	[1]
Inception Date	rr_AverageAnnualReturnInceptionDate	Jun 1, 2010	[1]
Class R5 Prospectus | INVESCO U.S. MORTGAGE FUND | Bank of America Merrill Lynch 1-10 Year Treasury Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	1.87%
5 Years	rr_AverageAnnualReturnYear05	4.66%
10 Years	rr_AverageAnnualReturnYear10	4.12%
Class R5 Prospectus | INVESCO U.S. MORTGAGE FUND | Barclays U.S. Mortgage-Backed Securities Index (reflects no deduction for fees, expenses or taxes)
Risk/Return:	rr_RiskReturnAbstract
1 Year	rr_AverageAnnualReturnYear01	2.59%
5 Years	rr_AverageAnnualReturnYear05	5.67%
10 Years	rr_AverageAnnualReturnYear10	5.08%

[1]	Class R5 shares' performance shown prior to the inception date is that of the predecessor fund's Class A shares and includes the 12b-1 fees applicable to Class A shares. The inception date of the predecessor fund's Class A shares is May 31, 1984.

Label	Element	12 Months Ended
Value
Risk/Return:	rr_RiskReturnAbstract
Registrant Name	dei_EntityRegistrantName	AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Prospectus Date	rr_ProspectusDate	Apr 29, 2013
Document Creation Date	dei_DocumentCreationDate	Apr 26, 2013